As filed with the Securities and Exchange Commission on March 6, 2013

REGISTRATION NO. 333-______

SECURITIES AND EXCHANGE COMMISSION

  WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant)
ILLINOIS (State or other jurisdiction of incorporation or organization)

36-2554642

(I.R.S. Employer Identification Number)

C/O ALLSTATE LIFE INSURANCE COMPANY

3100 SANDERS ROAD

NORTHBROOK, ILLINOIS 60062

 847/402-5000

(Address and Phone Number of Principal Executive Office)

C T CORPORATION
208 South LaSalle Street
Suite 814
Chicago, IL  60604
(312) 345-4320

  (Name, Complete Address and Telephone Number of Agent for Service)

COPIES TO:

JOCELYN LIU, ESQUIRE
ALLSTATE LIFE INSURANCE COMPANY
3100 SANDERS ROAD SUITE J5B
NORTHBROOK, IL 60062

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [  ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: [ ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [  ] Accelerated filer [  ] Non-accelerated filer [X] (Do not check if a smaller reporting company) Smaller reporting company [   ]

CALCULATION OF REGISTRATION FEE

                                                                                                                           Proposed                     Proposed
                                                                                                                            maximum                     maximum
                                                                                                                             offering                     aggregate
Title of securities                                             Amount to be                         price per                    offering              Amount of
to be registered                                                    registered                             unit(1)                         price              registration fee
-------------------------------                                     --------------                            ---------                           ----------           ----------------
Market Value Adjusted Annuity
Contracts                                                          $30,000,000                             $1.00                           $30,000,000        $4,092.00

(1)	Interests in the market value adjustment account are sold on a dollar basis, not on the basis of a price per share or unit.

This filing is being made under the Securities Act of 1933 to register $30,000,000 of interests in market value adjusted annuity contracts.  Under rule 457(o) under the Securities Act of 1933, the filing fee set forth above was calculated based on the maximum aggregate offering price of $30,000,000.   In accordance with Rule 415 (a)(6), the offering of securities on the earlier registration statement will be deemed terminated as of the effective date of this registration statement.

Risk Factors are discussed in the sections of the prospectus included in Part 1 of this Form concerning the Market Value Adjustment option.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of each prospectus included in this registration statement. Any representation to the contrary is a criminal offense.

The principal underwriter for these securities, Allstate Distributors, L.L.C. or Morgan Stanley & Co. LLC (as applicable) is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The offering under this registration statement will conclude three years from the effective date of this registration statement, unless terminated earlier by the Registrant.  See each prospectus included in Part 1 hereof for the date of the prospectus.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission may determine.

ALLSTATE LIFE INSURANCE COMPANY

Supplement dated January 8, 2013, to the
Prospectuses Dated May 1, 2012, as supplemented, for
The Allstate Variable Annuities

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement dated January 8, 2013, to the
Prospectuses Dated May 1, 2007, as supplemented, for
The Allstate Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective as of January 31, 2013 (the Closure Date), the following variable sub-account available in the Allstate Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the Closure Date:

    AllianceBernstein VPS Value Portfolio (Class B)

Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.

         Please keep this supplement for future reference together with your prospectus.

ALLSTATE LIFE INSURANCE COMPANY

Supplement, dated December 19, 2012, to the
Prospectuses Dated May 1, 2012 for
The Allstate Variable Annuities

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement dated December 19, 2012, to the
Prospectuses Dated May 1, 2007, as supplemented, for
The Allstate Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective as of January 31, 2013 (the Closure Date), the following variable sub-account available in the Allstate Variable Annuities will be closed to all contract owners except those contract owners who previously had contract value invested in the variable sub-account and those contract owners who have contract value invested in the variable sub-account as of the Closure Date:

    AllianceBernstein VPS Value Portfolio (Class B)

Contract owners who previously had contract value invested in the variable sub-account, and contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date or who did not previously have contract value invested in the variable sub-account will not be permitted to invest in the variable sub-account thereafter.

         Please keep this supplement for future reference together with your prospectus.

                                             ALLSTATE LIFE INSURANCE COMPANY
                                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                            Supplement, dated October 18, 2010, to the
                                                            following Prospectuses, as supplemented:

                                    Allstate Advisor, dated May 1, 2010 (Allstate Life Insurance Company)
                                    Allstate Advisor, dated May 1, 2007 (Allstate Life Insurance Company of New York)
                                    STI Classic Variable Annuity, dated May 1, 2004
                                    Allstate Provider, dated May 1, 2004

This supplement amends the above-referenced prospectuses for certain Variable Annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

                   Oppenheimer Balanced Fund/VA—Service Shares
                   Oppenheimer Balanced Fund/VA—Initial Shares

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.

If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

                                                    ALLSTATE LIFE INSURANCE COMPANY
                                      ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                                    Supplement, dated October 18, 2010, to the
                                                                  following Prospectuses, as supplemented:

                          Morgan Stanley Variable Annuity II, dated May 1, 2010
                          Allstate Variable Annuity, dated May 1, 2010 (Allstate Life Insurance Company)
                          Allstate Variable Annuity, dated May 1, 2007 (Allstate Life Insurance Company of New York)
                          Preferred Client Variable Annuity, dated April 30, 2005
                          Morgan Stanley Variable Annuity 3, dated May 1, 2010
                          Allstate Variable Annuity II, dated April 30, 2005
                          Allstate Variable Annuity 3, dated May 1, 2006
                          Morgan Stanley Variable Annuity 3 Asset Manager, dated April 30, 2005
                            Morgan Stanley Variable Annuity II Asset Manager, dated April 30, 2005
                          Allstate Variable Annuity 3 Asset Manager, dated May 1, 2004

This supplement amends the above-referenced prospectuses for certain Variable Annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

               Morgan Stanley Limited Duration Portfolio—Class X
               Morgan Stanley Limited Duration Portfolio—Class Y

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.

If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

                                             Supplement, dated October 18, 2010,
                                   to the Prospectus for your Variable Annuity
                                                                 Issued by

                              ALLSTATE LIFE INSURANCE COMPANY
                                     ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                       LINCOLN BENEFIT LIFE COMPANY

This supplement amends the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York or Lincoln Benefit Life Company, as applicable.

Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

                      Invesco V.I. Capital Appreciation Fund—Series I
                      Invesco V.I. Capital Appreciation Fund—Series II

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.

If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement, dated July 23, 2010, to the
Prospectuses Dated May 1, 2010 and May 1, 2007, as supplemented, for
The Allstate Advisor Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective as of August 30, 2010 (the Closure Date), the following variable sub-accounts available in the Allstate Advisor Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date:

 Oppenheimer High Income Fund/VA (Service Shares)
  Oppenheimer Small- & Mid-Cap Growth Fund/VA (Service Shares)*

Contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date may continue to submit additional investments into the respective variable sub-account thereafter, although they will not be permitted to invest in the respective variable sub-account if they withdraw or otherwise transfer their entire contract value from the respective variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the respective variable sub-account as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closures.

If you have any questions, please contact your financial representative or our Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

* Note:  Oppenheimer Small- & Mid-Cap Growth Fund/VA was formerly known as Oppenheimer MidCap Fund/VA.

Supplement Dated December 31, 2009
To the Prospectus for Your Variable Annuity
Issued By
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Lincoln Benefit Life Company

This  supplement  amends the prospectus for your variable  annuity  contract issued by Allstate Life Insurance  Company,  Allstate Life Insurance Company of New York, or Lincoln Benefit Life Company.

The following provision is added to your prospectus:

         WRITTEN  REQUESTS  AND  FORMS  IN  GOOD  ORDER.  Written  requests  must  include  sufficient   information  and/or  documentation,  and be  sufficiently  clear,  to enable us to complete  your  request  without the need to exercise discretion on our part to carry it out. You may contact our Customer  Service  Center to learn what  information we  require for your  particular  request to be in "good  order."  Additionally,  we may  require  that you submit your request on our form.  We reserve the right to determine  whether any  particular  request is in good order,  and to change or waive any good order requirements at any time.

If you have any questions,  please contact your financial  representative  or call our Customer  Service Center at  1-800-457-7617.  If you own a Putnam contract, please call 1-800-390-1277.

                           For future reference, please keep this supplement together with your prospectus.

                                                     ALLSTATE LIFE INSURANCE COMPANY

                                                The Allstate Advisor Variable Annuities
                                              (Advisor, Advisor Plus, Advisor Preferred)

                                                   Supplement Dated November 9, 2009
                                                  To the Prospectus Dated May 1, 2009

                                     Van Kampen LIT Money Market Portfolio - Class II Liquidation

The purpose of this Supplement is to advise you of certain changes to your variable annuity contract issued by Allstate Life Insurance Company.

The Board of Trustees of the Van Kampen Life Investment Trust has approved the liquidation of the Van Kampen LIT Money Market Portfolio - Class II ("Liquidating Fund") to occur on December 18, 2009 ("Liquidation Date"). After the Liquidation Date, the Van Kampen LIT Money Market Sub-Account will no longer be available for investment, and any Contract Value allocated to the Liquidating Fund will be transferred to the Putnam VT Money Market Fund - Class IB ("Money Market Sub-Account").

If you wish to transfer your Contract Value out of the Liquidating Fund and into any other available investment option within your annuity before the Liquidation Date, you may do so without charge, and the transfer will not be applied against your annual free transfers.  In addition, if your Contract Value corresponding to the Liquidating Fund is transferred into the Money Market Sub-Account on the Liquidation Date, you may transfer that amount to any other available investment option within your annuity during the 60-day period after the Liquidation Date without charge, and the transfer will not count as one of your annual free transfers.

For your convenience, we have enclosed a transfer form that you may use to transfer your Contract Value to another investment option(s).  Please refer to your prospectus or visit www.accessallstate.com for detailed information about available investment options. If you need assistance in choosing investment options, please contact your financial representative. You may request a transfer via the internet at www.accessallstate.com.  If you have elected the telephone transfer privilege, you may transfer your Contract Value by calling the Annuity Service Center.

If you have any questions, or would like a copy of any fund prospectuses, please contact your financial representative or the Annuity Service Center at (800) 457-7617.

Please keep this supplement together with your prospectus for future reference.

Allstate Life Insurance Company
 Allstate Financial Advisors Separate Account I

Supplement, dated July 27, 2009, to the

Prospectus Dated May 1, 2009 for

Allstate Variable Annuity & Allstate Variable Annuity L-Share

AllianceBernstein VPS Utility Income Portfolio - Class B

The purpose of this prospectus supplement is to advise you of changes to certain investment options within your variable annuity contract issued by Allstate Life Insurance Company.

The Board of Trustees of the AllianceBernstein Variable Products Series Fund, Inc. has approved the liquidation of the AllianceBernstein VPS Utility Income Portfolio - Class B ("Liquidating Fund") to occur on September 25, 2009 ("Liquidation Date"). After the Liquidation Date, the Sub-Account will no longer be available for investment. As a result, on the Liquidation Date any Contract Value allocated to the Sub-Account will be transferred to the Fidelity VIP Money Market Portfolio - Service Class 2 ("Money Market Sub-Account").

If you wish to transfer your Contract Value out of the Liquidating Fund and into any other available investment option within your annuity before the Liquidation Date, you may do so without charge and without the transfer being applied against your annual free transfers. If you take no action before the Liquidation Date, during the 60-day period after the Liquidation Date you may transfer your Contract Value corresponding to the Liquidating Fund out of the Money Market Sub-Account and into any other available investment option within your annuity without charge and without the transfer being applied against your annual free transfers.

For your convenience, we have enclosed a transfer form that you may use to transfer your Contract Value to another investment option(s). Please refer to accessallstate.com for detailed information about available investment options. If you need assistance in choosing investment options, please contact your financial representative. You may request a transfer via the internet at accessallstate.com. If you have elected the telephone transfer privilege, you may transfer your Contract Value by calling the Annuity Service Center.

If you have any questions, or would like a copy of any fund prospectuses, please contact your financial representative or the Annuity Service Center at 1-800-457-7617.

Allstate Life Insurance Company

The Allstate Advisor Variable Annuities (STI)

AIM Enhanced Choice

Allstate Provider Series

Allstate Provider Advantage/Ultra/Extra

Allstate Provider Advantage/Ultra (STI)

AIM Lifetime Series: Classic, Regal and Freedom

STI Classic

AIM Lifetime Plus

Supplement, dated May 1, 2009

This supplement amends certain disclosure contained in the prospectus for certain annuity contracts issued by Allstate Life Insurance Company.

Under the "More Information" section, the subsection entitled "Legal Matters" is deleted and replaced with the following:

LEGAL MATTERS

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under applicable state insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

The "Annual Reports and other Documents" section is deleted and replaced with the following:

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life Insurance Company ("Allstate Life") incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act and all other reports filed with the SEC under the Exchange Act since the end of the fiscal year covered by its latest annual report, including filings made on Form 10-Q and Form 8-K. In addition, all documents subsequently filed by Allstate Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Allstate Life will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate Life, P.O. Box 758565, Topeka, KS 66675-8565 or by calling 1-800 - 457-7617. Allstate Life files periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that Allstate Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

Allstate Life Insurance Company

Allstate Advisor, Advisor Plus, Advisor Preferred Allstate Variable Annuities
The Allstate Advisor Variable Annuities

Supplement, dated May 1, 2009

This supplement amends certain disclosure contained in the prospectus for certain annuity contracts issued by Allstate Life Insurance Company.

Under the "More Information" section, the subsection entitled "Legal Matters" is deleted and replaced with the following:

LEGAL MATTERS

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under applicable state insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

The "Annual Reports and other Documents" section is deleted and replaced with the following:

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life Insurance Company ("Allstate Life") incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act and all other reports filed with the SEC under the Exchange Act since the end of the fiscal year covered by its latest annual report, including filings made on Form 10-Q and Form 8-K. In addition, all documents subsequently filed by Allstate Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Allstate Life will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate Life, P.O. Box 758566, Topeka, KS 66675-8566 or by calling 1-800 - 457-7617. Allstate Life files periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that Allstate Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

THE ALLSTATE ADVISOR VARIABLE ANNUITIES
 (ADVISOR, ADVISOR PLUS, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY

 STREET ADDRESS: 5801 SW 6TH AVE., TOPEKA KS, 66606-0001

MAILING ADDRESS: P.O. BOX 758566, TOPEKA, KS 66675-8566

TELEPHONE NUMBER: 1-800-457-7617

FAX NUMBER: 1-785-228-4584

PROSPECTUS DATED MAY 1, 2012

Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

. ALLSTATE ADVISOR

. ALLSTATE ADVISOR PLUS

. ALLSTATE ADVISOR PREFERRED

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 59* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

FIDELITY(R) VARIABLE INSURANCE                              PUTNAM VARIABLE TRUST (CLASS IB)
  PRODUCTS (SERVICE CLASS 2)

                                                                                                 AIM VARIABLE INSURANCE FUNDS (INVESCO

FRANKLIN TEMPLETON VARIABLE INSURANCE    VARIABLE INSURANCE FUNDS) (SERIES I
  PRODUCTS TRUST (CLASS 2)                                          AND II)

LORD ABBETT SERIES FUND, INC.                                 THE UNIVERSAL INSTITUTIONAL FUNDS,
  (CLASS VC)                                                                              INC. (CLASS I & II)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
  (SERVICE SHARES)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see pages 44-48 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

FOR ALLSTATE ADVISOR PLUS CONTRACTS, EACH TIME YOU MAKE A PURCHASE PAYMENT, WE WILL ADD TO YOUR CONTRACT VALUE ("CONTRACT VALUE") A CREDIT ENHANCEMENT ("CREDIT ENHANCEMENT") OF UP TO 5% (DEPENDING ON THE ISSUE AGE AND YOUR TOTAL PURCHASE PAYMENTS) OF SUCH PURCHASE PAYMENT. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT THE CREDIT ENHANCEMENT. OVER TIME, THE AMOUNT OF THE CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY THE FEES ASSOCIATED WITH THE CREDIT ENHANCEMENT.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2012, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 93 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

1 PROSPECTUS

IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES
 NOTICES   DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
           PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH
           BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
           CONTRACTS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SUCH
           INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES
           INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           THE CONTRACTS ARE NOT FDIC INSURED.

2 PROSPECTUS

                                     PAGE
OVERVIEW
-----------------------------------------
   Important Terms                     4
-----------------------------------------
   Overview of Contracts               6
-----------------------------------------
   The Contracts at a Glance           7
-----------------------------------------
   How the Contracts Work             12
-----------------------------------------
   Expense Table                      13
-----------------------------------------
   Financial Information              17
-----------------------------------------
CONTRACT FEATURES
-----------------------------------------
   The Contracts                      17
-----------------------------------------
   Purchases                          20
-----------------------------------------
   Contract Value                     21
-----------------------------------------
   Investment Alternatives            44
-----------------------------------------
     The Variable Sub-Accounts        44
-----------------------------------------
     The Fixed Account Options        51
-----------------------------------------
     Transfers                        55
-----------------------------------------
   Expenses                           57
-----------------------------------------
   Access to Your Money               63
-----------------------------------------
   Income Payments                    64
-----------------------------------------
   Death Benefits                     73
-----------------------------------------

                                                       PAGE
OTHER INFORMATION
-----------------------------------------------------------
   More Information                                     80
-----------------------------------------------------------
   Taxes                                                83
-----------------------------------------------------------
   Annual Reports and Other Documents                   92
-----------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS  93
-----------------------------------------------------------
APPENDIX A - ALLSTATE ADVISOR CONTRACT COMPARISON
 CHART                                                 94
-----------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT                   96
-----------------------------------------------------------
APPENDIX C - CALCULATION OF INCOME PROTECTION BENEFIT  98
-----------------------------------------------------------
APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME
 BENEFITS                                              99
-----------------------------------------------------------
APPENDIX E - WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH
 BENEFITS                                              100
-----------------------------------------------------------
APPENDIX F - CALCULATION OF EARNINGS PROTECTION DEATH
 BENEFIT                                               101
-----------------------------------------------------------
APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE -
 TRUERETURN ACCUMULATION BENEFIT                       103
-----------------------------------------------------------
APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION
 CALCULATION EXAMPLES                                  104
-----------------------------------------------------------
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
 OPTION CALCULATION EXAMPLES                           106
-----------------------------------------------------------
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
 OPTION CALCULATION EXAMPLES                           108
-----------------------------------------------------------
APPENDIX K - ACCUMULATION UNIT VALUES                  112
-----------------------------------------------------------

3 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term.

                                                               PAGE
AB Factor                                                       22
-------------------------------------------------------------------
Accumulation Benefit                                            22
-------------------------------------------------------------------
Accumulation Phase                                              12
-------------------------------------------------------------------
Accumulation Unit                                               17
-------------------------------------------------------------------
Accumulation Unit Value                                         17
-------------------------------------------------------------------
Allstate Life ("We")                                            80
-------------------------------------------------------------------
Annuitant                                                       18
-------------------------------------------------------------------
Automatic Additions Program                                     20
-------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         57
-------------------------------------------------------------------
Beneficiary                                                     19
-------------------------------------------------------------------
Benefit Base (for the TrueReturn Accumulation Benefit Option)   23
-------------------------------------------------------------------
Benefit Base (for the SureIncome Withdrawal Benefit Option)     33
-------------------------------------------------------------------
Benefit Base (for the SureIncome Plus Withdrawal Benefit
Option)                                                         36
-------------------------------------------------------------------
Benefit Base (for the SureIncome For Life Withdrawal Benefit
Option)                                                         40
-------------------------------------------------------------------
Benefit Payment (for the SureIncome Withdrawal Benefit
Option)                                                         32
-------------------------------------------------------------------
Benefit Payment (for the SureIncome Plus Withdrawal Benefit
Option)                                                         35
-------------------------------------------------------------------
Benefit Payment (for the SureIncome For Life Withdrawal
Benefit Option)                                                 39
-------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Withdrawal
Benefit Option)                                                 32
-------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Plus
Withdrawal Benefit Option)                                      35
-------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome For Life
Withdrawal Benefit Option)                                      39
-------------------------------------------------------------------
Benefit Year (for the SureIncome Withdrawal Benefit Option)     31
-------------------------------------------------------------------
Benefit Year (for the SureIncome Plus Withdrawal Benefit
Option)                                                         35
-------------------------------------------------------------------
Benefit Year (for the SureIncome For Life Withdrawal Benefit
Option)                                                         38
-------------------------------------------------------------------
Co-Annuitant                                                    18
-------------------------------------------------------------------
*Contract                                                       17
-------------------------------------------------------------------
Contract Anniversary                                             8
-------------------------------------------------------------------
Contract Owner ("You")                                          17
-------------------------------------------------------------------
Contract Value                                                   1
-------------------------------------------------------------------
Contract Year                                                    9
-------------------------------------------------------------------
Credit Enhancement                                               1
-------------------------------------------------------------------
Dollar Cost Averaging Program                                   57
-------------------------------------------------------------------
Due Proof of Death                                              73
-------------------------------------------------------------------
Earnings Protection Death Benefit Option                        75
-------------------------------------------------------------------
Enhanced Beneficiary Protection (Annual Increase) Option        74
-------------------------------------------------------------------
Excess of Earnings Withdrawal                                   75
-------------------------------------------------------------------

                                                            PAGE
Fixed Account Options                                        51
----------------------------------------------------------------
Free Withdrawal Amount                                       61
----------------------------------------------------------------
Funds                                                         1
----------------------------------------------------------------
Guarantee Option                                             70
----------------------------------------------------------------
Guarantee Period Account                                     52
----------------------------------------------------------------
Income Base                                                   9
----------------------------------------------------------------
Income Plan                                                  64
----------------------------------------------------------------
Income Protection Benefit Option                             68
----------------------------------------------------------------
In-Force Earnings                                            75
----------------------------------------------------------------
In-Force Premium                                             75
----------------------------------------------------------------
Investment Alternatives                                      44
----------------------------------------------------------------
IRA Contract                                                  9
----------------------------------------------------------------
Issue Date                                                   12
----------------------------------------------------------------
Market Value Adjustment                                      11
----------------------------------------------------------------
Maximum Anniversary Value                                     8
----------------------------------------------------------------
Maximum Anniversary Value (MAV) Death Benefit Option          8
----------------------------------------------------------------
Payout Phase                                                 12
----------------------------------------------------------------
Payout Start Date                                            64
----------------------------------------------------------------
Portfolios                                                   81
----------------------------------------------------------------
Qualified Contract                                           17
----------------------------------------------------------------
Retirement Income Guarantee Options                          70
----------------------------------------------------------------
Return of Premium Death Benefit                              11
----------------------------------------------------------------
Rider Anniversary                                            22
----------------------------------------------------------------
Rider Application Date                                        8
----------------------------------------------------------------
Rider Date (for the TrueReturn Accumulation Benefit
Option)                                                      22
----------------------------------------------------------------
Rider Date (for the SureIncome Withdrawal Benefit Option)    31
----------------------------------------------------------------
Rider Date (for the SureIncome Plus Withdrawal Benefit
Option)                                                      35
----------------------------------------------------------------
Rider Date (for the SureIncome For Life Withdrawal Benefit
Option)                                                      38
----------------------------------------------------------------
Rider Fee (for the TrueReturn Accumulation Benefit Option)   23
----------------------------------------------------------------
Rider Fee (for the SureIncome Withdrawal Benefit Option)     33
----------------------------------------------------------------
Rider Fee (for the SureIncome Plus Withdrawal Benefit
Option)                                                      36
----------------------------------------------------------------
Rider Fee (for the SureIncome For Life Withdrawal Benefit
Option)                                                      40
----------------------------------------------------------------
Rider Fee Percentage                                         30
----------------------------------------------------------------
Rider Maturity Date                                          22
----------------------------------------------------------------
Rider Period                                                 22
----------------------------------------------------------------
Rider Trade-In Option (for the TrueReturn Accumulation
Benefit Option)                                              30
----------------------------------------------------------------
Rider Trade-In Option (for the SureIncome Withdrawal
Benefit Option)                                              34
----------------------------------------------------------------
Right to Cancel                                              21
----------------------------------------------------------------

4 PROSPECTUS

                                                      PAGE
SEC                                                      1
----------------------------------------------------------
Settlement Value                                        73
----------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option        59
----------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option for
Custodial Individual Retirement Accounts                59
----------------------------------------------------------
Standard Fixed Account Option                           52
----------------------------------------------------------
SureIncome Covered Life                                 38
----------------------------------------------------------
SureIncome Option Fee                                   60
----------------------------------------------------------
SureIncome Plus Option                                  35
----------------------------------------------------------
SureIncome Plus Option Fee                              60
----------------------------------------------------------
SureIncome Plus Withdrawal Benefit Option               35
----------------------------------------------------------
SureIncome For Life Option                              38
----------------------------------------------------------
SureIncome For Life Option Fee                          60
----------------------------------------------------------
SureIncome For Life Withdrawal Benefit Option           38
----------------------------------------------------------
SureIncome ROP Death Benefit                            73
----------------------------------------------------------
SureIncome Withdrawal Benefit Option                    31
----------------------------------------------------------
Systematic Withdrawal Program                           64
----------------------------------------------------------
Tax Qualified Contract                                  87
----------------------------------------------------------
Transfer Period Accounts                                25
----------------------------------------------------------
Trial Examination Period                                 7
----------------------------------------------------------
TrueBalance/SM/ Asset Allocation Program                49
----------------------------------------------------------
TrueReturn/SM/ Accumulation Benefit Option              22
----------------------------------------------------------

                                                          PAGE
Valuation Date                                              20
--------------------------------------------------------------
Variable Account                                            81
--------------------------------------------------------------
Variable Sub-Account                                        44
--------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Withdrawal
Benefit Option)                                             32
--------------------------------------------------------------
Withdrawal Benefit Factor (For the SureIncome Plus
Withdrawal Benefit Option)                                  35
--------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome For Life
Withdrawal Benefit Option)                                  39
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome
Withdrawal Benefit Option)                                  33
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Plus
Withdrawal Benefit Option)                                  37
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome For
Life Withdrawal Benefit Option)                             40
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
Withdrawal Benefit Option)                                  33
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
Plus Withdrawal Benefit Option)                             37
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
For Life Withdrawal Benefit Option)                         41
--------------------------------------------------------------
Withdrawal Benefit Option                                   31
--------------------------------------------------------------
Withdrawal Benefit Option Fee                               60
--------------------------------------------------------------

* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

5 PROSPECTUS

OVERVIEW OF CONTRACTS

The Contracts offer many of the same basic features and benefits.+ They differ primarily with respect to the charges imposed, as follows:

. The ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

. The ALLSTATE ADVISOR PLUS CONTRACT offers Credit Enhancement of up to 5% on purchase payments, a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 5-YEAR WITHDRAWAL CHARGE OPTION ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 3-YEAR WITHDRAWAL CHARGE OPTION ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

+ Some broker/dealers and banks may limit the purchase of optional benefits and may limit participation in certain programs. Your individual sales representative will describe any such limitations to you.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.

6 PROSPECTUS

THE CONTRACTS AT A GLANCE

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS         WE ARE NO LONGER OFFERING NEW CONTRACTS. You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $1,000
                          ($50 for automatic payments).

                          We reserve the right to accept a lesser initial purchase payment amount for each Contract. We may limit the cumulative amount of purchase payments to a maximum of $1,000,000 in any Contract.

                          For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement of up to 5% of such purchase payment.
----------------------------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("TRIAL EXAMINATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the
                          Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. If you cancel your Contract during the
                          TRIAL EXAMINATION PERIOD, the amount we refund to you will not include any
                          Credit Enhancement. See "Trial Examination Period" for details.
----------------------------------------------------------------------------------------------------------
EXPENSES                  Each Portfolio pays expenses that you will bear indirectly if you invest in a
                          Variable Sub-Account. You also will bear the following expenses:

                          ALLSTATE ADVISOR CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PLUS CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 8.5% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR WITHDRAWAL CHARGE OPTION)

                          .   Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR WITHDRAWAL CHARGE OPTION)

                          .   Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

7 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO WITHDRAWAL CHARGE OPTION)

.   Annual mortality and expense risk charge equal to 1.60% of average daily net assets.

.   No withdrawal charge.

ALL CONTRACTS

.   Annual administrative expense charge of 0.19% (up to 0.35% for future
    Contracts).

.   Annual contract maintenance charge of $30 (waived in certain cases).

.   If you select the MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT OPTION
    ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20%* (up to 0.30% for Options added in the future).

.   If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, you
    will pay an additional mortality and expense risk charge of 0.30%*.

.   If you select the EARNINGS PROTECTION DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35%
    or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later ("RIDER
    APPLICATION DATE").

.   If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION ("TRUERETURN
    OPTION") you would pay an additional annual fee ("RIDER FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract anniversary ("CONTRACT ANNIVERSARY") during the Rider Period.
    You may not select the TrueReturn Option together with a Retirement Income
    Guarantee Option or any Withdrawal Benefit Option.

.   If you select the SUREINCOME OPTION, you would pay an additional annual fee
    ("SUREINCOME OPTION FEE") of 0.50% of the BENEFIT BASE on each Contract
    Anniversary (see the SureIncome Option Fee section). You may not select the
    SureIncome Option together with a Retirement Income Guarantee Option, a
    TrueReturn Option or any other Withdrawal Benefit Option.

.   If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION ("SUREINCOME
    PLUS OPTION") you would pay an additional annual fee ("SUREINCOME PLUS
    OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the
    BENEFIT BASE on each Contract Anniversary (see the SureIncome Plus Option
    Fee section). You may not select the SureIncome Plus Option together with a
    Retirement Income Guarantee Option, a TrueReturn Option or any other
    Withdrawal Benefit Option.

.   If you select the SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
    ("SUREINCOME FOR LIFE OPTION") you would pay an additional annual fee
    ("SUREINCOME FOR LIFE OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary (see the
    SureIncome For Life Option Fee section). You may not select the SureIncome
    For Life Option together with a Retirement Income Guarantee Option, a
    TrueReturn Option or any other Withdrawal Benefit Option.

8 PROSPECTUS

  .   We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 1 ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected
      RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider
      Fee") of 0.40%* of the INCOME BASE in effect on a Contract Anniversary.

  .   We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 2 ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected
      RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of
      0.55%* of the INCOME BASE in effect on a Contract Anniversary.

  .   If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for
      Options added in the future) during the Payout Phase of your Contract.

  .   If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION OR
      SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT OPTION FOR CUSTODIAL INDIVIDUAL
      RETIREMENT ACCOUNTS ("CSP") you would pay an additional annual fee ("RIDER
      FEE") of 0.10%** (up to 0.15% for Options added in the future) of the
      Contract Value ("CONTRACT VALUE") on each Contract Anniversary. These
      Options are only available for certain types of IRA Contracts, which are
      Contracts issued with an Individual Retirement Annuity or Account ("IRA")
      under Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual Retirement Accounts established under
      Section 408 of the Internal Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection
      Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.**

     ** NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR CONTRACT OWNERS WHO ADDED
     THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE PAGE 14 FOR DETAILS.

  .   Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12/th/ transfer in any Contract Year
      ("CONTRACT YEAR"), which we measure from the date we issue your Contract or a Contract Anniversary.

  .   State premium tax (if your state imposes one)

  .   NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES.

     WE MAY DISCONTINUE ANY OF THESE OPTIONS AT ANY TIME PRIOR TO THE TIME YOU
     ELECT TO RECEIVE IT.

     * DIFFERENT RATES APPLY TO CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO
     MAY 1, 2003. SEE PAGE 14 FOR DETAILS.
------------------------------------------------------------------------------------

9 PROSPECTUS

-----------------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES  Each Contract offers several investment alternatives including:

                         .   up to 3 Fixed Account Options that credit interest at rates we guarantee,
                             and

                         .   59* Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

                            .   Fidelity Management & Research Company

                            .   Franklin Advisers, Inc.

                            .   Franklin Advisory Services, LLC

                            .   Franklin Mutual Advisers, LLC

                            .   Lord, Abbett & Co. LLC

                            .   OppenheimerFunds, Inc.

                            .   Putnam Investment Management, LLC

                            .   Templeton Asset Management Ltd.

                            .   Templeton Investment Counsel, LLC

                            .   Morgan Stanley Investment Management, Inc.

                            *Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub- Account are closed to Contract Owners not invested in the specified Variable
                            Sub-Accounts by a designated date. Please see page 44-48 for more information.

                         NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL STATES OR WITH ALL CONTRACTS.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at
                         1-800-457-7617.
-----------------------------------------------------------------------------------------------------------
SPECIAL SERVICES         For your convenience, we offer these special services:

                         .   AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                         .   AUTOMATIC ADDITIONS PROGRAM

                         .   DOLLAR COST AVERAGING PROGRAM

                         .   SYSTEMATIC WITHDRAWAL PROGRAM

                         .   TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
-----------------------------------------------------------------------------------------------------------

10 PROSPECTUS

-------------------------------------------------------------------------------------------------
INCOME PAYMENTS  You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                 .   life income with guaranteed number of payments

                 .   joint and survivor life income with guaranteed number of payments

                 .   guaranteed number of payments for a specified period

                 .   life income with cash refund

                 .   joint life income with cash refund

                 .   life income with installment refund

                 .   joint life income with installment refund

                 Prior to May 1, 2004, Allstate Life also offered two Retirement Income
                 Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                 In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.
-------------------------------------------------------------------------------------------------
DEATH BENEFITS   If you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract.
                 In addition to the death benefit included in your Contract ("RETURN OF PREMIUM
                 DEATH BENEFIT" or "ROP Death Benefit"), the death benefit options we currently offer include:

                 .   MAV DEATH BENEFIT OPTION;

                 .   ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION; and

                 .   EARNINGS PROTECTION DEATH BENEFIT OPTION

                 The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit, ("SUREINCOME
                 ROP DEATH BENEFIT").
-------------------------------------------------------------------------------------------------
TRANSFERS        Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the Standard Fixed
                 Account or Market Value Adjusted Account Options is $100.

                 A charge may apply after the 12/th/ transfer in each Contract Year.
-------------------------------------------------------------------------------------------------
WITHDRAWALS      You may withdraw some or all of your Contract Value at any time during the
                 Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the Payout
                 Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10%
                 federal tax penalty. A withdrawal charge and a MARKET VALUE ADJUSTMENT may also apply.

                 If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a
                 Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.
-------------------------------------------------------------------------------------------------

11 PROSPECTUS

HOW THE CONTRACTS WORK

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 64. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

[FLOW CHART]

Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

12 PROSPECTUS

EXPENSE TABLE

THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY

WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                    Number of Complete Years Since We Received the Purchase Payment
                                       Being Withdrawn/Applicable Charge:
----------------------------------------------------------------------------------------------------
Contract:                                                      0       1            2           3            4            5         6          7          8+
Allstate Advisor                                       7%      7%       6%       5%       4%         3%     2%       0%       0%
Allstate Advisor Plus                              8.5%    8.5%    8.5%    7.5%    6.5%     5.5%   4%     2.5%      0%
Allstate Advisor Preferred with:
 5-Year Withdrawal Charge Option       7%      6%      5%          4%       3%        0%
 3-Year Withdrawal Charge Option       7%      6%      5%          0%
 No Withdrawal Charge Option                          None

All Contracts:
Annual Contract Maintenance Charge                    $30**
Transfer Fee                        up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                                                       Mortality and Expense   Administrative  Total Variable Account
Basic Contract (without any optional benefit)                     Risk Charge        Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                       1.10%              0.19%              1.29%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                               1.40%              0.19%              1.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5-year Withdrawal Charge Option)         1.40%              0.19%              1.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3-year Withdrawal Charge Option)         1.50%              0.19%              1.69%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)             1.60%              0.19%              1.79%
-------------------------------------------------------------------------------------------------------------------------

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option                                                             0.20%* (up to 0.30% for Options added in the future)
Enhanced Beneficiary Protection (Annual Increase) Option      0.30%*
Earnings Protection Death Benefit Option (issue age 0-70)       0.25% (up to 0.35% for Options added in the future)
Earnings Protection Death Benefit Option (issue age 71-79)     0.40% (up to 0.50% for Options added in the future)

* For Contract Owners who added the MAV Death Benefit Option or Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional mortality and expense risk charge associated with each Option is 0.15%.

13 PROSPECTUS

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and
Earnings                                                                            Mortality and Expense Administrative    Total Variable Account
Protection Death Benefit Option (issue age 71-79)                Risk Charge*      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                  2.00%              0.19%                            2.19%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                          2.30%              0.19%                           2.49%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5-year Withdrawal Charge Option)         2.30%              0.19%                     2.49%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3-year Withdrawal Charge Option)         2.40%              0.19%                        2.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)             2.50%              0.19%                         2.69%
-------------------------------------------------------------------------------------------------------------------------

* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

TrueReturn/SM/ Accumulation Benefit Option 0.50%* -------------------------------------------------------------------

* Up to 1.25% for Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option 0.50%* -------------------------------------------------------------------

* Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome Plus Withdrawal Benefit Option 0.65%* -------------------------------------------------------------------

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome For Life Withdrawal Benefit Option 0.65%* -------------------------------------------------------------------

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

If you selected RIG 1, you would pay a Rider Fee at the annual rate of 0.40%** of the Income Base in effect on a Contract Anniversary. If you selected RIG 2, you would pay an additional Rider Fee at the annual rate of 0.55%** of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Options" for details.

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

** For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is 0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option 0.10%* -------------------------------------------------------------------

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

14 PROSPECTUS

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option 0.10%* -------------------------------------------------------------------

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION

The Contracts are also available with the Income Protection Benefit Option. See "Income Payments - Income Protection Benefit Option," below, for a description of the Option. The charge for the Income Protection Benefit Option is currently 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. Once your Income Protection Benefit Option is in effect, however, we may not change the fee that applies to your Contract. See "Expenses

- Mortality and Expense Risk Charge," below, for details.

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

PORTFOLIO ANNUAL EXPENSES

                                                             Minimum Maximum
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses/(1)/ (expenses
that are deducted from Portfolio assets, which may include
management fees, distribution and/or services (12b-1) fees,
and other expenses)                                           0.35%   1.92%
----------------------------------------------------------------------------

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2011 (except as otherwise noted).

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

. invested $10,000 in the Contract for the time periods indicated;

. earned a 5% annual return on your investment;

. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection (Annual Increase) Option;

. elected the Earnings Protection Death Benefit Option (assuming issue age 71-79);

. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

. elected the SureIncome Plus Withdrawal Benefit Option.

15 PROSPECTUS

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                                                             Allstate Advisor Preferred
                                                                                                    (with 5 Year
                                  Allstate Advisor              Allstate Advisor Plus         Withdrawal Charge Option)
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses  $1,163 $2,224  $3,211   $5,817  $1,319 $2,515  $3,547   $6,024  $1,192 $2,219  $3,252   $6,027
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses  $1,013 $1,789  $2,516   $4,584  $1,169 $2,085  $2,863   $4,831  $1,042 $1,788  $2,568   $4,835
--------------------------------------------------------------------------------------------------------------------------

                                 Allstate Advisor Preferred             Allstate Advisor Preferred
                               (with 3-Year Withdrawal Charge Option) (with No Withdrawal Charge Option)
                               1 Year   3 Years   5 Years   10 Years  1 Year    3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses             $1,201   $2,245    $3,037     $6,094    $618     $1,850  $3,084   $6,172
--------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses             $1,051   $1,816    $2,357     $4,916    $467     $1,422  $2,407   $5,007
--------------------------------------------------------------------------------------------------------

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                                                                                                                                                              Allstate Advisor Preferred
                                                                                                                                                                                                       (with 5 Year
                                                                         Allstate Advisor                          Allstate Advisor Plus                            Withdrawal Charge Option)
                                                             1 Year 3 Years 5 Years 10 Years       1 Year 3 Years 5 Years 10 Years        1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses              $568  $1,714  $2,871   $5,817                 $596  $1,793  $2,995   $6,024                $597  $1,794  $2,997   $6,027
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses              $418  $1,279  $2,176   $4,584                $446  $1,362  $2,311   $4,831                 $447  $1,363  $2,313   $4,835
--------------------------------------------------------------------------------------------------------------------------

                                                               Allstate Advisor Preferred                        Allstate Advisor Preferred
                                                      (with 3-Year Withdrawal Charge Option)      (with No Withdrawal Charge Option)
                                                            1 Year   3 Years   5 Years   10 Years              1 Year    3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses                              $606    $1,820    $3,037     $6,094                    $616     $1,850  $3,084   $6,172
--------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses                             $456    $1,391    $2,357     $4,916                     $467     $1,422  $2,407   $5,007
--------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. EXAMPLES FOR THE ALLSTATE ADVISOR PREFERRED CONTRACTS ASSUME THE ELECTION OF THE 5-YEAR WITHDRAWAL CHARGE OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

16 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract.

THE CONTRACTS

CONTRACT OWNER

 Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

. the investment alternatives during the Accumulation and Payout Phases,

. the amount and timing of your purchase payments and withdrawals,

. the programs you want to use to invest or withdraw money,

. the income payment plan(s) you want to use to receive retirement income,

. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any

17 PROSPECTUS

payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT

 The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

. the Contract Owner must be age 90 or younger on the Rider Application Date;

. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

. the beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

. the Co-Annuitant must be the legal spouse of the Annuitant and only one Co-Annuitant may be named;

. the Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

. the Annuitant must be age 90 or younger on the Rider Application Date; and

. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant

18 PROSPECTUS

is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY

 You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

. your spouse or, if he or she is no longer alive,

. your surviving children equally, or if you have no surviving children,

. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT

 Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

 You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs

19 PROSPECTUS

it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

 The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). For ALLSTATE ADVISOR PLUS CONTRACTS, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM

 You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS

 At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

CREDIT ENHANCEMENT

 For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or oldest Annuitant is age 86 or older and both are 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. An additional Credit

20 PROSPECTUS

Enhancement will be added to your Contract if the cumulative purchase payments (including the purchase payment being made) less cumulative withdrawals exceed a certain threshold. The thresholds apply individually to each Allstate Advisor Plus Contract you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

ADDITIONAL CREDIT CUMULATIVE PURCHASE ENHANCEMENT FOR LARGE PAYMENTS LESS CUMULATIVE CONTRACTS WITHDRAWALS MUST EXCEED: 0.50% of the purchase payment $ 500,000 1.00% of the purchase payment $1,000,000

If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "TRIAL EXAMINATION PERIOD" below for details. The ALLSTATE ADVISOR PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD

 You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code

Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

For ALLSTATE ADVISOR PLUS CONTRACTs, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation, but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the full amount of the Credit Enhancement, including the deduction of mortality and expense risk charges and administrative expense charges.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to your initial purchase payment (for ALLSTATE ADVISOR PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS

 To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable

21 PROSPECTUS

Sub-Account to your Contract. For ALLSTATE ADVISOR PLUS CONTRACTS, we would credit your Contract additional Accumulation Units of the Variable Sub-Account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

 As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION

 We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market - Class IB Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market - Class IB Sub-Account and into another investment alternative at any time

22 PROSPECTUS

thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

             AB FACTORS
  RIDER PERIOD    GUARANTEE GUARANTEE
(NUMBER OF YEARS) OPTION 1  OPTION 2
-------------------------------------
       8            100.0%       NA
-------------------------------------
       9            112.5%       NA
-------------------------------------
       10           125.0%    100.0%
-------------------------------------
       11           137.5%    110.0%
-------------------------------------
       12           150.0%    120.0%
-------------------------------------
       13           162.5%    130.0%
-------------------------------------
       14           175.0%    140.0%
-------------------------------------
       15           187.5%    150.0%
-------------------------------------
       16           200.0%    160.0%
-------------------------------------
       17           212.5%    170.0%
-------------------------------------
       18           225.0%    180.0%
-------------------------------------
       19           237.5%    190.0%
-------------------------------------
       20           250.0%    200.0%
-------------------------------------

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

Guarantee Option: 1 Rider Period: 15 AB Factor: 187.5% Rider Date: 1/2/04 Rider Maturity Date: 1/2/19 Benefit Base on Rider Date: $50,000 Benefit Base on rider Maturity Date: $ 50,000

On the Rider Maturity Date (1/2/19):

Accumulation Benefit =Benefit Base on Rider Maturity Date X AB Factor =$50,000 X 187.5% =$93,750

Example 2: Guarantee Option 2

Guarantee Option: 2 Rider Period: 15 AB Factor: 150.0% Rider Date: 1/2/04 Rider Maturity Date: 1/2/19 Benefit Base on Rider Date: $50,000 Benefit Base on rider Maturity Date: $ 50,000

On the Rider Maturity Date (1/2/19):

Accumulation Benefit =Benefit Base on Rider Maturity Date X AB Factor =$50,000 X 150.0% =$75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

. The Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base.

THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by

(b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately prior to the withdrawal; and

(c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income

23 PROSPECTUS

and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, TrueBalance/SM/ Model Portfolio Options, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

GUARANTEE OPTION 1 GUARANTEE OPTION 2

*Model Portfolio Option 1 *Model Portfolio Option 2 *TrueBalance Conservative Model *TrueBalance Conservative Model Portfolio Option Portfolio Option *TrueBalance Moderately Conservative *TrueBalance Moderately Conservative Model Portfolio Option Model Portfolio Option *Fidelity VIP Freedom Income Fund *TrueBalance Moderate Model Portfolio Model Portfolio Option Option *Fidelity VIP Freedom 2010 Fund Model *TrueBalance Moderately Aggressive Portfolio Option Model Portfolio Option *TrueBalance Aggressive Model Portfolio Option *Fidelity VIP Freedom Income Fund Model Portfolio Option *Fidelity VIP Freedom 2010 Fund Model Portfolio Option *Fidelity VIP Freedom 2020 Fund Model Portfolio Option *Fidelity VIP Freedom 2030 Fund Model Portfolio Option

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE ADDED TO THE TRUERETURN OPTION ON MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, MAY NOT BE USED WITH THE TRUERETURN OPTION. THE FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from

24 PROSPECTUS

the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category/(1)/:

MODEL PORTFOLIO OPTION 1

20% Category A 50% Category B 30% Category C 0% Category D

CATEGORY A

Putnam VT Money Market - Class IB Sub-Account

CATEGORY B

 FTVIP Franklin U.S. Government - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account/(5)/ Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

UIF Emerging Markets Debt, Class II Sub-Account UIF U.S. Real Estate, Class II Sub-Account

CATEGORY C

 Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - Fundamental Equity Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Stock Sub-Account/(6)/ Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(5)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(5)/ Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Research - Class IB Sub-Account/(2)/ Putnam VT George Putnam Balanced Fund - Class IB Putnam VT Global Utilities - Class IB Sub-Account/(2)/ Putnam VT Voyager - Class IB Sub-Account Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value - Series I Sub-Account & Invesco Van Kampen V. I. American Value - Series II Sub-Account/(3)(6)/ Invesco Van Kampen V.I. Comstock - Series II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(6)/ Invesco Van Kampen V. I. Growth and Income - Series II Sub-Account

 CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1)

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account

25 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Putnam VT Global Health Care - Class IB Sub-Account/(2)/ Putnam VT Multi-Cap Growth - Class IB Sub-Account/(2)/ UIF Growth, Class I Sub-Account/(3)/

UIF Growth, Class II Sub-Account/(3)/

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(4)/

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(3)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.

(4)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                  Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
              - Series I                          Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                         Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
      Capital Growth - Series II               Franchise - Series II
-----------------------------------------------------------------------------

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

MODEL PORTFOLIO OPTION 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category.

26 PROSPECTUS

However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category/(1)/:

MODEL PORTFOLIO OPTION 2

 (RIDER DATE PRIOR TO OCTOBER 1, 2004)

10% Category A 20% Category B 50% Category C 20% Category D

CATEGORY A

Putnam VT Money Market - Class IB Sub-Account

CATEGORY B

 FTVIP Franklin U.S. Government - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account/(5)/ Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

UIF Emerging Markets Debt, Class II Sub-Account UIF U.S. Real Estate, Class II Sub-Account

CATEGORY C

 Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account Lord Abbett Series - Fundamental Equity Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Stock Sub-Account/(6)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(5)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT Research - Class IB Sub-Account/(2)/ Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Global Utilities - Class IB Sub-Account/(2)/ Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value - Series I Sub-Account and Invesco Van Kampen V.I. American Value Fund - Series II Sub-Account/(3)(6)/ Invesco Van Kampen V.I. Comstock - Series II Sub-Account Van Kampen LIT Growth and Income, Class II Sub-Account

CATEGORY D

 Fidelity VIP Growth Stock - Service Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(5)/ Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Putnam VT Global Health Care - Class IB Sub-Account/(2)/ Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Multi-Cap Growth Fund - Class IB Sub-Account/(2)/ Putnam VT Voyager - Class IB Sub-Account UIF Growth, Class I Sub-Account

UIF Growth, Class II Sub-Account/(3)/

UIF Global Franchise, Class II Sub-Account UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. American Franchise, Class II Sub-Account/(6)/ Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account/(4)/

THE FOLLOWING VARIABLE SUB-ACCOUNTS ARE NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004): FIDELITY VIP FREEDOM INCOME - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2010 - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2020 - SERVICE CLASS 2 SUB-ACCOUNT AND FIDELITY VIP FREEDOM 2030 - SERVICE CLASS 2 SUB-ACCOUNT. INSTEAD, THE FIDELITY VIP FREEDOM FUNDS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS (SEE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE).

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION

2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(3)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.

27 PROSPECTUS

(4)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                                   Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series I                          Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                         Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
     Capital Growth - Series II                Franchise - Series II
-----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED.

Rider Date on or after October 1, 2004

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)/(1)/:

MODEL PORTFOLIO OPTION 2

 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)

Available

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account

FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - Fundamental Equity Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Stock Sub-Account/(5)/ Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(4)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(4)/ Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account/(4)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account/(5)/ Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Money Market - Class IB Sub-Account Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Debt, Class II Sub-Account UIF Equity and Income, Class II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value, Class I Sub-Account & Invesco Van Kampen V.I. American Value, Class II Sub-Account/(2)(5)/ UIF U.S. Real Estate, Class II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Comstock - Class II Sub-Account Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account

28 PROSPECTUS

Excluded

Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account UIF Growth, Class I Sub-Account &

UIF Growth, Class II Sub-Account/(2)/

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(3)/

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.

(3)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(4)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(5)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                                  Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series I                          Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                         Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
     Capital Growth - Series II                Franchise - Series II
-----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or

29 PROSPECTUS

Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 77 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

. any waiting period for canceling the New Option will start again on the new Rider Date;

. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering any of these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Option, a new SureIncome Plus Option, or a new SureIncome For Life Option, provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the new Withdrawal Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you

30 PROSPECTUS

select the SureIncome or SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

. on the Rider Maturity Date;

. on the Payout Start Date;

. on the date your Contract is terminated;

. on the date the Option is cancelled;

. on the date we receive a Complete Request for Settlement of the Death Proceeds; or

. on the date the Option is replaced with a New Option under the Rider Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.

If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub-Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

  FIDELITY VIP FREEDOM FUNDS MODEL             FIDELITY VIP FREEDOM
          PORTFOLIO OPTIONS                         SUB-ACCOUNT
-----------------------------------------------------------------------------
  Fidelity VIP Freedom Income Fund     Fidelity VIP Freedom Income - Service
       Model Portfolio Option                   Class 2 Sub-Account
-----------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Fund Model    Fidelity VIP Freedom 2010 - Service
          Portfolio Option                      Class 2 Sub-Account
-----------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Fund Model    Fidelity VIP Freedom 2020 - Service
          Portfolio Option                      Class 2 Sub-Account
-----------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Fund Model    Fidelity VIP Freedom 2030 - Service
          Portfolio Option                      Class 2 Sub-Account
-----------------------------------------------------------------------------

The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

WITHDRAWAL BENEFIT OPTIONS

 "WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

Some broker-dealers or banks may limit the availability of one or more Withdrawal Benefit Option. Your individual sales representative will describe any limitations to you.

SUREINCOME WITHDRAWAL BENEFIT OPTION

 We offer the SureIncome Withdrawal Benefit Option ("SureIncome Option"), which is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome

31 PROSPECTUS

Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

We may discontinue offering, at any time without prior notice, the SureIncome Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

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BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

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INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We currently offer the SureIncome Option or SureIncome Plus Withdrawal Benefit Option as New SureIncome Options available under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a Withdrawal Benefit Option and TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

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. On the date the Contract is terminated;

. On the date the SureIncome Option is cancelled;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION

 We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments plus any applicable credit enhancements, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 73.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code

Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and

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Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

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. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code

Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code

Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

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If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section (page 73) for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

. On the date we receive a Complete Request for Settlement of the Death Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION

 We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 73.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

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The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time:

a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.

We currently offer the following Withdrawal Benefit Factors:

ATTAINED AGE OF SUREINCOME COVERED LIFE WITHDRAWAL BENEFIT FACTOR ----------------------- ------------------------- 50 - 59 4% 60 - 69 5% 70 + 6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS)

39 PROSPECTUS

multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

40 PROSPECTUS

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal,

41 PROSPECTUS

but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 73 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

. The Benefit Payment is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS) If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a MODEL PORTFOLIO OPTION available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest to an available Model Portfolio Option; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

* MODEL PORTFOLIO OPTION 1

* TrueBalance Conservative Model Portfolio Option

* TrueBalance Moderately Conservative Model Portfolio Option

* TrueBalance Moderate Model Portfolio Option

* TrueBalance Moderately Aggressive Model Portfolio Option

* TrueBalance Aggressive Model Portfolio Option

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE FIRST MADE AVAILABLE IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION ON MAY 1, 2005. ANY TRUEBALANCE MODEL PORTFOLIOS OFFERED UNDER THE TRUEBALANCE ASSET ALLOCATION PROGRAM PRIOR TO MAY 1, 2005, MAY NOT BE USED IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION.

42 PROSPECTUS

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows/(1)/:

Available

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - Fundamental Equity Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Stock Sub-Account/(5)/ Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(4)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(4)/ Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account/(4)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Money Market - Class IB Sub-Account Putnam VT George Putnam Balanced Fund - Class IB Sub-Account

Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Debt, Class II Sub-Account UIF Equity and Income, Class II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value, Class I Sub-Account & Invesco Van Kampen V.I. American Value, Class II Sub-Account/(2)(5)/ UIF U.S. Real Estate, Class II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Comstock - Series II Sub-Account Invesco Van Kampen V.I. Growth and Income - Series II, Class II Sub-Account

Excluded

Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account UIF Growth, Class I Sub-Account &

UIF Growth, Class II Sub-Account/(2)/

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(3)/

43 PROSPECTUS

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities -Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the SureIncome Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the SureIncome Option prior to adding the SureIncome Option to your Contract.*

(2)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.

(3)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(4)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(5)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                  Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series I                          Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                         Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
     Capital Growth - Series II                Franchise - Series II
-----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 59 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

44 PROSPECTUS

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO

PROSPECTUSES, PLEASE CONTACT US AT 1-800-457-7617 OR GO TO WWW.ACCESSALLSTATE.COM.

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see page 48 for more information.

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISER:
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)               Long-term capital appreciation                          FIDELITY MANAGEMENT &
 Portfolio--Service Class 2                                                                                                RESEARCH COMPANY
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                                          target date and beyond                                          STRATEGIC ADVISORS, INC.
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                                             target date and beyond
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                                             target date and beyond
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income              High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation
-------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock                To achieve capital appreciation                         FIDELITY MANAGEMENT &
 Portfolio--Service Class 2                                                                                              RESEARCH COMPANY
-------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                   Investment results that correspond to the total return
 Portfolio--Service Class 2               of common stocks publicly traded in the United
                                          States as represented by the Standard & Poor's
                                          500/(SM)/ Index (S&P 500(R))
-------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio--Service  Long-term growth of capital
 Class 2
-------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income         Capital appreciation with current income as a
 Securities Fund--Class 2                 secondary goal.
-------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities         Maximize income while maintaining prospects for
 Fund--Class 2                            capital appreciation.
-------------------------------------------------------------------------------------------------     FRANKLIN ADVISERS, INC.
FTVIP Franklin Large Cap Growth          Capital appreciation
 Securities Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth      Long-term capital growth.
 Securities Fund--Class 2/(1)/
-------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government           Income
 Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond              High current income, consistent with preservation of
 Securities Fund--Class 2/(1)/            capital, with capital appreciation as a secondary
                                                                 consideration.
-------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value           Long-term total return.                                 FRANKLIN ADVISORY SERVICES,
 Securities Fund-- Class 2                                                                                                        LLC
-----------------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Global Discovery            Capital appreciation
 Securities Fund-- Class 2                                                                       FRANKLIN MUTUAL ADVISERS,
-------------------------------------------------------------------------------------------------LLC
FTVIP Mutual Shares Securities           Capital appreciation with income as a secondary goal
 Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets       Long-term capital appreciation.                         TEMPLETON ASSET
 Securities Fund--Class 2                                                                                                            MANAGEMENT LTD.
-----------------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities       Long-term capital growth.                               TEMPLETON INVESTMENT
 Fund--Class 2                                                                                                                               COUNSEL, LLC
-----------------------------------------------------------------------------------------------------------------------------

45 PROSPECTUS

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                    INVESTMENT ADVISER:
-------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund                  Long-term growth of capital and income without
 Inc.--Fundamental Equity Portfolio       excessive fluctuations in market value
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund                  High current income and the opportunity for capital
 Inc.--Bond-Debenture Portfolio           appreciation to produce a high total return             LORD, ABBETT & CO. LLC
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Growth     Long-term growth of capital and income without
 and Income Portfolio                     excessive fluctuations in market value
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Growth     Capital appreciation
 Opportunities Portfolio
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Mid-Cap    Capital appreciation through investments, primarily
 Stock Portfolio/(6)/                     in equity securities, which are believed to be
                                          undervalued in the marketplace
--------------------------------------------------------------------------------------------------
Oppenheimer Small- & Mid-Cap Growth      Capital appreciation by investing in "growth type"
 Fund/ VA--Service Shares/(5)/            companies.
--------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA--Service    A high total investment return, which includes
 Shares/(5)/                              current income and capital appreciation in the
                                          value of its shares.
--------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA--Service   High level of current income. As a secondary
 Shares                                   objective, the Portfolio seeks capital appreciation     OPPENHEIMERFUNDS, INC.
                                          when consistent with its primary objective.
--------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation         Capital appreciation by investing in securities of well-
 Fund/VA-- Service Shares                 known, established companies.
--------------------------------------------------------------------------------------------------
Oppenheimer Global Securities            Long-term capital appreciation by investing a
 Fund/VA--Service Shares                  substantial portion of assets in securities of foreign
                                          issuers, growth-type companies, cyclical industries
                                          and special situations that are considered to have
                                          appreciation possibilities.
--------------------------------------------------------------------------------------------------
Oppenheimer High Income                  A high level of current income from investment in
 Fund/VA--Service Shares/(5)/             high-yield, fixed-income securities.
--------------------------------------------------------------------------------------------------
Oppenheimer Main Street                  High total return.
 Fund(R)/VA--Service Shares
--------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- &         Capital appreciation.
 Mid-Cap Fund(R)/VA--Service Shares
--------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income      A high level of current income principally derived
 Fund/VA-- Service Shares                 from interest on debt securities.
--------------------------------------------------------------------------------------------------

46 PROSPECTUS

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISER:
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund--Class IB   Capital growth and current income.
-------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced         To provide a balanced investment composed of a well
 Fund--Class IB                           diversified portfolio of stocks and bonds, which
                                          produce both capital growth and current income.
-------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation        Long-term return consistent with the preservation of
 Fund--Class IB                           capital.
-------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund--Class  Capital growth and current income.
 IB
-------------------------------------------------------------------------------------------------
Putnam VT Global Health Care             Capital appreciation.
 Fund--Class IB/(2)/                                                                                                      PUTNAM INVESTMENT
-------------------------------------------------------------------------------------------------        MANAGEMENT, LLC
Putnam VT High Yield Fund--Class IB      High current income. Capital growth is a secondary      ("PUTNAM MANAGEMENT")
                                          goal when consistent with achieving high current
                                          income.
-------------------------------------------------------------------------------------------------
Putnam VT Income Fund--Class IB          High current income consistent with what Putnam
                                          Management believes to be prudent risk.
-------------------------------------------------------------------------------------------------
Putnam VT International Equity           Capital appreciation.
 Fund--Class IB
-------------------------------------------------------------------------------------------------
Putnam VT Investors Fund--Class IB       Long-term growth of capital and any increased
                                          income that results from this growth.
-------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund--Class IB    As high a rate of current income as Putnam
                                          Management believes is consistent with
                                          preservation of capital and maintenance of
                                          liquidity.
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund--Class   Long-term capital appreciation.
 IB
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund--Class IB/(2)/   Capital appreciation.
-------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund--Class   Capital growth and current income.
 IB/(2)/
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund--Class IB         Capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I & UIF      Long-term capital appreciation by investing primarily
 Growth Portfolio, Class II/(5)/          in growth-oriented equity securities of large
                                          capitalization companies.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio,     High total return by investing primarily in fixed
 Class II                                 income securities of government and government-        MORGAN STANLEY INVESTMENT
                                          related issuers and, to a lesser extent, of corporate            MANAGEMENT INC.
                                          issuers in emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II Long-term capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II   Long-term capital growth by investing primarily in
                                          common stocks and other equity securities.
-------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio,      Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of small
                                          companies.
-------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II Above average current income and long-term capital appreciation by investing primarily in equity
                                          securities of companies in the U.S. real estate
                                          industry, including real estate investment trusts.
-------------------------------------------------------------------------------------------------

47 PROSPECTUS

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                               INVESTMENT ADVISER:
--------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American         Capital appreciation.
 Franchise Fund, Series II/(6)/
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Comstock         Capital growth and income through investments in
 Portfolio, Series II                     equity securities, including common stocks,
                                          preferred stocks and securities convertible into   INVESCO ADVISERS, INC.
                                          common and preferred stocks.
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Equity and       Capital appreciation and current income.
 Income Portfolio--Series II
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and       Long-term growth of capital and income.
 Income Portfolio, Series II
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth   Capital growth
 Portfolio, Series II/(3)/
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Value   Above-average total return over a market cycle of
 Fund-- Series I & Invesco Van Kampen     three to five years by investing in common stocks
 V.I. American Value Fund--Series         and other equity securities.
 II/(4)(6)/
---------------------------------------------------------------------------------------------

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts you may continue those investments. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Global Utilities - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) The Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class II and the Invesco Van Kampen V.I. American Value Fund - Series II are offered with Contracts issued on or after May 1, 2004. Contracts issued prior to May 1, 2004, may only invest in the Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class I and the Invesco Van Kampen V.I. American Value Fund - Series I Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value Fund - Series II.

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                                  Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series I                                                 Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                                                Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
     Capital Growth - Series II                Franchise - Series II
-----------------------------------------------------------------------------

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO

MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL

48 PROSPECTUS

MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM

 THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life and the principal underwriter of the Contracts, Allstate Distributors, L.L.C. ("Allstate Distributors"), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. For TrueBalance model portfolios selected on or after May 1, 2005, at the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are

49 PROSPECTUS

invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, ARE NOT AVAILABLE WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected prior to May 1, 2005, you may make transfers to any of the available investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or SureIncome Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the Option. Any increase will be allocated to the Putnam VT Money Market. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn or SureIncome Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed

50 PROSPECTUS

Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio allocations. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

 The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 57.

This option allows you to allocate purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market Variable Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Money Market Variable Sub- Account in this manner may not be consistent with the theory of dollar cost averaging described on page 57.

51 PROSPECTUS

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION

 You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For ALLSTATE ADVISOR CONTRACTS, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. FOR ALLSTATE ADVISOR PLUS AND ALLSTATE ADVISOR PREFERRED CONTRACTS, WE CURRENTLY ARE NOT OFFERING THE STANDARD FIXED ACCOUNT OPTION. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Standard Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

52 PROSPECTUS

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with ALLSTATE

ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION

 You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate

53 PROSPECTUS

for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market

54 PROSPECTUS

Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

 During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

 During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS

 You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

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MARKET TIMING & EXCESSIVE TRADING

 The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

 We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

. the total dollar amount being transferred, both in the aggregate and in the transfer request;

. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

. the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or

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minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

 The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM

 Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

 Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income

- Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account so that the percentage allocations would again be 40% and 60%, respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

 During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you

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withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

. for a Contract Anniversary if, on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE

 We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE

 We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE ADVISOR                   1.10%
----------------------------------------
ALLSTATE ADVISOR PLUS              1.40%
----------------------------------------
ALLSTATE ADVISOR PREFERRED
(5-YEAR WITHDRAWAL CHARGE OPTION)  1.40%
----------------------------------------
ALLSTATE ADVISOR PREFERRED
(3-YEAR WITHDRAWAL CHARGE OPTION)  1.50%
----------------------------------------
ALLSTATE ADVISOR PREFERRED
(NO WITHDRAWAL CHARGE OPTION)      1.60%
----------------------------------------

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE ADVISOR PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. For Contract Owners who added the MAV Death Benefit Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. For Contract Owners who added the Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

. 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

. 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse

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elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

 We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select; however, we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO- ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months

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from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE

 We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 1 prior to May 1, 2003, the annual Rider Fee is 0.25%. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual Rider Fee is 0.45%. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE

 We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the

"WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit

60 PROSPECTUS

Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE

 We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

 We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 13. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 53 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT

 You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

. The Free Withdrawal Amount described above; or

. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will

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treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

. withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE ADVISOR PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF " includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

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You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH

NO WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

 Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

 We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES

 Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses see page 13. Allstate Life or the principal underwriter of the Contracts, Allstate Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Allstate Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY

WITHDRAWALS

 You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 64.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 52.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the

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request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

 Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS

 We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

 You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

 If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS

PAYOUT START DATE

 The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

. the Annuitant's 99th birthday, or

. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

 An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must

64 PROSPECTUS

specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

. fixed income payments;

. variable income payments; or

. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or

(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner

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until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

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You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                   Number of Complete Years Since We Received the Purchase
                                   Payment Being Withdrawn/Applicable Charge:
CONTRACT:                                            0         1         2             3         4        5         6      7       8+
--------------------------------------------------------------------------------------------
Allstate Advisor                                      7%     7%      6%        5%     4%     3%     2%   0%  0%
Allstate Advisor Plus                             8.5%   8.5%   8.5%   7.5%   6.5%   5.5%   4%   2.5%  0%
Allstate Advisor Preferred with:
 5-Year Withdrawal Charge Option     7%     6%     5%     4%     3%     0%
 3-Year Withdrawal Charge Option     7%     6%     5%     0%
 No Withdrawal Charge Option                         None

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semiannual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

. reduce the frequency of your payments so that each payment will be at least $20.

VARIABLE INCOME PAYMENTS

 The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and

(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

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Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION

 We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

. You may apply the Income Protection Benefit Option to more than one Income Plan.

. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets

68 PROSPECTUS

supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement/(1)/:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

Fidelity VIP Freedom Income - Service Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT Income - Class IB Sub-Account

Putnam VT Money Market - Class IB Sub-Account

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - Fundamental Equity Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Stock Sub-Account/(6)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(5)/ Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Oppenheimer High Income/VA Sub-Account/(5)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Research - Class IB Sub-Account/(4)/ Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Global Utilities - Class IB Sub-Account/(4)/ Putnam VT Voyager - Class IB Sub-Account Invesco Van Kampen V.I. Comstock - Series II, Class II Sub-Account Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account UIF Growth, Class II Sub-Account (Class I & II)/(2)/ UIF Global Franchise, Class II Sub-Account Invesco Van Kampen V.I. American Value - Series II Sub-Account (Class I &

II)/(2)(6)/ UIF U.S. Real Estate, Class II Sub-Account

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Fidelity VIP Growth Stock - Service Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(5)/ Putnam VT Global Health Care - Class IB Sub-Account/(4)/ Putnam VT Multi-Cap Growth - Class IB Sub-Account/(4)/ UIF Emerging Markets Debt, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(6)/ Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(3)/

 (1)Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account, and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Portfolios in accordance with that program.*

(2)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004, may only invest in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.

(3)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.*

(4)Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account, and the Putnam VT Global Utilities - Class IB Sub-Account closed to new investments.*

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer High Income/VA - Service Shares Sub-Account

Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

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Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

Oppenheimer Balanced/VA - Service Shares Sub-Account

Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2012, the following Portfolio changed its name:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
  Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
                Value                                                Stock
-----------------------------------------------------------------------------

Effective on or after April 30, 2012, the following Portfolios will change their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series I                                               Value - Series I
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid-Cap Value    Invesco Van Kampen V.I. American
             - Series II                                              Value - Series II
-----------------------------------------------------------------------------
       Invesco Van Kampen V.I.           Invesco Van Kampen V.I. American
     Capital Growth - Series II                Franchise - Series II
-----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF YOU CHOOSE TO ADD THE INCOME PROTECTION BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THE INCOME PROTECTION BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS

 We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

. deducting any applicable taxes; and

. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS

 Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program, except for Contract Owners who added RIG 1 or RIG 2 prior to May 1, 2003. For Contract Owners who added RIG 1 or RIG 2 on or after May 1, 2003, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd

Contract Anniversary after January 1, 2004. If you do not

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cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details. The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

. The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

. The Payout Start Date must occur during the 30-day period following a Contract Anniversary.

. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

. You must select Fixed Amount Income Payments only.

. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

. 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

. 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

. The Guaranteed Retirement Income Benefit; or

. For fixed income payments, the Contract Value, adjusted by any applicable Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The current Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary (0.25% for Contract Owners who added RIG 1 prior to May 1, 2003). The current Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary (0.45% for Contract Owners who added RIG 2 prior to May 1, 2003). These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. The date the Contract is terminated;

. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

. The Payout Start Date; or

. For Contract Owners who added a RIG 1 or RIG 2 Option on or after May 1, 2003, if you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

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Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the Payout Start Date; minus

. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

. In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

. In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME

BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

. On each Contract Anniversary until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or

72 PROSPECTUS

the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS

 The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

DEATH BENEFITS

DEATH PROCEEDS

 Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

. A certified copy of the death certificate;

. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for Settlement:

. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "DEATH BENEFIT."

. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS

 In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

. MAV Death Benefit Option

. Enhanced Beneficiary Protection (Annual Increase) Option

. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

. The Contract Value;

. The Settlement Value;

. The ROP Death Benefit;

. The MAV Death Benefit Option (if selected);

. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* THE SUREINCOME ROP DEATH BENEFIT UNDER THE SUREINCOME FOR LIFE OPTION IS ONLY INCLUDED IN THE CALCULATION OF THE DEATH BENEFIT UPON THE DEATH OF THE SUREINCOME COVERED LIFE. IF A CONTRACT OWNER,

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ANNUITANT OR CO-ANNUITANT WHO IS NOT THE SUREINCOME COVERED LIFE DIES, THE SUREINCOME ROP DEATH BENEFIT IS NOT APPLICABLE.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

The sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 73), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

. On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

. The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and withdrawals); or

. The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the earlier of:

(a) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

(b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by withdrawal adjustments for withdrawals until the death

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benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

. The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS); or

. The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

. 100% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

. 50% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

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If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

. The Rider Date will be changed to the date we determine the Death Proceeds;

. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.

 WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. the date the Contract is terminated;

. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 77, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

New Contract Owner Categories

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in

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the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

. Over the life of the New Contract Owner; or

. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

. One year of the date of death;

. The same calendar year as the date we receive the first Complete Request for Settlement; and

. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds

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as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

Surviving Contract Owner Categories

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market

- Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

. The Contract Owner must be age 90 or younger on the Rider Application Date; and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months

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of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

. upon the death of the Co-Annuitant (as of the date we determine the Death Proceeds);

. upon the death of the Contract Owner (as of the date we determine the Death Proceeds);

. on the date the Contract is terminated;

. on the Payout Start Date; or

. on the date you change the beneficiary of the Contract and the change is accepted by us;

. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

. The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. The Co-Annuitant must be the legal spouse of the Annuitant. Only one Co-Annuitant may be named.

. The Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

. The Annuitant must be age 90 or younger on the CSP Application Date.

. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

. We have made no payments under any Income Plan.

. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

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Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

. On the date CSP is terminated as described above; or

. Upon the death of the Annuitant; or

. Upon the death of the Co-Annuitant; or

. On the date the Contract is terminated; or

. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT. This section applies if:

. The CSP Conditions are met.

. The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. We have received proof satisfactory to us that the Co-Annuitant has died.

. The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

. the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

. The Owner does not thereafter name a new Co-Annuitant; and

. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and

. The Contract may only be continued once.

MORE INFORMATION

ALLSTATE

 Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate

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Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT

 Allstate Life established the Allstate Financial Advisors Separate Account I ("Variable Account") in 1999. The Contracts were previously issued through Allstate Life Insurance Company Separate Account A. Effective May 1, 2004, the Variable Account combined with Allstate Life Insurance Company Separate Account A and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

 DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will

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comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

 DISTRIBUTION. Allstate Distributors, L.L.C., located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:

(1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and

(4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales

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of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2011, consisted of the following:

Keane BPO, LLC (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

. maintenance of Contract Owner records;

. Contract Owner services;

. calculation of unit values;

. maintenance of the Variable Account; and

. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ANNUITIES HELD WITHIN A QUALIFIED PLAN

 If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

 All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to

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your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

 Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

 TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

. the Contract Owner is a natural person,

. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and

(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values

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among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION

Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner

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for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

We administer certain spousal rights under the Contract, and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Contract within the meaning of the tax law upon the death of the first partner under the Contract's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the Contract.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

MEDICARE TAX ON NET INVESTMENT INCOME The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or becoming totally disabled,

. made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made under an immediate annuity, or

. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For exchanges occurring between June 30, 2008 and October 23, 2011, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from,

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annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

. the contract owner is at least 591/2 or dies; or becomes totally disabled or obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

. if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

. the withdrawal is allocable to investment in the Contract before August 14, 1982; or,

. the annuity is a qualified funding asset within the meaning of Code section 130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

 Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

 The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

. Individual Retirement Annuities (IRAs) under Code Section 408(b);

. Roth IRAs under Code Section 408A;

. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code

Section 408(p);

. Tax Sheltered Annuities under Code Section 403(b);

. Corporate and Self Employed Pension and Profit Sharing Plans under Code

Section 401; and

. State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract

87 PROSPECTUS

features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

. made on or after the date the Contract Owner attains age 59 1/2,

. made to a beneficiary after the Contract Owner's death,

. attributable to the Contract Owner being disabled, or

. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or total disability,

. made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made after separation from service after age 55 (does not apply to IRAs),

88 PROSPECTUS

. made pursuant to an IRS levy,

. made for certain medical expenses,

. made to pay for health insurance premiums while unemployed (applies only for IRAs),

. made for qualified higher education expenses (applies only for IRAs)

. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

. from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

. required minimum distributions, or,

. a series of substantially equal periodic payments made over a period of at least 10 years, or,

. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

. hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive

89 PROSPECTUS

permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.

For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to

90 PROSPECTUS

use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

. attains age 59 1/2,

. severs employment,

. dies,

. becomes disabled, or

. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under

Section 401(a): a qualified plan fiduciary or an annuitant owner.

. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under

Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan,

91 PROSPECTUS

employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2011, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

92 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
---------------------------------------------------------------------
THE CONTRACTS
---------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
---------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
---------------------------------------------------------------------

GENERAL MATTERS
------------------------------------
EXPERTS
------------------------------------
FINANCIAL STATEMENTS
------------------------------------
APPENDIX A
------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

93 PROSPECTUS

APPENDIX A

ALLSTATE ADVISOR CONTRACT COMPARISON CHART

                                                              Advisor Preferred
Feature            Advisor       Advisor Plus   -----------------------------------------------
                                                    5-year           3-year
                                                  Withdrawal       Withdrawal     No Withdrawal
                                                Charge Option    Charge Option    Charge Option
--------------- --------------  --------------  ---------------  ---------------  ---------------
                                up to 5%
                                depending on
                                issue age and
                                amount of
Credit                          purchase
Enhancement          None       payments             None             None             None
--------------------------------------------------------------------------------------------------
Mortality and
Expense
Risk Charge
(Base Contract)     1.10%           1.40%           1.40%            1.50%            1.60%
--------------------------------------------------------------------------------------------------
Withdrawal
Charge                          8.5/ 8.5/ 8.5/
(% of purchase  7/ 7/ 6/ 5/ 4/  7.5/ 6.5/ 5.5/
payment)             3/ 2           4/2.5       7/ 6/ 5/ 4/ 3       7/ 6/ 5            None
--------------------------------------------------------------------------------------------------
                Confinement,    Confinement,    Confinement,     Confinement,
Withdrawal      Terminal        Terminal        Terminal         Terminal
Charge          Illness,        Illness,        Illness,         Illness,
Waivers         Unemployment    Unemployment    Unemployment     Unemployment          N/A
--------------------------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                                   DCA Fixed Account Option
--------------------------------------------------------------------------------------------
                                                              Advisor Preferred
                   Advisor       Advisor Plus   -----------------------------------------------
                                                                      3-Year
                                                5-Year Withdrawal   Withdrawal    No Withdrawal
                                                 Charge Option    Charge Option   Charge Option
--------------  --------------  --------------  ----------------- --------------  --------------
                 3 to 6-month    3 to 6-month     3 to 6-month     3 to 6-month        N/A
Transfer        ---------------------------------------------------------------------------------
Periods         7 to 12-month   7 to 12-month    7 to 12-month    7 to 12-month        N/A
-               ---------------------------------------------------------------------------------

           Standard Fixed Account Option (some options not available in all states)
-----------------------------------------------------------------------------------------------
                                                                 Advisor Preferred
                    Advisor        AdvisorPlus     -----------------------------------------------
                                                       5-Year           3-Year
                                                     Withdrawal       Withdrawal     No Withdrawal
                                                   Charge Option    Charge Option    Charge Option
---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                     1-year            N/A              N/A              N/A              N/A
                 ------------------------------------------------------------------------------------
                    3-year*            N/A              N/A              N/A              N/A
Guarantee        ------------------------------------------------------------------------------------
Periods             5-year*            N/A              N/A              N/A              N/A
                 ------------------------------------------------------------------------------------
                    7-year*            N/A              N/A              N/A              N/A
-                ------------------------------------------------------------------------------------

* Available only in states in which the MVA Fixed Account Option is not offered.

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                   MVA Fixed Account Option (not available in all states)**
-----------------------------------------------------------------------------------------------
                                                                 Advisor Preferred
                    Advisor        Advisor Plus    -----------------------------------------------
                                                       5-Year           3-Year
                                                     Withdrawal       Withdrawal     No Withdrawal
                                                   Charge Option    Charge Option    Charge Option
---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                     3-year           3-year           3-year           3-year           3-year
                 ------------------------------------------------------------------------------------
                     5-year           5-year           5-year           5-year           5-year
Guarantee        ------------------------------------------------------------------------------------
Periods              7-year           7-year           7-year           7-year           7-year
                 ------------------------------------------------------------------------------------
                    10-year          10-year          10-year          10-year          10-year
-                ------------------------------------------------------------------------------------

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account Options are offered.

95 PROSPECTUS

APPENDIX B

MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

.9 X [I-(J + .0025)] X N

The denominator of the MVA formula includes a factor, currently equal to 0.0025 or 25 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Guarantee Period Account.

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:  $10,000 allocated to a Market Value Adjusted
                   Fixed Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Advisor*

                        EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)
Step 1:  Calculate Contract Value at End of
         Contract Year 3:                       =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:  =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:       =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment: I   =   4.50%
                                                J   =   4.20%
                                                        730 DAYS
                                                N   =             = 2
                                                        365 DAYS
                                                Market Value Adjustment Factor: .9 X [I - (J +
                                                .0025)] X N
                                                =   .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                                Market Value Adjustment = Market Value
                                                Adjustment Factor X Amount
                                                Subject To Market Value Adjustment
                                                =   .0009 X $11,411.66 = $10.27
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                =   $11,411.66 - $510 + $10.27 = $10,911.93

96 PROSPECTUS

                          EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1:  Calculate Contract Value at End of
         Contract Year 3:                       =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:  =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:       =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment: I   =   4.50%
                                                J   =   4.80%
                                                        730 DAYS
                                                N   =             = 2
                                                        365 DAYS
                                                Market Value Adjustment Factor: .9 X [I - (J +
                                                .0025)] X N
                                                =   .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                Market Value Adjustment = Market Value
                                                Adjustment Factor X Amount
                                                Subject To Market Value Adjustment:
                                                =   -.0099 X $11,411.66 = -($112.98)
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                =   $11,411.66 - $510 - $112.98 = $10,788.68

* These examples assume the election of the ALLSTATE ADVISOR CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS, which have different expenses and withdrawal charges.

97 PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

Adjusted age of
Annuitant on the Payout
Start Date:               65
---------------------------------------------------
Sex of Annuitant:         male
---------------------------------------------------
Income Plan selected:     1
---------------------------------------------------
Payment frequency:        monthly
---------------------------------------------------
Amount applied to
variable income payments
under the Income Plan:    $100,000.00
---------------------------------------------------

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:  3%
---------------------------------------------------
Guaranteed minimum        85% of the initial
variable income payment:  variable a mount income
                          value
---------------------------------------------------

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

98 PROSPECTUS

APPENDIX D

WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                  Income Benefit Amount
                                                              -----------------------------
                                                                                 5%
                                                                           Roll-Up Value**
                                                                          -----------------
                            Beginning              Contract     Maximum    Advisor
             Type of        Contract  Transaction Value After Anniversary    and
 Date       Occurrence        Value     Amount    Occurrence     Value    Preferred  Plus
-------------------------------------------------------------------------------------------
1/1/04 Contract Anniversary  $55,000          _     $55,000     $55,000    $52,500  $54,600
-------------------------------------------------------------------------------------------
7/1/04  Partial Withdrawal   $60,000    $15,000     $45,000     $41,250    $40,176  $41,859
-------------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

----------------------------------------------------------------------------------------------------------------
MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                         (a)
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                            (b)
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                            (c)
----------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                        [(a)/(b)]*(c)
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit
----------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
----------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                                   (a)
----------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                            (b)
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181
days worth of interest on $52,500 and $54,600, respectively)                                      (c)
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)                              (d)
----------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of interest)  (e)=(d) * 1.05^ -0.5
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                                  (b')=(b) - (d)
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                         (c')=(c) - (e)
----------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                    (a')=(a) - (d)
----------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                                      (a')/(b')*(c')
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                                   (b') - (a')
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2
----------------------------------------------------------------------------------------------------------------

                                                                                                                                    Advisor and Preferred           Plus
------------------------------------------------------------------------------------------------------------------------
MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                                             $15,000                       $15,000
------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                             $60,000                       $60,000
------------------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal             $55,000                       $55,000
------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                                                  $13,750                       $13,750
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                                                $41,250                        $41,250
------------------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
------------------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                                                 $ 15,000                       $ 15,000
------------------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                          $ 60,000                        $ 60,000
------------------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181
days worth of interest on $52,500 and $54,600, respectively)                                $53,786                         $55,937
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)               $2,625                        $2,730
------------------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of interest)  $2,562       $2,664
------------------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                                                             $57,375                 $57,270
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                                         $51,224                   $53,273
------------------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                                         $12,375                       $12,270
------------------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                                                               $11,048                      $11,414
------------------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                                                         $45,000                        $45,000
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                                                       $40,176                        $41,859
------------------------------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

99 PROSPECTUS

APPENDIX E WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                             Death Benefit Amount
  -                                                           ---------------------------------------------------
                                                                   Purchase                        Enhanced
                                                                 Payment Value                Beneficiary Value**
  -                                                           -------------------             -------------------
                            Beginning              Contract                         Maximum
             Type of        Contract  Transaction Value After Advisor and         Anniversary Advisor and
 Date       Occurrence        Value     Amount    Occurrence   Preferred   Plus      Value     Preferred   Plus
-----------------------------------------------------------------------------------------------------------------
1/1/06 Contract Anniversary  $55,000          _     $55,000     $50,000   $52,000   $55,000     $52,500   $54,600
-----------------------------------------------------------------------------------------------------------------
7/1/06  Partial Withdrawal   $60,000    $15,000     $45,000     $37,500   $39,000   $41,250     $40,339   $41,953
-----------------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                                                        Advisor and Preferred
------------------------------------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)              $50,000
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $12,500
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $37,500
------------------------------------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)              $55,000
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $13,750
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $41,250
------------------------------------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                       (c)              $53,786
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $13,446
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $40,339
------------------------------------------------------------------------------------------------------------------------------

                                                                                          Plus
------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $52,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,000
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $39,000
------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $55,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,750
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,250
------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                  $55,937
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,984
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,953
------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Enhanced Beneficiary Protection (Annual Increase) Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

100 PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+ $0-$0)
In-Force Earnings                                  =   $25,000
                                                       ($125,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40% * $25,000 = $10,000

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000+$0-$5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$19,000=$7,600

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death

101 PROSPECTUS

Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     =   $30,000
                                                       ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $120,000
                                                       ($110,000+$40,000-$30,000)
In-Force Earnings                                  =   $20,000
                                                       ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00) and Credit Enhancement for ALLSTATE ADVISOR

PLUS CONTRACT.

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+$0-$0)
In-Force Earnings                                  =   $50,000
                                                       ($150,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$50,000=$20,000
Contract Value                                     =   $150,000
Death Benefit                                      =   $160,000
Earnings Protection Death Benefit                  =   $20,000
Continuing Contract Value                          =   $180,000
                                                       ($160,000+$20,000)

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

102 PROSPECTUS

APPENDIX G
 WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*

Issue Date: January 2, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

Initial Benefit Base: $50,000 for ALLSTATE ADVISOR AND ALLSTATE ADVISOR

PREFERRED CONTRACTS, $52,000 for ALLSTATE ADVISOR PLUS CONTRACTS (assuming issue age 85 or younger)

                                                                 Benefit Base
                                                              -------------------
                                                                   Purchase
                                                                 Payment Value
                                                              -------------------
                            Beginning              Contract
             Type of        Contract  Transaction Value After Advisor and
 Date       Occurrence        Value     Amount    Occurrence   Preferred   Plus
---------------------------------------------------------------------------------
1/2/06 Contract Anniversary  $55,000            _   $55,000     $50,000   $52,000
---------------------------------------------------------------------------------
7/2/06  Partial Withdrawal   $60,000    $15,000     $45,000     $37,500   $39,000
---------------------------------------------------------------------------------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note that the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                              Advisor and
                                                                               Preferred   Plus
-------------------------------------------------------------------------------------------------
BENEFIT BASE
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                           (a)         $15,000   $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal              (b)         $60,000   $60,000
-------------------------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial Withdrawal       (c)         $50,000   $52,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                          [(a)/(b)]*(c)    $12,500   $13,000
-------------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                           $37,500   $39,000
-------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

103 PROSPECTUS

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation:

the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula:

the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

104 PROSPECTUS

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

105 PROSPECTUS

APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation:

the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

106 PROSPECTUS

The Benefit Payment is reduced to $4,400, determined by the following formula:
the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

107 PROSPECTUS

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

108 PROSPECTUS

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

109 PROSPECTUS

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula:

the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (as long as the Contract Values on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

110 PROSPECTUS

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

111 PROSPECTUS

APPENDIX K - ACCUMULATION UNIT VALUES

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

The Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred with No Withdrawal Charge Option, Allstate Advisor Preferred with the 3 year Withdrawal Charge Option and Allstate Advisor Preferred with the 5 year Withdrawal Charge Option Contracts were first offered on October 14, 2002.

The Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred Contracts were first offered with the MAV Death Benefit Option at 0.15% or the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the MAV Death Benefit Option at 0.15% and with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, and the Earnings Protection Death Benefit Option, with the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15% and the Earnings Protection Death Benefit Option on October 14, 2002.

The Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, the MAV Death Benefit Option at 0.20% was first offered on May 1, 2003.

All of the Variable Sub-Accounts shown below were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Invesco Van Kampen V.I. Comstock Fund - Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund - Series II Sub-Account, UIF Capital Growth, Class I Sub-Account and UIF Capital Growth, Class II Sub-Account, and Invesco Van Kampen V.I. American Value Fund - Series I Sub-Account and Invesco Van Kampen V.I. American Value Fund - Series II Sub-Accounts, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Stock Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Global Discovery Securities Fund - Class 2 Sub-Account and UIF U.S. Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009. The Invesco Van Kampen V.I. Equity and Income Fund - Series II, the Invesco Van Kampen V.I Mid Cap Value Fund - Series I, the Invesco Van Kampen V.I. Mid Cap Value Fund - Series II, the Invesco Van Kampen V.I. Capital Growth Fund - Series II, the Invesco Van Kampen V.I. Comstock Fund

- Series II, the Invesco Van Kampen V.I. Growth and Income Fund - Series II, and the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II, which were first offered under the Contracts on June 1, 2010.

The names of the following Sub-Accounts changed since December 31, 2011. The names shown in the tables of Accumulation Units correspond to the name of the Sub-Account as of December 31, 2011:

SUB-ACCOUNT NAME AS OF DECEMBER 31,

                2011
 (AS APPEARS IN THE FOLLOWING TABLES
    OF ACCUMULATION UNIT VALUES)       SUB-ACCOUNT NAME ON/ABOUT MAY 1, 2012
-----------------------------------------------------------------------------
Lord Abbett Series Fund - Mid-Cap      Lord Abbett Series Fund - Mid-Cap
Value                                  Stock
Invesco Van Kampen V.I. Mid-Cap Value  Invesco Van Kampen V.I. American
- Series I                             Value - Series I
Invesco Van Kampen V.I. Mid-Cap Value  Invesco Van Kampen V.I. American
- Series II                            Value - Series II
Invesco Van Kampen V.I. Capital        Invesco Van Kampen V.I. American
Growth - Series II                     Franchise - Series II
-----------------------------------------------------------------------------

                             112     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.291       516,451
                                                            2007       $10.291      $11.915     1,004,070
                                                            2008       $11.915       $6.740     1,144,313
                                                            2009        $6.740       $9.013     1,143,620
                                                            2010        $9.013      $10.403     1,050,401
                                                            2011       $10.403       $9.983       874,253
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.483        24,455
                                                            2007       $10.483      $11.218        70,102
                                                            2008       $11.218       $8.287       116,207
                                                            2009        $8.287      $10.139       172,093
                                                            2010       $10.139      $11.264       170,536
                                                            2011       $11.264      $11.072       131,106
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.513        54,334
                                                            2007       $10.513      $11.411       128,871
                                                            2008       $11.411       $7.569       140,536
                                                            2009        $7.569       $9.604       203,822
                                                            2010        $9.604      $10.839       150,160
                                                            2011       $10.839      $10.566       128,800
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.522        14,031
                                                            2007       $10.522      $11.536        28,063
                                                            2008       $11.536       $7.040        56,210
                                                            2009        $7.040       $9.116        73,240
                                                            2010        $9.116      $10.429        69,082
                                                            2011       $10.429      $10.003        62,089
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.373        16,899
                                                            2007       $10.373      $10.845        48,727
                                                            2008       $10.845       $9.559        65,357
                                                            2009        $9.559      $10.817        76,108
                                                            2010       $10.817      $11.452        69,850
                                                            2011       $11.452      $11.461        86,305
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.766        19,226
                                                            2007        $9.766      $11.790        53,608
                                                            2008       $11.790       $6.427        72,235
                                                            2009        $6.427       $9.163        57,801
                                                            2010        $9.163      $10.833        24,653
                                                            2011       $10.833      $10.741        18,803

113 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.846        45,567
                  2007       $10.846      $11.260       270,300
                  2008       $11.260       $6.985       264,109
                  2009        $6.985       $8.708       239,770
                  2010        $8.708       $9.861       226,853
                  2011        $9.861       $9.908       200,172
----------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000       $9.899       102,347
                  2007        $9.899      $11.269       251,766
                  2008       $11.269       $6.718       256,868
                  2009        $6.718       $9.267       223,401
                  2010        $9.267      $11.761       211,845
                  2011       $11.761      $10.350       191,071
----------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.860         4,339
                  2003       $10.860      $13.475       576,019
                  2004       $13.475      $14.713     1,237,251
                  2005       $14.713      $15.034     1,509,644
                  2006       $15.034      $17.328     1,376,859
                  2007       $17.328      $16.469     1,236,047
                  2008       $16.469      $10.543     1,065,952
                  2009       $10.543      $13.170       897,010
                  2010       $13.170      $15.169       740,255
                  2011       $15.169      $15.334       542,396
----------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                  2004       $10.000      $11.263       550,454
                  2005       $11.263      $11.297     2,186,987
                  2006       $11.297      $13.185     3,300,784
                  2007       $13.185      $13.503     4,027,508
                  2008       $13.503       $9.376     3,310,458
                  2009        $9.376      $12.550     2,996,804
                  2010       $12.550      $13.958     2,737,443
                  2011       $13.958      $14.107     2,234,019
----------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                  2004       $10.000      $10.533        43,535
                  2005       $10.533      $10.508       812,179
                  2006       $10.508      $11.503     1,735,490
                  2007       $11.503      $12.061     2,114,492
                  2008       $12.061       $7.795     1,887,340
                  2009        $7.795       $9.982     1,654,042
                  2010        $9.982      $10.995     1,464,453
                  2011       $10.995      $10.690     1,207,012

114 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.235        2,864
                  2003       $11.235      $14.653      211,298
                  2004       $14.653      $17.899      454,938
                  2005       $17.899      $19.217      704,731
                  2006       $19.217      $22.191      787,501
                  2007       $22.191      $21.382      728,134
                  2008       $21.382      $14.137      614,342
                  2009       $14.137      $18.024      529,315
                  2010       $18.024      $22.813      447,006
                  2011       $22.813      $21.672      369,453
----------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.545          882
                  2003       $11.545      $15.641       21,349
                  2004       $15.641      $17.211       21,824
                  2005       $17.211      $17.803       21,130
                  2006       $17.803      $19.101       20,318
                  2007       $19.101      $20.973       17,140
                  2008       $20.973      $11.904       19,245
                  2009       $11.904      $16.871       13,500
                  2010       $16.871      $21.254        9,873
                  2011       $21.254      $19.967        6,280
----------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                  2004       $10.000      $10.274      268,158
                  2005       $10.274      $10.385      454,107
                  2006       $10.385      $10.664      553,564
                  2007       $10.664      $11.221      643,995
                  2008       $11.221      $11.917      756,472
                  2009       $11.917      $12.127      776,465
                  2010       $12.127      $12.603      739,426
                  2011       $12.603      $13.147      550,596
----------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                  2006       $10.000      $11.041      179,990
                  2007       $11.041      $12.189      443,786
                  2008       $12.189       $8.608      486,057
                  2009        $8.608      $10.478      507,819
                  2010       $10.478      $11.580      464,348
                  2011       $11.580      $11.093      389,053

115 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.333         6,303
                  2003       $10.333      $12.765       442,689
                  2004       $12.765      $14.192     1,161,162
                  2005       $14.192      $15.488     1,757,967
                  2006       $15.488      $18.099     2,186,968
                  2007       $18.099      $18.486     2,266,150
                  2008       $18.486      $11.476     1,861,389
                  2009       $11.476      $14.279     1,641,649
                  2010       $14.279      $15.673     1,423,936
                  2011       $15.673      $15.310     1,136,095
----------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.243           112
                  2003       $11.243      $16.979        43,987
                  2004       $16.979      $20.902       127,960
                  2005       $20.902      $26.292       215,039
                  2006       $26.292      $33.244       254,473
                  2007       $33.244      $42.259       259,442
                  2008       $42.259      $19.728       230,730
                  2009       $19.728      $33.609       208,582
                  2010       $33.609      $39.010       179,807
                  2011       $39.010      $32.402       159,099
----------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.484         1,995
                  2003       $10.484      $13.683       141,338
                  2004       $13.683      $16.009       352,761
                  2005       $16.009      $17.410       841,251
                  2006       $17.410      $20.872     1,384,661
                  2007       $20.872      $23.785     1,600,147
                  2008       $23.785      $13.998     1,393,105
                  2009       $13.998      $18.936     1,204,940
                  2010       $18.936      $20.263     1,066,709
                  2011       $20.263      $17.875       932,183
----------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.730         1,065
                  2003       $10.730      $12.969        27,419
                  2004       $12.969      $14.688        28,702
                  2005       $14.688      $14.052        29,443
                  2006       $14.052      $15.643        24,121
                  2007       $15.643      $17.139        24,104
                  2008       $17.139      $17.968        21,379
                  2009       $17.968      $21.050        15,757
                  2010       $21.050      $23.781        11,849
                  2011       $23.781      $23.270        11,424

116 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                  2002       $10.000       $9.418            62
                  2003        $9.418      $11.811       128,295
                  2004       $11.811      $12.448       253,189
                  2005       $12.448      $13.227       318,205
                  2006       $13.227      $13.399       325,314
                  2007       $13.399      $15.427       267,235
                  2008       $15.427       $7.749       254,421
                  2009        $7.749      $12.669       208,247
                  2010       $12.669      $14.953       170,568
                  2011       $14.953      $13.817       126,429
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                  2004       $10.000      $11.366       214,722
                  2005       $11.366      $11.681     1,023,815
                  2006       $11.681      $13.381     1,184,603
                  2007       $13.381      $12.900     1,155,302
                  2008       $12.900       $8.175     1,015,402
                  2009        $8.175      $10.362       818,910
                  2010       $10.362      $11.833       742,883
                  2011       $11.833      $11.435       627,494
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                  2004       $10.000      $10.989       202,603
                  2005       $10.989      $11.648       888,555
                  2006       $11.648      $12.945       950,381
                  2007       $12.945      $13.206     1,069,714
                  2008       $13.206      $10.079       932,139
                  2009       $10.079      $12.187       817,049
                  2010       $12.187      $13.477       722,518
                  2011       $13.477      $13.130       556,735
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                  2002       $10.000      $10.662         3,897
                  2003       $10.662      $13.437       400,708
                  2004       $13.437      $15.137       755,669
                  2005       $15.137      $16.394     1,052,880
                  2006       $16.394      $18.769     1,148,378
                  2007       $18.769      $18.993     1,130,145
                  2008       $18.993      $12.709       959,755
                  2009       $12.709      $15.569       840,508
                  2010       $15.569      $17.242       750,580
                  2011       $17.242      $16.636       555,942
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                  2004       $10.000      $11.153       148,068
                  2005       $11.153      $12.233       145,429
                  2006       $12.233      $12.670       126,259
                  2007       $12.670      $14.706       101,130
                  2008       $14.706       $7.718        83,765
                  2009        $7.718      $11.913        73,374
                  2010       $11.913      $14.966        55,789
                  2011       $14.966      $13.391        45,054

117 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                  2004       $10.000      $11.330       226,309
                  2005       $11.330      $12.560       209,221
                  2006       $12.560      $14.965       194,883
                  2007       $14.965      $15.930       208,857
                  2008       $15.930       $9.232       177,447
                  2009        $9.232      $12.685       155,724
                  2010       $12.685      $15.307       120,227
                  2011       $15.307      $15.249        86,378
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                  2004       $10.000      $11.323       123,762
                  2005       $11.323      $12.535       227,659
                  2006       $12.535      $14.926       352,246
                  2007       $14.926      $15.873       433,653
                  2008       $15.873       $9.178       417,880
                  2009        $9.178      $12.607       336,485
                  2010       $12.607      $15.205       289,237
                  2011       $15.205      $15.134       235,235
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                  2004       $10.000      $10.370        81,198
                  2005       $10.370      $10.371       533,540
                  2006       $10.371      $11.192       959,024
                  2007       $11.192      $11.731     1,203,223
                  2008       $11.731       $9.549       982,893
                  2009        $9.549      $12.660       854,149
                  2010       $12.660      $14.035       819,038
                  2011       $14.035      $14.462       733,952
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                  2004       $10.000      $10.920        15,276
                  2005       $10.920      $11.529       148,760
                  2006       $11.529      $13.047       258,059
                  2007       $13.047      $13.743       281,424
                  2008       $13.743       $9.676       252,224
                  2009        $9.676      $12.033       221,340
                  2010       $12.033      $14.137       205,010
                  2011       $14.137      $13.329       170,638
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                  2004       $10.000      $10.904       142,509
                  2005       $10.904      $11.114       674,689
                  2006       $11.114      $12.866       977,874
                  2007       $12.866      $13.135     1,131,948
                  2008       $13.135       $8.243       923,149
                  2009        $8.243       $9.675       791,390
                  2010        $9.675      $11.213       683,057
                  2011       $11.213      $10.395       545,222

118 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                  2004       $10.000      $11.153        16,581
                  2005       $11.153      $11.518       103,190
                  2006       $11.518      $12.268       307,914
                  2007       $12.268      $14.685       401,093
                  2008       $14.685       $8.952       360,805
                  2009        $8.952      $12.861       300,712
                  2010       $12.861      $15.606       253,522
                  2011       $15.606      $13.857       226,260
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                  2004       $10.000      $11.136       136,025
                  2005       $11.136      $11.896       867,902
                  2006       $11.896      $13.179     1,058,446
                  2007       $13.179      $13.084     1,096,947
                  2008       $13.084       $7.832       921,170
                  2009        $7.832       $9.789       759,217
                  2010        $9.789      $12.120       630,406
                  2011       $12.120      $11.484       529,614
----------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.706         2,115
                  2003       $10.706      $13.176       259,159
                  2004       $13.176      $14.280       562,275
                  2005       $14.280      $14.614       694,753
                  2006       $14.614      $15.992       687,270
                  2007       $15.992      $16.335       626,947
                  2008       $16.335       $9.092       534,080
                  2009        $9.092      $10.913       442,615
                  2010       $10.913      $12.138       390,066
                  2011       $12.138      $12.027       307,892
----------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                  2003       $10.000      $12.323       250,178
                  2004       $12.323      $12.968       723,531
                  2005       $12.968      $13.424     1,303,079
                  2006       $13.424      $14.269     1,418,096
                  2007       $14.269      $16.036     1,252,093
                  2008       $16.036       $8.601     1,194,919
                  2009        $8.601      $12.239       987,395
                  2010       $12.239      $13.186       862,275
                  2011       $13.186      $12.837       679,504
----------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                  2004       $10.000      $10.118        16,015
                  2005       $10.118      $10.221       198,046
                  2006       $10.221      $10.587     1,022,486
                  2007       $10.587      $10.877     1,758,893
                  2008       $10.877       $6.541     1,767,178
                  2009        $6.541       $7.041     1,796,199
                  2010        $7.041       $7.734     1,714,650
                  2011        $7.734       $8.240     1,408,093

119 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.157            45
                  2003       $10.157      $14.323       200,904
                  2004       $14.323      $16.808       384,682
                  2005       $16.808      $18.924       533,061
                  2006       $18.924      $21.924       560,411
                  2007       $21.924      $22.956       551,050
                  2008       $22.956      $13.521       457,046
                  2009       $13.521      $18.599       380,350
                  2010       $18.599      $21.242       329,854
                  2011       $21.242      $19.180       254,911
----------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.560        10,218
                  2003       $10.560      $12.213       432,449
                  2004       $12.213      $13.072     1,265,037
                  2005       $13.072      $13.224     2,210,765
                  2006       $13.224      $13.998     2,542,348
                  2007       $13.998      $15.136     2,521,268
                  2008       $15.136      $12.777     2,111,548
                  2009       $12.777      $14.933     1,944,138
                  2010       $14.933      $16.918     1,731,144
                  2011       $16.918      $16.809     1,313,374
----------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.670         1,293
                  2003       $10.670      $13.039       199,763
                  2004       $13.039      $13.995       512,385
                  2005       $13.995      $14.092       642,887
                  2006       $14.092      $15.194       651,221
                  2007       $15.194      $14.926       646,720
                  2008       $14.926       $3.157     1,119,834
                  2009        $3.157       $3.925     1,062,342
                  2010        $3.925       $4.434       976,989
                  2011        $4.434       $4.265       769,121
----------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                  2002       $10.000      $10.186         4,827
                  2003       $10.186      $12.713       432,829
                  2004       $12.713      $13.696       752,941
                  2005       $13.696      $14.296     1,271,750
                  2006       $14.296      $16.195     1,689,212
                  2007       $16.195      $16.649     1,682,353
                  2008       $16.649      $10.086     1,583,489
                  2009       $10.086      $12.743     1,388,113
                  2010       $12.743      $14.569     1,200,629
                  2011       $14.569      $14.337       964,024

120 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2002       $10.000      $10.363           944
                                                                         2003       $10.363      $14.755       156,683
                                                                         2004       $14.755      $17.358       294,993
                                                                         2005       $17.358      $18.799       490,871
                                                                         2006       $18.799      $21.278       570,415
                                                                         2007       $21.278      $20.709       531,717
                                                                         2008       $20.709      $12.673       481,521
                                                                         2009       $12.673      $17.124       406,889
                                                                         2010       $17.124      $20.800       330,552
                                                                         2011       $20.800      $20.043       267,644
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.069         1,697
                                                                         2003       $10.069      $12.468       147,767
                                                                         2004       $12.468      $14.698       230,665
                                                                         2005       $14.698      $16.248       310,149
                                                                         2006       $16.248      $16.472       334,836
                                                                         2007       $16.472      $17.240       269,795
                                                                         2008       $17.240       $8.643       234,531
                                                                         2009        $8.643      $11.284       198,239
                                                                         2010       $11.284      $14.163       162,327
                                                                         2011       $14.163      $14.098       135,036
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                         2009       $10.000      $13.066       632,085
                                                                         2010       $13.066      $14.524       560,259
                                                                         2011       $14.524      $14.612       462,154
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                         2002       $10.000      $10.524         6,824
                                                                         2003       $10.524      $12.158       384,959
                                                                         2004       $12.158      $12.986       698,080
                                                                         2005       $12.986      $13.332       897,148
                                                                         2006       $13.332      $14.729     1,002,203
                                                                         2007       $14.729      $14.677       940,566
                                                                         2008       $14.677       $8.588       845,676
                                                                         2009        $8.588      $10.649       741,293
                                                                         2010       $10.649      $11.650       644,659
                                                                         2011       $11.650      $11.819       541,284

121 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                  2002       $10.000      $10.397           46
                  2003       $10.397      $12.510       27,406
                  2004       $12.510      $13.473      100,508
                  2005       $13.473      $14.227      225,972
                  2006       $14.227      $15.850      289,761
                  2007       $15.850      $16.104      302,756
                  2008       $16.104      $10.599      251,413
                  2009       $10.599      $14.146      218,816
                  2010       $14.146      $16.015      196,452
                  2011       $16.015      $15.743      167,473
----------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                  2002       $10.000       $9.732        4,020
                  2003        $9.732      $11.373       87,288
                  2004       $11.373      $12.026      143,322
                  2005       $12.026      $13.438      121,045
                  2006       $13.438      $13.636      106,651
                  2007       $13.636      $13.378       90,746
                  2008       $13.378      $10.951       75,485
                  2009       $10.951      $13.620       67,222
                  2010       $13.620      $13.776       58,814
                  2011       $13.776      $13.439       29,823
----------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                  2002       $10.000      $11.480          377
                  2003       $11.480      $14.145       50,148
                  2004       $14.145      $16.978       84,872
                  2005       $16.978      $18.197       74,344
                  2006       $18.197      $22.819       58,275
                  2007       $22.819      $27.015       46,926
                  2008       $27.015      $18.535       34,349
                  2009       $18.535      $19.642       25,751
                  2010       $19.642      $19.744       23,665
                  2011       $19.744      $18.437       18,838
----------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                  2002       $10.000      $10.807       10,128
                  2003       $10.807      $13.589      581,918
                  2004       $13.589      $14.904      872,350
                  2005       $14.904      $15.482      894,861
                  2006       $15.482      $17.714      859,159
                  2007       $17.714      $16.428      786,066
                  2008       $16.428       $9.941      664,580
                  2009        $9.941      $12.738      561,812
                  2010       $12.738      $14.382      436,918
                  2011       $14.382      $13.538      351,941

122 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                  2002       $10.000      $10.750         2,077
                  2003       $10.750      $13.428       238,535
                  2004       $13.428      $14.652       421,723
                  2005       $14.652      $14.911       615,143
                  2006       $14.911      $16.269       729,961
                  2007       $16.269      $16.506       684,787
                  2008       $16.506      $12.046       602,387
                  2009       $12.046      $17.858       499,764
                  2010       $17.858      $20.102       445,814
                  2011       $20.102      $20.192       327,955
----------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                  2002       $10.000      $10.194        10,364
                  2003       $10.194      $10.507       486,154
                  2004       $10.507      $10.832       887,522
                  2005       $10.832      $10.945     1,526,481
                  2006       $10.945      $11.292     2,193,099
                  2007       $11.292      $11.728     2,340,081
                  2008       $11.728       $8.807     1,903,327
                  2009        $8.807      $12.749     1,506,639
                  2010       $12.749      $13.827     1,430,101
                  2011       $13.827      $14.332     1,130,191
----------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                  2002       $10.000      $10.613         3,753
                  2003       $10.613      $13.465       172,681
                  2004       $13.465      $15.444       250,483
                  2005       $15.444      $17.105       336,711
                  2006       $17.105      $21.566       486,115
                  2007       $21.566      $23.067       661,099
                  2008       $23.067      $12.762       606,992
                  2009       $12.762      $15.700       541,864
                  2010       $15.700      $17.051       457,663
                  2011       $17.051      $13.981       398,204
----------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                  2002       $10.000      $10.416         3,968
                  2003       $10.416      $13.072        94,549
                  2004       $13.072      $14.535       111,067
                  2005       $14.535      $15.611       170,882
                  2006       $15.611      $17.558       226,431
                  2007       $17.558      $16.435       231,530
                  2008       $16.435       $9.807       198,173
                  2009        $9.807      $12.664       169,347
                  2010       $12.664      $14.241       139,439
                  2011       $14.241      $14.064       114,800

123 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                  2002       $10.000       $9.993         5,773
                  2003        $9.993       $9.914       239,378
                  2004        $9.914       $9.851       611,958
                  2005        $9.851       $9.970     1,639,066
                  2006        $9.970      $10.274     3,059,102
                  2007       $10.274      $10.626     2,741,531
                  2008       $10.626      $10.759     2,353,459
                  2009       $10.759      $10.642     2,823,769
                  2010       $10.642      $10.509     2,415,868
                  2011       $10.509      $10.374     2,154,262
----------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                  2002       $10.000      $10.388         2,917
                  2003       $10.388      $13.580       115,558
                  2004       $13.580      $14.787       110,548
                  2005       $14.787      $16.056        99,940
                  2006       $16.056      $17.206        86,751
                  2007       $17.206      $17.958        73,981
                  2008       $17.958      $10.858        54,204
                  2009       $10.858      $14.162        45,582
                  2010       $14.162      $16.714       113,469
                  2011       $16.714      $15.660        95,228
----------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                  2002       $10.000      $11.214           114
                  2003       $11.214      $14.664        77,578
                  2004       $14.664      $16.708       251,024
                  2005       $16.708      $17.465       540,431
                  2006       $17.465      $20.001       692,321
                  2007       $20.001      $18.777       765,754
                  2008       $18.777      $10.239       738,975
                  2009       $10.239       $9.644             0
----------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                  2002       $10.000      $10.651             5
                  2003       $10.651      $13.177        56,293
                  2004       $13.177      $13.990        84,821
                  2005       $13.990      $14.502        82,817
                  2006       $14.502      $15.935        78,283
                  2007       $15.935      $15.817        64,794
                  2008       $15.817       $9.594        55,482
                  2009        $9.594      $12.614        53,463
                  2010       $12.614      $14.490        41,019
                  2011       $14.490      $14.054        34,062

124 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                  2002       $10.000      $10.381        2,612
                  2003       $10.381      $13.646       97,780
                  2004       $13.646      $15.976      138,680
                  2005       $15.976      $17.687      165,471
                  2006       $17.687      $18.411      161,338
                  2007       $18.411      $18.865      145,788
                  2008       $18.865      $10.140      122,422
                  2009       $10.140      $13.887      100,418
                  2010       $13.887      $15.906            0
----------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                  2002       $10.000      $10.118        8,458
                  2003       $10.118      $12.475      496,984
                  2004       $12.475      $12.934      797,854
                  2005       $12.934      $13.494      889,274
                  2006       $13.494      $14.045      777,631
                  2007       $14.045      $14.628      651,974
                  2008       $14.628       $9.092      538,276
                  2009        $9.092      $14.709      443,055
                  2010       $14.709      $17.539      353,192
                  2011       $17.539      $14.223      302,772
----------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                  2002       $10.000      $11.069           33
                  2003       $11.069      $13.960       23,912
                  2004       $13.960      $15.169      159,393
                  2005       $15.169      $16.791      269,922
                  2006       $16.791      $18.365      347,798
                  2007       $18.365      $19.286      364,955
                  2008       $19.286      $16.185      298,917
                  2009       $16.185      $20.788      263,398
                  2010       $20.788      $22.519      237,498
                  2011       $22.519      $23.759      182,583
----------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                  2003       $10.000      $10.000            0
                  2004       $10.000      $11.131      130,721
                  2005       $11.131      $12.304      391,691
                  2006       $12.304      $14.758      650,901
                  2007       $14.758      $15.992      703,140
                  2008       $15.992      $11.217      598,573
                  2009       $11.217      $14.346      505,053
                  2010       $14.346      $16.150      453,294
                  2011       $16.150      $17.385      390,162

125 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                       2004       $10.000      $10.785      242,720
                                                       2005       $10.785      $12.319      220,659
                                                       2006       $12.319      $12.660      194,105
                                                       2007       $12.660      $15.233      144,366
                                                       2008       $15.233       $7.640      148,384
                                                       2009        $7.640      $12.486      108,902
                                                       2010       $12.486      $15.143       79,570
                                                       2011       $15.143      $14.529       56,922
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2004       $10.000      $10.760       76,401
                                                       2005       $10.760      $12.265      144,014
                                                       2006       $12.265      $12.569      151,518
                                                       2007       $12.569      $15.094      140,241
                                                       2008       $15.094       $7.547      137,100
                                                       2009        $7.547      $12.302      111,308
                                                       2010       $12.302      $14.889       93,535
                                                       2011       $14.889      $14.251       83,860
-----------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                       2006       $10.000       $9.853      356,563
                                                       2007        $9.853      $11.924      563,913
                                                       2008       $11.924       $6.260      598,655
                                                       2009        $6.260       $9.724      461,143
                                                       2010        $9.724      $12.696      356,333
                                                       2011       $12.696      $11.633      319,107
-----------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.621       49,008
                                                       2004       $13.621      $15.993       76,697
                                                       2005       $15.993      $17.821      119,544
                                                       2006       $17.821      $19.674      125,802
                                                       2007       $19.674      $19.994      118,154
                                                       2008       $19.994      $11.755      110,064
                                                       2009       $11.755      $17.016       88,845
                                                       2010       $17.016      $21.258       76,769
                                                       2011       $21.258      $19.156       57,539
-----------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                       2002       $10.000      $10.710        4,083
                                                       2003       $10.710      $14.601      143,509
                                                       2004       $14.601      $19.611        7,395
                                                       2005       $19.611      $22.602      584,676
                                                       2006       $22.602      $30.715      637,273
                                                       2007       $30.715      $25.080      650,191
                                                       2008       $25.080      $15.335      623,745
                                                       2009       $15.335      $19.450      541,734
                                                       2010       $19.450      $24.869      443,526
                                                       2011       $24.869      $25.938      355,414

126 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                  2003       $10.000      $10.000            0
                  2004       $10.000       $9.925      437,391
                  2005        $9.925      $10.036      679,120
                  2006       $10.036      $10.319      805,399
                  2007       $10.319      $10.640      838,651
                  2008       $10.640      $10.690      865,848
                  2009       $10.690      $10.558            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administrative expense charge of 0.19%.

127 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.228           0
                                                            2007       $10.228      $11.733           0
                                                            2008       $11.733       $6.577       1,365
                                                            2009        $6.577       $8.714       1,352
                                                            2010        $8.714       $9.966       1,400
                                                            2011        $9.966       $9.477         185
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.419           0
                                                            2007       $10.419      $11.048           0
                                                            2008       $11.048       $8.086           0
                                                            2009        $8.086       $9.803           0
                                                            2010        $9.803      $10.792           0
                                                            2011       $10.792      $10.511           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.448           0
                                                            2007       $10.448      $11.237           0
                                                            2008       $11.237       $7.385           0
                                                            2009        $7.385       $9.286           0
                                                            2010        $9.286      $10.384           0
                                                            2011       $10.384      $10.031           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.457           0
                                                            2007       $10.457      $11.360           0
                                                            2008       $11.360       $6.870           0
                                                            2009        $6.870       $8.814           0
                                                            2010        $8.814       $9.991           0
                                                            2011        $9.991       $9.496           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.310           0
                                                            2007       $10.310      $10.679           0
                                                            2008       $10.679       $9.327           0
                                                            2009        $9.327      $10.459           0
                                                            2010       $10.459      $10.972           0
                                                            2011       $10.972      $10.881           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.706           0
                                                            2007        $9.706      $11.610           0
                                                            2008       $11.610       $6.271           0
                                                            2009        $6.271       $8.859           0
                                                            2010        $8.859      $10.378           0
                                                            2011       $10.378      $10.197           0

128 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.779           0
                                                               2007       $10.779      $11.088           0
                                                               2008       $11.088       $6.815       1,208
                                                               2009        $6.815       $8.419       1,208
                                                               2010        $8.419       $9.448       1,148
                                                               2011        $9.448       $9.406           0
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.838         709
                                                               2007        $9.838      $11.097           0
                                                               2008       $11.097       $6.555         109
                                                               2009        $6.555       $8.960          91
                                                               2010        $8.960      $11.268         795
                                                               2011       $11.268       $9.826         756
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.698      $13.341       3,763
                                                               2004       $13.341      $14.434       5,784
                                                               2005       $14.434      $14.615       5,058
                                                               2006       $14.615      $16.691       4,637
                                                               2007       $16.691      $15.718       4,538
                                                               2008       $15.718       $9.971       3,695
                                                               2009        $9.971      $12.342       3,527
                                                               2010       $12.342      $14.085       3,415
                                                               2011       $14.085      $14.109       3,219
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.194         119
                                                               2005       $11.194      $11.126       1,886
                                                               2006       $11.126      $12.868       1,638
                                                               2007       $12.868      $13.057       1,622
                                                               2008       $13.057       $8.984       7,209
                                                               2009        $8.984      $11.915       5,661
                                                               2010       $11.915      $13.131       5,375
                                                               2011       $13.131      $13.150          76
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.509          60
                                                               2005       $10.509      $10.389       1,272
                                                               2006       $10.389      $11.269       1,792
                                                               2007       $11.269      $11.708       1,763
                                                               2008       $11.708       $7.497       2,046
                                                               2009        $7.497       $9.513         842
                                                               2010        $9.513      $10.383         851
                                                               2011       $10.383      $10.003         851

129 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2003       $11.039      $14.507       7,052
                                                                  2004       $14.507      $17.559       4,525
                                                                  2005       $17.559      $18.682       3,877
                                                                  2006       $18.682      $21.377       3,743
                                                                  2007       $21.377      $20.408       3,681
                                                                  2008       $20.408      $13.370       1,603
                                                                  2009       $13.370      $16.890       1,578
                                                                  2010       $16.890      $21.183       1,573
                                                                  2011       $21.183      $19.941       1,514
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.821      $15.485           0
                                                                  2004       $15.485      $16.884           0
                                                                  2005       $16.884      $17.306           0
                                                                  2006       $17.306      $18.400           0
                                                                  2007       $18.400      $20.018           0
                                                                  2008       $20.018      $11.258           0
                                                                  2009       $11.258      $15.810           0
                                                                  2010       $15.810      $19.736           0
                                                                  2011       $19.736      $18.372           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.211         518
                                                                  2005       $10.211      $10.228       1,905
                                                                  2006       $10.228      $10.406       1,858
                                                                  2007       $10.406      $10.850       1,879
                                                                  2008       $10.850      $11.418       3,303
                                                                  2009       $11.418      $11.513       3,742
                                                                  2010       $11.513      $11.856       2,289
                                                                  2011       $11.856      $12.256       2,205
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.974           0
                                                                  2007       $10.974      $12.004           0
                                                                  2008       $12.004       $8.400         950
                                                                  2009        $8.400      $10.131         950
                                                                  2010       $10.131      $11.095         903
                                                                  2011       $11.095      $10.531           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.599      $12.638      12,747
                                                                  2004       $12.638      $13.923      12,480
                                                                  2005       $13.923      $15.057      13,367
                                                                  2006       $15.057      $17.435      12,578
                                                                  2007       $17.435      $17.644      12,151
                                                                  2008       $17.644      $10.853       4,560
                                                                  2009       $10.853      $13.381       3,358
                                                                  2010       $13.381      $14.553       3,390
                                                                  2011       $14.553      $14.087       2,711

130 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2003       $11.674      $16.810           0
                                                                 2004       $16.810      $20.505           0
                                                                 2005       $20.505      $25.559         282
                                                                 2006       $25.559      $32.024         282
                                                                 2007       $32.024      $40.334         281
                                                                 2008       $40.334      $18.657         783
                                                                 2009       $18.657      $31.496         474
                                                                 2010       $31.496      $36.225         658
                                                                 2011       $36.225      $29.814         702
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2003       $10.377      $13.547         285
                                                                 2004       $13.547      $15.705         580
                                                                 2005       $15.705      $16.925       1,448
                                                                 2006       $16.925      $20.105       1,415
                                                                 2007       $20.105      $22.702       1,379
                                                                 2008       $22.702      $13.239       1,360
                                                                 2009       $13.239      $17.745         261
                                                                 2010       $17.745      $18.816         324
                                                                 2011       $18.816      $16.447         321
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2003       $11.583      $12.839           0
                                                                 2004       $12.839      $14.409           0
                                                                 2005       $14.409      $13.660           0
                                                                 2006       $13.660      $15.069           0
                                                                 2007       $15.069      $16.358           0
                                                                 2008       $16.358      $16.993           0
                                                                 2009       $16.993      $19.726           0
                                                                 2010       $19.726      $22.082           0
                                                                 2011       $22.082      $21.412           0
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                                 2003        $9.925      $11.693       1,278
                                                                 2004       $11.693      $12.212           0
                                                                 2005       $12.212      $12.858           0
                                                                 2006       $12.858      $12.907           0
                                                                 2007       $12.907      $14.724           0
                                                                 2008       $14.724       $7.328           0
                                                                 2009        $7.328      $11.872           0
                                                                 2010       $11.872      $13.885           0
                                                                 2011       $13.885      $12.713           0

131 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.297           0
                                                               2005       $11.297      $11.505         232
                                                               2006       $11.505      $13.059         434
                                                               2007       $13.059      $12.474       1,335
                                                               2008       $12.474       $7.832       1,417
                                                               2009        $7.832       $9.837           0
                                                               2010        $9.837      $11.132           0
                                                               2011       $11.132      $10.659           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.922           0
                                                               2005       $10.922      $11.472         222
                                                               2006       $11.472      $12.633           0
                                                               2007       $12.633      $12.770           0
                                                               2008       $12.770       $9.657         188
                                                               2009        $9.657      $11.570           0
                                                               2010       $11.570      $12.678           0
                                                               2011       $12.678      $12.240           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2003       $10.775      $13.304       1,395
                                                               2004       $13.304      $14.850       1,131
                                                               2005       $14.850      $15.937         849
                                                               2006       $15.937      $18.080         980
                                                               2007       $18.080      $18.128       1,006
                                                               2008       $18.128      $12.019       1,053
                                                               2009       $12.019      $14.590         351
                                                               2010       $14.590      $16.011         356
                                                               2011       $16.011      $15.307         359
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                               2004       $10.000      $11.084       1,694
                                                               2005       $11.084      $12.047       1,655
                                                               2006       $12.047      $12.364       1,701
                                                               2007       $12.364      $14.220       1,542
                                                               2008       $14.220       $7.394       1,675
                                                               2009        $7.394      $11.310       1,536
                                                               2010       $11.310      $14.079       1,461
                                                               2011       $14.079      $12.482       1,459
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                               2004       $10.000      $11.260       1,108
                                                               2005       $11.260      $12.370       1,052
                                                               2006       $12.370      $14.605         952
                                                               2007       $14.605      $15.404         928
                                                               2008       $15.404       $8.845         934
                                                               2009        $8.845      $12.043         483
                                                               2010       $12.043      $14.400         533
                                                               2011       $14.400      $14.215         509

132 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2004       $10.000      $11.254       1,042
                                                                   2005       $11.254      $12.345       1,564
                                                                   2006       $12.345      $14.566       1,463
                                                                   2007       $14.566      $15.348       1,384
                                                                   2008       $15.348       $8.794       1,071
                                                                   2009        $8.794      $11.969         854
                                                                   2010       $11.969      $14.304         836
                                                                   2011       $14.304      $14.107         764
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                   2004       $10.000      $10.347           0
                                                                   2005       $10.347      $10.253         260
                                                                   2006       $10.253      $10.965         516
                                                                   2007       $10.965      $11.387         513
                                                                   2008       $11.387       $9.184       1,345
                                                                   2009        $9.184      $12.066       1,324
                                                                   2010       $12.066      $13.255       1,260
                                                                   2011       $13.255      $13.533         401
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                   2004       $10.000      $10.895          58
                                                                   2005       $10.895      $11.398         692
                                                                   2006       $11.398      $12.782         693
                                                                   2007       $12.782      $13.341         673
                                                                   2008       $13.341       $9.307         729
                                                                   2009        $9.307      $11.468         693
                                                                   2010       $11.468      $13.351         665
                                                                   2011       $13.351      $12.473         665
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.880       1,259
                                                                   2005       $10.880      $10.988       1,565
                                                                   2006       $10.988      $12.604       1,490
                                                                   2007       $12.604      $12.750       2,366
                                                                   2008       $12.750       $7.928       2,290
                                                                   2009        $7.928       $9.220       1,350
                                                                   2010        $9.220      $10.589       1,002
                                                                   2011       $10.589       $9.728           0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.127           0
                                                                   2005       $11.127      $11.388          27
                                                                   2006       $11.388      $12.018           0
                                                                   2007       $12.018      $14.255         603
                                                                   2008       $14.255       $8.610         593
                                                                   2009        $8.610      $12.258         105
                                                                   2010       $12.258      $14.738         181
                                                                   2011       $14.738      $12.967         169

133 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.110       1,275
                                                              2005       $11.110      $11.761       1,271
                                                              2006       $11.761      $12.912       1,298
                                                              2007       $12.912      $12.701       1,209
                                                              2008       $12.701       $7.533         138
                                                              2009        $7.533       $9.329         128
                                                              2010        $9.329      $11.446          36
                                                              2011       $11.446      $10.746          35
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2003       $11.104      $13.045         973
                                                              2004       $13.045      $14.009       3,172
                                                              2005       $14.009      $14.206       3,195
                                                              2006       $14.206      $15.405       3,150
                                                              2007       $15.405      $15.591       3,216
                                                              2008       $15.591       $8.598       3,352
                                                              2009        $8.598      $10.226       3,564
                                                              2010       $10.226      $11.270       3,632
                                                              2011       $11.270      $11.066       3,624
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.248          33
                                                              2004       $12.248      $12.772       1,597
                                                              2005       $12.772      $13.100         838
                                                              2006       $13.100      $13.799         978
                                                              2007       $13.799      $15.365         957
                                                              2008       $15.365       $8.166         703
                                                              2009        $8.166      $11.513         178
                                                              2010       $11.513      $12.291         176
                                                              2011       $12.291      $11.857         182
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.095           0
                                                              2005       $10.095      $10.105           0
                                                              2006       $10.105      $10.371           0
                                                              2007       $10.371      $10.558           0
                                                              2008       $10.558       $6.291           0
                                                              2009        $6.291       $6.711       1,325
                                                              2010        $6.711       $7.304       1,223
                                                              2011        $7.304       $7.711       1,120

134 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2003       $10.079      $14.181         237
                                                                 2004       $14.181      $16.489         227
                                                                 2005       $16.489      $18.397         575
                                                                 2006       $18.397      $21.119         571
                                                                 2007       $21.119      $21.910         738
                                                                 2008       $21.910      $12.787         730
                                                                 2009       $12.787      $17.429         168
                                                                 2010       $17.429      $19.724         516
                                                                 2011       $19.724      $17.648         491
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                 2003       $11.243      $12.091       4,270
                                                                 2004       $12.091      $12.824       8,589
                                                                 2005       $12.824      $12.855      10,133
                                                                 2006       $12.855      $13.484      10,777
                                                                 2007       $13.484      $14.446      10,148
                                                                 2008       $14.446      $12.083       7,832
                                                                 2009       $12.083      $13.994       5,592
                                                                 2010       $13.994      $15.710       5,089
                                                                 2011       $15.710      $15.467       2,500
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                 2003       $11.727      $12.909       1,353
                                                                 2004       $12.909      $13.729       4,420
                                                                 2005       $13.729      $13.698       4,804
                                                                 2006       $13.698      $14.636       4,537
                                                                 2007       $14.636      $14.246       4,579
                                                                 2008       $14.246       $2.985       5,281
                                                                 2009        $2.985       $3.678       3,968
                                                                 2010        $3.678       $4.117       4,034
                                                                 2011        $4.117       $3.924       3,883
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                 2003       $10.460      $12.586       2,396
                                                                 2004       $12.586      $13.437       4,635
                                                                 2005       $13.437      $13.898       5,645
                                                                 2006       $13.898      $15.601       5,949
                                                                 2007       $15.601      $15.890       5,788
                                                                 2008       $15.890       $9.539       5,841
                                                                 2009        $9.539      $11.941       4,397
                                                                 2010       $11.941      $13.529       4,342
                                                                 2011       $13.529      $13.191       4,296

135 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE
 SHARES FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--
 SERVICE SHARES
                                                                     2003       $10.710      $14.608       2,493
                                                                     2004       $14.608      $17.029       1,308
                                                                     2005       $17.029      $18.275       1,603
                                                                     2006       $18.275      $20.496       1,193
                                                                     2007       $20.496      $19.766       1,204
                                                                     2008       $19.766      $11.985       1,162
                                                                     2009       $11.985      $16.046       1,186
                                                                     2010       $16.046      $19.314       1,159
                                                                     2011       $19.314      $18.442       1,113
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                     2003       $10.337      $12.344         678
                                                                     2004       $12.344      $14.419         677
                                                                     2005       $14.419      $15.795         834
                                                                     2006       $15.795      $15.867         832
                                                                     2007       $15.867      $16.455         831
                                                                     2008       $16.455       $8.174         829
                                                                     2009        $8.174      $10.574         813
                                                                     2010       $10.574      $13.151         673
                                                                     2011       $13.151      $12.972         673
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $12.244         422
                                                                     2010       $12.244      $13.486         416
                                                                     2011       $13.486      $13.445         406
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                     2003       $10.678      $12.037       4,283
                                                                     2004       $12.037      $12.740       5,947
                                                                     2005       $12.740      $12.960       4,812
                                                                     2006       $12.960      $14.188       4,957
                                                                     2007       $14.188      $14.008       5,071
                                                                     2008       $14.008       $8.122       5,017
                                                                     2009        $8.122       $9.980       5,280
                                                                     2010        $9.980      $10.818       5,433
                                                                     2011       $10.818      $10.875       5,357
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2003       $10.748      $12.385           0
                                                                     2004       $12.385      $13.218         116
                                                                     2005       $13.218      $13.831       2,636
                                                                     2006       $13.831      $15.268       2,800
                                                                     2007       $15.268      $15.371       2,792
                                                                     2008       $15.371      $10.024       2,790
                                                                     2009       $10.024      $13.257       2,774
                                                                     2010       $13.257      $14.871       2,765
                                                                     2011       $14.871      $14.485       2,760

136 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                     Number of
                                                          Accumulation Accumulation    Units
                                             For the Year  Unit Value   Unit Value  Outstanding
                                                Ending    at Beginning    at End      at End
Sub-Accounts                                 December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                 2003       $10.230      $11.260           0
                                                 2004       $11.260      $11.798           0
                                                 2005       $11.798      $13.063           0
                                                 2006       $13.063      $13.135           0
                                                 2007       $13.135      $12.769           0
                                                 2008       $12.769      $10.356           0
                                                 2009       $10.356      $12.764           0
                                                 2010       $12.764      $12.792           0
                                                 2011       $12.792      $12.365           0
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                 2003       $11.642      $14.004         118
                                                 2004       $14.004      $16.656         265
                                                 2005       $16.656      $17.690         261
                                                 2006       $17.690      $21.981         253
                                                 2007       $21.981      $25.785         223
                                                 2008       $25.785      $17.530         217
                                                 2009       $17.530      $18.407         207
                                                 2010       $18.407      $18.334         220
                                                 2011       $18.334      $16.964         237
-----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                 2003       $10.989      $13.454       1,648
                                                 2004       $13.454      $14.621       1,792
                                                 2005       $14.621      $15.050       2,221
                                                 2006       $15.050      $17.064       2,310
                                                 2007       $17.064      $15.680       2,411
                                                 2008       $15.680       $9.401       1,319
                                                 2009        $9.401      $11.937       1,262
                                                 2010       $11.937      $13.354       1,250
                                                 2011       $13.354      $12.456       1,241
-----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                 2003       $11.861      $13.294       1,125
                                                 2004       $13.294      $14.374       4,411
                                                 2005       $14.374      $14.495       3,459
                                                 2006       $14.495      $15.671       3,201
                                                 2007       $15.671      $15.754       3,211
                                                 2008       $15.754      $11.392       1,049
                                                 2009       $11.392      $16.735       1,632
                                                 2010       $16.735      $18.667       1,594
                                                 2011       $18.667      $18.579       1,512

137 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2003       $10.352      $10.403       2,859
                                                   2004       $10.403      $10.626      10,273
                                                   2005       $10.626      $10.639      11,645
                                                   2006       $10.639      $10.877      12,594
                                                   2007       $10.877      $11.194      12,384
                                                   2008       $11.194       $8.329       7,522
                                                   2009        $8.329      $11.948       4,690
                                                   2010       $11.948      $12.839       4,914
                                                   2011       $12.839      $13.187       4,669
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.571      $13.331       3,933
                                                   2004       $13.331      $15.151       1,561
                                                   2005       $15.151      $16.628       1,446
                                                   2006       $16.628      $20.774       1,480
                                                   2007       $20.774      $22.016       1,750
                                                   2008       $22.016      $12.069         750
                                                   2009       $12.069      $14.712         725
                                                   2010       $14.712      $15.833         590
                                                   2011       $15.833      $12.864         588
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.688      $12.942         417
                                                   2004       $12.942      $14.259       3,302
                                                   2005       $14.259      $15.176       2,975
                                                   2006       $15.176      $16.913       2,889
                                                   2007       $16.913      $15.686       2,800
                                                   2008       $15.686       $9.274       2,641
                                                   2009        $9.274      $11.867       2,515
                                                   2010       $11.867      $13.223       2,464
                                                   2011       $13.223      $12.940       2,359
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2003        $9.933       $9.815         158
                                                   2004        $9.815       $9.664       7,242
                                                   2005        $9.664       $9.692       8,142
                                                   2006        $9.692       $9.897       9,943
                                                   2007        $9.897      $10.142       8,870
                                                   2008       $10.142      $10.175       6,205
                                                   2009       $10.175       $9.973       7,393
                                                   2010        $9.973       $9.758       5,755
                                                   2011        $9.758       $9.546       5,402

138 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub-Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                               2003       $10.975      $13.445         196
                                               2004       $13.445      $14.506         489
                                               2005       $14.506      $15.609          82
                                               2006       $15.609      $16.574          80
                                               2007       $16.574      $17.140          76
                                               2008       $17.140      $10.268           0
                                               2009       $10.268      $13.271           0
                                               2010       $13.271      $15.520         513
                                               2011       $15.520      $14.409         506
---------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                               2003       $11.317      $14.518         107
                                               2004       $14.518      $16.391         948
                                               2005       $16.391      $16.978         905
                                               2006       $16.978      $19.267       1,051
                                               2007       $19.267      $17.922       1,086
                                               2008       $17.922       $9.683         880
                                               2009        $9.683       $9.110           0
---------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                               2003       $10.837      $13.046         124
                                               2004       $13.046      $13.725         580
                                               2005       $13.725      $14.098         619
                                               2006       $14.098      $15.350         639
                                               2007       $15.350      $15.096         661
                                               2008       $15.096       $9.074         563
                                               2009        $9.074      $11.820         502
                                               2010       $11.820      $13.455         474
                                               2011       $13.455      $12.931         466
---------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                               2003       $10.794      $13.510         434
                                               2004       $13.510      $15.673         969
                                               2005       $15.673      $17.194         524
                                               2006       $17.194      $17.735         528
                                               2007       $17.735      $18.005         523
                                               2008       $18.005       $9.590         509
                                               2009        $9.590      $13.014         490
                                               2010       $13.014      $14.806           0

139 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                      2003       $10.574      $12.351       5,778
                                                      2004       $12.351      $12.688       2,080
                                                      2005       $12.688      $13.118       2,864
                                                      2006       $13.118      $13.529       3,165
                                                      2007       $13.529      $13.961       3,139
                                                      2008       $13.961       $8.598       1,766
                                                      2009        $8.598      $13.784       1,946
                                                      2010       $13.784      $16.286       2,107
                                                      2011       $16.286      $13.087       2,128
----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                      2003       $12.285      $13.821           0
                                                      2004       $13.821      $14.881       1,477
                                                      2005       $14.881      $16.322       1,382
                                                      2006       $16.322      $17.691       1,351
                                                      2007       $17.691      $18.407       1,247
                                                      2008       $18.407      $15.307       1,282
                                                      2009       $15.307      $19.481         925
                                                      2010       $19.481      $20.910         914
                                                      2011       $20.910      $21.862         829
----------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                      2003       $10.000      $10.000           0
                                                      2004       $10.000      $11.030           0
                                                      2005       $11.030      $12.081           0
                                                      2006       $12.081      $14.359         475
                                                      2007       $14.359      $15.417         475
                                                      2008       $15.417      $10.715           0
                                                      2009       $10.715      $13.579           0
                                                      2010       $13.579      $15.147           0
                                                      2011       $15.147      $16.157           0
----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                      2004       $10.000      $10.719         388
                                                      2005       $10.719      $12.133         407
                                                      2006       $12.133      $12.355         443
                                                      2007       $12.355      $14.730         430
                                                      2008       $14.730       $7.320       1,747
                                                      2009        $7.320      $11.854       1,642
                                                      2010       $11.854      $14.245       1,537
                                                      2011       $14.245      $13.544       1,442

140 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2004       $10.000      $10.694       1,255
                                                       2005       $10.694      $12.080       1,700
                                                       2006       $12.080      $12.266       1,083
                                                       2007       $12.266      $14.595         864
                                                       2008       $14.595       $7.231           0
                                                       2009        $7.231      $11.679           0
                                                       2010       $11.679      $14.007           0
                                                       2011       $14.007      $13.284           0
-----------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                       2006       $10.000       $9.793           0
                                                       2007        $9.793      $11.743           0
                                                       2008       $11.743       $6.108       1,756
                                                       2009        $6.108       $9.402       1,568
                                                       2010        $9.402      $12.164       1,428
                                                       2011       $12.164      $11.044       1,386
-----------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.538       1,345
                                                       2004       $13.538      $15.751       1,461
                                                       2005       $15.751      $17.392       1,402
                                                       2006       $17.392      $19.025       1,359
                                                       2007       $19.025      $19.158       1,371
                                                       2008       $19.158      $11.161       1,449
                                                       2009       $11.161      $16.008       1,333
                                                       2010       $16.008      $19.816       1,317
                                                       2011       $19.816      $17.694       1,256
-----------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                       2003       $11.376      $14.455       1,499
                                                       2004       $14.455      $19.239       2,484
                                                       2005       $19.239      $21.972       2,279
                                                       2006       $21.972      $29.588       1,822
                                                       2007       $29.588      $23.938       2,051
                                                       2008       $23.938      $14.502       1,387
                                                       2009       $14.502      $18.226       1,178
                                                       2010       $18.226      $23.092       1,063
                                                       2011       $23.092      $23.866       1,001
-----------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                                                       2003       $10.000      $10.000           0
                                                       2004       $10.000       $9.835       4,172
                                                       2005        $9.835       $9.854       3,349
                                                       2006        $9.854      $10.040       2,852
                                                       2007       $10.040      $10.257       2,651
                                                       2008       $10.257      $10.212       2,030
                                                       2009       $10.212       $9.997           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administrative expense charge of 0.19%.

141 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.270      283,913
                                                            2007       $10.270      $11.854      439,032
                                                            2008       $11.854       $6.685      480,294
                                                            2009        $6.685       $8.913      414,170
                                                            2010        $8.913      $10.256      390,878
                                                            2011       $10.256       $9.812      328,026
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.462        4,820
                                                            2007       $10.462      $11.161        4,337
                                                            2008       $11.161       $8.219       21,445
                                                            2009        $8.219      $10.026       20,638
                                                            2010       $10.026      $11.105       24,739
                                                            2011       $11.105      $10.882       31,381
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.491        3,082
                                                            2007       $10.491      $11.353       24,445
                                                            2008       $11.353       $7.507       76,943
                                                            2009        $7.507       $9.497       42,398
                                                            2010        $9.497      $10.686       24,372
                                                            2011       $10.686      $10.385       20,099
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.500       11,481
                                                            2007       $10.500      $11.477       15,501
                                                            2008       $11.477       $6.983       16,534
                                                            2009        $6.983       $9.015       14,671
                                                            2010        $9.015      $10.281       11,064
                                                            2011       $10.281       $9.832       11,005
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.352          519
                                                            2007       $10.352      $10.789       26,730
                                                            2008       $10.789       $9.481       28,748
                                                            2009        $9.481      $10.696       42,972
                                                            2010       $10.696      $11.290       26,391
                                                            2011       $11.290      $11.265       16,487
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.746        5,960
                                                            2007        $9.746      $11.730        9,721
                                                            2008       $11.730       $6.375       14,136
                                                            2009        $6.375       $9.061       11,849
                                                            2010        $9.061      $10.680       28,798
                                                            2011       $10.680      $10.557        6,595

142 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.824        20,407
                                                               2007       $10.824      $11.203       123,148
                                                               2008       $11.203       $6.928       109,337
                                                               2009        $6.928       $8.611        97,080
                                                               2010        $8.611       $9.722        76,446
                                                               2011        $9.722       $9.738        69,814
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.879        86,590
                                                               2007        $9.879      $11.212       104,391
                                                               2008       $11.212       $6.663       132,298
                                                               2009        $6.663       $9.164       126,233
                                                               2010        $9.164      $11.595       127,785
                                                               2011       $11.595      $10.173        99,189
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.853           903
                                                               2003       $10.853      $13.425       204,532
                                                               2004       $13.425      $14.614       239,720
                                                               2005       $14.614      $14.888       216,067
                                                               2006       $14.888      $17.107       540,890
                                                               2007       $17.107      $16.210       496,501
                                                               2008       $16.210      $10.345       358,524
                                                               2009       $10.345      $12.884       320,788
                                                               2010       $12.884      $14.795       269,363
                                                               2011       $14.795      $14.910       221,946
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.240        20,529
                                                               2005       $11.240      $11.240       107,691
                                                               2006       $11.240      $13.079     1,218,293
                                                               2007       $13.079      $13.354     1,368,496
                                                               2008       $13.354       $9.244     1,325,003
                                                               2009        $9.244      $12.335     1,176,879
                                                               2010       $12.335      $13.677     1,056,219
                                                               2011       $13.677      $13.781       908,749
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.525         5,010
                                                               2005       $10.525      $10.468        53,966
                                                               2006       $10.468      $11.425       762,291
                                                               2007       $11.425      $11.943       867,606
                                                               2008       $11.943       $7.695       791,913
                                                               2009        $7.695       $9.824       661,491
                                                               2010        $9.824      $10.788       589,255
                                                               2011       $10.788      $10.457       538,908

143 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.228        1,221
                                                                  2003       $11.228      $14.599      109,873
                                                                  2004       $14.599      $17.778       78,714
                                                                  2005       $17.778      $19.031       91,305
                                                                  2006       $19.031      $21.909      293,264
                                                                  2007       $21.909      $21.046      271,427
                                                                  2008       $21.046      $13.873      238,542
                                                                  2009       $13.873      $17.632      203,382
                                                                  2010       $17.632      $22.249      178,119
                                                                  2011       $22.249      $21.073      159,996
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.538          290
                                                                  2003       $11.538      $15.583       12,058
                                                                  2004       $15.583      $17.095       23,996
                                                                  2005       $17.095      $17.630       21,758
                                                                  2006       $17.630      $18.858       10,502
                                                                  2007       $18.858      $20.643        7,403
                                                                  2008       $20.643      $11.681        7,971
                                                                  2009       $11.681      $16.505        6,474
                                                                  2010       $16.505      $20.730        6,329
                                                                  2011       $20.730      $19.415        5,300
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.253        9,294
                                                                  2005       $10.253      $10.333       19,913
                                                                  2006       $10.333      $10.577      187,553
                                                                  2007       $10.577      $11.096      248,011
                                                                  2008       $11.096      $11.748      319,693
                                                                  2009       $11.748      $11.919      489,931
                                                                  2010       $11.919      $12.350      474,324
                                                                  2011       $12.350      $12.844      442,131
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.019      119,365
                                                                  2007       $11.019      $12.127      189,293
                                                                  2008       $12.127       $8.538      209,202
                                                                  2009        $8.538      $10.362      204,171
                                                                  2010       $10.362      $11.417      203,468
                                                                  2011       $11.417      $10.903      165,956

144 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.327        4,512
                                                                 2003       $10.327      $12.718      203,839
                                                                 2004       $12.718      $14.097      154,189
                                                                 2005       $14.097      $15.338      187,550
                                                                 2006       $15.338      $17.869      682,906
                                                                 2007       $17.869      $18.195      703,665
                                                                 2008       $18.195      $11.261      570,057
                                                                 2009       $11.261      $13.969      456,695
                                                                 2010       $13.969      $15.286      413,760
                                                                 2011       $15.286      $14.886      328,778
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $11.236          101
                                                                 2003       $11.236      $16.917       58,107
                                                                 2004       $16.917      $20.762       14,136
                                                                 2005       $20.762      $26.037       17,133
                                                                 2006       $26.037      $32.822      112,374
                                                                 2007       $32.822      $41.594      130,198
                                                                 2008       $41.594      $19.358       97,736
                                                                 2009       $19.358      $32.879       82,067
                                                                 2010       $32.879      $38.048       74,938
                                                                 2011       $38.048      $31.506       70,883
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.477        1,484
                                                                 2003       $10.477      $13.633       79,873
                                                                 2004       $13.633      $15.902       59,175
                                                                 2005       $15.902      $17.241       93,972
                                                                 2006       $17.241      $20.606      530,191
                                                                 2007       $20.606      $23.411      597,641
                                                                 2008       $23.411      $13.736      554,748
                                                                 2009       $13.736      $18.525      462,135
                                                                 2010       $18.525      $19.763      416,002
                                                                 2011       $19.763      $17.381      349,257
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.723            0
                                                                 2003       $10.723      $12.921        3,305
                                                                 2004       $12.921      $14.589        8,097
                                                                 2005       $14.589      $13.916        7,980
                                                                 2006       $13.916      $15.444        3,331
                                                                 2007       $15.444      $16.870        3,277
                                                                 2008       $16.870      $17.632        4,741
                                                                 2009       $17.632      $20.593       16,455
                                                                 2010       $20.593      $23.194       16,292
                                                                 2011       $23.194      $22.627       12,353

145 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                               2002       $10.000       $9.412          226
                                                               2003        $9.412      $11.767       49,664
                                                               2004       $11.767      $12.365       54,076
                                                               2005       $12.365      $13.098       53,013
                                                               2006       $13.098      $13.229      171,720
                                                               2007       $13.229      $15.184      151,568
                                                               2008       $15.184       $7.603      112,940
                                                               2009        $7.603      $12.394       91,359
                                                               2010       $12.394      $14.584       83,468
                                                               2011       $14.584      $13.435       71,038
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.343       14,269
                                                               2005       $11.343      $11.622       47,730
                                                               2006       $11.622      $13.273      633,111
                                                               2007       $13.273      $12.757      537,385
                                                               2008       $12.757       $8.059      477,119
                                                               2009        $8.059      $10.184      420,385
                                                               2010       $10.184      $11.596      363,992
                                                               2011       $11.596      $11.171      274,028
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.967       16,162
                                                               2005       $10.967      $11.589       29,002
                                                               2006       $11.589      $12.840      280,682
                                                               2007       $12.840      $13.060      347,010
                                                               2008       $13.060       $9.937      331,539
                                                               2009        $9.937      $11.978      319,241
                                                               2010       $11.978      $13.206      288,945
                                                               2011       $13.206      $12.827      218,094
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2002       $10.000      $10.655        3,194
                                                               2003       $10.655      $13.388      152,359
                                                               2004       $13.388      $15.035      119,515
                                                               2005       $15.035      $16.235      127,047
                                                               2006       $16.235      $18.530      443,130
                                                               2007       $18.530      $18.694      418,529
                                                               2008       $18.694      $12.471      341,355
                                                               2009       $12.471      $15.231      303,451
                                                               2010       $15.231      $16.817      282,302
                                                               2011       $16.817      $16.176      248,084

146 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                                 2004       $10.000      $11.130       46,225
                                                                 2005       $11.130      $12.171       43,238
                                                                 2006       $12.171      $12.567       40,593
                                                                 2007       $12.567      $14.543       31,988
                                                                 2008       $14.543       $7.609       24,363
                                                                 2009        $7.609      $11.709       22,391
                                                                 2010       $11.709      $14.665       20,707
                                                                 2011       $14.665      $13.082       18,347
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                                 2004       $10.000      $11.306       58,610
                                                                 2005       $11.306      $12.497       51,537
                                                                 2006       $12.497      $14.844      112,320
                                                                 2007       $14.844      $15.753      100,885
                                                                 2008       $15.753       $9.101       86,957
                                                                 2009        $9.101      $12.468       80,040
                                                                 2010       $12.468      $14.999       74,826
                                                                 2011       $14.999      $14.897       33,214
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                 2004       $10.000      $11.300       14,404
                                                                 2005       $11.300      $12.472       20,338
                                                                 2006       $12.472      $14.805      114,995
                                                                 2007       $14.805      $15.697      163,770
                                                                 2008       $15.697       $9.049      159,408
                                                                 2009        $9.049      $12.392      137,628
                                                                 2010       $12.392      $14.900      113,213
                                                                 2011       $14.900      $14.785       96,736
---------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                 2004       $10.000      $10.363        5,743
                                                                 2005       $10.363      $10.332       42,214
                                                                 2006       $10.332      $11.116      348,673
                                                                 2007       $11.116      $11.615      442,802
                                                                 2008       $11.615       $9.426      376,145
                                                                 2009        $9.426      $12.459      332,066
                                                                 2010       $12.459      $13.771      301,339
                                                                 2011       $13.771      $14.147      255,685
---------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                 2004       $10.000      $10.912        5,559
                                                                 2005       $10.912      $11.485        7,084
                                                                 2006       $11.485      $12.958      137,579
                                                                 2007       $12.958      $13.608      130,324
                                                                 2008       $13.608       $9.552      134,300
                                                                 2009        $9.552      $11.842      109,583
                                                                 2010       $11.842      $13.871       95,400
                                                                 2011       $13.871      $13.038       88,093

147 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.896        1,993
                                                                   2005       $10.896      $11.072       40,840
                                                                   2006       $11.072      $12.778      435,257
                                                                   2007       $12.778      $13.006      437,477
                                                                   2008       $13.006       $8.137      375,485
                                                                   2009        $8.137       $9.521      333,553
                                                                   2010        $9.521      $11.001      275,904
                                                                   2011       $11.001      $10.169      220,574
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.144          268
                                                                   2005       $11.144      $11.475        7,646
                                                                   2006       $11.475      $12.184      104,562
                                                                   2007       $12.184      $14.541      150,622
                                                                   2008       $14.541       $8.837      157,421
                                                                   2009        $8.837      $12.658      127,029
                                                                   2010       $12.658      $15.312      111,055
                                                                   2011       $15.312      $13.555       76,483
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                                   2004       $10.000      $11.127        1,679
                                                                   2005       $11.127      $11.851       48,962
                                                                   2006       $11.851      $13.090      439,310
                                                                   2007       $13.090      $12.955      414,136
                                                                   2008       $12.955       $7.732      385,510
                                                                   2009        $7.732       $9.634      313,448
                                                                   2010        $9.634      $11.892      279,411
                                                                   2011       $11.892      $11.233      229,133
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.699          381
                                                                   2003       $10.699      $13.128      118,638
                                                                   2004       $13.128      $14.184       99,388
                                                                   2005       $14.184      $14.472      112,333
                                                                   2006       $14.472      $15.789      286,137
                                                                   2007       $15.789      $16.078      289,544
                                                                   2008       $16.078       $8.921      200,630
                                                                   2009        $8.921      $10.676      127,991
                                                                   2010       $10.676      $11.838      117,180
                                                                   2011       $11.838      $11.695      101,343
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.298      127,891
                                                                   2004       $12.298      $12.903       60,080
                                                                   2005       $12.903      $13.316       80,633
                                                                   2006       $13.316      $14.111      831,237
                                                                   2007       $14.111      $15.810      733,219
                                                                   2008       $15.810       $8.454      552,440
                                                                   2009        $8.454      $11.993      462,878
                                                                   2010       $11.993      $12.881      415,802
                                                                   2011       $12.881      $12.503      321,140

148 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $10.110           18
                                                                 2005       $10.110      $10.182        6,577
                                                                 2006       $10.182      $10.515      416,500
                                                                 2007       $10.515      $10.770      725,278
                                                                 2008       $10.770       $6.457      718,452
                                                                 2009        $6.457       $6.929      739,474
                                                                 2010        $6.929       $7.589      603,480
                                                                 2011        $7.589       $8.060      487,812
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.150        1,468
                                                                 2003       $10.150      $14.270       71,158
                                                                 2004       $14.270      $16.695       79,066
                                                                 2005       $16.695      $18.740       73,144
                                                                 2006       $18.740      $21.645      182,436
                                                                 2007       $21.645      $22.595      161,936
                                                                 2008       $22.595      $13.267      117,070
                                                                 2009       $13.267      $18.195      102,975
                                                                 2010       $18.195      $20.717       85,054
                                                                 2011       $20.717      $18.650       74,086
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.553        2,732
                                                                 2003       $10.553      $12.168      218,046
                                                                 2004       $12.168      $12.984      182,539
                                                                 2005       $12.984      $13.095      227,958
                                                                 2006       $13.095      $13.820      936,505
                                                                 2007       $13.820      $14.898      898,573
                                                                 2008       $14.898      $12.537      714,766
                                                                 2009       $12.537      $14.609      670,287
                                                                 2010       $14.609      $16.501      582,180
                                                                 2011       $16.501      $16.344      475,810
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.663        2,578
                                                                 2003       $10.663      $12.991      158,346
                                                                 2004       $12.991      $13.901      108,252
                                                                 2005       $13.901      $13.955      102,339
                                                                 2006       $13.955      $15.000      226,400
                                                                 2007       $15.000      $14.691      214,333
                                                                 2008       $14.691       $3.098      410,839
                                                                 2009        $3.098       $3.840      412,793
                                                                 2010        $3.840       $4.324      361,109
                                                                 2011        $4.324       $4.147      316,812

149 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.179          776
                                                                         2003       $10.179      $12.666      331,015
                                                                         2004       $12.666      $13.604      209,165
                                                                         2005       $13.604      $14.157      230,257
                                                                         2006       $14.157      $15.989      723,778
                                                                         2007       $15.989      $16.387      716,425
                                                                         2008       $16.387       $9.897      655,439
                                                                         2009        $9.897      $12.466      584,230
                                                                         2010       $12.466      $14.210      509,223
                                                                         2011       $14.210      $13.940      448,432
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2002       $10.000      $10.356        1,102
                                                                         2003       $10.356      $14.701       95,842
                                                                         2004       $14.701      $17.242       57,383
                                                                         2005       $17.242      $18.617       65,352
                                                                         2006       $18.617      $21.007      277,326
                                                                         2007       $21.007      $20.384      252,656
                                                                         2008       $20.384      $12.436      188,278
                                                                         2009       $12.436      $16.752      149,396
                                                                         2010       $16.752      $20.286      121,390
                                                                         2011       $20.286      $19.489      105,259
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.063            6
                                                                         2003       $10.063      $12.422       43,239
                                                                         2004       $12.422      $14.600       24,359
                                                                         2005       $14.600      $16.090       27,814
                                                                         2006       $16.090      $16.263       59,133
                                                                         2007       $16.263      $16.969       58,286
                                                                         2008       $16.969       $8.481       43,515
                                                                         2009        $8.481      $11.038       34,131
                                                                         2010       $11.038      $13.814       28,946
                                                                         2011       $13.814      $13.708       31,963
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                         2009       $10.000      $12.783      270,276
                                                                         2010       $12.783      $14.165      240,229
                                                                         2011       $14.165      $14.208      203,258
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                         2002       $10.000      $10.517        4,392
                                                                         2003       $10.517      $12.113      147,503
                                                                         2004       $12.113      $12.899      131,257
                                                                         2005       $12.899      $13.202      148,439
                                                                         2006       $13.202      $14.542      234,261
                                                                         2007       $14.542      $14.446      206,764
                                                                         2008       $14.446       $8.427      155,173
                                                                         2009        $8.427      $10.418      144,056
                                                                         2010       $10.418      $11.363      130,769
                                                                         2011       $11.363      $11.492      120,765

150 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2002       $10.000      $10.390            4
                                                      2003       $10.390      $12.464       31,401
                                                      2004       $12.464      $13.383       29,830
                                                      2005       $13.383      $14.089       40,883
                                                      2006       $14.089      $15.649      130,113
                                                      2007       $15.649      $15.851      142,847
                                                      2008       $15.851      $10.401      100,708
                                                      2009       $10.401      $13.839       89,383
                                                      2010       $13.839      $15.620       78,587
                                                      2011       $15.620      $15.308       65,430
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2002       $10.000       $9.726        1,736
                                                      2003        $9.726      $11.331       43,250
                                                      2004       $11.331      $11.945       54,726
                                                      2005       $11.945      $13.308       49,402
                                                      2006       $13.308      $13.462       40,028
                                                      2007       $13.462      $13.168       38,972
                                                      2008       $13.168      $10.746       31,865
                                                      2009       $10.746      $13.325       27,216
                                                      2010       $13.325      $13.436       27,103
                                                      2011       $13.436      $13.067       22,709
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2002       $10.000      $11.472            0
                                                      2003       $11.472      $14.093           14
                                                      2004       $14.093      $16.864        7,591
                                                      2005       $16.864      $18.020        6,607
                                                      2006       $18.020      $22.529       37,029
                                                      2007       $22.529      $26.590       34,126
                                                      2008       $26.590      $18.188       31,541
                                                      2009       $18.188      $19.216       25,166
                                                      2010       $19.216      $19.257       24,394
                                                      2011       $19.257      $17.927       21,215
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2002       $10.000      $10.800        3,560
                                                      2003       $10.800      $13.539      241,997
                                                      2004       $13.539      $14.804      172,124
                                                      2005       $14.804      $15.331      162,143
                                                      2006       $15.331      $17.489      266,435
                                                      2007       $17.489      $16.170      244,115
                                                      2008       $16.170       $9.755      223,397
                                                      2009        $9.755      $12.461      197,345
                                                      2010       $12.461      $14.027      162,734
                                                      2011       $14.027      $13.163      134,412

151 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                   2002       $10.000      $10.743           475
                                                   2003       $10.743      $13.378       120,256
                                                   2004       $13.378      $14.554        48,270
                                                   2005       $14.554      $14.766        57,946
                                                   2006       $14.766      $16.062       300,762
                                                   2007       $16.062      $16.246       292,179
                                                   2008       $16.246      $11.820       204,275
                                                   2009       $11.820      $17.470       183,498
                                                   2010       $17.470      $19.606       165,844
                                                   2011       $19.606      $19.634       140,532
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2002       $10.000      $10.187         5,609
                                                   2003       $10.187      $10.469       263,037
                                                   2004       $10.469      $10.759       201,668
                                                   2005       $10.759      $10.838       232,164
                                                   2006       $10.838      $11.149     1,001,618
                                                   2007       $11.149      $11.544     1,052,702
                                                   2008       $11.544       $8.642       754,881
                                                   2009        $8.642      $12.472       619,477
                                                   2010       $12.472      $13.486       546,039
                                                   2011       $13.486      $13.935       445,768
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2002       $10.000      $10.606           683
                                                   2003       $10.606      $13.416        57,398
                                                   2004       $13.416      $15.341        79,696
                                                   2005       $15.341      $16.939        90,776
                                                   2006       $16.939      $21.291       244,922
                                                   2007       $21.291      $22.704       205,176
                                                   2008       $22.704      $12.523       164,011
                                                   2009       $12.523      $15.359       145,629
                                                   2010       $15.359      $16.630       133,045
                                                   2011       $16.630      $13.595       120,706
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2002       $10.000      $10.409           302
                                                   2003       $10.409      $13.024        46,132
                                                   2004       $13.024      $14.437        19,447
                                                   2005       $14.437      $15.460        25,617
                                                   2006       $15.460      $17.334       114,672
                                                   2007       $17.334      $16.176        92,519
                                                   2008       $16.176       $9.623        61,381
                                                   2009        $9.623      $12.389        54,368
                                                   2010       $12.389      $13.889        51,133
                                                   2011       $13.889      $13.675        47,305

152 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub-Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                               2002       $10.000       $9.987         5,174
                                               2003        $9.987       $9.878       199,617
                                               2004        $9.878       $9.785        78,052
                                               2005        $9.785       $9.873       106,156
                                               2006        $9.873      $10.144     1,326,605
                                               2007       $10.144      $10.459     1,230,632
                                               2008       $10.459      $10.557     1,168,900
                                               2009       $10.557      $10.411     1,045,501
                                               2010       $10.411      $10.249       909,223
                                               2011       $10.249      $10.088       817,149
---------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                               2002       $10.000      $10.381             0
                                               2003       $10.381      $13.530        57,917
                                               2004       $13.530      $14.687        29,678
                                               2005       $14.687      $15.900        28,046
                                               2006       $15.900      $16.987        56,689
                                               2007       $16.987      $17.675        53,275
                                               2008       $17.675      $10.654        46,425
                                               2009       $10.654      $13.855        43,295
                                               2010       $13.855      $16.301        67,256
                                               2011       $16.301      $15.227        59,876
---------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                               2002       $10.000      $11.206         1,048
                                               2003       $11.206      $14.610        58,917
                                               2004       $14.610      $16.596        47,472
                                               2005       $16.596      $17.296        78,202
                                               2006       $17.296      $19.747       342,022
                                               2007       $19.747      $18.481       367,814
                                               2008       $18.481      $10.047       315,350
                                               2009       $10.047       $9.460             0
---------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                               2002       $10.000      $10.644            66
                                               2003       $10.644      $13.128        38,525
                                               2004       $13.128      $13.896        25,803
                                               2005       $13.896      $14.361        22,777
                                               2006       $14.361      $15.733        17,578
                                               2007       $15.733      $15.568        16,380
                                               2008       $15.568       $9.415        16,221
                                               2009        $9.415      $12.340        13,193
                                               2010       $12.340      $14.132        10,427
                                               2011       $14.132      $13.665         8,739

153 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                                   2002       $10.000      $10.374           66
                                                   2003       $10.374      $13.596       32,814
                                                   2004       $13.596      $15.869       37,929
                                                   2005       $15.869      $17.515       34,660
                                                   2006       $17.515      $18.177       43,154
                                                   2007       $18.177      $18.568       38,321
                                                   2008       $18.568       $9.950       30,685
                                                   2009        $9.950      $13.586       27,854
                                                   2010       $13.586      $15.526            0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2002       $10.000      $10.111        2,714
                                                   2003       $10.111      $12.429      204,603
                                                   2004       $12.429      $12.847      232,660
                                                   2005       $12.847      $13.363      220,448
                                                   2006       $13.363      $13.866      183,695
                                                   2007       $13.866      $14.398      171,556
                                                   2008       $14.398       $8.922      134,351
                                                   2009        $8.922      $14.390      120,884
                                                   2010       $14.390      $17.106      107,042
                                                   2011       $17.106      $13.830       95,187
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.062            0
                                                   2003       $11.062      $13.908       21,280
                                                   2004       $13.908      $15.067       16,192
                                                   2005       $15.067      $16.627       18,091
                                                   2006       $16.627      $18.131      100,034
                                                   2007       $18.131      $18.983       96,018
                                                   2008       $18.983      $15.882       83,252
                                                   2009       $15.882      $20.337       65,956
                                                   2010       $20.337      $21.963       62,028
                                                   2011       $21.963      $23.103       54,786
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.098       14,221
                                                   2005       $11.098      $12.230       27,462
                                                   2006       $12.230      $14.625      272,665
                                                   2007       $14.625      $15.798      294,419
                                                   2008       $15.798      $11.048      255,720
                                                   2009       $11.048      $14.086      226,866
                                                   2010       $14.086      $15.809      197,080
                                                   2011       $15.809      $16.967      161,094

154 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                       2004       $10.000      $10.763       24,252
                                                       2005       $10.763      $12.257       26,735
                                                       2006       $12.257      $12.558      173,605
                                                       2007       $12.558      $15.064      150,677
                                                       2008       $15.064       $7.532       80,186
                                                       2009        $7.532      $12.272       67,644
                                                       2010       $12.272      $14.838       58,516
                                                       2011       $14.838      $14.194       56,387
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2004       $10.000      $10.738        9,011
                                                       2005       $10.738      $12.203       10,641
                                                       2006       $12.203      $12.468      124,471
                                                       2007       $12.468      $14.926      106,403
                                                       2008       $14.926       $7.440       37,889
                                                       2009        $7.440      $12.092       26,990
                                                       2010       $12.092      $14.590       22,022
                                                       2011       $14.590      $13.922       21,100
-----------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                       2006       $10.000       $9.833       92,016
                                                       2007        $9.833      $11.864      215,863
                                                       2008       $11.864       $6.209      236,127
                                                       2009        $6.209       $9.616      186,191
                                                       2010        $9.616      $12.517      148,828
                                                       2011       $12.517      $11.434      133,416
-----------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.593       20,071
                                                       2004       $13.593      $15.912       19,130
                                                       2005       $15.912      $17.677       17,888
                                                       2006       $17.677      $19.456       35,605
                                                       2007       $19.456      $19.712       38,349
                                                       2008       $19.712      $11.554       27,627
                                                       2009       $11.554      $16.675       26,656
                                                       2010       $16.675      $20.768       27,188
                                                       2011       $20.768      $18.657       24,626

155 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.703        1,077
                                                     2003       $10.703      $14.547       58,906
                                                     2004       $14.547      $19.479       58,603
                                                     2005       $19.479      $22.382       68,172
                                                     2006       $22.382      $30.325      181,974
                                                     2007       $30.325      $24.686      156,400
                                                     2008       $24.686      $15.048      151,102
                                                     2009       $15.048      $19.028      125,186
                                                     2010       $19.028      $24.254      104,933
                                                     2011       $24.254      $25.221       92,839
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.895       66,137
                                                     2005        $9.895       $9.975      118,151
                                                     2006        $9.975      $10.226      302,731
                                                     2007       $10.226      $10.511      398,400
                                                     2008       $10.511      $10.529      314,797
                                                     2009       $10.529      $10.368            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

156 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
                                                            2011        $9.824       $9.313         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
                                                            2011       $10.638      $10.329         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.427         0
                                                            2007       $10.427      $11.179         0
                                                            2008       $11.179       $7.325         0
                                                            2009        $7.325       $9.182         0
                                                            2010        $9.182      $10.236         0
                                                            2011       $10.236       $9.858         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.436         0
                                                            2007       $10.436      $11.302         0
                                                            2008       $11.302       $6.813         0
                                                            2009        $6.813       $8.715         0
                                                            2010        $8.715       $9.849         0
                                                            2011        $9.849       $9.332         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.289         0
                                                            2007       $10.289      $10.624         0
                                                            2008       $10.624       $9.251         0
                                                            2009        $9.251      $10.341         0
                                                            2010       $10.341      $10.815         0
                                                            2011       $10.815      $10.693         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.686         0
                                                            2007        $9.686      $11.551         0
                                                            2008       $11.551       $6.220         0
                                                            2009        $6.220       $8.760         0
                                                            2010        $8.760      $10.230         0
                                                            2011       $10.230      $10.021         0

157 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.757           0
                                                               2007       $10.757      $11.031           0
                                                               2008       $11.031       $6.759           0
                                                               2009        $6.759       $8.325           0
                                                               2010        $8.325       $9.313           0
                                                               2011        $9.313       $9.244           0
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.818           0
                                                               2007        $9.818      $11.040           0
                                                               2008       $11.040       $6.501           0
                                                               2009        $6.501       $8.859           0
                                                               2010        $8.859      $11.107           0
                                                               2011       $11.107       $9.656           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.680      $13.292         794
                                                               2004       $13.292      $14.336       1,584
                                                               2005       $14.336      $14.472       1,014
                                                               2006       $14.472      $16.477         963
                                                               2007       $16.477      $15.469       1,185
                                                               2008       $15.469       $9.782       1,244
                                                               2009        $9.782      $12.072       1,094
                                                               2010       $12.072      $13.735       1,085
                                                               2011       $13.735      $13.716         400
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.171           0
                                                               2005       $11.171      $11.069           0
                                                               2006       $11.069      $12.763           0
                                                               2007       $12.763      $12.911           0
                                                               2008       $12.911       $8.856           0
                                                               2009        $8.856      $11.709           0
                                                               2010       $11.709      $12.865           0
                                                               2011       $12.865      $12.844           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.501           0
                                                               2005       $10.501      $10.349       7,469
                                                               2006       $10.349      $11.192       6,505
                                                               2007       $11.192      $11.592       6,371
                                                               2008       $11.592       $7.400       6,487
                                                               2009        $7.400       $9.361       6,662
                                                               2010        $9.361      $10.186       6,770
                                                               2011       $10.186       $9.783       7,683

158 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2003       $11.021      $14.453       5,633
                                                                  2004       $14.453      $17.440       5,461
                                                                  2005       $17.440      $18.498       5,412
                                                                  2006       $18.498      $21.102       4,871
                                                                  2007       $21.102      $20.084       4,745
                                                                  2008       $20.084      $13.117       4,658
                                                                  2009       $13.117      $16.520       4,515
                                                                  2010       $16.520      $20.655       3,165
                                                                  2011       $20.655      $19.385       3,074
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.801      $15.428           0
                                                                  2004       $15.428      $16.770           0
                                                                  2005       $16.770      $17.137           0
                                                                  2006       $17.137      $18.164           0
                                                                  2007       $18.164      $19.700           0
                                                                  2008       $19.700      $11.045           0
                                                                  2009       $11.045      $15.464           0
                                                                  2010       $15.464      $19.244           0
                                                                  2011       $19.244      $17.860           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.190           0
                                                                  2005       $10.190      $10.176           0
                                                                  2006       $10.176      $10.322           0
                                                                  2007       $10.322      $10.728           0
                                                                  2008       $10.728      $11.255           0
                                                                  2009       $11.255      $11.315           0
                                                                  2010       $11.315      $11.616           0
                                                                  2011       $11.616      $11.971           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.951           0
                                                                  2007       $10.951      $11.942         200
                                                                  2008       $11.942       $8.331         199
                                                                  2009        $8.331      $10.018         197
                                                                  2010       $10.018      $10.936         195
                                                                  2011       $10.936      $10.349         194
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.581      $12.591           0
                                                                  2004       $12.591      $13.829         404
                                                                  2005       $13.829      $14.909           0
                                                                  2006       $14.909      $17.211           0
                                                                  2007       $17.211      $17.364           0
                                                                  2008       $17.364      $10.648           0
                                                                  2009       $10.648      $13.088           0
                                                                  2010       $13.088      $14.191           0
                                                                  2011       $14.191      $13.694           0

159 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2003       $11.655      $16.748           0
                                                                 2004       $16.748      $20.367         274
                                                                 2005       $20.367      $25.309         241
                                                                 2006       $25.309      $31.613          34
                                                                 2007       $31.613      $39.694          98
                                                                 2008       $39.694      $18.304         169
                                                                 2009       $18.304      $30.806         157
                                                                 2010       $30.806      $35.323          92
                                                                 2011       $35.323      $28.983          91
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2003       $10.359      $13.497         785
                                                                 2004       $13.497      $15.599         785
                                                                 2005       $15.599      $16.759       3,619
                                                                 2006       $16.759      $19.847       3,197
                                                                 2007       $19.847      $22.342       3,034
                                                                 2008       $22.342      $12.988       3,180
                                                                 2009       $12.988      $17.356       3,016
                                                                 2010       $17.356      $18.347       2,985
                                                                 2011       $18.347      $15.988       3,679
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2003       $11.563      $12.792           0
                                                                 2004       $12.792      $14.312           0
                                                                 2005       $14.312      $13.526           0
                                                                 2006       $13.526      $14.875           0
                                                                 2007       $14.875      $16.099           0
                                                                 2008       $16.099      $16.672           0
                                                                 2009       $16.672      $19.294           0
                                                                 2010       $19.294      $21.533           0
                                                                 2011       $21.533      $20.815           0
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                                 2003        $9.909      $11.650      14,005
                                                                 2004       $11.650      $12.129      16,837
                                                                 2005       $12.129      $12.732      15,428
                                                                 2006       $12.732      $12.742      14,773
                                                                 2007       $12.742      $14.490      14,117
                                                                 2008       $14.490       $7.189      12,744
                                                                 2009        $7.189      $11.612      12,635
                                                                 2010       $11.612      $13.539       9,787
                                                                 2011       $13.539      $12.359       9,206

160 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.274           0
                                                               2005       $11.274      $11.446       2,787
                                                               2006       $11.446      $12.952       2,016
                                                               2007       $12.952      $12.334       2,145
                                                               2008       $12.334       $7.721       2,244
                                                               2009        $7.721       $9.667       2,369
                                                               2010        $9.667      $10.906       2,332
                                                               2011       $10.906      $10.411       2,320
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.900           0
                                                               2005       $10.900      $11.413           0
                                                               2006       $11.413      $12.530           0
                                                               2007       $12.530      $12.627           0
                                                               2008       $12.627       $9.520           0
                                                               2009        $9.520      $11.370       2,501
                                                               2010       $11.370      $12.421       2,466
                                                               2011       $12.421      $11.955       2,429
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2003       $10.757      $13.254       2,676
                                                               2004       $13.254      $14.749       2,467
                                                               2005       $14.749      $15.781       5,528
                                                               2006       $15.781      $17.848       4,770
                                                               2007       $17.848      $17.840       4,656
                                                               2008       $17.840      $11.792       4,541
                                                               2009       $11.792      $14.270       4,564
                                                               2010       $14.270      $15.612       4,380
                                                               2011       $15.612      $14.880       4,296
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                               2004       $10.000      $11.062       1,030
                                                               2005       $11.062      $11.986       1,030
                                                               2006       $11.986      $12.263       1,003
                                                               2007       $12.263      $14.061         955
                                                               2008       $14.061       $7.289         956
                                                               2009        $7.289      $11.114         956
                                                               2010       $11.114      $13.794         906
                                                               2011       $13.794      $12.192         852
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                               2004       $10.000      $11.237       1,038
                                                               2005       $11.237      $12.307       1,038
                                                               2006       $12.307      $14.486       1,011
                                                               2007       $14.486      $15.231         963
                                                               2008       $15.231       $8.719         963
                                                               2009        $8.719      $11.835         963
                                                               2010       $11.835      $14.108         913
                                                               2011       $14.108      $13.884         859

161 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2004       $10.000      $11.231           0
                                                                   2005       $11.231      $12.282           0
                                                                   2006       $12.282      $14.447           0
                                                                   2007       $14.447      $15.176         153
                                                                   2008       $15.176       $8.668         152
                                                                   2009        $8.668      $11.763         150
                                                                   2010       $11.763      $14.014         149
                                                                   2011       $14.014      $13.779         395
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                   2004       $10.000      $10.339           0
                                                                   2005       $10.339      $10.214       3,358
                                                                   2006       $10.214      $10.890       3,659
                                                                   2007       $10.890      $11.274       3,579
                                                                   2008       $11.274       $9.065       2,148
                                                                   2009        $9.065      $11.873       2,116
                                                                   2010       $11.873      $13.003       2,116
                                                                   2011       $13.003      $13.236       2,538
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                   2004       $10.000      $10.887           0
                                                                   2005       $10.887      $11.355           0
                                                                   2006       $11.355      $12.694           0
                                                                   2007       $12.694      $13.208           0
                                                                   2008       $13.208       $9.186           0
                                                                   2009        $9.186      $11.284           0
                                                                   2010       $11.284      $13.097           0
                                                                   2011       $13.097      $12.198           0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.871           0
                                                                   2005       $10.871      $10.946           0
                                                                   2006       $10.946      $12.518           0
                                                                   2007       $12.518      $12.624           0
                                                                   2008       $12.624       $7.826       1,062
                                                                   2009        $7.826       $9.073       1,183
                                                                   2010        $9.073      $10.388           0
                                                                   2011       $10.388       $9.513           0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.119           0
                                                                   2005       $11.119      $11.344           0
                                                                   2006       $11.344      $11.936           0
                                                                   2007       $11.936      $14.114           0
                                                                   2008       $14.114       $8.499           0
                                                                   2009        $8.499      $12.062           0
                                                                   2010       $12.062      $14.458           0
                                                                   2011       $14.458      $12.682           0

162 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.102           0
                                                              2005       $11.102      $11.716       4,347
                                                              2006       $11.716      $12.823       3,504
                                                              2007       $12.823      $12.574       3,802
                                                              2008       $12.574       $7.435       4,518
                                                              2009        $7.435       $9.180       4,598
                                                              2010        $9.180      $11.228       3,893
                                                              2011       $11.228      $10.510       3,962
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2003       $11.085      $12.997           0
                                                              2004       $12.997      $13.914         468
                                                              2005       $13.914      $14.067         468
                                                              2006       $14.067      $15.207         469
                                                              2007       $15.207      $15.343         460
                                                              2008       $15.343       $8.435           0
                                                              2009        $8.435      $10.002           0
                                                              2010       $10.002      $10.990           0
                                                              2011       $10.990      $10.758           0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.222           0
                                                              2004       $12.222      $12.707       1,319
                                                              2005       $12.707      $12.994       3,573
                                                              2006       $12.994      $13.644       3,427
                                                              2007       $13.644      $15.146       3,202
                                                              2008       $15.146       $8.025       4,955
                                                              2009        $8.025      $11.280       4,347
                                                              2010       $11.280      $12.005       3,381
                                                              2011       $12.005      $11.546       2,288
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.087           0
                                                              2005       $10.087      $10.066           0
                                                              2006       $10.066      $10.300           0
                                                              2007       $10.300      $10.453           0
                                                              2008       $10.453       $6.210           0
                                                              2009        $6.210       $6.603           0
                                                              2010        $6.603       $7.165           0
                                                              2011        $7.165       $7.541       2,486

163 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                  2003       $10.062      $14.128           0
                  2004       $14.128      $16.377           0
                  2005       $16.377      $18.216         152
                  2006       $18.216      $20.848         140
                  2007       $20.848      $21.563         138
                  2008       $21.563      $12.545         135
                  2009       $12.545      $17.047         144
                  2010       $17.047      $19.233         139
                  2011       $19.233      $17.156         142
----------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                  2003       $11.224      $12.046       4,565
                  2004       $12.046      $12.737       6,173
                  2005       $12.737      $12.729       7,837
                  2006       $12.729      $13.310       8,414
                  2007       $13.310      $14.217       7,968
                  2008       $14.217      $11.855       5,798
                  2009       $11.855      $13.688       5,757
                  2010       $13.688      $15.319       5,418
                  2011       $15.319      $15.035       4,336
----------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                  2003       $11.708      $12.861       3,096
                  2004       $12.861      $13.636       3,274
                  2005       $13.636      $13.564       3,612
                  2006       $13.564      $14.448       3,461
                  2007       $14.448      $14.020       3,340
                  2008       $14.020       $2.929       3,933
                  2009        $2.929       $3.597       3,566
                  2010        $3.597       $4.014       3,315
                  2011        $4.014       $3.814       2,063
----------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                  2003       $10.442      $12.540       2,031
                  2004       $12.540      $13.346       1,958
                  2005       $13.346      $13.761       8,119
                  2006       $13.761      $15.400       6,907
                  2007       $15.400      $15.638       6,790
                  2008       $15.638       $9.358       7,509
                  2009        $9.358      $11.680       7,613
                  2010       $11.680      $13.192       7,319
                  2011       $13.192      $12.823       7,522

164 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2003       $10.692      $14.554         715
                                                                         2004       $14.554      $16.914       1,046
                                                                         2005       $16.914      $18.096       2,028
                                                                         2006       $18.096      $20.234       1,714
                                                                         2007       $20.234      $19.452       1,740
                                                                         2008       $19.452      $11.759       2,077
                                                                         2009       $11.759      $15.695       1,980
                                                                         2010       $15.695      $18.833       1,634
                                                                         2011       $18.833      $17.927       1,610
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                         2003       $10.319      $12.298       4,939
                                                                         2004       $12.298      $14.322       4,736
                                                                         2005       $14.322      $15.640       4,663
                                                                         2006       $15.640      $15.664       4,465
                                                                         2007       $15.664      $16.193       4,277
                                                                         2008       $16.193       $8.019       3,927
                                                                         2009        $8.019      $10.342       3,895
                                                                         2010       $10.342      $12.824       2,865
                                                                         2011       $12.824      $12.610       2,702
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                         2009       $10.000      $11.976      13,127
                                                                         2010       $11.976      $13.150      10,689
                                                                         2011       $13.150      $13.070      10,121
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                         2003       $10.660      $11.992       1,563
                                                                         2004       $11.992      $12.654       1,561
                                                                         2005       $12.654      $12.833       2,112
                                                                         2006       $12.833      $14.006       1,869
                                                                         2007       $14.006      $13.786       1,731
                                                                         2008       $13.786       $7.968         833
                                                                         2009        $7.968       $9.761         530
                                                                         2010        $9.761      $10.548         271
                                                                         2011       $10.548      $10.571         268
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                         2003       $10.730      $12.339           0
                                                                         2004       $12.339      $13.128           0
                                                                         2005       $13.128      $13.695         750
                                                                         2006       $13.695      $15.072         736
                                                                         2007       $15.072      $15.127         726
                                                                         2008       $15.127       $9.835           0
                                                                         2009        $9.835      $12.966           0
                                                                         2010       $12.966      $14.501           0
                                                                         2011       $14.501      $14.081           0

165 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                     Number of
                                                          Accumulation Accumulation    Units
                                             For the Year  Unit Value   Unit Value  Outstanding
                                                Ending    at Beginning    at End      at End
Sub-Accounts                                 December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                 2003       $10.213      $11.218         116
                                                 2004       $11.218      $11.718          96
                                                 2005       $11.718      $12.935          80
                                                 2006       $12.935      $12.966          65
                                                 2007       $12.966      $12.566          53
                                                 2008       $12.566      $10.161          41
                                                 2009       $10.161      $12.484          22
                                                 2010       $12.484      $12.474           8
                                                 2011       $12.474      $12.020           8
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                 2003       $11.455      $13.971           0
                                                 2004       $13.971      $16.543           0
                                                 2005       $16.543      $17.516           0
                                                 2006       $17.516      $21.699           0
                                                 2007       $21.699      $25.376           0
                                                 2008       $25.376      $17.199           0
                                                 2009       $17.199      $18.004           0
                                                 2010       $18.004      $17.878           0
                                                 2011       $17.878      $16.491           0
-----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                 2003       $10.971      $13.404         263
                                                 2004       $13.404      $14.522         212
                                                 2005       $14.522      $14.902         179
                                                 2006       $14.902      $16.845         148
                                                 2007       $16.845      $15.431         132
                                                 2008       $15.431       $9.224         122
                                                 2009        $9.224      $11.675          81
                                                 2010       $11.675      $13.022          44
                                                 2011       $13.022      $12.109          44
-----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                 2003       $11.841      $13.245           0
                                                 2004       $13.245      $14.277         391
                                                 2005       $14.277      $14.353         397
                                                 2006       $14.353      $15.470         387
                                                 2007       $15.470      $15.504         405
                                                 2008       $15.504      $11.177       3,131
                                                 2009       $11.177      $16.368       2,981
                                                 2010       $16.368      $18.202       2,936
                                                 2011       $18.202      $18.061       2,789

166 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2003       $10.335      $10.364       1,290
                                                   2004       $10.364      $10.554       2,104
                                                   2005       $10.554      $10.535       7,068
                                                   2006       $10.535      $10.738       7,270
                                                   2007       $10.738      $11.016       7,160
                                                   2008       $11.016       $8.171       4,637
                                                   2009        $8.171      $11.686       4,048
                                                   2010       $11.686      $12.520       3,996
                                                   2011       $12.520      $12.819       4,112
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.554      $13.282      15,292
                                                   2004       $13.282      $15.049       8,870
                                                   2005       $15.049      $16.465       8,551
                                                   2006       $16.465      $20.507       8,194
                                                   2007       $20.507      $21.667       7,989
                                                   2008       $21.667      $11.841       7,104
                                                   2009       $11.841      $14.390       7,057
                                                   2010       $14.390      $15.439       4,119
                                                   2011       $15.439      $12.505       3,937
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.670      $12.894           0
                                                   2004       $12.894      $14.163           0
                                                   2005       $14.163      $15.027           0
                                                   2006       $15.027      $16.696           0
                                                   2007       $16.696      $15.437           0
                                                   2008       $15.437       $9.099           0
                                                   2009        $9.099      $11.607           0
                                                   2010       $11.607      $12.894           0
                                                   2011       $12.894      $12.579           0
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2003        $9.917       $9.779       1,411
                                                   2004        $9.779       $9.598       3,015
                                                   2005        $9.598       $9.597       8,670
                                                   2006        $9.597       $9.770       9,762
                                                   2007        $9.770       $9.981       9,632
                                                   2008        $9.981       $9.982       4,607
                                                   2009        $9.982       $9.754       7,609
                                                   2010        $9.754       $9.515       7,675
                                                   2011        $9.515       $9.279       7,027

167 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub-Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                               2003       $10.957      $13.395           0
                                               2004       $13.395      $14.408           0
                                               2005       $14.408      $15.456           0
                                               2006       $15.456      $16.362           0
                                               2007       $16.362      $16.868           0
                                               2008       $16.868      $10.074           0
                                               2009       $10.074      $12.980           0
                                               2010       $12.980      $15.133           0
                                               2011       $15.133      $14.007           0
---------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                               2003       $11.298      $14.464      12,046
                                               2004       $14.464      $16.280      13,910
                                               2005       $16.280      $16.812      15,326
                                               2006       $16.812      $19.020      14,500
                                               2007       $19.020      $17.637      14,265
                                               2008       $17.637       $9.500      13,254
                                               2009        $9.500       $8.935           0
---------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                               2003       $10.819      $12.997           0
                                               2004       $12.997      $13.632           0
                                               2005       $13.632      $13.960           0
                                               2006       $13.960      $15.153           0
                                               2007       $15.153      $14.856           0
                                               2008       $14.856       $8.902           0
                                               2009        $8.902      $11.561           0
                                               2010       $11.561      $13.120           0
                                               2011       $13.120      $12.570           0
---------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                               2003       $10.776      $13.460           0
                                               2004       $13.460      $15.567           0
                                               2005       $15.567      $17.025           0
                                               2006       $17.025      $17.507           0
                                               2007       $17.507      $17.719           0
                                               2008       $17.719       $9.408           0
                                               2009        $9.408      $12.729           0
                                               2010       $12.729      $14.449           0
---------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                               2003       $10.557      $12.305         813
                                               2004       $12.305      $12.603         915
                                               2005       $12.603      $12.989           0
                                               2006       $12.989      $13.355           0
                                               2007       $13.355      $13.740           0
                                               2008       $13.740       $8.436           0
                                               2009        $8.436      $13.482           0
                                               2010       $13.482      $15.881           0
                                               2011       $15.881      $12.722           0

168 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                       2003       $12.265      $13.770           0
                                                       2004       $13.770      $14.780           0
                                                       2005       $14.780      $16.162           0
                                                       2006       $16.162      $17.464           0
                                                       2007       $17.464      $18.115           0
                                                       2008       $18.115      $15.018           0
                                                       2009       $15.018      $19.054           0
                                                       2010       $19.054      $20.390           0
                                                       2011       $20.390      $21.252           0
-----------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                       2003       $10.000      $10.000           0
                                                       2004       $10.000      $10.996           0
                                                       2005       $10.996      $12.007           0
                                                       2006       $12.007      $14.228           0
                                                       2007       $14.228      $15.228         159
                                                       2008       $15.228      $10.551         157
                                                       2009       $10.551      $13.331         156
                                                       2010       $13.331      $14.825         154
                                                       2011       $14.825      $15.765         153
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                       2004       $10.000      $10.697       3,557
                                                       2005       $10.697      $12.071       3,407
                                                       2006       $12.071      $12.254       3,405
                                                       2007       $12.254      $14.565       3,141
                                                       2008       $14.565       $7.216       3,594
                                                       2009        $7.216      $11.649       2,973
                                                       2010       $11.649      $13.956       2,840
                                                       2011       $13.956      $13.229       1,648
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2004       $10.000      $10.672           0
                                                       2005       $10.672      $12.018           0
                                                       2006       $12.018      $12.166           0
                                                       2007       $12.166      $14.432           0
                                                       2008       $14.432       $7.127           0
                                                       2009        $7.127      $11.478           0
                                                       2010       $11.478      $13.723           0
                                                       2011       $13.723      $12.975           0

169 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                  2006       $10.000       $9.772           0
                  2007        $9.772      $11.682           0
                  2008       $11.682       $6.058           0
                  2009        $6.058       $9.296           0
                  2010        $9.296      $11.990           0
                  2011       $11.990      $10.853         314
----------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                  2003       $10.000      $13.510           0
                  2004       $13.510      $15.670           0
                  2005       $15.670      $17.250           0
                  2006       $17.250      $18.813           0
                  2007       $18.813      $18.885           0
                  2008       $18.885      $10.968           0
                  2009       $10.968      $15.684           0
                  2010       $15.684      $19.355           0
                  2011       $19.355      $17.229           0
----------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                  2003       $11.357      $14.402       2,467
                  2004       $14.402      $19.109       2,258
                  2005       $19.109      $21.756       2,395
                  2006       $21.756      $29.208       2,198
                  2007       $29.208      $23.558       2,284
                  2008       $23.558      $14.228       1,464
                  2009       $14.228      $17.827       1,466
                  2010       $17.827      $22.516       1,397
                  2011       $22.516      $23.200       1,316
----------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                  2003       $10.000      $10.000           0
                  2004       $10.000       $9.805           0
                  2005        $9.805       $9.793           0
                  2006        $9.793       $9.948           0
                  2007        $9.948      $10.132           0
                  2008       $10.132      $10.056       4,793
                  2009       $10.056       $9.815           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

170 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.270       58,931
                                                            2007       $10.270      $11.854      205,386
                                                            2008       $11.854       $6.685      199,825
                                                            2009        $6.685       $8.913      180,795
                                                            2010        $8.913      $10.256      164,209
                                                            2011       $10.256       $9.812      144,054
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.462       22,865
                                                            2007       $10.462      $11.161       49,421
                                                            2008       $11.161       $8.219       88,629
                                                            2009        $8.219      $10.026       71,540
                                                            2010       $10.026      $11.105       60,223
                                                            2011       $11.105      $10.882       59,897
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.491            0
                                                            2007       $10.491      $11.353            0
                                                            2008       $11.353       $7.507        8,967
                                                            2009        $7.507       $9.497        8,524
                                                            2010        $9.497      $10.686        9,013
                                                            2011       $10.686      $10.385        8,631
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.500        4,936
                                                            2007       $10.500      $11.477        3,177
                                                            2008       $11.477       $6.983        1,002
                                                            2009        $6.983       $9.015          607
                                                            2010        $9.015      $10.281          603
                                                            2011       $10.281       $9.832          601
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.352        2,423
                                                            2007       $10.352      $10.789        4,787
                                                            2008       $10.789       $9.481        6,169
                                                            2009        $9.481      $10.696       10,903
                                                            2010       $10.696      $11.290       10,351
                                                            2011       $11.290      $11.265        9,775
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.746            0
                                                            2007        $9.746      $11.730        1,813
                                                            2008       $11.730       $6.375        1,340
                                                            2009        $6.375       $9.061        1,008
                                                            2010        $9.061      $10.680           99
                                                            2011       $10.680      $10.557           96

171 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.824       22,952
                                                               2007       $10.824      $11.203       55,881
                                                               2008       $11.203       $6.928       58,510
                                                               2009        $6.928       $8.611       60,521
                                                               2010        $8.611       $9.722       58,553
                                                               2011        $9.722       $9.738       57,984
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.879        9,989
                                                               2007        $9.879      $11.212       38,987
                                                               2008       $11.212       $6.663       39,134
                                                               2009        $6.663       $9.164       36,579
                                                               2010        $9.164      $11.595       34,385
                                                               2011       $11.595      $10.173       30,938
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.853        1,895
                                                               2003       $10.853      $13.425       31,028
                                                               2004       $13.425      $14.614       68,823
                                                               2005       $14.614      $14.888       79,315
                                                               2006       $14.888      $17.107       84,562
                                                               2007       $17.107      $16.210       90,229
                                                               2008       $16.210      $10.345       80,421
                                                               2009       $10.345      $12.884       72,551
                                                               2010       $12.884      $14.795       53,880
                                                               2011       $14.795      $14.910       37,462
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.240       22,636
                                                               2005       $11.240      $11.240      258,448
                                                               2006       $11.240      $13.079      488,323
                                                               2007       $13.079      $13.354      651,119
                                                               2008       $13.354       $9.244      569,671
                                                               2009        $9.244      $12.335      496,401
                                                               2010       $12.335      $13.677      413,030
                                                               2011       $13.677      $13.781      278,944
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.525        1,153
                                                               2005       $10.525      $10.468      106,672
                                                               2006       $10.468      $11.425      209,179
                                                               2007       $11.425      $11.943      242,913
                                                               2008       $11.943       $7.695      220,904
                                                               2009        $7.695       $9.824      190,232
                                                               2010        $9.824      $10.788      161,248
                                                               2011       $10.788      $10.457      119,551

172 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.228            0
                                                                  2003       $11.228      $14.599       17,710
                                                                  2004       $14.599      $17.778       32,091
                                                                  2005       $17.778      $19.031       56,409
                                                                  2006       $19.031      $21.909       67,453
                                                                  2007       $21.909      $21.046       74,742
                                                                  2008       $21.046      $13.873       68,129
                                                                  2009       $13.873      $17.632       59,102
                                                                  2010       $17.632      $22.249       49,377
                                                                  2011       $22.249      $21.073       40,278
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.538            0
                                                                  2003       $11.538      $15.583        2,120
                                                                  2004       $15.583      $17.095        1,457
                                                                  2005       $17.095      $17.630        1,685
                                                                  2006       $17.630      $18.858        1,833
                                                                  2007       $18.858      $20.643        1,745
                                                                  2008       $20.643      $11.681        1,870
                                                                  2009       $11.681      $16.505        1,956
                                                                  2010       $16.505      $20.730        1,713
                                                                  2011       $20.730      $19.415        1,657
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.253        4,788
                                                                  2005       $10.253      $10.333       36,809
                                                                  2006       $10.333      $10.577       69,659
                                                                  2007       $10.577      $11.096       71,356
                                                                  2008       $11.096      $11.748       84,106
                                                                  2009       $11.748      $11.919      121,665
                                                                  2010       $11.919      $12.350      100,956
                                                                  2011       $12.350      $12.844       80,072
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.019       28,256
                                                                  2007       $11.019      $12.127      139,069
                                                                  2008       $12.127       $8.538      142,841
                                                                  2009        $8.538      $10.362      133,223
                                                                  2010       $10.362      $11.417      120,659
                                                                  2011       $11.417      $10.903       93,404
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.327            0
                                                                  2003       $10.327      $12.718       51,247
                                                                  2004       $12.718      $14.097       89,468
                                                                  2005       $14.097      $15.338      195,874
                                                                  2006       $15.338      $17.869      248,012
                                                                  2007       $17.869      $18.195      286,267
                                                                  2008       $18.195      $11.261      235,403
                                                                  2009       $11.261      $13.969      193,701
                                                                  2010       $13.969      $15.286      159,607
                                                                  2011       $15.286      $14.886      113,515

173 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $11.236            0
                                                                 2003       $11.236      $16.917        4,338
                                                                 2004       $16.917      $20.762       10,936
                                                                 2005       $20.762      $26.037       24,121
                                                                 2006       $26.037      $32.822       33,128
                                                                 2007       $32.822      $41.594       21,398
                                                                 2008       $41.594      $19.358       21,909
                                                                 2009       $19.358      $32.879       20,227
                                                                 2010       $32.879      $38.048       17,301
                                                                 2011       $38.048      $31.506       14,612
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.477            0
                                                                 2003       $10.477      $13.633       10,738
                                                                 2004       $13.633      $15.902       24,545
                                                                 2005       $15.902      $17.241      131,380
                                                                 2006       $17.241      $20.606      214,900
                                                                 2007       $20.606      $23.411      229,814
                                                                 2008       $23.411      $13.736      198,347
                                                                 2009       $13.736      $18.525      163,288
                                                                 2010       $18.525      $19.763      133,918
                                                                 2011       $19.763      $17.381      105,338
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.723        1,921
                                                                 2003       $10.723      $12.920        1,995
                                                                 2004       $12.920      $14.589        2,561
                                                                 2005       $14.589      $13.916        2,729
                                                                 2006       $13.916      $15.444        2,751
                                                                 2007       $15.444      $16.870        2,584
                                                                 2008       $16.870      $17.632        1,829
                                                                 2009       $17.632      $20.593        2,009
                                                                 2010       $20.593      $23.194           69
                                                                 2011       $23.194      $22.627            0
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                                 2002       $10.000       $9.412            0
                                                                 2003        $9.412      $11.767        4,800
                                                                 2004       $11.767      $12.365       16,427
                                                                 2005       $12.365      $13.098       35,171
                                                                 2006       $13.098      $13.229       43,766
                                                                 2007       $13.229      $15.184       46,533
                                                                 2008       $15.184       $7.603       41,011
                                                                 2009        $7.603      $12.394       33,167
                                                                 2010       $12.394      $14.584       24,429
                                                                 2011       $14.584      $13.435       17,815

174 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.343       29,089
                                                               2005       $11.343      $11.622      104,771
                                                               2006       $11.622      $13.273      162,673
                                                               2007       $13.273      $12.757      166,026
                                                               2008       $12.757       $8.059      133,110
                                                               2009        $8.059      $10.184      123,616
                                                               2010       $10.184      $11.596       99,310
                                                               2011       $11.596      $11.171       80,657
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.967       40,892
                                                               2005       $10.967      $11.589       82,180
                                                               2006       $11.589      $12.840      139,142
                                                               2007       $12.840      $13.060      160,968
                                                               2008       $13.060       $9.937      149,835
                                                               2009        $9.937      $11.978      125,212
                                                               2010       $11.978      $13.206      104,510
                                                               2011       $13.206      $12.827       91,610
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2002       $10.000      $10.655            0
                                                               2003       $10.655      $13.388       16,041
                                                               2004       $13.388      $15.035       55,062
                                                               2005       $15.035      $16.235       97,713
                                                               2006       $16.235      $18.530      121,276
                                                               2007       $18.530      $18.694      125,665
                                                               2008       $18.694      $12.471      111,525
                                                               2009       $12.471      $15.231       92,694
                                                               2010       $15.231      $16.817       72,582
                                                               2011       $16.817      $16.176       63,083
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                               2004       $10.000      $11.130        5,000
                                                               2005       $11.130      $12.171        9,550
                                                               2006       $12.171      $12.567        7,898
                                                               2007       $12.567      $14.543        7,549
                                                               2008       $14.543       $7.609        6,352
                                                               2009        $7.609      $11.709        5,887
                                                               2010       $11.709      $14.665        5,666
                                                               2011       $14.665      $13.082        4,466
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                               2004       $10.000      $11.306       17,454
                                                               2005       $11.306      $12.497       18,097
                                                               2006       $12.497      $14.844       17,725
                                                               2007       $14.844      $15.753       14,683
                                                               2008       $15.753       $9.101       13,906
                                                               2009        $9.101      $12.468       12,012
                                                               2010       $12.468      $14.999        6,277
                                                               2011       $14.999      $14.897        2,052

175 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2004       $10.000      $11.300       18,683
                                                                   2005       $11.300      $12.472       23,225
                                                                   2006       $12.472      $14.805       40,335
                                                                   2007       $14.805      $15.697       53,940
                                                                   2008       $15.697       $9.049       55,316
                                                                   2009        $9.049      $12.392       47,020
                                                                   2010       $12.392      $14.900       38,572
                                                                   2011       $14.900      $14.785       36,190
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                   2004       $10.000      $10.363        1,954
                                                                   2005       $10.363      $10.332       64,927
                                                                   2006       $10.332      $11.116      124,486
                                                                   2007       $11.116      $11.615      173,757
                                                                   2008       $11.615       $9.426      146,403
                                                                   2009        $9.426      $12.459      128,757
                                                                   2010       $12.459      $13.771      104,848
                                                                   2011       $13.771      $14.147       71,472
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                   2004       $10.000      $10.912        2,680
                                                                   2005       $10.912      $11.485       19,434
                                                                   2006       $11.485      $12.958       33,197
                                                                   2007       $12.958      $13.608       39,496
                                                                   2008       $13.608       $9.552       35,683
                                                                   2009        $9.552      $11.842       30,990
                                                                   2010       $11.842      $13.871       23,559
                                                                   2011       $13.871      $13.038       21,416
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.896        7,786
                                                                   2005       $10.896      $11.072       66,461
                                                                   2006       $11.072      $12.778       96,277
                                                                   2007       $12.778      $13.006      122,166
                                                                   2008       $13.006       $8.137      105,589
                                                                   2009        $8.137       $9.521       96,028
                                                                   2010        $9.521      $11.001       85,295
                                                                   2011       $11.001      $10.169       58,576
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.144           86
                                                                   2005       $11.144      $11.475        6,838
                                                                   2006       $11.475      $12.184       31,720
                                                                   2007       $12.184      $14.541       42,332
                                                                   2008       $14.541       $8.837       39,901
                                                                   2009        $8.837      $12.658       28,179
                                                                   2010       $12.658      $15.312       21,998
                                                                   2011       $15.312      $13.555       21,588

176 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.127        2,907
                                                              2005       $11.127      $11.851       88,785
                                                              2006       $11.851      $13.090      113,220
                                                              2007       $13.090      $12.955      133,809
                                                              2008       $12.955       $7.732      127,162
                                                              2009        $7.732       $9.634      110,093
                                                              2010        $9.634      $11.892       92,273
                                                              2011       $11.892      $11.233       51,683
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.699            0
                                                              2003       $10.699      $13.128       14,806
                                                              2004       $13.128      $14.184       25,039
                                                              2005       $14.184      $14.472       40,359
                                                              2006       $14.472      $15.789       46,580
                                                              2007       $15.789      $16.078       45,964
                                                              2008       $16.078       $8.921       44,678
                                                              2009        $8.921      $10.676       41,279
                                                              2010       $10.676      $11.838       34,820
                                                              2011       $11.838      $11.695       23,779
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.298       16,293
                                                              2004       $12.298      $12.903       62,821
                                                              2005       $12.903      $13.316      119,313
                                                              2006       $13.316      $14.111      148,739
                                                              2007       $14.111      $15.810      121,790
                                                              2008       $15.810       $8.454      106,556
                                                              2009        $8.454      $11.993       82,580
                                                              2010       $11.993      $12.881       68,853
                                                              2011       $12.881      $12.503       48,137
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.110        1,900
                                                              2005       $10.110      $10.182       19,950
                                                              2006       $10.182      $10.515      131,838
                                                              2007       $10.515      $10.770      250,642
                                                              2008       $10.770       $6.457      255,607
                                                              2009        $6.457       $6.929      257,461
                                                              2010        $6.929       $7.589      213,012
                                                              2011        $7.589       $8.060      164,661

177 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.150            0
                                                                 2003       $10.150      $14.270        4,146
                                                                 2004       $14.270      $16.695       18,071
                                                                 2005       $16.695      $18.740       21,315
                                                                 2006       $18.740      $21.645       21,514
                                                                 2007       $21.645      $22.595       24,156
                                                                 2008       $22.595      $13.267       18,696
                                                                 2009       $13.267      $18.195       15,856
                                                                 2010       $18.195      $20.717       12,923
                                                                 2011       $20.717      $18.650        8,843
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.553        1,928
                                                                 2003       $10.553      $12.168       41,097
                                                                 2004       $12.168      $12.984       77,772
                                                                 2005       $12.984      $13.095      191,974
                                                                 2006       $13.095      $13.820      247,776
                                                                 2007       $13.820      $14.898      297,150
                                                                 2008       $14.898      $12.537      258,453
                                                                 2009       $12.537      $14.609      243,833
                                                                 2010       $14.609      $16.501      174,038
                                                                 2011       $16.501      $16.344      135,197
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.663            0
                                                                 2003       $10.663      $12.991           12
                                                                 2004       $12.991      $13.901       41,186
                                                                 2005       $13.901      $13.955       48,901
                                                                 2006       $13.955      $15.000       61,033
                                                                 2007       $15.000      $14.691       66,322
                                                                 2008       $14.691       $3.098       87,042
                                                                 2009        $3.098       $3.840       70,920
                                                                 2010        $3.840       $4.324       59,676
                                                                 2011        $4.324       $4.147       47,869
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.179        1,945
                                                                 2003       $10.179      $12.666       26,782
                                                                 2004       $12.666      $13.604       59,125
                                                                 2005       $13.604      $14.157      140,753
                                                                 2006       $14.157      $15.989      202,184
                                                                 2007       $15.989      $16.387      197,820
                                                                 2008       $16.387       $9.897      190,381
                                                                 2009        $9.897      $12.466      166,920
                                                                 2010       $12.466      $14.210      137,070
                                                                 2011       $14.210      $13.940      103,909

178 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2002       $10.000      $10.356           0
                                                                         2003       $10.356      $14.701      14,941
                                                                         2004       $14.701      $17.242      25,485
                                                                         2005       $17.242      $18.617      41,748
                                                                         2006       $18.617      $21.007      54,905
                                                                         2007       $21.007      $20.384      54,188
                                                                         2008       $20.384      $12.436      48,848
                                                                         2009       $12.436      $16.752      41,773
                                                                         2010       $16.752      $20.286      30,478
                                                                         2011       $20.286      $19.489      25,911
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.063           0
                                                                         2003       $10.063      $12.422       8,483
                                                                         2004       $12.422      $14.600      22,403
                                                                         2005       $14.600      $16.090      30,987
                                                                         2006       $16.090      $16.263      40,565
                                                                         2007       $16.263      $16.969      36,754
                                                                         2008       $16.969       $8.481      36,514
                                                                         2009        $8.481      $11.038      33,983
                                                                         2010       $11.038      $13.814      19,366
                                                                         2011       $13.814      $13.708      11,821
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                         2009       $10.000      $12.783      79,948
                                                                         2010       $12.783      $14.165      69,708
                                                                         2011       $14.165      $14.208      54,645
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                         2002       $10.000      $10.517           0
                                                                         2003       $10.517      $12.113      24,540
                                                                         2004       $12.113      $12.899      64,309
                                                                         2005       $12.899      $13.202      58,344
                                                                         2006       $13.202      $14.542      72,048
                                                                         2007       $14.542      $14.446      67,765
                                                                         2008       $14.446       $8.427      38,767
                                                                         2009        $8.427      $10.418      33,425
                                                                         2010       $10.418      $11.363      29,228
                                                                         2011       $11.363      $11.492      23,376

179 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2002       $10.000      $10.390           0
                                                      2003       $10.390      $12.464       8,988
                                                      2004       $12.464      $13.383      14,779
                                                      2005       $13.383      $14.089      22,697
                                                      2006       $14.089      $15.649      33,202
                                                      2007       $15.649      $15.851      29,202
                                                      2008       $15.851      $10.401      22,083
                                                      2009       $10.401      $13.839      20,871
                                                      2010       $13.839      $15.620      20,539
                                                      2011       $15.620      $15.308      17,521
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2002       $10.000       $9.726           0
                                                      2003        $9.726      $11.331         978
                                                      2004       $11.331      $11.945       1,958
                                                      2005       $11.945      $13.308       2,147
                                                      2006       $13.308      $13.462       2,250
                                                      2007       $13.462      $13.168       2,107
                                                      2008       $13.168      $10.746       1,552
                                                      2009       $10.746      $13.325         398
                                                      2010       $13.325      $13.436         377
                                                      2011       $13.436      $13.067       2,043
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2002       $10.000      $11.472           0
                                                      2003       $11.472      $14.093       2,112
                                                      2004       $14.093      $16.864       5,170
                                                      2005       $16.864      $18.020       5,057
                                                      2006       $18.020      $22.529       4,787
                                                      2007       $22.529      $26.590       2,885
                                                      2008       $26.590      $18.188       2,084
                                                      2009       $18.188      $19.216       2,203
                                                      2010       $19.216      $19.257       2,334
                                                      2011       $19.257      $17.927       1,810
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2002       $10.000      $10.800           0
                                                      2003       $10.800      $14.093       2,112
                                                      2004       $14.093      $14.804      49,986
                                                      2005       $14.804      $15.331      53,041
                                                      2006       $15.331      $17.489      51,557
                                                      2007       $17.489      $16.170      56,846
                                                      2008       $16.170       $9.755      35,860
                                                      2009        $9.755      $12.461      31,367
                                                      2010       $12.461      $14.027      24,921
                                                      2011       $14.027      $13.163      19,371

180 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                   2002       $10.000      $10.743            0
                                                   2003       $10.743      $13.378       20,709
                                                   2004       $13.378      $14.554       39,241
                                                   2005       $14.554      $14.766       58,158
                                                   2006       $14.766      $16.062       84,296
                                                   2007       $16.062      $16.246       90,170
                                                   2008       $16.246      $11.820       71,506
                                                   2009       $11.820      $17.470       63,317
                                                   2010       $17.470      $19.606       48,193
                                                   2011       $19.606      $19.634       35,571
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2002       $10.000      $10.187            0
                                                   2003       $10.187      $10.469       33,742
                                                   2004       $10.469      $10.759       65,425
                                                   2005       $10.759      $10.838      153,673
                                                   2006       $10.838      $11.149      278,298
                                                   2007       $11.149      $11.544      316,107
                                                   2008       $11.544       $8.642      257,346
                                                   2009        $8.642      $12.472      195,766
                                                   2010       $12.472      $13.486      163,032
                                                   2011       $13.486      $13.935      120,780
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2002       $10.000      $10.606            0
                                                   2003       $10.606      $13.416       16,560
                                                   2004       $13.416      $15.341       23,536
                                                   2005       $15.341      $16.939       34,205
                                                   2006       $16.939      $21.291       56,149
                                                   2007       $21.291      $22.704       67,587
                                                   2008       $22.704      $12.523       61,723
                                                   2009       $12.523      $15.359       57,600
                                                   2010       $15.359      $16.630       54,173
                                                   2011       $16.630      $13.595       44,970
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2002       $10.000      $10.409            0
                                                   2003       $10.409      $13.024        4,222
                                                   2004       $13.024      $14.437        5,134
                                                   2005       $14.437      $15.460       14,206
                                                   2006       $15.460      $17.334       28,439
                                                   2007       $17.334      $16.176       33,309
                                                   2008       $16.176       $9.623       21,458
                                                   2009        $9.623      $12.389       19,349
                                                   2010       $12.389      $13.889       16,051
                                                   2011       $13.889      $13.675        9,056

181 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub-Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                               2002       $10.000       $9.987            0
                                               2003        $9.987       $9.878        3,503
                                               2004        $9.878       $9.785       25,745
                                               2005        $9.785       $9.873      132,095
                                               2006        $9.873      $10.144      212,468
                                               2007       $10.144      $10.459      333,114
                                               2008       $10.459      $10.557      236,819
                                               2009       $10.557      $10.411      245,324
                                               2010       $10.411      $10.249      247,881
                                               2011       $10.249      $10.088      165,490
---------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                               2002       $10.000      $10.381            0
                                               2003       $10.381      $13.530        4,646
                                               2004       $13.530      $14.687        4,607
                                               2005       $14.687      $15.900        4,534
                                               2006       $15.900      $16.987        4,578
                                               2007       $16.987      $17.675        3,706
                                               2008       $17.675      $10.654        1,418
                                               2009       $10.654      $13.855          482
                                               2010       $13.855      $16.301        4,562
                                               2011       $16.301      $15.227        2,694
---------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                               2002       $10.000      $11.206            0
                                               2003       $11.206      $14.610        3,413
                                               2004       $14.610      $16.596        9,332
                                               2005       $16.596      $17.296       52,908
                                               2006       $17.296      $19.747       83,473
                                               2007       $19.747      $18.481       99,643
                                               2008       $18.481      $10.047       92,634
                                               2009       $10.047       $9.460            0
---------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                               2002       $10.000      $10.644            0
                                               2003       $10.644      $13.128        2,239
                                               2004       $13.128      $13.896        4,387
                                               2005       $13.896      $14.361        4,597
                                               2006       $14.361      $15.733        4,443
                                               2007       $15.733      $15.568        3,226
                                               2008       $15.568       $9.415        2,745
                                               2009        $9.415      $12.340        1,662
                                               2010       $12.340      $14.132        1,628
                                               2011       $14.132      $13.665          378

182 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                                   2002       $10.000      $10.374            0
                                                   2003       $10.374      $13.596        9,417
                                                   2004       $13.596      $15.869       15,619
                                                   2005       $15.869      $17.515       12,925
                                                   2006       $17.515      $18.177        9,150
                                                   2007       $18.177      $18.568        7,663
                                                   2008       $18.568       $9.950        6,265
                                                   2009        $9.950      $13.586        5,142
                                                   2010       $13.586      $15.526            0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2002       $10.000      $10.111            0
                                                   2003       $10.111      $12.429       44,440
                                                   2004       $12.429      $12.847       54,946
                                                   2005       $12.847      $13.363       71,627
                                                   2006       $13.363      $13.866       70,383
                                                   2007       $13.866      $14.398       64,271
                                                   2008       $14.398       $8.922       51,527
                                                   2009        $8.922      $14.390       44,697
                                                   2010       $14.390      $17.106       37,002
                                                   2011       $17.106      $13.830       26,322
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.062            0
                                                   2003       $11.062      $13.908        2,511
                                                   2004       $13.908      $15.067        7,583
                                                   2005       $15.067      $16.627       20,297
                                                   2006       $16.627      $18.131       24,735
                                                   2007       $18.131      $18.983       25,013
                                                   2008       $18.983      $15.882       22,345
                                                   2009       $15.882      $20.337       22,960
                                                   2010       $20.337      $21.963       19,235
                                                   2011       $21.963      $23.103       12,529
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.098       20,294
                                                   2005       $11.098      $12.230       67,795
                                                   2006       $12.230      $14.625      126,365
                                                   2007       $14.625      $15.798      126,897
                                                   2008       $15.798      $11.048      108,420
                                                   2009       $11.048      $14.086       97,432
                                                   2010       $14.086      $15.809       84,098
                                                   2011       $15.809      $16.967       69,786

183 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS I
                                                                 2004       $10.000      $10.763       7,291
                                                                 2005       $10.763      $12.257       6,860
                                                                 2006       $12.257      $12.558       5,209
                                                                 2007       $12.558      $15.064       4,795
                                                                 2008       $15.064       $7.532       3,861
                                                                 2009        $7.532      $12.272       3,428
                                                                 2010       $12.272      $14.838       2,323
                                                                 2011       $14.838      $14.194       2,202
---------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS II
                                                                 2004       $10.000      $10.738       4,141
                                                                 2005       $10.738      $12.203       5,702
                                                                 2006       $12.203      $12.468       8,295
                                                                 2007       $12.468      $14.926       8,181
                                                                 2008       $14.926       $7.440       8,649
                                                                 2009        $7.440      $12.092       5,348
                                                                 2010       $12.092      $14.590       5,199
                                                                 2011       $14.590      $13.922       2,023
---------------------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                                 2006       $10.000       $9.833      33,087
                                                                 2007        $9.833      $11.864      55,991
                                                                 2008       $11.864       $6.209      61,786
                                                                 2009        $6.209       $9.616      51,479
                                                                 2010        $9.616      $12.517      33,210
                                                                 2011       $12.517      $11.434      25,338
---------------------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                                 2003       $10.000      $13.593       1,742
                                                                 2004       $13.593      $15.912       8,905
                                                                 2005       $15.912      $17.677      12,996
                                                                 2006       $17.677      $19.456      11,922
                                                                 2007       $19.456      $19.712       9,527
                                                                 2008       $19.712      $11.554       7,698
                                                                 2009       $11.554      $16.675       7,106
                                                                 2010       $16.675      $20.768       6,847
                                                                 2011       $20.768      $18.657       7,126
---------------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                                 2002       $10.000      $10.703           0
                                                                 2003       $10.703      $14.547      10,341
                                                                 2004       $14.547      $19.479      25,715
                                                                 2005       $19.479      $22.382      34,738
                                                                 2006       $22.382      $30.325      37,755
                                                                 2007       $30.325      $24.686      45,700
                                                                 2008       $24.686      $15.048      41,215
                                                                 2009       $15.048      $19.028      37,874
                                                                 2010       $19.028      $24.254      30,799
                                                                 2011       $24.254      $25.221      25,190

184 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.895      23,867
                                                     2005        $9.895       $9.975      76,491
                                                     2006        $9.975      $10.226      55,566
                                                     2007       $10.226      $10.511      52,997
                                                     2008       $10.511      $10.529      45,546
                                                     2009       $10.529      $10.368           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

185 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
                                                            2011        $9.824       $9.313         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
                                                            2011       $10.638      $10.329         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.427         0
                                                            2007       $10.427      $11.179         0
                                                            2008       $11.179       $7.325         0
                                                            2009        $7.325       $9.182         0
                                                            2010        $9.182      $10.236         0
                                                            2011       $10.236       $9.858         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.436         0
                                                            2007       $10.436      $11.302         0
                                                            2008       $11.302       $6.813         0
                                                            2009        $6.813       $8.715         0
                                                            2010        $8.715       $9.849         0
                                                            2011        $9.849       $9.332         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.289         0
                                                            2007       $10.289      $10.624         0
                                                            2008       $10.624       $9.251         0
                                                            2009        $9.251      $10.341         0
                                                            2010       $10.341      $10.815         0
                                                            2011       $10.815      $10.693         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.686         0
                                                            2007        $9.686      $11.551         0
                                                            2008       $11.551       $6.220         0
                                                            2009        $6.220       $8.760         0
                                                            2010        $8.760      $10.230         0
                                                            2011       $10.230      $10.021         0

186 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.757           0
                                                               2007       $10.757      $11.031           0
                                                               2008       $11.031       $6.759           0
                                                               2009        $6.759       $8.325           0
                                                               2010        $8.325       $9.313           0
                                                               2011        $9.313       $9.244           0
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.818           0
                                                               2007        $9.818      $11.040           0
                                                               2008       $11.040       $6.501           0
                                                               2009        $6.501       $8.859           0
                                                               2010        $8.859      $11.107           0
                                                               2011       $11.107       $9.656           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.680      $13.292           0
                                                               2004       $13.292      $14.336           0
                                                               2005       $14.336      $14.472           0
                                                               2006       $14.472      $16.477           0
                                                               2007       $16.477      $15.469           0
                                                               2008       $15.469       $9.782           0
                                                               2009        $9.782      $12.072           0
                                                               2010       $12.072      $13.735           0
                                                               2011       $13.735      $13.716           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.171           0
                                                               2005       $11.171      $11.069           0
                                                               2006       $11.069      $12.763           0
                                                               2007       $12.763      $12.911           0
                                                               2008       $12.911       $8.856           0
                                                               2009        $8.856      $11.709           0
                                                               2010       $11.709      $12.865           0
                                                               2011       $12.865      $12.844           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.501           0
                                                               2005       $10.501      $10.349          40
                                                               2006       $10.349      $11.192          40
                                                               2007       $11.192      $11.592          40
                                                               2008       $11.592       $7.400          40
                                                               2009        $7.400       $9.361          39
                                                               2010        $9.361      $10.186       1,243
                                                               2011       $10.186       $9.783       1,174

187 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2003       $11.021      $14.453          0
                                                                  2004       $14.453      $17.440          0
                                                                  2005       $17.440      $18.498          0
                                                                  2006       $18.498      $21.102          0
                                                                  2007       $21.102      $20.084          0
                                                                  2008       $20.084      $13.117          0
                                                                  2009       $13.117      $16.520          0
                                                                  2010       $16.520      $20.655          0
                                                                  2011       $20.655      $19.385          0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.801      $15.428          0
                                                                  2004       $15.428      $16.770          0
                                                                  2005       $16.770      $17.137          0
                                                                  2006       $17.137      $18.164          0
                                                                  2007       $18.164      $19.700          0
                                                                  2008       $19.700      $11.045          0
                                                                  2009       $11.045      $15.464          0
                                                                  2010       $15.464      $19.244          0
                                                                  2011       $19.244      $17.860          0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.190          0
                                                                  2005       $10.190      $10.176          0
                                                                  2006       $10.176      $10.322          0
                                                                  2007       $10.322      $10.728          0
                                                                  2008       $10.728      $11.255          0
                                                                  2009       $11.255      $11.315          0
                                                                  2010       $11.315      $11.616          0
                                                                  2011       $11.616      $11.971          0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.951          0
                                                                  2007       $10.951      $11.942          0
                                                                  2008       $11.942       $8.331          0
                                                                  2009        $8.331      $10.018          0
                                                                  2010       $10.018      $10.936          0
                                                                  2011       $10.936      $10.349          0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.581      $12.591          0
                                                                  2004       $12.591      $13.829          0
                                                                  2005       $13.829      $14.909          0
                                                                  2006       $14.909      $17.211        552
                                                                  2007       $17.211      $17.364        548
                                                                  2008       $17.364      $10.648        545
                                                                  2009       $10.648      $13.088        540
                                                                  2010       $13.088      $14.191          0
                                                                  2011       $14.191      $13.694          0

188 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                            2003       $11.655      $16.748          0
                                                            2004       $16.748      $20.367          0
                                                            2005       $20.367      $25.309          0
                                                            2006       $25.309      $31.613          0
                                                            2007       $31.613      $39.694          0
                                                            2008       $39.694      $18.304          0
                                                            2009       $18.304      $30.806          0
                                                            2010       $30.806      $35.323          0
                                                            2011       $35.323      $28.983          0
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                            2003       $10.359      $13.497          0
                                                            2004       $13.497      $15.599          0
                                                            2005       $15.599      $16.759          0
                                                            2006       $16.759      $19.847        281
                                                            2007       $19.847      $22.342        279
                                                            2008       $22.342      $12.988        277
                                                            2009       $12.988      $17.356        275
                                                            2010       $17.356      $18.347        668
                                                            2011       $18.347      $15.988        631
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                            2003       $11.563      $12.792          0
                                                            2004       $12.792      $14.312          0
                                                            2005       $14.312      $13.526          0
                                                            2006       $13.526      $14.875          0
                                                            2007       $14.875      $16.099          0
                                                            2008       $16.099      $16.672          0
                                                            2009       $16.672      $19.294          0
                                                            2010       $19.294      $21.533          0
                                                            2011       $21.533      $20.815          0
----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                            2003        $9.909      $11.650          0
                                                            2004       $11.650      $12.129          0
                                                            2005       $12.129      $12.732          0
                                                            2006       $12.732      $12.742          0
                                                            2007       $12.742      $14.490          0
                                                            2008       $14.490       $7.189          0
                                                            2009        $7.189      $11.612          0
                                                            2010       $11.612      $13.539          0
                                                            2011       $13.539      $12.359          0

189 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.274           0
                                                               2005       $11.274      $11.446           0
                                                               2006       $11.446      $12.952           0
                                                               2007       $12.952      $12.334           0
                                                               2008       $12.334       $7.721           0
                                                               2009        $7.721       $9.667           0
                                                               2010        $9.667      $10.906           0
                                                               2011       $10.906      $10.411           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.900           0
                                                               2005       $10.900      $11.413           0
                                                               2006       $11.413      $12.530           0
                                                               2007       $12.530      $12.627           0
                                                               2008       $12.627       $9.520           0
                                                               2009        $9.520      $11.370           0
                                                               2010       $11.370      $12.421           0
                                                               2011       $12.421      $11.955           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2003       $10.757      $13.254         354
                                                               2004       $13.254      $14.749         476
                                                               2005       $14.749      $15.781         499
                                                               2006       $15.781      $17.848         625
                                                               2007       $17.848      $17.840         621
                                                               2008       $17.840      $11.792         617
                                                               2009       $11.792      $14.270         611
                                                               2010       $14.270      $15.612       1,101
                                                               2011       $15.612      $14.880       1,040
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                               2004       $10.000      $11.062           0
                                                               2005       $11.062      $11.986           0
                                                               2006       $11.986      $12.263           0
                                                               2007       $12.263      $14.061           0
                                                               2008       $14.061       $7.289           0
                                                               2009        $7.289      $11.114           0
                                                               2010       $11.114      $13.794           0
                                                               2011       $13.794      $12.192           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                               2004       $10.000      $11.237         629
                                                               2005       $11.237      $12.307         313
                                                               2006       $12.307      $14.486         311
                                                               2007       $14.486      $15.231         309
                                                               2008       $15.231       $8.719         307
                                                               2009        $8.719      $11.835         304
                                                               2010       $11.835      $14.108           0
                                                               2011       $14.108      $13.884           0

190 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2004       $10.000      $11.231         0
                                                                   2005       $11.231      $12.282         0
                                                                   2006       $12.282      $14.447         0
                                                                   2007       $14.447      $15.176         0
                                                                   2008       $15.176       $8.668         0
                                                                   2009        $8.668      $11.763         0
                                                                   2010       $11.763      $14.014         0
                                                                   2011       $14.014      $13.779         0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                   2004       $10.000      $10.339         0
                                                                   2005       $10.339      $10.214         0
                                                                   2006       $10.214      $10.890         0
                                                                   2007       $10.890      $11.274         0
                                                                   2008       $11.274       $9.065         0
                                                                   2009        $9.065      $11.873         0
                                                                   2010       $11.873      $13.003         0
                                                                   2011       $13.003      $13.236         0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                   2004       $10.000      $10.887         0
                                                                   2005       $10.887      $11.355         0
                                                                   2006       $11.355      $12.694         0
                                                                   2007       $12.694      $13.208         0
                                                                   2008       $13.208       $9.186         0
                                                                   2009        $9.186      $11.284         0
                                                                   2010       $11.284      $13.097         0
                                                                   2011       $13.097      $12.198         0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.871         0
                                                                   2005       $10.871      $10.946         0
                                                                   2006       $10.946      $12.518         0
                                                                   2007       $12.518      $12.624         0
                                                                   2008       $12.624       $7.826         0
                                                                   2009        $7.826       $9.073         0
                                                                   2010        $9.073      $10.388         0
                                                                   2011       $10.388       $9.513         0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.119         0
                                                                   2005       $11.119      $11.344         0
                                                                   2006       $11.344      $11.936         0
                                                                   2007       $11.936      $14.114         0
                                                                   2008       $14.114       $8.499         0
                                                                   2009        $8.499      $12.062         0
                                                                   2010       $12.062      $14.458         0
                                                                   2011       $14.458      $12.682         0

191 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.102         0
                                                              2005       $11.102      $11.716         0
                                                              2006       $11.716      $12.823         0
                                                              2007       $12.823      $12.574         0
                                                              2008       $12.574       $7.435         0
                                                              2009        $7.435       $9.180         0
                                                              2010        $9.180      $11.228         0
                                                              2011       $11.228      $10.510         0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2003       $11.085      $12.997         0
                                                              2004       $12.997      $13.914         0
                                                              2005       $13.914      $14.067         0
                                                              2006       $14.067      $15.207         0
                                                              2007       $15.207      $15.343         0
                                                              2008       $15.343       $8.435         0
                                                              2009        $8.435      $10.002         0
                                                              2010       $10.002      $10.990         0
                                                              2011       $10.990      $10.758         0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.222         0
                                                              2004       $12.222      $12.707         0
                                                              2005       $12.707      $12.994         0
                                                              2006       $12.994      $13.644         0
                                                              2007       $13.644      $15.146         0
                                                              2008       $15.146       $8.025         0
                                                              2009        $8.025      $11.280         0
                                                              2010       $11.280      $12.005         0
                                                              2011       $12.005      $11.546         0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.087         0
                                                              2005       $10.087      $10.066         0
                                                              2006       $10.066      $10.300         0
                                                              2007       $10.300      $10.453         0
                                                              2008       $10.453       $6.210         0
                                                              2009        $6.210       $6.603         0
                                                              2010        $6.603       $7.165         0
                                                              2011        $7.165       $7.541         0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2003       $10.062      $14.128         0
                                                              2004       $14.128      $16.377         0
                                                              2005       $16.377      $18.216         0
                                                              2006       $18.216      $20.848         0
                                                              2007       $20.848      $21.563         0
                                                              2008       $21.563      $12.545         0
                                                              2009       $12.545      $17.047         0
                                                              2010       $17.047      $19.233         0
                                                              2011       $19.233      $17.156         0

192 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                         2003       $11.224      $12.046          0
                                                                         2004       $12.046      $12.737          0
                                                                         2005       $12.737      $12.729          0
                                                                         2006       $12.729      $13.310          0
                                                                         2007       $13.310      $14.217          0
                                                                         2008       $14.217      $11.855          0
                                                                         2009       $11.855      $13.688          0
                                                                         2010       $13.688      $15.319          0
                                                                         2011       $15.319      $15.035          0
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                         2003       $11.708      $12.861          0
                                                                         2004       $12.861      $13.636          0
                                                                         2005       $13.636      $13.564          0
                                                                         2006       $13.564      $14.448          0
                                                                         2007       $14.448      $14.020          0
                                                                         2008       $14.020       $2.929          0
                                                                         2009        $2.929       $3.597          0
                                                                         2010        $3.597       $4.014          0
                                                                         2011        $4.014       $3.814          0
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                         2003       $10.442      $12.540        370
                                                                         2004       $12.540      $13.346        498
                                                                         2005       $13.346      $13.761        525
                                                                         2006       $13.761      $15.400         29
                                                                         2007       $15.400      $15.638         29
                                                                         2008       $15.638       $9.358         29
                                                                         2009        $9.358      $11.680         29
                                                                         2010       $11.680      $13.192          0
                                                                         2011       $13.192      $12.823          0
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2003       $10.692      $14.554        321
                                                                         2004       $14.554      $16.914        428
                                                                         2005       $16.914      $18.096        213
                                                                         2006       $18.096      $20.234        211
                                                                         2007       $20.234      $19.452        210
                                                                         2008       $19.452      $11.759        209
                                                                         2009       $11.759      $15.695        207
                                                                         2010       $15.695      $18.833          0
                                                                         2011       $18.833      $17.927          0

193 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                 2003       $10.319      $12.298         0
                                                                 2004       $12.298      $14.322         0
                                                                 2005       $14.322      $15.640         0
                                                                 2006       $15.640      $15.664         0
                                                                 2007       $15.664      $16.193         0
                                                                 2008       $16.193       $8.019         0
                                                                 2009        $8.019      $10.342         0
                                                                 2010       $10.342      $12.824         0
                                                                 2011       $12.824      $12.610         0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                 2009       $10.000      $11.976         0
                                                                 2010       $11.976      $13.150         0
                                                                 2011       $13.150      $13.070         0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                 2003       $10.660      $11.992         0
                                                                 2004       $11.992      $12.654         0
                                                                 2005       $12.654      $12.833         0
                                                                 2006       $12.833      $14.006         0
                                                                 2007       $14.006      $13.786         0
                                                                 2008       $13.786       $7.968         0
                                                                 2009        $7.968       $9.761         0
                                                                 2010        $9.761      $10.548         0
                                                                 2011       $10.548      $10.571         0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                 2003       $10.730      $12.339         0
                                                                 2004       $12.339      $13.128         0
                                                                 2005       $13.128      $13.695         0
                                                                 2006       $13.695      $15.072         0
                                                                 2007       $15.072      $15.127         0
                                                                 2008       $15.127       $9.835         0
                                                                 2009        $9.835      $12.966         0
                                                                 2010       $12.966      $14.501         0
                                                                 2011       $14.501      $14.081         0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                 2003       $10.213      $11.218         0
                                                                 2004       $11.218      $11.718         0
                                                                 2005       $11.718      $12.935         0
                                                                 2006       $12.935      $12.966         0
                                                                 2007       $12.966      $12.566         0
                                                                 2008       $12.566      $10.161         0
                                                                 2009       $10.161      $12.484         0
                                                                 2010       $12.484      $12.474         0
                                                                 2011       $12.474      $12.020         0

194 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2003       $11.623      $13.975         0
                                                2004       $13.975      $16.543         0
                                                2005       $16.543      $17.516         0
                                                2006       $17.516      $21.699         0
                                                2007       $21.699      $25.376         0
                                                2008       $25.376      $17.199         0
                                                2009       $17.199      $18.004         0
                                                2010       $18.004      $17.878         0
                                                2011       $17.878      $16.491         0
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2003       $10.971      $13.404         0
                                                2004       $13.404      $14.522         0
                                                2005       $14.522      $14.902         0
                                                2006       $14.902      $16.845         0
                                                2007       $16.845      $15.431         0
                                                2008       $15.431       $9.224         0
                                                2009        $9.224      $11.675         0
                                                2010       $11.675      $13.022         0
                                                2011       $13.022      $12.109         0
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2003       $11.841      $13.245         0
                                                2004       $13.245      $14.277         0
                                                2005       $14.277      $14.353         0
                                                2006       $14.353      $15.470         0
                                                2007       $15.470      $15.504         0
                                                2008       $15.504      $11.177         0
                                                2009       $11.177      $16.368         0
                                                2010       $16.368      $18.202         0
                                                2011       $18.202      $18.061         0
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2003       $10.335      $10.364         0
                                                2004       $10.364      $10.554         0
                                                2005       $10.554      $10.535         0
                                                2006       $10.535      $10.738         0
                                                2007       $10.738      $11.016         0
                                                2008       $11.016       $8.171         0
                                                2009        $8.171      $11.686         0
                                                2010       $11.686      $12.520         0
                                                2011       $12.520      $12.819         0

195 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                  2003       $10.554      $13.282         0
                  2004       $13.282      $15.049         0
                  2005       $15.049      $16.465         0
                  2006       $16.465      $20.507         0
                  2007       $20.507      $21.667         0
                  2008       $21.667      $11.841         0
                  2009       $11.841      $14.390         0
                  2010       $14.390      $15.439         0
                  2011       $15.439      $12.505         0
----------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                  2003       $10.670      $12.894         0
                  2004       $12.894      $14.163         0
                  2005       $14.163      $15.027         0
                  2006       $15.027      $16.696         0
                  2007       $16.696      $15.437         0
                  2008       $15.437       $9.099         0
                  2009        $9.099      $11.607         0
                  2010       $11.607      $12.894         0
                  2011       $12.894      $12.579         0
----------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                  2003        $9.917       $9.779         0
                  2004        $9.779       $9.598         0
                  2005        $9.598       $9.597         0
                  2006        $9.597       $9.770         0
                  2007        $9.770       $9.981         0
                  2008        $9.981       $9.982         0
                  2009        $9.982       $9.754         0
                  2010        $9.754       $9.515         0
                  2011        $9.515       $9.279         0
----------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                  2003       $10.957      $13.395         0
                  2004       $13.395      $14.408         0
                  2005       $14.408      $15.456         0
                  2006       $15.456      $16.362         0
                  2007       $16.362      $16.868         0
                  2008       $16.868      $10.074         0
                  2009       $10.074      $12.980         0
                  2010       $12.980      $15.133         0
                  2011       $15.133      $14.007         0

196 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                  2003       $11.298      $14.464          0
                  2004       $14.464      $16.280          0
                  2005       $16.280      $16.812          0
                  2006       $16.812      $19.020          0
                  2007       $19.020      $17.637          0
                  2008       $17.637       $9.500          0
                  2009        $9.500       $8.935          0
----------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                  2003       $10.819      $12.997        356
                  2004       $12.997      $13.632        481
                  2005       $13.632      $13.960        478
                  2006       $13.960      $15.153          0
                  2007       $15.153      $14.856          0
                  2008       $14.856       $8.902          0
                  2009        $8.902      $11.561          0
                  2010       $11.561      $13.120          0
                  2011       $13.120      $12.570          0
----------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                  2003       $10.776      $13.460          0
                  2004       $13.460      $15.567          0
                  2005       $15.567      $17.025          0
                  2006       $17.025      $17.507          0
                  2007       $17.507      $17.719          0
                  2008       $17.719       $9.408          0
                  2009        $9.408      $12.729          0
                  2010       $12.729      $14.449          0
----------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                  2003       $10.557      $12.305          0
                  2004       $12.305      $12.603          0
                  2005       $12.603      $12.989          0
                  2006       $12.989      $13.355          0
                  2007       $13.355      $13.740          0
                  2008       $13.740       $8.436          0
                  2009        $8.436      $13.482          0
                  2010       $13.482      $15.881          0
                  2011       $15.881      $12.722          0
----------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                  2003       $12.265      $13.770          0
                  2004       $13.770      $14.780          0
                  2005       $14.780      $16.162          0
                  2006       $16.162      $17.464          0
                  2007       $17.464      $18.115          0
                  2008       $18.115      $15.018          0
                  2009       $15.018      $19.054          0
                  2010       $19.054      $20.390          0
                  2011       $20.390      $21.252          0

197 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                  2003       $10.000      $10.000            0
                  2004       $10.000      $10.996            0
                  2005       $10.996      $12.007            0
                  2006       $12.007      $14.228            0
                  2007       $14.228      $15.228            0
                  2008       $15.228      $10.551            0
                  2009       $10.551      $13.331            0
                  2010       $13.331      $14.825            0
                  2011       $14.825      $15.765            0
----------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS I
                  2004       $10.000      $10.697            0
                  2005       $10.697      $12.071            0
                  2006       $12.071      $12.254      688,857
                  2007       $12.254      $14.565          851
                  2008       $14.565       $7.216          845
                  2009        $7.216      $11.649          838
                  2010       $11.649      $13.956            0
                  2011       $13.956      $13.229            0
----------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS II
                  2004       $10.000      $10.672            0
                  2005       $10.672      $12.018            0
                  2006       $12.018      $12.166            0
                  2007       $12.166      $14.432            0
                  2008       $14.432       $7.127            0
                  2009        $7.127      $11.478            0
                  2010       $11.478      $13.723            0
                  2011       $13.723      $12.975            0
----------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                  2006       $10.000       $9.772            0
                  2007        $9.772      $11.682            0
                  2008       $11.682       $6.058            0
                  2009        $6.058       $9.296            0
                  2010        $9.296      $11.990            0
                  2011       $11.990      $10.853            0
----------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                  2003       $10.000      $13.510            0
                  2004       $13.510      $15.670            0
                  2005       $15.670      $17.250            0
                  2006       $17.250      $18.813          211
                  2007       $18.813      $18.885          210
                  2008       $18.885      $10.968          208
                  2009       $10.968      $15.684          207
                  2010       $15.684      $19.355            0
                  2011       $19.355      $17.229            0

198 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.3

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                  2003       $11.357      $14.402         0
                  2004       $14.402      $19.109         0
                  2005       $19.109      $21.756         0
                  2006       $21.756      $29.208         0
                  2007       $29.208      $23.558         0
                  2008       $23.558      $14.228         0
                  2009       $14.228      $17.827         0
                  2010       $17.827      $22.516         0
                  2011       $22.516      $23.200         0
----------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                  2003       $10.000      $10.000         0
                  2004       $10.000       $9.805         0
                  2005        $9.805       $9.793         0
                  2006        $9.793       $9.948         0
                  2007        $9.948      $10.132         0
                  2008       $10.132      $10.056         0
                  2009       $10.056       $9.815         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

199 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.263      414,282
                                                            2007       $10.263      $11.834      723,702
                                                            2008       $11.834       $6.667      709,286
                                                            2009        $6.667       $8.879      601,778
                                                            2010        $8.879      $10.207      457,330
                                                            2011       $10.207       $9.755      278,431
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.454      130,383
                                                            2007       $10.454      $11.142      148,898
                                                            2008       $11.142       $8.197       65,773
                                                            2009        $8.197       $9.989       55,401
                                                            2010        $9.989      $11.052       39,273
                                                            2011       $11.052      $10.819       60,877
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.484       36,399
                                                            2007       $10.484      $11.333       99,598
                                                            2008       $11.333       $7.487       65,030
                                                            2009        $7.487       $9.462       27,133
                                                            2010        $9.462      $10.635       24,098
                                                            2011       $10.635      $10.326       49,240
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.493       42,087
                                                            2007       $10.493      $11.458       40,167
                                                            2008       $11.458       $6.964       88,559
                                                            2009        $6.964       $8.981       82,513
                                                            2010        $8.981      $10.232       81,870
                                                            2011       $10.232       $9.775       12,194
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.345        9,730
                                                            2007       $10.345      $10.771       10,156
                                                            2008       $10.771       $9.455        4,355
                                                            2009        $9.455      $10.656        3,997
                                                            2010       $10.656      $11.236        2,189
                                                            2011       $11.236      $11.200          213
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.739        7,984
                                                            2007        $9.739      $11.710       10,829
                                                            2008       $11.710       $6.358       16,378
                                                            2009        $6.358       $9.027        9,794
                                                            2010        $9.027      $10.629       10,512
                                                            2011       $10.629      $10.497        3,415

200 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.816        37,450
                                                               2007       $10.816      $11.184        47,278
                                                               2008       $11.184       $6.909        85,968
                                                               2009        $6.909       $8.579        72,421
                                                               2010        $8.579       $9.676        41,785
                                                               2011        $9.676       $9.682        28,227
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.872        94,755
                                                               2007        $9.872      $11.192       192,846
                                                               2008       $11.192       $6.645       203,011
                                                               2009        $6.645       $9.130       175,340
                                                               2010        $9.130      $11.540       141,472
                                                               2011       $11.540      $10.114       106,342
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.851           347
                                                               2003       $10.851      $13.409       117,457
                                                               2004       $13.409      $14.582       236,098
                                                               2005       $14.582      $14.840       310,781
                                                               2006       $14.840      $17.034       302,687
                                                               2007       $17.034      $16.124       261,390
                                                               2008       $16.124      $10.280       205,726
                                                               2009       $10.280      $12.790       177,653
                                                               2010       $12.790      $14.672       132,201
                                                               2011       $14.672      $14.771       114,763
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.233        66,922
                                                               2005       $11.233      $11.221     1,005,366
                                                               2006       $11.221      $13.044     2,122,022
                                                               2007       $13.044      $13.304     2,815,817
                                                               2008       $13.304       $9.200     2,181,007
                                                               2009        $9.200      $12.264     1,764,424
                                                               2010       $12.264      $13.585     1,293,447
                                                               2011       $13.585      $13.674       980,131
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.523         2,116
                                                               2005       $10.523      $10.455       378,307
                                                               2006       $10.455      $11.399       825,544
                                                               2007       $11.399      $11.903     1,001,796
                                                               2008       $11.903       $7.661       880,173
                                                               2009        $7.661       $9.771       773,389
                                                               2010        $9.771      $10.719       538,058
                                                               2011       $10.719      $10.380       394,360

201 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.225          860
                                                                  2003       $11.225      $14.581      101,030
                                                                  2004       $14.581      $17.739      168,475
                                                                  2005       $17.739      $18.969      285,208
                                                                  2006       $18.969      $21.816      356,890
                                                                  2007       $21.816      $20.935      345,544
                                                                  2008       $20.935      $13.785      247,439
                                                                  2009       $13.785      $17.504      206,772
                                                                  2010       $17.504      $22.064      152,352
                                                                  2011       $22.064      $20.877      116,901
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.535          434
                                                                  2003       $11.535      $15.564        4,327
                                                                  2004       $15.564      $17.057        3,941
                                                                  2005       $17.057      $17.572        8,813
                                                                  2006       $17.572      $18.778        7,164
                                                                  2007       $18.778      $20.534        5,267
                                                                  2008       $20.534      $11.608        2,199
                                                                  2009       $11.608      $16.384        1,637
                                                                  2010       $16.384      $20.557        1,538
                                                                  2011       $20.557      $19.234        1,150
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.246       42,893
                                                                  2005       $10.246      $10.315      136,448
                                                                  2006       $10.315      $10.549      257,214
                                                                  2007       $10.549      $11.055      355,522
                                                                  2008       $11.055      $11.693      492,222
                                                                  2009       $11.693      $11.851      483,472
                                                                  2010       $11.851      $12.266      348,199
                                                                  2011       $12.266      $12.745      245,367
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.011      320,169
                                                                  2007       $11.011      $12.107      558,370
                                                                  2008       $12.107       $8.515      496,269
                                                                  2009        $8.515      $10.323      331,500
                                                                  2010       $10.323      $11.362      236,990
                                                                  2011       $11.362      $10.840      174,737

202 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.324         2,174
                                                                 2003       $10.324      $12.703       148,918
                                                                 2004       $12.703      $14.065       358,905
                                                                 2005       $14.065      $15.288       688,072
                                                                 2006       $15.288      $17.793     1,079,337
                                                                 2007       $17.793      $18.099     1,269,936
                                                                 2008       $18.099      $11.190     1,016,065
                                                                 2009       $11.190      $13.867       797,516
                                                                 2010       $13.867      $15.159       591,846
                                                                 2011       $15.159      $14.748       459,856
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $11.233             0
                                                                 2003       $11.233      $16.896        54,196
                                                                 2004       $16.896      $20.715        85,691
                                                                 2005       $20.715      $25.952       122,683
                                                                 2006       $25.952      $32.682       166,538
                                                                 2007       $32.682      $41.374       194,282
                                                                 2008       $41.374      $19.236       150,573
                                                                 2009       $19.236      $32.639       122,960
                                                                 2010       $32.639      $37.731        89,048
                                                                 2011       $37.731      $31.213        66,518
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.475           640
                                                                 2003       $10.475      $13.616        53,801
                                                                 2004       $13.616      $15.866       104,501
                                                                 2005       $15.866      $17.185       354,268
                                                                 2006       $17.185      $20.518       733,746
                                                                 2007       $20.518      $23.288       922,024
                                                                 2008       $23.288      $13.649       778,137
                                                                 2009       $13.649      $18.389       662,465
                                                                 2010       $18.389      $19.599       500,703
                                                                 2011       $19.599      $17.219       397,437
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2002       $10.000      $10.721           135
                                                                 2003       $10.721      $12.905        12,812
                                                                 2004       $12.905      $14.556         4,209
                                                                 2005       $14.556      $13.871         5,030
                                                                 2006       $13.871      $15.378         5,249
                                                                 2007       $15.378      $16.780         3,012
                                                                 2008       $16.780      $17.521         4,760
                                                                 2009       $17.521      $20.443         3,046
                                                                 2010       $20.443      $23.001         2,970
                                                                 2011       $23.001      $22.416         3,425

203 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                               2002       $10.000       $9.410            0
                                                               2003        $9.410      $11.753       31,986
                                                               2004       $11.753      $12.337       49,070
                                                               2005       $12.337      $13.056       81,791
                                                               2006       $13.056      $13.172       88,072
                                                               2007       $13.172      $15.104       83,140
                                                               2008       $15.104       $7.555       61,776
                                                               2009        $7.555      $12.304       53,009
                                                               2010       $12.304      $14.462       40,941
                                                               2011       $14.462      $13.310       28,687
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.336       53,964
                                                               2005       $11.336      $11.603      402,711
                                                               2006       $11.603      $13.237      647,016
                                                               2007       $13.237      $12.709      665,447
                                                               2008       $12.709       $8.021      537,414
                                                               2009        $8.021      $10.126      407,245
                                                               2010       $10.126      $11.517      268,144
                                                               2011       $11.517      $11.084      196,598
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.959       70,540
                                                               2005       $10.959      $11.570      222,716
                                                               2006       $11.570      $12.805      415,319
                                                               2007       $12.805      $13.011      401,611
                                                               2008       $13.011       $9.890      326,479
                                                               2009        $9.890      $11.909      245,044
                                                               2010       $11.909      $13.117      148,033
                                                               2011       $13.117      $12.728      127,309
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2002       $10.000      $10.653            0
                                                               2003       $10.653      $13.371       74,198
                                                               2004       $13.371      $15.002      146,747
                                                               2005       $15.002      $16.182      296,595
                                                               2006       $16.182      $18.451      387,496
                                                               2007       $18.451      $18.595      334,095
                                                               2008       $18.595      $12.392      257,830
                                                               2009       $12.392      $15.120      219,842
                                                               2010       $15.120      $16.677      163,294
                                                               2011       $16.677      $16.025      129,504

204 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                                 2004       $10.000      $11.122       49,268
                                                                 2005       $11.122      $12.150       62,073
                                                                 2006       $12.150      $12.533       45,545
                                                                 2007       $12.533      $14.489       39,401
                                                                 2008       $14.489       $7.573       12,991
                                                                 2009        $7.573      $11.641        9,989
                                                                 2010       $11.641      $14.566        7,341
                                                                 2011       $14.566      $12.980        5,552
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                                 2004       $10.000      $11.299      104,318
                                                                 2005       $11.299      $12.476      113,259
                                                                 2006       $12.476      $14.804       85,256
                                                                 2007       $14.804      $15.694       65,948
                                                                 2008       $15.694       $9.058       32,724
                                                                 2009        $9.058      $12.397       24,906
                                                                 2010       $12.397      $14.898       19,561
                                                                 2011       $14.898      $14.782       15,380
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                 2004       $10.000      $11.292       33,745
                                                                 2005       $11.292      $12.451       71,563
                                                                 2006       $12.451      $14.765      150,213
                                                                 2007       $14.765      $15.638      209,679
                                                                 2008       $15.638       $9.006      181,842
                                                                 2009        $9.006      $12.320      160,274
                                                                 2010       $12.320      $14.799      116,091
                                                                 2011       $14.799      $14.670       85,310
---------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                 2004       $10.000      $10.360        3,670
                                                                 2005       $10.360      $10.319      188,567
                                                                 2006       $10.319      $11.091      388,338
                                                                 2007       $11.091      $11.577      495,383
                                                                 2008       $11.577       $9.386      389,523
                                                                 2009        $9.386      $12.393      331,061
                                                                 2010       $12.393      $13.684      249,181
                                                                 2011       $13.684      $14.043      197,982
---------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                 2004       $10.000      $10.909        1,724
                                                                 2005       $10.909      $11.471       75,627
                                                                 2006       $11.471      $12.929      147,228
                                                                 2007       $12.929      $13.563      126,050
                                                                 2008       $13.563       $9.511       98,141
                                                                 2009        $9.511      $11.779      102,450
                                                                 2010       $11.779      $13.783       86,974
                                                                 2011       $13.783      $12.942       76,212

205 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.893       11,058
                                                                   2005       $10.893      $11.057      149,184
                                                                   2006       $11.057      $12.749      311,007
                                                                   2007       $12.749      $12.963      391,344
                                                                   2008       $12.963       $8.102      269,542
                                                                   2009        $8.102       $9.471      227,548
                                                                   2010        $9.471      $10.932      195,108
                                                                   2011       $10.932      $10.094      139,901
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.141        2,150
                                                                   2005       $11.141      $11.460       37,104
                                                                   2006       $11.460      $12.156      134,749
                                                                   2007       $12.156      $14.493      199,136
                                                                   2008       $14.493       $8.799      163,727
                                                                   2009        $8.799      $12.590      155,579
                                                                   2010       $12.590      $15.215      117,525
                                                                   2011       $15.215      $13.455       90,728
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                                   2004       $10.000      $11.124           16
                                                                   2005       $11.124      $11.836      431,792
                                                                   2006       $11.836      $13.060      720,550
                                                                   2007       $13.060      $12.913      767,839
                                                                   2008       $12.913       $7.698      649,218
                                                                   2009        $7.698       $9.582      528,877
                                                                   2010        $9.582      $11.816      359,792
                                                                   2011       $11.816      $11.151      296,496
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.696            0
                                                                   2003       $10.696      $13.112       73,942
                                                                   2004       $13.112      $14.152      124,555
                                                                   2005       $14.152      $14.425      184,065
                                                                   2006       $14.425      $15.722      190,342
                                                                   2007       $15.722      $15.993      170,766
                                                                   2008       $15.993       $8.865      129,736
                                                                   2009        $8.865      $10.598      124,736
                                                                   2010       $10.598      $11.739       98,351
                                                                   2011       $11.739      $11.586       90,458

206 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                 2003       $10.000      $12.289       45,608
                                                                 2004       $12.289      $12.881      124,466
                                                                 2005       $12.881      $13.280      313,104
                                                                 2006       $13.280      $14.059      394,571
                                                                 2007       $14.059      $15.735      358,649
                                                                 2008       $15.735       $8.405      328,673
                                                                 2009        $8.405      $11.912      258,339
                                                                 2010       $11.912      $12.781      190,033
                                                                 2011       $12.781      $12.393      150,747
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $10.108          274
                                                                 2005       $10.108      $10.169       55,948
                                                                 2006       $10.169      $10.491      456,364
                                                                 2007       $10.491      $10.734      845,679
                                                                 2008       $10.734       $6.429      791,707
                                                                 2009        $6.429       $6.893      755,522
                                                                 2010        $6.893       $7.541      621,580
                                                                 2011        $7.541       $8.001      428,332
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.148            0
                                                                 2003       $10.148      $14.253       38,933
                                                                 2004       $14.253      $16.657       62,907
                                                                 2005       $16.657      $18.679       59,949
                                                                 2006       $18.679      $21.553       90,930
                                                                 2007       $21.553      $22.475       82,603
                                                                 2008       $22.475      $13.184       61,365
                                                                 2009       $13.184      $18.062       47,429
                                                                 2010       $18.062      $20.545       33,263
                                                                 2011       $20.545      $18.476       26,470
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                 2002       $10.000      $10.551            0
                                                                 2003       $10.551      $12.153      261,984
                                                                 2004       $12.153      $12.955      475,970
                                                                 2005       $12.955      $13.052      837,415
                                                                 2006       $13.052      $13.761      941,030
                                                                 2007       $13.761      $14.819      918,620
                                                                 2008       $14.819      $12.458      681,916
                                                                 2009       $12.458      $14.502      542,217
                                                                 2010       $14.502      $16.364      412,626
                                                                 2011       $16.364      $16.192      318,923

207 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.661          508
                                                                         2003       $10.661      $12.975       81,371
                                                                         2004       $12.975      $13.869      165,436
                                                                         2005       $13.869      $13.909      197,061
                                                                         2006       $13.909      $14.936      160,880
                                                                         2007       $14.936      $14.614      134,180
                                                                         2008       $14.614       $3.078      135,257
                                                                         2009        $3.078       $3.811      139,723
                                                                         2010        $3.811       $4.288      117,686
                                                                         2011        $4.288       $4.108      103,855
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.177        1,007
                                                                         2003       $10.177      $12.650       83,324
                                                                         2004       $12.650      $13.574      196,103
                                                                         2005       $13.574      $14.111      446,470
                                                                         2006       $14.111      $15.921      653,766
                                                                         2007       $15.921      $16.300      674,700
                                                                         2008       $16.300       $9.835      587,158
                                                                         2009        $9.835      $12.375      499,694
                                                                         2010       $12.375      $14.092      370,750
                                                                         2011       $14.092      $13.810      282,723
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2002       $10.000      $10.354          745
                                                                         2003       $10.354      $14.682       58,798
                                                                         2004       $14.682      $17.203      106,502
                                                                         2005       $17.203      $18.556      180,178
                                                                         2006       $18.556      $20.918      260,535
                                                                         2007       $20.918      $20.276      252,429
                                                                         2008       $20.276      $12.357      187,285
                                                                         2009       $12.357      $16.629      145,775
                                                                         2010       $16.629      $20.118      109,483
                                                                         2011       $20.118      $19.307       69,577
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.060            0
                                                                         2003       $10.060      $12.406       22,549
                                                                         2004       $12.406      $14.567       68,809
                                                                         2005       $14.567      $16.038      102,358
                                                                         2006       $16.038      $16.193      132,006
                                                                         2007       $16.193      $16.879      111,355
                                                                         2008       $16.879       $8.427       65,981
                                                                         2009        $8.427      $10.958       57,944
                                                                         2010       $10.958      $13.699       54,073
                                                                         2011       $13.699      $13.580       46,048

208 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                      2009       $10.000      $12.689      283,803
                                                      2010       $12.689      $14.048      204,074
                                                      2011       $14.048      $14.076      145,412
----------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                      2002       $10.000      $10.515        2,030
                                                      2003       $10.515      $12.098       79,093
                                                      2004       $12.098      $12.870      157,776
                                                      2005       $12.870      $13.159      218,982
                                                      2006       $13.159      $14.480      184,184
                                                      2007       $14.480      $14.370      248,096
                                                      2008       $14.370       $8.374      166,587
                                                      2009        $8.374      $10.342      141,098
                                                      2010       $10.342      $11.268       97,054
                                                      2011       $11.268      $11.385       82,723
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2002       $10.000      $10.388            0
                                                      2003       $10.388      $12.448       12,054
                                                      2004       $12.448      $13.353       35,146
                                                      2005       $13.353      $14.043      132,476
                                                      2006       $14.043      $15.582      172,913
                                                      2007       $15.582      $15.767      162,161
                                                      2008       $15.767      $10.335      107,317
                                                      2009       $10.335      $13.738       95,280
                                                      2010       $13.738      $15.490       62,032
                                                      2011       $15.490      $15.165       48,242
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2002       $10.000       $9.724            0
                                                      2003        $9.724      $11.317       24,389
                                                      2004       $11.317      $11.919       34,838
                                                      2005       $11.919      $13.264       31,655
                                                      2006       $13.264      $13.405       24,547
                                                      2007       $13.405      $13.098       12,934
                                                      2008       $13.098      $10.678       23,876
                                                      2009       $10.678      $13.227       21,918
                                                      2010       $13.227      $13.325       22,632
                                                      2011       $13.325      $12.946       22,653

209 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2002       $10.000      $11.470            0
                                                2003       $11.470      $14.075       15,549
                                                2004       $14.075      $16.826       25,933
                                                2005       $16.826      $17.961       23,337
                                                2006       $17.961      $22.432       18,945
                                                2007       $22.432      $26.449       13,069
                                                2008       $26.449      $18.074        8,045
                                                2009       $18.074      $19.076        6,771
                                                2010       $19.076      $19.097        5,419
                                                2011       $19.097      $17.760        5,618
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2002       $10.000      $10.798        1,666
                                                2003       $10.798      $14.075       15,549
                                                2004       $14.075      $14.771      186,092
                                                2005       $14.771      $15.281      223,540
                                                2006       $15.281      $17.414      189,319
                                                2007       $17.414      $16.084      159,148
                                                2008       $16.084       $9.693      116,929
                                                2009        $9.693      $12.370      100,412
                                                2010       $12.370      $13.910       86,978
                                                2011       $13.910      $13.041       76,604
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2002       $10.000      $10.741        1,550
                                                2003       $10.741      $13.362      114,140
                                                2004       $13.362      $14.521      182,596
                                                2005       $14.521      $14.718      293,917
                                                2006       $14.718      $15.993      301,544
                                                2007       $15.993      $16.161      305,846
                                                2008       $16.161      $11.746      217,102
                                                2009       $11.746      $17.342      215,207
                                                2010       $17.342      $19.443      164,105
                                                2011       $19.443      $19.451      138,401
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2002       $10.000      $10.185        1,811
                                                2003       $10.185      $10.456      155,621
                                                2004       $10.456      $10.735      329,460
                                                2005       $10.735      $10.803      676,821
                                                2006       $10.803      $11.101      914,327
                                                2007       $11.101      $11.482      932,946
                                                2008       $11.482       $8.587      701,127
                                                2009        $8.587      $12.381      537,163
                                                2010       $12.381      $13.374      423,127
                                                2011       $13.374      $13.806      309,378

210 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2002       $10.000      $10.604           319
                                                   2003       $10.604      $13.399        50,972
                                                   2004       $13.399      $15.306        72,525
                                                   2005       $15.306      $16.884       136,789
                                                   2006       $16.884      $21.200       208,019
                                                   2007       $21.200      $22.584       267,987
                                                   2008       $22.584      $12.444       235,795
                                                   2009       $12.444      $15.247       216,061
                                                   2010       $15.247      $16.492       180,562
                                                   2011       $16.492      $13.468       161,840
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2002       $10.000      $10.407           150
                                                   2003       $10.407      $13.008        41,343
                                                   2004       $13.008      $14.405        41,743
                                                   2005       $14.405      $15.409        60,847
                                                   2006       $15.409      $17.260        59,846
                                                   2007       $17.260      $16.090        56,727
                                                   2008       $16.090       $9.562        57,533
                                                   2009        $9.562      $12.299        53,186
                                                   2010       $12.299      $13.774        43,590
                                                   2011       $13.774      $13.547        37,786
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2002       $10.000       $9.985             0
                                                   2003        $9.985       $9.865       652,592
                                                   2004        $9.865       $9.763       641,522
                                                   2005        $9.763       $9.841       952,353
                                                   2006        $9.841      $10.100     1,202,292
                                                   2007       $10.100      $10.404     1,302,640
                                                   2008       $10.404      $10.491       895,485
                                                   2009       $10.491      $10.335     1,009,635
                                                   2010       $10.335      $10.164       824,169
                                                   2011       $10.164       $9.994       627,782
-------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                                   2002       $10.000      $10.379         1,640
                                                   2003       $10.379      $13.513        20,679
                                                   2004       $13.513      $14.654        33,167
                                                   2005       $14.654      $15.849        32,056
                                                   2006       $15.849      $16.915        20,031
                                                   2007       $16.915      $17.582         4,574
                                                   2008       $17.582      $10.587         3,141
                                                   2009       $10.587      $13.753         2,744
                                                   2010       $13.753      $16.165        18,102
                                                   2011       $16.165      $15.085        11,431

211 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                            Number of
                                                 Accumulation Accumulation    Units
                                    For the Year  Unit Value   Unit Value  Outstanding
                                       Ending    at Beginning    at End      at End
Sub-Accounts                        December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                        2002       $10.000      $11.204          424
                                        2003       $11.204      $14.592       48,650
                                        2004       $14.592      $16.559       96,870
                                        2005       $16.559      $17.239      252,139
                                        2006       $17.239      $19.663      343,255
                                        2007       $19.663      $18.384      382,838
                                        2008       $18.384       $9.984      325,754
                                        2009        $9.984       $9.399            0
--------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                        2002       $10.000      $10.642            0
                                        2003       $10.642      $13.112        7,152
                                        2004       $13.112      $13.865       14,354
                                        2005       $13.865      $14.315       14,048
                                        2006       $14.315      $15.665       13,472
                                        2007       $15.665      $15.485        9,001
                                        2008       $15.485       $9.355       10,330
                                        2009        $9.355      $12.250        6,797
                                        2010       $12.250      $14.015        5,565
                                        2011       $14.015      $13.538        6,012
--------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                        2002       $10.000      $10.372        2,547
                                        2003       $10.372      $13.579       50,687
                                        2004       $13.579      $15.833       82,701
                                        2005       $15.833      $17.458       64,526
                                        2006       $17.458      $18.099       58,064
                                        2007       $18.099      $18.470       51,749
                                        2008       $18.470       $9.887       29,195
                                        2009        $9.887      $13.487       18,368
                                        2010       $13.487      $15.401            0
--------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                        2002       $10.000      $10.109          617
                                        2003       $10.109      $12.414      153,342
                                        2004       $12.414      $12.818      248,311
                                        2005       $12.818      $13.320      317,126
                                        2006       $13.320      $13.807      316,832
                                        2007       $13.807      $14.322      249,085
                                        2008       $14.322       $8.865      189,190
                                        2009        $8.865      $14.284      131,514
                                        2010       $14.284      $16.964      100,660
                                        2011       $16.964      $13.701       92,916

212 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                       2002       $10.000      $11.059            0
                                                       2003       $11.059      $13.891       12,459
                                                       2004       $13.891      $15.033       61,335
                                                       2005       $15.033      $16.573       87,995
                                                       2006       $16.573      $18.054      103,578
                                                       2007       $18.054      $18.882       98,940
                                                       2008       $18.882      $15.782       58,386
                                                       2009       $15.782      $20.188       54,461
                                                       2010       $20.188      $21.780       45,203
                                                       2011       $21.780      $22.887       39,579
-----------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                       2003       $10.000      $10.000            0
                                                       2004       $10.000      $11.086       36,213
                                                       2005       $11.086      $12.205      306,837
                                                       2006       $12.205      $14.580      671,532
                                                       2007       $14.580      $15.734      793,322
                                                       2008       $15.734      $10.992      696,993
                                                       2009       $10.992      $14.000      582,715
                                                       2010       $14.000      $15.697      418,726
                                                       2011       $15.697      $16.829      335,572
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                       2004       $10.000      $10.756       63,467
                                                       2005       $10.756      $12.236       57,712
                                                       2006       $12.236      $12.524       44,233
                                                       2007       $12.524      $15.008       18,828
                                                       2008       $15.008       $7.497       15,161
                                                       2009        $7.497      $12.202        9,385
                                                       2010       $12.202      $14.738        8,422
                                                       2011       $14.738      $14.084        4,448
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2004       $10.000      $10.731       41,130
                                                       2005       $10.731      $12.183       39,564
                                                       2006       $12.183      $12.434       34,463
                                                       2007       $12.434      $14.871       30,048
                                                       2008       $14.871       $7.405       31,018
                                                       2009        $7.405      $12.022       21,686
                                                       2010       $12.022      $14.492       17,723
                                                       2011       $14.492      $13.814       15,679

213 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3

YEAR

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING

FOR EACH VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2006       $10.000       $9.826      151,344
                                                     2007        $9.826      $11.844      287,553
                                                     2008       $11.844       $6.192      303,564
                                                     2009        $6.192       $9.580      218,132
                                                     2010        $9.580      $12.457      149,574
                                                     2011       $12.457      $11.368      114,103
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.584       13,341
                                                     2004       $13.584      $15.885       33,746
                                                     2005       $15.885      $17.630       45,386
                                                     2006       $17.630      $19.384       35,762
                                                     2007       $19.384      $19.619       33,493
                                                     2008       $19.619      $11.488       39,583
                                                     2009       $11.488      $16.562       23,722
                                                     2010       $16.562      $20.606       20,927
                                                     2011       $20.606      $18.493       18,291
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.701            0
                                                     2003       $10.701      $14.529       19,376
                                                     2004       $14.529      $19.436      121,865
                                                     2005       $19.436      $22.309      275,668
                                                     2006       $22.309      $30.195      378,389
                                                     2007       $30.195      $24.555      372,415
                                                     2008       $24.555      $14.953      326,604
                                                     2009       $14.953      $18.888      264,687
                                                     2010       $18.888      $24.053      210,207
                                                     2011       $24.053      $24.986      188,619
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.885       95,428
                                                     2005        $9.885       $9.955      276,059
                                                     2006        $9.955      $10.195      280,454
                                                     2007       $10.195      $10.468      394,938
                                                     2008       $10.468      $10.475      436,606
                                                     2009       $10.475      $10.306            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.19%.

214 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.200         0
                                                            2007       $10.200      $11.653         0
                                                            2008       $11.653       $6.505         0
                                                            2009        $6.505       $8.584         0
                                                            2010        $8.584       $9.777         0
                                                            2011        $9.777       $9.259         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.390         0
                                                            2007       $10.390      $10.972         0
                                                            2008       $10.972       $7.998         0
                                                            2009        $7.998       $9.657         0
                                                            2010        $9.657      $10.587         0
                                                            2011       $10.587      $10.269         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.420         0
                                                            2007       $10.420      $11.160         0
                                                            2008       $11.160       $7.305         0
                                                            2009        $7.305       $9.147         0
                                                            2010        $9.147      $10.187         0
                                                            2011       $10.187       $9.801         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.428         0
                                                            2007       $10.428      $11.282         0
                                                            2008       $11.282       $6.795         0
                                                            2009        $6.795       $8.682         0
                                                            2010        $8.682       $9.802         0
                                                            2011        $9.802       $9.278         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.281         0
                                                            2007       $10.281      $10.606         0
                                                            2008       $10.606       $9.225         0
                                                            2009        $9.225      $10.302         0
                                                            2010       $10.302      $10.764         0
                                                            2011       $10.764      $10.631         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.680         0
                                                            2007        $9.680      $11.531         0
                                                            2008       $11.531       $6.203         0
                                                            2009        $6.203       $8.727         0
                                                            2010        $8.727      $10.181         0
                                                            2011       $10.181       $9.963         0

215 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.750           0
                                                               2007       $10.750      $11.012           0
                                                               2008       $11.012       $6.741           0
                                                               2009        $6.741       $8.293           0
                                                               2010        $8.293       $9.268           0
                                                               2011        $9.268       $9.190           0
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.811           0
                                                               2007        $9.811      $11.021           0
                                                               2008       $11.021       $6.483           0
                                                               2009        $6.483       $8.826           0
                                                               2010        $8.826      $11.054           0
                                                               2011       $11.054       $9.600           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.675      $13.275         544
                                                               2004       $13.275      $14.304       1,424
                                                               2005       $14.304      $14.424       1,453
                                                               2006       $14.424      $16.406         423
                                                               2007       $16.406      $15.386         428
                                                               2008       $15.386       $9.720         938
                                                               2009        $9.720      $11.983         628
                                                               2010       $11.983      $13.619          23
                                                               2011       $13.619      $13.587          19
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.164           0
                                                               2005       $11.164      $11.050         467
                                                               2006       $11.050      $12.728         508
                                                               2007       $12.728      $12.862         485
                                                               2008       $12.862       $8.813         450
                                                               2009        $8.813      $11.641         449
                                                               2010       $11.641      $12.777         428
                                                               2011       $12.777      $12.744         285
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.499           0
                                                               2005       $10.499      $10.336           0
                                                               2006       $10.336      $11.166           0
                                                               2007       $11.166      $11.553           0
                                                               2008       $11.553       $7.368           0
                                                               2009        $7.368       $9.311           0
                                                               2010        $9.311      $10.121           0
                                                               2011       $10.121       $9.711           0

216 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                                  2003       $11.014      $14.435       4,865
                                                                  2004       $14.435      $17.401       5,390
                                                                  2005       $17.401      $18.438       5,354
                                                                  2006       $18.438      $21.012         873
                                                                  2007       $21.012      $19.977         754
                                                                  2008       $19.977      $13.034         697
                                                                  2009       $13.034      $16.398           0
                                                                  2010       $16.398      $20.482           0
                                                                  2011       $20.482      $19.202           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.794      $15.409           0
                                                                  2004       $15.409      $16.732           0
                                                                  2005       $16.732      $17.080           0
                                                                  2006       $17.080      $18.085           0
                                                                  2007       $18.085      $19.595           0
                                                                  2008       $19.595      $10.975           0
                                                                  2009       $10.975      $15.350           0
                                                                  2010       $15.350      $19.083           0
                                                                  2011       $19.083      $17.692           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.183           0
                                                                  2005       $10.183      $10.158           0
                                                                  2006       $10.158      $10.294           0
                                                                  2007       $10.294      $10.688           0
                                                                  2008       $10.688      $11.201           0
                                                                  2009       $11.201      $11.249           0
                                                                  2010       $11.249      $11.537           0
                                                                  2011       $11.537      $11.877           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.943           0
                                                                  2007       $10.943      $11.921           0
                                                                  2008       $11.921       $8.308         675
                                                                  2009        $8.308       $9.980         731
                                                                  2010        $9.980      $10.884           0
                                                                  2011       $10.884      $10.289           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.575      $12.576       3,040
                                                                  2004       $12.576      $13.797       4,637
                                                                  2005       $13.797      $14.860       4,937
                                                                  2006       $14.860      $17.137       1,078
                                                                  2007       $17.137      $17.271       1,022
                                                                  2008       $17.271      $10.580         939
                                                                  2009       $10.580      $12.991         613
                                                                  2010       $12.991      $14.072         317
                                                                  2011       $14.072      $13.565         305

217 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                 2003       $11.648      $16.727       1,444
                                                                 2004       $16.727      $20.321       1,931
                                                                 2005       $20.321      $25.226       1,763
                                                                 2006       $25.226      $31.477         324
                                                                 2007       $31.477      $39.483         280
                                                                 2008       $39.483      $18.188         259
                                                                 2009       $18.188      $30.579           0
                                                                 2010       $30.579      $35.026           0
                                                                 2011       $35.026      $28.710           0
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                 2003       $10.354      $13.480           0
                                                                 2004       $13.480      $15.564           0
                                                                 2005       $15.564      $16.704           0
                                                                 2006       $16.704      $19.762         512
                                                                 2007       $19.762      $22.223         442
                                                                 2008       $22.223      $12.906         409
                                                                 2009       $12.906      $17.228           0
                                                                 2010       $17.228      $18.193           0
                                                                 2011       $18.193      $15.838           0
---------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                 2003       $11.557      $12.776           0
                                                                 2004       $12.776      $14.279           0
                                                                 2005       $14.279      $13.482           0
                                                                 2006       $13.482      $14.811           0
                                                                 2007       $14.811      $16.013           0
                                                                 2008       $16.013      $16.566           0
                                                                 2009       $16.566      $19.152           0
                                                                 2010       $19.152      $21.352           0
                                                                 2011       $21.352      $20.619           0
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                                 2003        $9.903      $11.635       1,920
                                                                 2004       $11.635      $12.102       2,937
                                                                 2005       $12.102      $12.690       2,926
                                                                 2006       $12.690      $12.687           0
                                                                 2007       $12.687      $14.413           0
                                                                 2008       $14.413       $7.144           0
                                                                 2009        $7.144      $11.527           0
                                                                 2010       $11.527      $13.425           0
                                                                 2011       $13.425      $12.242           0

218 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                               2004       $10.000      $11.266           0
                                                               2005       $11.266      $11.426           0
                                                               2006       $11.426      $12.917           0
                                                               2007       $12.917      $12.288           0
                                                               2008       $12.288       $7.684           0
                                                               2009        $7.684       $9.611           0
                                                               2010        $9.611      $10.832           0
                                                               2011       $10.832      $10.329           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                               2004       $10.000      $10.892           0
                                                               2005       $10.892      $11.394           0
                                                               2006       $11.394      $12.496           0
                                                               2007       $12.496      $12.579           0
                                                               2008       $12.579       $9.474           0
                                                               2009        $9.474      $11.304           0
                                                               2010       $11.304      $12.336           0
                                                               2011       $12.336      $11.861           0
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                               2003       $10.751      $13.238         938
                                                               2004       $13.238      $14.716         804
                                                               2005       $14.716      $15.729         752
                                                               2006       $15.729      $17.771         699
                                                               2007       $17.771      $17.745         667
                                                               2008       $17.745      $11.717         542
                                                               2009       $11.717      $14.165         271
                                                               2010       $14.165      $15.481          20
                                                               2011       $15.481      $14.740          18
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                               2004       $10.000      $11.054       4,384
                                                               2005       $11.054      $11.965       4,325
                                                               2006       $11.965      $12.230         562
                                                               2007       $12.230      $14.008         479
                                                               2008       $14.008       $7.254         481
                                                               2009        $7.254      $11.050          25
                                                               2010       $11.050      $13.700          23
                                                               2011       $13.700      $12.096          22
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                                                               2004       $10.000      $11.229       1,052
                                                               2005       $11.229      $12.286         975
                                                               2006       $12.286      $14.446         861
                                                               2007       $14.446      $15.174         788
                                                               2008       $15.174       $8.677         746
                                                               2009        $8.677      $11.767         338
                                                               2010       $11.767      $14.012          22
                                                               2011       $14.012      $13.775          19

219 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2004       $10.000      $11.223           0
                                                                   2005       $11.223      $12.261           0
                                                                   2006       $12.261      $14.408           0
                                                                   2007       $14.408      $15.119           0
                                                                   2008       $15.119       $8.627           0
                                                                   2009        $8.627      $11.694           0
                                                                   2010       $11.694      $13.919           0
                                                                   2011       $13.919      $13.671           0
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                                                                   2004       $10.000      $10.336           0
                                                                   2005       $10.336      $10.201         170
                                                                   2006       $10.201      $10.865         185
                                                                   2007       $10.865      $11.236         176
                                                                   2008       $11.236       $9.026         164
                                                                   2009        $9.026      $11.809         163
                                                                   2010       $11.809      $12.920         156
                                                                   2011       $12.920      $13.138         104
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                                                                   2004       $10.000      $10.884           0
                                                                   2005       $10.884      $11.340         318
                                                                   2006       $11.340      $12.665         344
                                                                   2007       $12.665      $13.164         329
                                                                   2008       $13.164       $9.146         305
                                                                   2009        $9.146      $11.224         304
                                                                   2010       $11.224      $13.014         290
                                                                   2011       $13.014      $12.108         193
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                                                                   2004       $10.000      $10.868           0
                                                                   2005       $10.868      $10.932         324
                                                                   2006       $10.932      $12.489       1,925
                                                                   2007       $12.489      $12.582       1,695
                                                                   2008       $12.582       $7.792       1,569
                                                                   2009        $7.792       $9.024         311
                                                                   2010        $9.024      $10.321         297
                                                                   2011       $10.321       $9.443         198
-----------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                                                                   2004       $10.000      $11.116           0
                                                                   2005       $11.116      $11.330           0
                                                                   2006       $11.330      $11.908           0
                                                                   2007       $11.908      $14.067           0
                                                                   2008       $14.067       $8.462           0
                                                                   2009        $8.462      $11.997           0
                                                                   2010       $11.997      $14.365           0
                                                                   2011       $14.365      $12.588           0

220 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.099           0
                                                              2005       $11.099      $11.701         307
                                                              2006       $11.701      $12.793       1,834
                                                              2007       $12.793      $12.533       1,614
                                                              2008       $12.533       $7.403       1,494
                                                              2009        $7.403       $9.131         294
                                                              2010        $9.131      $11.156         281
                                                              2011       $11.156      $10.432         187
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2003       $11.079      $12.981           0
                                                              2004       $12.981      $13.883         212
                                                              2005       $13.883      $14.021         526
                                                              2006       $14.021      $15.142         300
                                                              2007       $15.142      $15.262         285
                                                              2008       $15.262       $8.382         321
                                                              2009        $8.382       $9.928         304
                                                              2010        $9.928      $10.897         286
                                                              2011       $10.897      $10.657         273
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.214         995
                                                              2004       $12.214      $12.685       2,545
                                                              2005       $12.685      $12.958       2,564
                                                              2006       $12.958      $13.593         896
                                                              2007       $13.593      $15.074         792
                                                              2008       $15.074       $7.978         792
                                                              2009        $7.978      $11.203         355
                                                              2010       $11.203      $11.911          26
                                                              2011       $11.911      $11.444          23
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.084           0
                                                              2005       $10.084      $10.053           0
                                                              2006       $10.053      $10.277           0
                                                              2007       $10.277      $10.418           0
                                                              2008       $10.418       $6.183           0
                                                              2009        $6.183       $6.568           0
                                                              2010        $6.568       $7.119           0
                                                              2011        $7.119       $7.485           0
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2003       $10.056      $14.111           0
                                                              2004       $14.111      $16.340           0
                                                              2005       $16.340      $18.156           0
                                                              2006       $18.156      $20.759           0
                                                              2007       $20.759      $21.448           0
                                                              2008       $21.448      $12.465           0
                                                              2009       $12.465      $16.921           0
                                                              2010       $16.921      $19.072           0
                                                              2011       $19.072      $16.994           0

221 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                         2003       $11.218      $12.031           0
                                                                         2004       $11.218      $12.708       1,731
                                                                         2005       $12.708      $12.687       2,773
                                                                         2006       $12.687      $13.253       2,387
                                                                         2007       $13.253      $14.141       2,094
                                                                         2008       $14.141      $11.779       1,772
                                                                         2009       $11.779      $13.587         632
                                                                         2010       $13.587      $15.190         583
                                                                         2011       $15.190      $14.894         553
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                         2003       $11.702      $12.845           0
                                                                         2004       $12.845      $13.605         612
                                                                         2005       $13.605      $13.520       1,545
                                                                         2006       $13.520      $14.385         895
                                                                         2007       $14.385      $13.945         884
                                                                         2008       $13.945       $2.910       2,605
                                                                         2009        $2.910       $3.571       2,405
                                                                         2010        $3.571       $3.981       2,229
                                                                         2011        $3.981       $3.778       2,178
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                         2003       $10.436      $12.524       6,474
                                                                         2004       $12.524      $13.315       7,620
                                                                         2005       $13.315      $13.716       7,865
                                                                         2006       $13.716      $15.334       1,003
                                                                         2007       $15.334      $15.555         952
                                                                         2008       $15.555       $9.299         878
                                                                         2009        $9.299      $11.594         505
                                                                         2010       $11.594      $13.081         183
                                                                         2011       $13.081      $12.703         173
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2003       $10.686      $14.536         487
                                                                         2004       $14.536      $16.875         802
                                                                         2005       $16.875      $18.037         772
                                                                         2006       $18.037      $20.146         346
                                                                         2007       $20.146      $19.349         345
                                                                         2008       $19.349      $11.684         302
                                                                         2009       $11.684      $15.579          18
                                                                         2010       $15.579      $18.675          17
                                                                         2011       $18.675      $17.759          15

222 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                                                                 2003       $10.314      $12.283           0
                                                                 2004       $12.283      $14.289           0
                                                                 2005       $14.289      $15.589           0
                                                                 2006       $15.589      $15.596           0
                                                                 2007       $15.596      $16.107           0
                                                                 2008       $16.107       $7.968           0
                                                                 2009        $7.968      $10.266           0
                                                                 2010       $10.266      $12.716           0
                                                                 2011       $12.716      $12.491           0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                 2009       $10.000      $11.888           0
                                                                 2010       $11.888      $13.040           0
                                                                 2011       $13.040      $12.947           0
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                                 2003       $10.654      $11.977         427
                                                                 2004       $11.977      $12.625         712
                                                                 2005       $12.625      $12.791       1,171
                                                                 2006       $12.791      $13.946         820
                                                                 2007       $13.946      $13.712         807
                                                                 2008       $13.712       $7.918         453
                                                                 2009        $7.918       $9.689         415
                                                                 2010        $9.689      $10.460         398
                                                                 2011       $10.460      $10.472         370
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                 2003       $10.724      $12.324       6,221
                                                                 2004       $12.324      $13.098       9,245
                                                                 2005       $13.098      $13.650       9,405
                                                                 2006       $13.650      $15.007         202
                                                                 2007       $15.007      $15.046         193
                                                                 2008       $15.046       $9.772         184
                                                                 2009        $9.772      $12.871         156
                                                                 2010       $12.871      $14.379         145
                                                                 2011       $14.379      $13.949         139
---------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                 2003       $10.207      $11.204           0
                                                                 2004       $11.204      $11.691           0
                                                                 2005       $11.691      $12.893           0
                                                                 2006       $12.893      $12.910           0
                                                                 2007       $12.910      $12.499           0
                                                                 2008       $12.499      $10.096           0
                                                                 2009       $10.096      $12.392           0
                                                                 2010       $12.392      $12.369           0
                                                                 2011       $12.369      $11.907           0

223 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2003       $11.616      $13.935           0
                                                2004       $13.935      $16.506           0
                                                2005       $16.506      $17.459           0
                                                2006       $17.459      $21.606           0
                                                2007       $21.606      $25.240           0
                                                2008       $25.240      $17.089           0
                                                2009       $17.089      $17.871           0
                                                2010       $17.871      $17.728           0
                                                2011       $17.728      $16.336           0
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2003       $10.965      $13.387       7,904
                                                2004       $13.387      $14.490       8,998
                                                2005       $14.490      $14.853       9,101
                                                2006       $14.853      $16.772         738
                                                2007       $16.772      $15.349         772
                                                2008       $15.349       $9.165         381
                                                2009        $9.165      $11.589          24
                                                2010       $11.589      $12.912          24
                                                2011       $12.912      $11.995          22
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2003       $11.835      $13.228           0
                                                2004       $13.228      $14.244         686
                                                2005       $14.244      $14.306       1,015
                                                2006       $14.306      $15.403         295
                                                2007       $15.403      $15.421         282
                                                2008       $15.421      $11.106         241
                                                2009       $11.106      $16.248         187
                                                2010       $16.248      $18.049         173
                                                2011       $18.049      $17.892         162
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2003       $10.329      $10.351           0
                                                2004       $10.351      $10.530       1,298
                                                2005       $10.530      $10.500       1,361
                                                2006       $10.500      $10.692       1,743
                                                2007       $10.692      $10.957       1,505
                                                2008       $10.957       $8.120       1,393
                                                2009        $8.120      $11.600           0
                                                2010       $11.600      $12.415           0
                                                2011       $12.415      $12.699           0

224 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.548      $13.265       3,566
                                                   2004       $13.265      $15.015       4,094
                                                   2005       $15.015      $16.411       4,031
                                                   2006       $16.411      $20.419           0
                                                   2007       $20.419      $21.551           0
                                                   2008       $21.551      $11.766           0
                                                   2009       $11.766      $14.284           0
                                                   2010       $14.284      $15.309           0
                                                   2011       $15.309      $12.388           0
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.664      $12.878           0
                                                   2004       $12.878      $14.131           0
                                                   2005       $14.131      $14.978           0
                                                   2006       $14.978      $16.624           0
                                                   2007       $16.624      $15.354           0
                                                   2008       $15.354       $9.041           0
                                                   2009        $9.041      $11.522           0
                                                   2010       $11.522      $12.786           0
                                                   2011       $12.786      $12.461           0
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2003        $9.911       $9.767           0
                                                   2004        $9.767       $9.576       1,427
                                                   2005        $9.576       $9.565       1,494
                                                   2006        $9.565       $9.728           0
                                                   2007        $9.728       $9.928           0
                                                   2008        $9.928       $9.919           0
                                                   2009        $9.919       $9.682       1,043
                                                   2010        $9.682       $9.435       1,101
                                                   2011        $9.435       $9.192       1,053
-------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                                   2003       $10.951      $13.378       1,010
                                                   2004       $13.378      $14.375         937
                                                   2005       $14.375      $15.405         885
                                                   2006       $15.405      $16.291         859
                                                   2007       $16.291      $16.778         812
                                                   2008       $16.778      $10.010         442
                                                   2009       $10.010      $12.885          27
                                                   2010       $12.885      $15.006          46
                                                   2011       $15.006      $13.875          42
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2003       $11.292      $14.446           0
                                                   2004       $14.446      $16.244         421
                                                   2005       $16.244      $16.757         426
                                                   2006       $16.757      $18.938           0
                                                   2007       $18.938      $17.543           0
                                                   2008       $17.543       $9.439           0
                                                   2009        $9.439       $8.877           0

225 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                              2003       $10.813      $12.981           0
                                              2004       $12.981      $13.601           0
                                              2005       $13.601      $13.914           0
                                              2006       $13.914      $15.088           0
                                              2007       $15.088      $14.777           0
                                              2008       $14.777       $8.846           0
                                              2009        $8.846      $11.476           0
                                              2010       $11.476      $13.010           0
                                              2011       $13.010      $12.452           0
--------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                              2003       $10.770      $13.443       3,822
                                              2004       $13.443      $15.532       4,339
                                              2005       $15.532      $16.969       4,183
                                              2006       $16.969      $17.432       1,376
                                              2007       $17.432      $17.625       1,225
                                              2008       $17.625       $9.348       1,157
                                              2009        $9.348      $12.635          22
                                              2010       $12.635      $14.332           0
--------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                              2003       $10.551      $12.290       8,426
                                              2004       $12.290      $12.574          10
                                              2005       $12.574      $12.947      10,159
                                              2006       $12.947      $13.298       2,422
                                              2007       $13.298      $13.666       2,185
                                              2008       $13.666       $8.382       1,624
                                              2009        $8.382      $13.382          26
                                              2010       $13.382      $15.747          25
                                              2011       $15.747      $12.602          26
--------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                              2003       $12.258      $13.752           0
                                              2004       $13.752      $14.746         166
                                              2005       $14.746      $16.109         381
                                              2006       $16.109      $17.388         772
                                              2007       $17.388      $18.019         680
                                              2008       $18.019      $14.923         591
                                              2009       $14.923      $18.914         134
                                              2010       $18.914      $20.219         129
                                              2011       $20.219      $21.052         115
--------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                              2003       $10.000      $10.000           0
                                              2004       $10.000      $10.985           0
                                              2005       $10.985      $11.983           0
                                              2006       $11.983      $14.184           0
                                              2007       $14.184      $15.166           0
                                              2008       $15.166      $10.497           0
                                              2009       $10.497      $13.249           0
                                              2010       $13.249      $14.719           0
                                              2011       $14.719      $15.636           0

226 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS I
                                                                 2004       $10.000      $10.690         478
                                                                 2005       $10.690      $12.050         422
                                                                 2006       $12.050      $12.221         433
                                                                 2007       $12.221      $14.510         365
                                                                 2008       $14.510       $7.181         390
                                                                 2009        $7.181      $11.581         318
                                                                 2010       $11.581      $13.861           0
                                                                 2011       $13.861      $13.125           0
---------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS II
                                                                 2004       $10.000      $10.665       1,922
                                                                 2005       $10.665      $11.998       1,786
                                                                 2006       $11.998      $12.133           0
                                                                 2007       $12.133      $14.377           0
                                                                 2008       $14.377       $7.093           0
                                                                 2009        $7.093      $11.411           0
                                                                 2010       $11.411      $13.629           0
                                                                 2011       $13.629      $12.873           0
---------------------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                                 2006       $10.000       $9.766           0
                                                                 2007        $9.766      $11.662           0
                                                                 2008       $11.662       $6.041           0
                                                                 2009        $6.041       $9.261           0
                                                                 2010        $9.261      $11.933           0
                                                                 2011       $11.933      $10.790           0
---------------------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                                 2003       $10.000      $13.501           0
                                                                 2004       $13.501      $15.644           0
                                                                 2005       $15.644      $17.203           0
                                                                 2006       $17.203      $18.742         941
                                                                 2007       $18.742      $18.795         812
                                                                 2008       $18.795      $10.904         752
                                                                 2009       $10.904      $15.577           0
                                                                 2010       $15.577      $19.203           0
                                                                 2011       $19.203      $17.077           0
---------------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                                 2003       $11.351      $14.384           0
                                                                 2004       $14.384      $19.066         129
                                                                 2005       $19.066      $21.685         283
                                                                 2006       $21.685      $29.083         498
                                                                 2007       $29.083      $23.432         473
                                                                 2008       $23.432      $14.138         458
                                                                 2009       $14.138      $17.695         140
                                                                 2010       $17.695      $22.327         116
                                                                 2011       $22.327      $22.982         105

227 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.794       1,001
                                                     2005        $9.794       $9.773       2,515
                                                     2006        $9.773       $9.918       1,527
                                                     2007        $9.918      $10.090       1,438
                                                     2008       $10.090      $10.005         886
                                                     2009       $10.005       $9.756           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administrative expense charge of 0.19%.

228 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.256      101,761
                  2007       $10.256      $11.814       99,784
                  2008       $11.814       $6.649       90,797
                  2009        $6.649       $8.846       99,596
                  2010        $8.846      $10.158       64,871
                  2011       $10.158       $9.699       51,961
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.447            0
                  2007       $10.447      $11.123       18,543
                  2008       $11.123       $8.175       53,234
                  2009        $8.175       $9.952       38,273
                  2010        $9.952      $11.000       11,860
                  2011       $11.000      $10.757        1,960
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.477        1,372
                  2007       $10.477      $11.314        1,363
                  2008       $11.314       $7.467       18,158
                  2009        $7.467       $9.426       21,246
                  2010        $9.426      $10.584       33,341
                  2011       $10.584      $10.266       29,455
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.486            0
                  2007       $10.486      $11.438            0
                  2008       $11.438       $6.945        4,122
                  2009        $6.945       $8.948       13,145
                  2010        $8.948      $10.184        6,941
                  2011       $10.184       $9.719        2,791
----------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.338            0
                  2007       $10.338      $10.753        1,648
                  2008       $10.753       $9.430            0
                  2009        $9.430      $10.617            0
                  2010       $10.617      $11.183            0
                  2011       $11.183      $11.136            0
----------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000       $9.733        6,172
                  2007        $9.733      $11.690          943
                  2008       $11.690       $6.340          943
                  2009        $6.340       $8.993        5,951
                  2010        $8.993      $10.578        5,951
                  2011       $10.578      $10.436       11,908
----------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.809        1,419
                  2007       $10.809      $11.165        5,208
                  2008       $11.165       $6.890        5,044
                  2009        $6.890       $8.547        4,074
                  2010        $8.547       $9.630        3,945
                  2011        $9.630       $9.627        3,832

229 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000       $9.865        9,107
                  2007        $9.865      $11.173       16,959
                  2008       $11.173       $6.627       11,031
                  2009        $6.627       $9.096       13,667
                  2010        $9.096      $11.485       16,003
                  2011       $11.485      $10.056       12,699
----------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.849            0
                  2003       $10.849      $13.392       23,469
                  2004       $13.392      $14.549       42,275
                  2005       $14.549      $14.791       60,071
                  2006       $14.791      $16.961       48,538
                  2007       $16.961      $16.039       47,477
                  2008       $16.039      $10.215       27,395
                  2009       $10.215      $12.697       20,692
                  2010       $12.697      $14.549       20,350
                  2011       $14.549      $14.633       21,219
----------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                  2004       $10.000      $11.225       33,355
                  2005       $11.225      $11.202      174,991
                  2006       $11.202      $13.008      300,594
                  2007       $13.008      $13.254      326,039
                  2008       $13.254       $9.156      278,717
                  2009        $9.156      $12.194      223,569
                  2010       $12.194      $13.493      167,583
                  2011       $13.493      $13.568      153,471
----------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                  2004       $10.000      $10.520        1,205
                  2005       $10.520      $10.442      104,302
                  2006       $10.442      $11.373      133,393
                  2007       $11.373      $11.864       90,645
                  2008       $11.864       $7.628       76,526
                  2009        $7.628       $9.719       66,209
                  2010        $9.719      $10.652       52,884
                  2011       $10.652      $10.304       41,106
----------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.223            0
                  2003       $11.223      $14.563        7,677
                  2004       $14.563      $17.699       14,403
                  2005       $17.699      $18.907       38,744
                  2006       $18.907      $21.723       31,855
                  2007       $21.723      $20.824       28,468
                  2008       $20.824      $13.698       19,973
                  2009       $13.698      $17.375       17,774
                  2010       $17.375      $21.881       11,078
                  2011       $21.881      $20.682        9,661

230 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.533            0
                  2003       $11.533      $15.545            0
                  2004       $15.545      $17.018            0
                  2005       $17.018      $17.515            0
                  2006       $17.515      $18.698            0
                  2007       $18.698      $20.425            0
                  2008       $20.425      $11.535            0
                  2009       $11.535      $16.264            0
                  2010       $16.264      $20.386            0
                  2011       $20.386      $19.055            0
----------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                  2004       $10.000      $10.239        7,924
                  2005       $10.239      $10.298       84,783
                  2006       $10.298      $10.520       90,463
                  2007       $10.520      $11.014       63,048
                  2008       $11.014      $11.637       61,237
                  2009       $11.637      $11.783       49,183
                  2010       $11.783      $12.183       63,376
                  2011       $12.183      $12.646       59,574
----------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                  2006       $10.000      $11.004       40,999
                  2007       $11.004      $12.086       61,577
                  2008       $12.086       $8.492       48,349
                  2009        $8.492      $10.285       52,250
                  2010       $10.285      $11.308       49,980
                  2011       $11.308      $10.778       41,595
----------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.322            0
                  2003       $10.322      $12.687       13,840
                  2004       $12.687      $14.034       35,124
                  2005       $14.034      $15.238       96,633
                  2006       $15.238      $17.717      119,196
                  2007       $17.717      $18.004      108,493
                  2008       $18.004      $11.120       78,400
                  2009       $11.120      $13.765       61,652
                  2010       $13.765      $15.032       47,523
                  2011       $15.032      $14.610       41,084
----------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                  2002       $10.000      $11.231            0
                  2003       $11.231      $16.875        3,012
                  2004       $16.875      $20.668        8,722
                  2005       $20.668      $25.867       18,080
                  2006       $25.867      $32.542       17,441
                  2007       $32.542      $41.155       14,969
                  2008       $41.155      $19.115        7,214
                  2009       $19.115      $32.401        7,357
                  2010       $32.401      $37.417        6,635
                  2011       $37.417      $30.922        7,427

231 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.473            0
                  2003       $10.473      $13.599        7,819
                  2004       $13.599      $15.830       25,595
                  2005       $15.830      $17.129       72,793
                  2006       $17.129      $20.431       81,328
                  2007       $20.431      $23.164       69,029
                  2008       $23.164      $13.563       43,154
                  2009       $13.563      $18.255       29,389
                  2010       $18.255      $19.436       23,615
                  2011       $19.436      $17.058       18,159
----------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                  2002       $10.000      $10.719            0
                  2003       $10.719      $12.889            0
                  2004       $12.889      $14.524            0
                  2005       $14.524      $13.825            0
                  2006       $13.825      $15.313            0
                  2007       $15.313      $16.692            0
                  2008       $16.692      $17.410          952
                  2009       $17.410      $20.293        1,687
                  2010       $20.293      $22.810        1,730
                  2011       $22.810      $22.207        1,725
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                  2002       $10.000       $9.408            0
                  2003        $9.408      $13.874            0
                  2004       $13.874      $12.309       22,487
                  2005       $12.309      $13.013       17,612
                  2006       $13.013      $13.116       16,490
                  2007       $13.116      $15.024        9,192
                  2008       $15.024       $7.508        5,082
                  2009        $7.508      $12.214        4,116
                  2010       $12.214      $14.342        4,097
                  2011       $14.342      $13.186        4,311
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                  2004       $10.000      $11.328       35,103
                  2005       $11.328      $11.583      103,444
                  2006       $11.583      $13.202       96,241
                  2007       $13.202      $12.662       62,385
                  2008       $12.662       $7.983       38,316
                  2009        $7.983      $10.067       34,260
                  2010       $10.067      $11.439       27,134
                  2011       $11.439      $10.998       17,105

232 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                  2004       $10.000      $10.952       12,560
                  2005       $10.952      $11.550       29,686
                  2006       $11.550      $12.771       72,485
                  2007       $12.771      $12.962       66,971
                  2008       $12.962       $9.843       44,327
                  2009        $9.843      $11.841       27,589
                  2010       $11.841      $13.028       21,104
                  2011       $13.028      $12.629       15,249
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                  2002       $10.000      $10.650            0
                  2003       $10.650      $13.355       36,801
                  2004       $13.355      $14.968       81,112
                  2005       $14.968      $16.129      100,032
                  2006       $16.129      $18.372       88,795
                  2007       $18.372      $18.497       52,886
                  2008       $18.497      $12.314       39,008
                  2009       $12.314      $15.009       36,554
                  2010       $15.009      $16.538       26,125
                  2011       $16.538      $15.875       24,807
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                  2004       $10.000      $11.115        6,523
                  2005       $11.115      $12.129        6,398
                  2006       $12.129      $12.499        2,041
                  2007       $12.499      $14.435        1,940
                  2008       $14.435       $7.537          212
                  2009        $7.537      $11.574            0
                  2010       $11.574      $14.468            0
                  2011       $14.468      $12.879            0
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                  2004       $10.000      $11.291        9,030
                  2005       $11.291      $12.455       11,341
                  2006       $12.455      $14.764        5,289
                  2007       $14.764      $15.636        5,082
                  2008       $15.636       $9.015        3,220
                  2009        $9.015      $12.325        2,743
                  2010       $12.325      $14.797        1,973
                  2011       $14.797      $14.667        1,131
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                  2004       $10.000      $11.284        3,401
                  2005       $11.284      $12.429       11,785
                  2006       $12.429      $14.725       12,220
                  2007       $14.725      $15.580       18,366
                  2008       $15.580       $8.963       13,037
                  2009        $8.963      $12.250       10,552
                  2010       $12.250      $14.699        6,254
                  2011       $14.699      $14.556        7,290

233 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                  2004       $10.000      $10.357          494
                  2005       $10.357      $10.305       43,664
                  2006       $10.305      $11.066      133,264
                  2007       $11.066      $11.539       47,660
                  2008       $11.539       $9.345       37,334
                  2009        $9.345      $12.327       38,088
                  2010       $12.327      $13.597       28,215
                  2011       $13.597      $13.940       31,300
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                  2004       $10.000      $10.906        2,629
                  2005       $10.906      $11.456        8,148
                  2006       $11.456      $12.899       21,461
                  2007       $12.899      $13.519       15,659
                  2008       $13.519       $9.470       12,046
                  2009        $9.470      $11.716       10,791
                  2010       $11.716      $13.696        8,367
                  2011       $13.696      $12.847        7,241
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                  2004       $10.000      $10.891        4,338
                  2005       $10.891      $11.043       52,475
                  2006       $11.043      $12.720       72,238
                  2007       $12.720      $12.920       83,465
                  2008       $12.920       $8.067       53,957
                  2009        $8.067       $9.420       48,170
                  2010        $9.420      $10.862       32,228
                  2011       $10.862      $10.020       28,704
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                  2004       $10.000      $11.139            0
                  2005       $11.139      $11.446       15,159
                  2006       $11.446      $12.129       25,731
                  2007       $12.129      $14.445       27,856
                  2008       $14.445       $8.761       14,051
                  2009        $8.761      $12.523       12,260
                  2010       $12.523      $15.119       10,688
                  2011       $15.119      $13.356        7,617
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                  2004       $10.000      $11.122        4,630
                  2005       $11.122      $11.821       79,110
                  2006       $11.821      $13.030       79,065
                  2007       $13.030      $12.870       64,917
                  2008       $12.870       $7.665       38,093
                  2009        $7.665       $9.531       33,322
                  2010        $9.531      $11.741       17,564
                  2011       $11.741      $11.069       16,093

234 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.694            0
                  2003       $10.694      $13.095        7,233
                  2004       $13.095      $14.121       19,314
                  2005       $14.121      $14.378       17,516
                  2006       $14.378      $15.654       16,614
                  2007       $15.654      $15.909       14,185
                  2008       $15.909       $8.809       14,356
                  2009        $8.809      $10.520       13,002
                  2010       $10.520      $11.642       11,032
                  2011       $11.642      $11.478        8,941
----------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                  2003       $10.000      $12.281       19,650
                  2004       $12.281      $12.859      139,232
                  2005       $12.859      $13.244      113,526
                  2006       $13.244      $14.006      109,153
                  2007       $14.006      $15.661       94,498
                  2008       $15.661       $8.357       65,749
                  2009        $8.357      $11.831       57,828
                  2010       $11.831      $12.682       44,855
                  2011       $12.682      $12.284       40,237
----------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                  2004       $10.000      $10.105        1,761
                  2005       $10.105      $10.156       21,259
                  2006       $10.156      $10.467       56,610
                  2007       $10.467      $10.699      113,131
                  2008       $10.699       $6.402       91,674
                  2009        $6.402       $6.856       87,991
                  2010        $6.856       $7.493       78,060
                  2011        $7.493       $7.942       54,983
----------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.146            0
                  2003       $10.146      $14.235        3,483
                  2004       $14.235      $16.620       69,433
                  2005       $16.620      $18.618       13,925
                  2006       $18.618      $21.461       30,533
                  2007       $21.461      $22.357       27,024
                  2008       $22.357      $13.101       20,192
                  2009       $13.101      $17.930       16,803
                  2010       $17.930      $20.374        7,600
                  2011       $20.374      $18.304        7,048

235 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.549            0
                                                                         2003       $10.549      $12.138       36,470
                                                                         2004       $12.138      $12.926       76,890
                                                                         2005       $12.926      $13.010      181,853
                                                                         2006       $13.010      $13.702      176,737
                                                                         2007       $13.702      $14.741      153,933
                                                                         2008       $14.741      $12.380      136,040
                                                                         2009       $12.380      $14.396      130,323
                                                                         2010       $14.396      $16.227      107,136
                                                                         2011       $16.227      $16.041       75,300
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.659            0
                                                                         2003       $10.659      $12.959       14,596
                                                                         2004       $12.959      $13.838       24,084
                                                                         2005       $13.838      $13.864       34,147
                                                                         2006       $13.864      $14.873       29,168
                                                                         2007       $14.873      $14.536       21,030
                                                                         2008       $14.536       $3.059       19,862
                                                                         2009        $3.059       $3.784       14,854
                                                                         2010        $3.784       $4.252       12,859
                                                                         2011        $4.252       $4.070       11,497
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                         2002       $10.000      $10.175        3,180
                                                                         2003       $10.175      $12.635       20,820
                                                                         2004       $12.635      $13.543       44,796
                                                                         2005       $13.543      $14.065      136,243
                                                                         2006       $14.065      $15.853      129,358
                                                                         2007       $15.853      $16.214      110,198
                                                                         2008       $16.214       $9.773       75,153
                                                                         2009        $9.773      $12.285       57,942
                                                                         2010       $12.285      $13.974       45,608
                                                                         2011       $13.974      $13.681       37,046
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA--SERVICE
 SHARES
                                                                         2002       $10.000      $10.351            0
                                                                         2003       $10.351      $14.664        7,755
                                                                         2004       $14.664      $17.164       16,016
                                                                         2005       $17.164      $18.496       42,092
                                                                         2006       $18.496      $20.828       43,420
                                                                         2007       $20.828      $20.169       27,811
                                                                         2008       $20.169      $12.279       20,348
                                                                         2009       $12.279      $16.508       17,669
                                                                         2010       $16.508      $19.950       10,854
                                                                         2011       $19.950      $19.127        9,327

236 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                  2002       $10.000      $10.058           0
                  2003       $10.058      $12.391       5,954
                  2004       $12.391      $14.534      15,708
                  2005       $14.534      $15.986      22,636
                  2006       $15.986      $16.124      30,216
                  2007       $16.124      $16.790      24,958
                  2008       $16.790       $8.374      17,093
                  2009        $8.374      $10.878      17,358
                  2010       $10.878      $13.585      12,134
                  2011       $13.585      $13.454      11,757
----------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                  2009       $10.000      $12.596      35,900
                  2010       $12.596      $13.931      35,611
                  2011       $13.931      $13.945      25,706
----------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                  2002       $10.000      $10.512       3,141
                  2003       $10.512      $12.083      17,937
                  2004       $12.083      $12.841      19,997
                  2005       $12.841      $13.117      34,620
                  2006       $13.117      $14.418      30,252
                  2007       $14.418      $14.294      26,289
                  2008       $14.294       $8.321      11,149
                  2009        $8.321      $10.266      10,936
                  2010       $10.266      $11.174      10,517
                  2011       $11.174      $11.279       9,753
----------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                  2002       $10.000      $10.386           0
                  2003       $10.386      $12.433           0
                  2004       $12.433      $13.323         373
                  2005       $13.323      $13.997      19,300
                  2006       $13.997      $15.515      50,392
                  2007       $15.515      $15.684      83,907
                  2008       $15.684      $10.270      76,177
                  2009       $10.270      $13.637      61,582
                  2010       $13.637      $15.361      55,636
                  2011       $15.361      $15.023      46,183
----------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                  2002       $10.000       $9.722           0
                  2003        $9.722      $11.303       1,277
                  2004       $11.303      $11.892       1,832
                  2005       $11.892      $13.221       1,747
                  2006       $13.221      $13.348       1,825
                  2007       $13.348      $13.029       1,961
                  2008       $13.029      $10.611         139
                  2009       $10.611      $13.130           0
                  2010       $13.130      $13.214           0
                  2011       $13.214      $12.825           0

237 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                  2002       $10.000      $11.467            0
                  2003       $11.467      $14.058        3,216
                  2004       $14.058      $16.789        3,706
                  2005       $16.789      $17.903        3,557
                  2006       $17.903      $22.337        3,442
                  2007       $22.337      $26.310        3,165
                  2008       $26.310      $17.960           43
                  2009       $17.960      $18.936           50
                  2010       $18.936      $18.938           52
                  2011       $18.938      $17.594           56
----------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                  2002       $10.000      $10.796            0
                  2003       $10.796      $13.506       13,936
                  2004       $13.506      $14.738       20,681
                  2005       $14.738      $15.231       29,879
                  2006       $15.231      $17.340       36,373
                  2007       $17.340      $15.999       25,411
                  2008       $15.999       $9.632       12,393
                  2009        $9.632      $12.280       10,381
                  2010       $12.280      $13.794       10,965
                  2011       $13.794      $12.919       11,289
----------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                  2002       $10.000      $10.738            0
                  2003       $10.738      $13.345      363,012
                  2004       $13.345      $14.488       53,015
                  2005       $14.488      $14.670       49,391
                  2006       $14.670      $15.925       43,697
                  2007       $15.925      $16.075       35,867
                  2008       $16.075      $11.672       24,451
                  2009       $11.672      $17.216       22,798
                  2010       $17.216      $19.282       11,273
                  2011       $19.282      $19.270        9,895
----------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                  2002       $10.000      $10.183            0
                  2003       $10.183      $10.443      163,346
                  2004       $10.443      $10.711       94,571
                  2005       $10.711      $10.768      149,423
                  2006       $10.768      $11.054      159,430
                  2007       $11.054      $11.422      132,584
                  2008       $11.422       $8.533       91,416
                  2009        $8.533      $12.291       87,147
                  2010       $12.291      $13.262       69,943
                  2011       $13.262      $13.677       55,962

238 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                  2002       $10.000      $10.602            0
                  2003       $10.602      $13.383      228,069
                  2004       $13.383      $15.272      171,334
                  2005       $15.272      $16.829       53,857
                  2006       $16.829      $21.110       54,094
                  2007       $21.110      $22.464       55,076
                  2008       $22.464      $12.365       33,330
                  2009       $12.365      $15.135       30,099
                  2010       $15.135      $16.355       25,046
                  2011       $16.355      $13.342       18,531
----------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                  2002       $10.000      $10.405            0
                  2003       $10.405      $12.992        5,187
                  2004       $12.992      $14.373        4,353
                  2005       $14.373      $15.359        4,774
                  2006       $15.359      $17.187       54,996
                  2007       $17.187      $16.005       35,019
                  2008       $16.005       $9.502        7,451
                  2009        $9.502      $12.209        5,658
                  2010       $12.209      $13.659        5,763
                  2011       $13.659      $13.421        2,924
----------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                  2002       $10.000       $9.983        4,006
                  2003        $9.983       $9.853      776,190
                  2004        $9.853       $9.741      571,779
                  2005        $9.741       $9.809      283,085
                  2006        $9.809      $10.057      213,854
                  2007       $10.057      $10.349      342,086
                  2008       $10.349      $10.424      324,791
                  2009       $10.424      $10.259      309,668
                  2010       $10.259      $10.079      139,474
                  2011       $10.079       $9.900      108,589
----------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                  2002       $10.000      $10.377            0
                  2003       $10.377      $13.497        3,291
                  2004       $13.497      $14.621        3,402
                  2005       $14.621      $15.797          233
                  2006       $15.797      $16.843          234
                  2007       $16.843      $17.489          168
                  2008       $17.489      $10.521            0
                  2009       $10.521      $13.653            0
                  2010       $13.653      $16.031        2,373
                  2011       $16.031      $14.944        2,372

239 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                  2002       $10.000      $11.202           0
                  2003       $11.202      $14.574       6,517
                  2004       $14.574      $16.522      18,620
                  2005       $16.522      $17.183      71,713
                  2006       $17.183      $19.579      74,753
                  2007       $19.579      $18.286      63,253
                  2008       $18.286       $9.921      39,738
                  2009        $9.921       $9.338           0
----------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                  2002       $10.000      $10.640           0
                  2003       $10.640      $13.096       5,620
                  2004       $13.096      $13.834       6,279
                  2005       $13.834      $14.268       1,616
                  2006       $14.268      $15.599       1,566
                  2007       $15.599      $15.403       1,499
                  2008       $15.403       $9.296         534
                  2009        $9.296      $12.160         509
                  2010       $12.160      $13.898         719
                  2011       $13.898      $13.411         686
----------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                  2002       $10.000      $10.370           0
                  2003       $10.370      $13.562       2,975
                  2004       $13.562      $15.798       2,606
                  2005       $15.798      $17.401       2,301
                  2006       $17.401      $18.022       3,112
                  2007       $18.022      $18.372       1,127
                  2008       $18.372       $9.825         273
                  2009        $9.825      $13.388         267
                  2010       $13.388      $15.277           0
----------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                  2002       $10.000      $10.107           0
                  2003       $10.107      $12.398      27,311
                  2004       $12.398      $12.789      27,234
                  2005       $12.789      $13.276      34,981
                  2006       $13.276      $13.748      33,560
                  2007       $13.748      $14.246      25,420
                  2008       $14.246       $8.809      15,219
                  2009        $8.809      $14.180      14,031
                  2010       $14.180      $16.823      19,786
                  2011       $16.823      $13.573      23,049

240 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                  2002       $10.000      $11.057            0
                  2003       $11.057      $13.874            0
                  2004       $13.874      $14.999        6,120
                  2005       $14.999      $16.519       10,110
                  2006       $16.519      $17.977       14,849
                  2007       $17.977      $18.782       10,381
                  2008       $18.782      $15.683        7,102
                  2009       $15.683      $20.040        6,200
                  2010       $20.040      $21.599        4,048
                  2011       $21.599      $22.674        7,999
----------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                  2003       $10.000      $10.000            0
                  2004       $10.000      $11.075       24,900
                  2005       $11.075      $12.180       47,188
                  2006       $12.180      $14.536      101,345
                  2007       $14.536      $15.670       83,710
                  2008       $15.670      $10.936       58,984
                  2009       $10.936      $13.915       55,696
                  2010       $13.915      $15.586       42,266
                  2011       $15.586      $16.693       36,346
----------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS I
                  2004       $10.000      $10.749       18,791
                  2005       $10.749      $12.215       16,554
                  2006       $12.215      $12.490       10,996
                  2007       $12.490      $14.952       10,166
                  2008       $14.952       $7.461        2,938
                  2009        $7.461      $12.131        3,621
                  2010       $12.131      $14.638        1,574
                  2011       $14.638      $13.974        3,159
----------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS II
                  2004       $10.000      $10.723       10,867
                  2005       $10.723      $12.162       12,616
                  2006       $12.162      $12.400       13,657
                  2007       $12.400      $14.815        6,253
                  2008       $14.815       $7.370        7,839
                  2009        $7.370      $11.953        4,708
                  2010       $11.953      $14.394        4,856
                  2011       $14.394      $13.707        4,385
----------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                  2006       $10.000       $9.820       22,302
                  2007        $9.820      $11.823       30,094
                  2008       $11.823       $6.175       19,376
                  2009        $6.175       $9.544       17,313
                  2010        $9.544      $12.398       19,532
                  2011       $12.398      $11.303       13,370

241 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.6

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                  2003       $10.000      $13.575          504
                  2004       $13.575      $15.858        1,901
                  2005       $15.858      $17.582        1,861
                  2006       $17.582      $19.312        5,220
                  2007       $19.312      $19.526        4,232
                  2008       $19.526      $11.422        2,737
                  2009       $11.422      $16.450        5,060
                  2010       $16.450      $20.446        3,421
                  2011       $20.446      $18.331        3,341
----------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                  2002       $10.000      $10.698            0
                  2003       $10.698      $14.511        6,427
                  2004       $14.511      $19.392       23,013
                  2005       $19.392      $22.236       24,523
                  2006       $22.236      $30.066       29,901
                  2007       $30.066      $24.425       16,406
                  2008       $24.425      $14.859       12,296
                  2009       $14.859      $18.750       12,283
                  2010       $18.750      $23.852        6,595
                  2011       $23.852      $24.753        5,862
----------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                  2003       $10.000      $10.000            0
                  2004       $10.000       $9.875      113,071
                  2005        $9.875       $9.934      251,605
                  2006        $9.934      $10.164      133,457
                  2007       $10.164      $10.426      137,828
                  2008       $10.426      $10.422      135,319
                  2009       $10.422      $10.243            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.19%.

242 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.193         0
                  2007       $10.193      $11.633         0
                  2008       $11.633       $6.487         0
                  2009        $6.487       $8.551         0
                  2010        $8.551       $9.730         0
                  2011        $9.730       $9.205         0
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.383         0
                  2007       $10.383      $10.953         0
                  2008       $10.953       $7.976         0
                  2009        $7.976       $9.620         0
                  2010        $9.620      $10.536         0
                  2011       $10.536      $10.210         0
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.412         0
                  2007       $10.412      $11.141         0
                  2008       $11.141       $7.285         0
                  2009        $7.285       $9.113         0
                  2010        $9.113      $10.138         0
                  2011       $10.138       $9.744         0
----------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.421         0
                  2007       $10.421      $11.263         0
                  2008       $11.263       $6.776         0
                  2009        $6.776       $8.650         0
                  2010        $8.650       $9.755         0
                  2011        $9.755       $9.224         0
----------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.274         0
                  2007       $10.274      $10.588         0
                  2008       $10.588       $9.200         0
                  2009        $9.200      $10.263         0
                  2010       $10.263      $10.712         0
                  2011       $10.712      $10.569         0
----------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000       $9.673         0
                  2007        $9.673      $11.511         0
                  2008       $11.511       $6.186         0
                  2009        $6.186       $8.694         0
                  2010        $8.694      $10.133         0
                  2011       $10.133       $9.905         0

243 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000      $10.742          0
                  2007       $10.742      $10.994          0
                  2008       $10.994       $6.722          0
                  2009        $6.722       $8.262          0
                  2010        $8.262       $9.224          0
                  2011        $9.224       $9.137          0
----------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                  2006       $10.000       $9.804          0
                  2007        $9.804      $11.002          0
                  2008       $11.002       $6.465          0
                  2009        $6.465       $8.793          0
                  2010        $8.793      $11.001          0
                  2011       $11.001       $9.544          0
----------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                  2003       $10.669      $13.259        576
                  2004       $13.259      $14.271        539
                  2005       $14.271      $14.377        540
                  2006       $14.377      $16.335        497
                  2007       $16.335      $15.304        510
                  2008       $15.304       $9.658        443
                  2009        $9.658      $11.894        470
                  2010       $11.894      $13.505        445
                  2011       $13.505      $13.459        397
----------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                  2004       $10.000      $11.156          0
                  2005       $11.156      $11.031          0
                  2006       $11.031      $12.693          0
                  2007       $12.693      $12.814          0
                  2008       $12.814       $8.771          0
                  2009        $8.771      $11.574          0
                  2010       $11.574      $12.690          0
                  2011       $12.690      $12.644          0
----------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                  2004       $10.000      $10.496          0
                  2005       $10.496      $10.323          0
                  2006       $10.323      $11.140          0
                  2007       $11.140      $11.514          0
                  2008       $11.514       $7.336          0
                  2009        $7.336       $9.261          0
                  2010        $9.261      $10.056          0
                  2011       $10.056       $9.639          0

244 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                  2003       $11.008      $14.417         722
                  2004       $14.417      $17.361         641
                  2005       $17.361      $18.377         630
                  2006       $18.377      $20.921         622
                  2007       $20.921      $19.871         640
                  2008       $19.871      $12.951         547
                  2009       $12.951      $16.277         553
                  2010       $16.277      $20.310         499
                  2011       $20.310      $19.022         465
----------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                  2003       $11.788      $15.390           0
                  2004       $15.390      $16.694           0
                  2005       $16.694      $17.024           0
                  2006       $17.024      $18.007           0
                  2007       $18.007      $19.490           0
                  2008       $19.490      $10.905           0
                  2009       $10.905      $15.236           0
                  2010       $15.236      $18.923           0
                  2011       $18.923      $17.525           0
----------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                  2004       $10.000      $10.176       1,084
                  2005       $10.176      $10.141       1,084
                  2006       $10.141      $10.265       1,084
                  2007       $10.265      $10.648       1,084
                  2008       $10.648      $11.148       1,084
                  2009       $11.148      $11.184       1,084
                  2010       $11.184      $11.458       1,034
                  2011       $11.458      $11.784         976
----------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                  2006       $10.000      $10.936           0
                  2007       $10.936      $11.901           0
                  2008       $11.901       $8.285           0
                  2009        $8.285       $9.942           0
                  2010        $9.942      $10.832           0
                  2011       $10.832      $10.229           0
----------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                  2003       $10.569      $12.560       1,429
                  2004       $12.560      $13.766       1,378
                  2005       $13.766      $14.811       1,332
                  2006       $14.811      $17.063       1,250
                  2007       $17.063      $17.179       1,203
                  2008       $17.179      $10.513       1,070
                  2009       $10.513      $12.895       1,132
                  2010       $12.895      $13.953       1,133
                  2011       $13.953      $13.437       1,072

245 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                  2003       $11.642      $16.706          0
                  2004       $16.706      $20.275          0
                  2005       $20.275      $25.143          0
                  2006       $25.143      $31.342          0
                  2007       $31.342      $39.272          0
                  2008       $39.272      $18.073          0
                  2009       $18.073      $30.353          0
                  2010       $30.353      $34.732          0
                  2011       $34.732      $28.440          0
----------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                  2003       $10.348      $13.463          0
                  2004       $13.463      $15.528        608
                  2005       $15.528      $16.649        608
                  2006       $16.649      $19.677        608
                  2007       $19.677      $22.104        608
                  2008       $22.104      $12.824        608
                  2009       $12.824      $17.101        608
                  2010       $17.101      $18.041        580
                  2011       $18.041      $15.689        547
----------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                  2003       $10.550      $12.760          0
                  2004       $12.760      $14.247          0
                  2005       $14.247      $13.438          0
                  2006       $13.438      $14.747          0
                  2007       $14.747      $15.927          0
                  2008       $15.927      $16.461          0
                  2009       $16.461      $19.011          0
                  2010       $19.011      $21.173          0
                  2011       $21.173      $20.425          0
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                  2003        $9.898      $11.621          0
                  2004       $11.621      $12.075          0
                  2005       $12.075      $12.648          0
                  2006       $12.648      $12.632          0
                  2007       $12.632      $14.336          0
                  2008       $14.336       $7.098          0
                  2009        $7.098      $11.441          0
                  2010       $11.441      $13.312          0
                  2011       $13.312      $12.127          0

246 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                  2004       $10.000      $11.258           0
                  2005       $11.258      $11.407           0
                  2006       $11.407      $12.882           0
                  2007       $12.882      $12.242           0
                  2008       $12.242       $7.647           0
                  2009        $7.647       $9.555           0
                  2010        $9.555      $10.758           0
                  2011       $10.758      $10.248           0
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                  2004       $10.000      $10.885           0
                  2005       $10.885      $11.374           0
                  2006       $11.374      $12.461           0
                  2007       $12.461      $12.532           0
                  2008       $12.532       $9.429           0
                  2009        $9.429      $11.238           0
                  2010       $11.238      $12.252           0
                  2011       $12.252      $11.768           0
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                  2003       $10.754      $13.221       1,365
                  2004       $13.221      $14.683       1,280
                  2005       $14.683      $15.677       1,227
                  2006       $15.677      $17.694       1,195
                  2007       $17.694      $17.650       1,156
                  2008       $17.650      $11.643         961
                  2009       $11.643      $14.061       1,028
                  2010       $14.061      $15.351       1,037
                  2011       $15.351      $14.601         981
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                  2004       $10.000      $11.047           0
                  2005       $11.047      $11.945           0
                  2006       $11.945      $12.197           0
                  2007       $12.197      $13.955           0
                  2008       $13.955       $7.219           0
                  2009        $7.219      $10.986           0
                  2010       $10.986      $13.606           0
                  2011       $13.606      $12.001           0
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
                  2004       $10.000      $11.222       1,693
                  2005       $11.222      $12.265       1,587
                  2006       $12.265      $14.407       1,479
                  2007       $14.407      $15.117       1,356
                  2008       $15.117       $8.636       1,302
                  2009        $8.636      $11.698       1,256
                  2010       $11.698      $13.916       1,147
                  2011       $13.916      $13.667       1,048

247 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                  2004       $10.000      $11.215         0
                  2005       $11.215      $12.240         0
                  2006       $12.240      $14.369         0
                  2007       $14.369      $15.063         0
                  2008       $15.063       $8.586         0
                  2009        $8.586      $11.626         0
                  2010       $11.626      $13.824         0
                  2011       $13.824      $13.564         0
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--BOND-DEBENTURE PORTFOLIO
                  2004       $10.000      $10.334         0
                  2005       $10.334      $10.188         0
                  2006       $10.188      $10.840         0
                  2007       $10.840      $11.199         0
                  2008       $11.199       $8.987         0
                  2009        $8.987      $11.745         0
                  2010       $11.745      $12.837         0
                  2011       $12.837      $13.040         0
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--FUNDAMENTAL EQUITY PORTFOLIO
                  2004       $10.000      $10.881         0
                  2005       $10.881      $11.326         0
                  2006       $11.326      $12.636         0
                  2007       $12.636      $13.120         0
                  2008       $13.120       $9.107         0
                  2009        $9.107      $11.163         0
                  2010       $11.163      $12.930         0
                  2011       $12.930      $12.018         0
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO
                  2004       $10.000      $10.866         0
                  2005       $10.866      $10.918         0
                  2006       $10.918      $12.460         0
                  2007       $12.460      $12.540         0
                  2008       $12.540       $7.758         0
                  2009        $7.758       $8.975         0
                  2010        $8.975      $10.255         0
                  2011       $10.255       $9.373         0
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--GROWTH OPPORTUNITIES PORTFOLIO
                  2004       $10.000      $11.113         0
                  2005       $11.113      $11.315         0
                  2006       $11.315      $11.881         0
                  2007       $11.881      $14.020         0
                  2008       $14.020       $8.425         0
                  2009        $8.425      $11.932         0
                  2010       $11.932      $14.273         0
                  2011       $14.273      $12.494         0

248 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.--MID-CAP VALUE PORTFOLIO
                  2004       $10.000      $11.096           0
                  2005       $11.096      $11.686           0
                  2006       $11.686      $12.764           0
                  2007       $12.764      $12.491           0
                  2008       $12.491       $7.371           0
                  2009        $7.371       $9.081           0
                  2010        $9.081      $11.085           0
                  2011       $11.085      $10.354           0
----------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                  2003       $11.073      $12.964           0
                  2004       $12.964      $13.851           0
                  2005       $13.851      $13.975           0
                  2006       $13.975      $15.077           0
                  2007       $15.077      $15.180           0
                  2008       $15.180       $8.329           0
                  2009        $8.329       $9.855           0
                  2010        $9.855      $10.806           0
                  2011       $10.806      $10.556           0
----------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                  2003       $10.000      $12.206       1,456
                  2004       $12.206      $12.663       1,465
                  2005       $12.663      $12.923       1,481
                  2006       $12.923      $13.542       1,540
                  2007       $13.542      $15.002       1,366
                  2008       $15.002       $7.932       1,376
                  2009        $7.932      $11.127       1,339
                  2010       $11.127      $11.818       1,329
                  2011       $11.818      $11.342       1,218
----------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                  2004       $10.000      $10.082           0
                  2005       $10.082      $10.040           0
                  2006       $10.040      $10.253           0
                  2007       $10.253      $10.384           0
                  2008       $10.384       $6.156           0
                  2009        $6.156       $6.532           0
                  2010        $6.532       $7.074           0
                  2011        $7.074       $7.430           0
----------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                  2003       $10.051      $14.093           0
                  2004       $14.093      $16.303           0
                  2005       $16.303      $18.097           0
                  2006       $18.097      $20.669           0
                  2007       $20.669      $21.333           0
                  2008       $21.333      $12.386           0
                  2009       $12.386      $16.796           0
                  2010       $16.796      $18.912           0
                  2011       $18.912      $16.834           0

249 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
                                                                  2003       $11.212      $12.016          57
                                                                  2004       $12.016      $12.679          56
                                                                  2005       $12.679      $12.645          56
                                                                  2006       $12.645      $13.196          56
                                                                  2007       $13.196      $14.066          52
                                                                  2008       $14.066      $11.705          36
                                                                  2009       $11.705      $13.486          35
                                                                  2010       $13.486      $15.063          31
                                                                  2011       $15.063      $14.754          28
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                  2003       $10.695      $12.829           0
                                                                  2004       $12.829      $13.574           0
                                                                  2005       $13.574      $13.475           0
                                                                  2006       $13.475      $14.324           0
                                                                  2007       $14.324      $13.871           0
                                                                  2008       $13.871       $2.892           0
                                                                  2009        $2.892       $3.544           0
                                                                  2010        $3.544       $3.947           0
                                                                  2011        $3.947       $3.743           0
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA--SERVICE SHARES
                                                                  2003       $10.431      $12.508       1,423
                                                                  2004       $12.508      $13.285       2,527
                                                                  2005       $13.285      $13.671       2,532
                                                                  2006       $13.671      $15.268       2,503
                                                                  2007       $15.268      $15.472       2,445
                                                                  2008       $15.472       $9.240       2,345
                                                                  2009        $9.240      $11.508       2,391
                                                                  2010       $11.508      $12.971       2,287
                                                                  2011       $12.971      $12.583       2,563
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA--SERVICE
 SHARES FORMERLY, OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/
 VA--SERVICE SHARES
                                                                  2003       $10.680      $14.518           0
                                                                  2004       $14.518      $16.837           0
                                                                  2005       $16.837      $17.977           0
                                                                  2006       $17.977      $20.060           0
                                                                  2007       $20.060      $19.245           0
                                                                  2008       $19.245      $11.610           0
                                                                  2009       $11.610      $15.464           0
                                                                  2010       $15.464      $18.518           0
                                                                  2011       $18.518      $17.591           0

250 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
                  2003       $10.308      $12.267          0
                  2004       $12.267      $14.257          0
                  2005       $14.257      $15.538          0
                  2006       $15.538      $15.529          0
                  2007       $15.529      $16.021          0
                  2008       $16.021       $7.917          0
                  2009        $7.917      $10.190          0
                  2010       $10.190      $12.609          0
                  2011       $12.609      $12.374          0
----------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                  2009       $10.000      $11.800          0
                  2010       $11.800      $12.930          0
                  2011       $12.930      $12.825          0
----------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                  2003       $10.649      $11.963          0
                  2004       $11.963      $12.596        911
                  2005       $12.596      $12.749        960
                  2006       $12.749      $13.886        982
                  2007       $13.886      $13.639        981
                  2008       $13.639       $7.867        891
                  2009        $7.867       $9.617        957
                  2010        $9.617      $10.372        978
                  2011       $10.372      $10.373        891
----------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                  2003       $10.717      $12.309          0
                  2004       $12.309      $13.069          0
                  2005       $13.069      $13.605          0
                  2006       $13.605      $14.943          0
                  2007       $14.943      $14.966          0
                  2008       $14.966       $9.710          0
                  2009        $9.710      $12.776          0
                  2010       $12.776      $14.258          0
                  2011       $14.258      $13.818          0
----------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                  2003       $10.201      $11.190          0
                  2004       $11.190      $11.665          0
                  2005       $11.665      $12.850          0
                  2006       $12.850      $12.855          0
                  2007       $12.855      $12.432          0
                  2008       $12.432      $10.032          0
                  2009       $10.032      $12.300          0
                  2010       $12.300      $12.265          0
                  2011       $12.265      $11.795          0

251 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                  2003       $11.450      $13.937           0
                  2004       $13.937      $16.469          44
                  2005       $16.469      $17.401          41
                  2006       $17.401      $21.512          35
                  2007       $21.512      $25.106          28
                  2008       $25.106      $16.981          25
                  2009       $16.981      $17.740          27
                  2010       $17.740      $17.579          27
                  2011       $17.579      $16.182          26
----------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                  2003       $10.958      $13.370       1,360
                  2004       $13.370      $14.457       2,340
                  2005       $14.457      $14.804       2,355
                  2006       $14.804      $16.700       2,315
                  2007       $16.700      $15.267       2,370
                  2008       $15.267       $9.107       2,273
                  2009        $9.107      $11.504       2,318
                  2010       $11.504      $12.804       2,243
                  2011       $12.804      $11.882       2,551
----------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                  2003       $11.828      $13.212           0
                  2004       $13.212      $14.212           0
                  2005       $14.212      $14.259           0
                  2006       $14.259      $15.337           0
                  2007       $15.337      $15.339           0
                  2008       $15.339      $11.035           0
                  2009       $11.035      $16.128           0
                  2010       $16.128      $17.898           0
                  2011       $17.898      $17.723           0
----------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                  2003       $10.324      $10.338           0
                  2004       $10.338      $10.506           0
                  2005       $10.506      $10.466           0
                  2006       $10.466      $10.645           0
                  2007       $10.645      $10.899           0
                  2008       $10.899       $8.068           0
                  2009        $8.068      $11.514           0
                  2010       $11.514      $12.310           0
                  2011       $12.310      $12.579           0

252 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                                            Number of
                                                 Accumulation Accumulation    Units
                                    For the Year  Unit Value   Unit Value  Outstanding
                                       Ending    at Beginning    at End      at End
Sub-Accounts                        December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                        2003       $10.542      $13.249           0
                                        2004       $13.249      $14.981           0
                                        2005       $14.981      $16.357           0
                                        2006       $16.357      $20.331           0
                                        2007       $20.331      $21.436           0
                                        2008       $21.436      $11.691           0
                                        2009       $11.691      $14.179           0
                                        2010       $14.179      $15.181           0
                                        2011       $15.181      $12.271           0
--------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                        2003       $10.658      $12.862           0
                                        2004       $12.862      $14.098           0
                                        2005       $14.098      $14.929           0
                                        2006       $14.929      $16.552           0
                                        2007       $16.552      $15.273           0
                                        2008       $15.273       $8.984           0
                                        2009        $8.984      $11.437           0
                                        2010       $11.437      $12.678           0
                                        2011       $12.678      $12.343           0
--------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                        2003        $9.906       $9.755           0
                                        2004        $9.755       $9.555           0
                                        2005        $9.555       $9.534           0
                                        2006        $9.534       $9.686           0
                                        2007        $9.686       $9.875           0
                                        2008        $9.875       $9.856           0
                                        2009        $9.856       $9.611           0
                                        2010        $9.611       $9.356           0
                                        2011        $9.356       $9.106           0
--------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
                                        2003       $10.944      $13.362       1,492
                                        2004       $13.362      $14.343       1,502
                                        2005       $14.343      $15.354       1,449
                                        2006       $15.354      $16.221       1,490
                                        2007       $16.221      $16.688       1,419
                                        2008       $16.688       $9.947       1,314
                                        2009        $9.947      $12.790       1,333
                                        2010       $12.790      $14.880       1,902
                                        2011       $14.880      $13.744       1,780
--------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                        2003       $11.285      $14.429           0
                                        2004       $14.429      $16.207           0
                                        2005       $16.207      $16.701           0
                                        2006       $16.701      $18.856           0
                                        2007       $18.856      $17.449           0
                                        2008       $17.449       $9.379           0
                                        2009        $9.379       $8.819           0

253 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                                   2003       $10.807      $12.965           0
                                                   2004       $12.965      $13.570           0
                                                   2005       $13.570      $13.868           0
                                                   2006       $13.868      $15.023           0
                                                   2007       $15.023      $14.698           0
                                                   2008       $14.698       $8.789           0
                                                   2009        $8.789      $11.391           0
                                                   2010       $11.391      $12.900           0
                                                   2011       $12.900      $12.335           0
-------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                                   2003       $10.764      $13.427         736
                                                   2004       $13.427      $15.497         728
                                                   2005       $15.497      $16.913         691
                                                   2006       $16.913      $17.357         744
                                                   2007       $17.357      $17.531         715
                                                   2008       $17.531       $9.289         724
                                                   2009        $9.289      $12.541         744
                                                   2010       $12.541      $14.216           0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.545      $12.274       1,630
                                                   2004       $12.274      $12.545       1,697
                                                   2005       $12.545      $12.904       1,709
                                                   2006       $12.904      $13.240       1,830
                                                   2007       $13.240      $13.594       1,752
                                                   2008       $13.594       $8.329       1,585
                                                   2009        $8.329      $13.284       1,301
                                                   2010       $13.284      $15.615       1,167
                                                   2011       $15.615      $12.483       1,242
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.251      $13.735           0
                                                   2004       $13.735      $14.713           0
                                                   2005       $14.713      $16.056           0
                                                   2006       $16.056      $17.313           0
                                                   2007       $17.313      $17.922           0
                                                   2008       $17.922      $14.828           0
                                                   2009       $14.828      $18.774           0
                                                   2010       $18.774      $20.049           0
                                                   2011       $20.049      $20.854           0
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000           0
                                                   2004       $10.000      $10.974           0
                                                   2005       $10.974      $11.958           0
                                                   2006       $11.958      $14.141           0
                                                   2007       $14.141      $15.104           0
                                                   2008       $15.104      $10.444           0
                                                   2009       $10.444      $13.167           0
                                                   2010       $13.167      $14.613           0
                                                   2011       $14.613      $15.508           0

254 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                                                                                Number of
                                                                                     Accumulation Accumulation    Units
                                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                                            December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS I FORMERLY, UIF CAPITAL GROWTH
 PORTFOLIO, CLASS I
                                                                            2004       $10.000      $10.683       1,685
                                                                            2005       $10.683      $12.029       1,541
                                                                            2006       $12.029      $12.187       1,643
                                                                            2007       $12.187      $14.455       1,371
                                                                            2008       $14.455       $7.147       1,419
                                                                            2009        $7.147      $11.514       1,257
                                                                            2010       $11.514      $13.766       1,097
                                                                            2011       $13.766      $13.022       1,003
--------------------------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II FORMERLY, UIF CAPITAL GROWTH PORTFOLIO,
 CLASS II
                                                                            2004       $10.000      $10.657           0
                                                                            2005       $10.657      $11.977           0
                                                                            2006       $11.977      $12.100           0
                                                                            2007       $12.100      $14.323           0
                                                                            2008       $14.323       $7.059           0
                                                                            2009        $7.059      $11.345           0
                                                                            2010       $11.345      $13.536           0
                                                                            2011       $13.536      $12.772           0
--------------------------------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                                            2006       $10.000       $9.759           0
                                                                            2007        $9.759      $11.642           0
                                                                            2008       $11.642       $6.025           0
                                                                            2009        $6.025       $9.226           0
                                                                            2010        $9.226      $11.875           0
                                                                            2011       $11.875      $10.727           0
--------------------------------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                                            2003       $10.000      $13.492           0
                                                                            2004       $13.492      $15.617           0
                                                                            2005       $15.617      $17.156           0
                                                                            2006       $17.156      $18.672           0
                                                                            2007       $18.672      $18.705           0
                                                                            2008       $18.705      $10.841           0
                                                                            2009       $10.841      $15.470           0
                                                                            2010       $15.470      $19.053           0
                                                                            2011       $19.053      $16.925           0
--------------------------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                                            2003       $11.344      $14.366           0
                                                                            2004       $14.366      $19.022         510
                                                                            2005       $19.022      $21.613         510
                                                                            2006       $21.613      $28.957         510
                                                                            2007       $28.957      $23.307         510
                                                                            2008       $23.307      $14.048         510
                                                                            2009       $14.048      $17.565         510
                                                                            2010       $17.565      $22.140         487
                                                                            2011       $22.140      $22.765           0

255 PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO

WITHDRAWAL CHARGE OPTION--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

MORTALITY & EXPENSE = 2.5

                                                      Number of
                           Accumulation Accumulation    Units
              For the Year  Unit Value   Unit Value  Outstanding
                 Ending    at Beginning    at End      at End
Sub-Accounts  December 31   of Period    of Period    of Period
----------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO--CLASS II
                  2003       $10.000      $10.000         0
                  2004       $10.000       $9.784         0
                  2005        $9.784       $9.753         0
                  2006        $9.753       $9.887         0
                  2007        $9.887      $10.049         0
                  2008       $10.049       $9.953         0
                  2009        $9.953       $9.696         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.50% and an administrative expense charge of 0.19%.

256 PROSPECTUS

A195-4

[LOGO]

THE ALLSTATE VARIABLE ANNUITIES
 (ALLSTATE VARIABLE ANNUITY, ALLSTATE VARIABLE ANNUITY - L SHARE)

ALLSTATE LIFE INSURANCE COMPANY

 STREET ADDRESS: 5801 SW 6TH AVE. TOPEKA, KS 66606-0001

MAILING ADDRESS: P.O. BOX 758566, TOPEKA, KS 66675-8566

TELEPHONE NUMBER: 1-800-457-7617

FAX NUMBER: 1-785-228-4584

PROSPECTUS DATED MAY 1, 2012

Allstate Life Insurance Company ("ALLSTATE LIFE") has offered the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

. ALLSTATE VARIABLE ANNUITY

. ALLSTATE VARIABLE ANNUITY - L SHARE

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. These Contracts are no longer offered for new sales.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 60* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

MORGAN STANLEY VARIABLE INVESTMENT     FIDELITY(R) VARIABLE INSURANCE
  SERIES (CLASS Y)                                                        PRODUCTS (SERVICE CLASS 2)

THE UNIVERSAL INSTITUTIONAL FUNDS,         FRANKLIN TEMPLETON VARIABLE INSURANCE
  INC. (CLASS II SHARES)                                           PRODUCTS TRUST (CLASS 2)

AIM VARIABLE INSURANCE FUNDS (INVESCO  GOLDMAN SACHS VARIABLE INSURANCE TRUST
  VARIABLE INSURANCE FUNDS)
  (SERIES II)                                                                     PIMCO VARIABLE INSURANCE TRUST

ALLIANCEBERNSTEIN VARIABLE PRODUCTS    PUTNAM VARIABLE TRUST (CLASS IB)
  SERIES FUND, INC. (CLASS B)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Variable Sub-Account or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2012, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 89 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------------------------------
IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES
 NOTICES   DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
           PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

1 PROSPECTUS

                                     PAGE
OVERVIEW
-----------------------------------------
   Important Terms                     3
-----------------------------------------
   Overview of Contracts               5
-----------------------------------------
   The Contracts at a Glance           6
-----------------------------------------
   How the Contracts Work             10
-----------------------------------------
   Expense Table                      11
-----------------------------------------
   Financial Information              15
-----------------------------------------
CONTRACT FEATURES
-----------------------------------------
   The Contracts                      15
-----------------------------------------
   Purchases                          18
-----------------------------------------
   Contract Value                     19
-----------------------------------------
   Investment Alternatives            42
-----------------------------------------
     The Variable Sub-Accounts        42
-----------------------------------------
     The Fixed Account Options        47
-----------------------------------------
     Transfers                        51
-----------------------------------------
   Expenses                           54
-----------------------------------------
   Access to Your Money               59
-----------------------------------------
   Income Payments                    61
-----------------------------------------
   Death Benefits                     69
-----------------------------------------

                                                       PAGE
OTHER INFORMATION
-----------------------------------------------------------
   More Information                                     77
-----------------------------------------------------------
   Taxes                                                79
-----------------------------------------------------------
   Annual Reports and Other Documents                   87
-----------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS   89
-----------------------------------------------------------
APPENDIX A - CONTRACT COMPARISON CHART                  90
-----------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT                    91
-----------------------------------------------------------
APPENDIX C - EXAMPLE OF CALCULATION OF INCOME
 PROTECTION BENEFIT                                     93
-----------------------------------------------------------
APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME
 BENEFITS                                               94
-----------------------------------------------------------
APPENDIX E - WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH
 BENEFITS                                               95
-----------------------------------------------------------
APPENDIX F - CALCULATION OF EARNINGS PROTECTION DEATH
 BENEFIT                                                96
-----------------------------------------------------------
APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE -
 TRUERETURN ACCUMULATION BENEFIT                        98
-----------------------------------------------------------
APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION
 CALCULATION EXAMPLES                                   99
-----------------------------------------------------------
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
 OPTION CALCULATION EXAMPLES                           100
-----------------------------------------------------------
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
 OPTION CALCULATION EXAMPLES                           102
-----------------------------------------------------------
APPENDIX K - ACCUMULATION UNIT VALUES                  106
-----------------------------------------------------------

2 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term.

                                                             PAGE
AB Factor                                                     21
-----------------------------------------------------------------
Accumulation Benefit                                          21
-----------------------------------------------------------------
Accumulation Phase                                            11
-----------------------------------------------------------------
Accumulation Unit                                             20
-----------------------------------------------------------------
Accumulation Unit Value                                       20
-----------------------------------------------------------------
Allstate Life ("We")                                           1
-----------------------------------------------------------------
Annuitant                                                     17
-----------------------------------------------------------------
Automatic Additions Program                                   19
-----------------------------------------------------------------
Automatic Portfolio Rebalancing Program                       54
-----------------------------------------------------------------
Beneficiary                                                   18
-----------------------------------------------------------------
Benefit Base (for the TrueReturn Accumulation Benefit
Option)                                                       22
-----------------------------------------------------------------
Benefit Base (for the SureIncome Withdrawal Benefit Option)   30
-----------------------------------------------------------------
Benefit Base (for the SureIncome Plus Withdrawal Benefit
Option)                                                       33
-----------------------------------------------------------------
Benefit Base (for the SureIncome For Life Withdrawal
Benefit Option)                                               38
-----------------------------------------------------------------
Benefit Payment (for the SureIncome Withdrawal Benefit
Option)                                                       30
-----------------------------------------------------------------
Benefit Payment (for the SureIncome Plus Withdrawal
Benefit Option)                                               33
-----------------------------------------------------------------
Benefit Payment (for the SureIncome For Life Withdrawal
Benefit Option)                                               37
-----------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Withdrawal
Benefit Option)                                               30
-----------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Plus
Withdrawal Benefit Option)                                    33
-----------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome For Life
Withdrawal Benefit Option)                                    37
-----------------------------------------------------------------
Benefit Year (for the SureIncome Withdrawal Benefit Option)   30
-----------------------------------------------------------------
Benefit Year (for the SureIncome Plus Withdrawal Benefit
Option)                                                       33
-----------------------------------------------------------------
Benefit Year (for the SureIncome For Life Withdrawal
Benefit Option)                                               37
-----------------------------------------------------------------
Co-Annuitant                                                  17
-----------------------------------------------------------------
*Contract                                                     16
-----------------------------------------------------------------
Contract Anniversary                                           7
-----------------------------------------------------------------
Contract Owner ("You")                                        16
-----------------------------------------------------------------
Contract Value                                                 7
-----------------------------------------------------------------
Contract Year                                                  8
-----------------------------------------------------------------
Dollar Cost Averaging Program                                 54
-----------------------------------------------------------------
Due Proof of Death                                            70
-----------------------------------------------------------------
Earnings Protection Death Benefit Option                      70
-----------------------------------------------------------------
Enhanced Beneficiary Protection (Annual Increase) Option      72
-----------------------------------------------------------------

                                                            PAGE
Excess of Earnings Withdrawal                                72
----------------------------------------------------------------
Fixed Account Options                                        49
----------------------------------------------------------------
Free Withdrawal Amount                                       58
----------------------------------------------------------------
Funds                                                         1
----------------------------------------------------------------
Guarantee Option                                              7
----------------------------------------------------------------
Guarantee Period Account                                     49
----------------------------------------------------------------
Income Base                                                   7
----------------------------------------------------------------
Income Plan                                                  62
----------------------------------------------------------------
Income Protection Benefit Option                             65
----------------------------------------------------------------
In-Force Earnings                                            72
----------------------------------------------------------------
In-Force Premium                                             72
----------------------------------------------------------------
Investment Alternatives                                      43
----------------------------------------------------------------
IRA Contract                                                  7
----------------------------------------------------------------
Issue Date                                                   11
----------------------------------------------------------------
Market Value Adjustment                                      50
----------------------------------------------------------------
Maximum Anniversary Value (MAV) Death Benefit Option         73
----------------------------------------------------------------
Payout Phase                                                 11
----------------------------------------------------------------
Payout Start Date                                            62
----------------------------------------------------------------
Payout Withdrawal                                            63
----------------------------------------------------------------
Portfolios                                                   78
----------------------------------------------------------------
Qualified Contract                                           16
----------------------------------------------------------------
Retirement Income Guarantee Options                          57
----------------------------------------------------------------
Return of Premium ("ROP") Death Benefit                      70
----------------------------------------------------------------
Rider Anniversary                                            20
----------------------------------------------------------------
Rider Application Date                                       16
----------------------------------------------------------------
Rider Date (for the TrueReturn Accumulation Benefit
Option)                                                      21
----------------------------------------------------------------
Rider Date (for the SureIncome Withdrawal Benefit Option)    30
----------------------------------------------------------------
Rider Date (for the SureIncome Plus Withdrawal Benefit
Option)                                                      33
----------------------------------------------------------------
Rider Date (for the SureIncome For Life Withdrawal Benefit
Option)                                                      37
----------------------------------------------------------------
Rider Fee (for the TrueReturn Accumulation Benefit Option)    7
----------------------------------------------------------------
Rider Fee (for the SureIncome Withdrawal Benefit Option)      7
----------------------------------------------------------------
Rider Fee (for the SureIncome Plus Withdrawal Benefit
Option)                                                       7
----------------------------------------------------------------
Rider Fee (for the SureIncome For Life Withdrawal Benefit
Option)                                                       7
----------------------------------------------------------------
Rider Fee Percentage                                          7
----------------------------------------------------------------
Rider Maturity Date                                          20
----------------------------------------------------------------
Rider Period                                                 20
----------------------------------------------------------------
Rider Trade-In Option (for the TrueReturn Accumulation
Benefit Option)                                              22
----------------------------------------------------------------

3 PROSPECTUS

                                                      PAGE
Rider Trade-In Option (for the SureIncome Withdrawal
Benefit Option)                                        29
----------------------------------------------------------
Right to Cancel                                        19
----------------------------------------------------------
SEC                                                     1
----------------------------------------------------------
Settlement Value                                       71
----------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option       17
----------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option for
Custodial Individual Retirement Accounts               17
----------------------------------------------------------
Standard Fixed Account Option                          52
----------------------------------------------------------
SureIncome Covered Life                                38
----------------------------------------------------------
SureIncome Option Fee                                  57
----------------------------------------------------------
SureIncome Plus Option                                 33
----------------------------------------------------------
SureIncome Plus Option Fee                             57
----------------------------------------------------------
SureIncome Plus Withdrawal Benefit Option              37
----------------------------------------------------------
SureIncome For Life Option                             37
----------------------------------------------------------
SureIncome For Life Option Fee                         57
----------------------------------------------------------
SureIncome For Life Withdrawal Benefit Option          37
----------------------------------------------------------
SureIncome ROP Death Benefit                           38
----------------------------------------------------------
SureIncome Withdrawal Benefit Option                   30
----------------------------------------------------------
Systematic Withdrawal Program                          61
----------------------------------------------------------
Tax Qualified Contract                                 84
----------------------------------------------------------
Transfer Period Accounts                               23
----------------------------------------------------------
Trial Examination Period                                6
----------------------------------------------------------

                                                          PAGE
TrueBalance/SM/ Asset Allocation Program                   49
--------------------------------------------------------------
TrueReturn/SM/ Accumulation Benefit Option                 57
--------------------------------------------------------------
Valuation Date                                             19
--------------------------------------------------------------
Variable Account                                           80
--------------------------------------------------------------
Variable Sub-Account                                        1
--------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Withdrawal
Benefit Option)                                            30
--------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Plus
Withdrawal Benefit Option)                                 34
--------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome for Life
Withdrawal Benefit Option)                                 37
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome
Withdrawal Benefit Option)                                 30
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Plus
Withdrawal Benefit Option)                                 34
--------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome for
Life Withdrawal Benefit Option)                            38
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
Withdrawal Benefit Option)                                 30
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
Plus Withdrawal Benefit Option)                            34
--------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
for Life Withdrawal Benefit Option)                        38
--------------------------------------------------------------
Withdrawal Benefit Option                                  30
--------------------------------------------------------------
Withdrawal Benefit Option Fee                              13
--------------------------------------------------------------

* In certain states a Contract was available only as a group Contract. If you purchased a group Contract, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

4 PROSPECTUS

OVERVIEW OF CONTRACTS

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

. The ALLSTATE VARIABLE ANNUITY CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

. The ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and 0.19% for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

5 PROSPECTUS

THE CONTRACTS AT A GLANCE

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS         We are no longer offering new contracts.

                          You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $1,000 ($50 for automatic payments).
                          We may limit the cumulative amount of purchase payments to a maximum of
                          $1,000,000 in any Contract.
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TRIAL EXAMINATION PERIOD  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("TRIAL EXAMINATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. See "Trial Examination Period"
                          for details.
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EXPENSES                  Each Portfolio pays expenses that you will bear indirectly if you invest in a
                          Variable Sub-Account. You also will bear the following expenses:

                          ALLSTATE VARIABLE ANNUITY CONTRACTS

                          Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACTS

                          Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.
                          ALL CONTRACTS

                          Annual administrative expense charge of 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17,
                             2005 (0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the annual administrative expense charge applied to such Contracts is
                             0.19%; up to 0.35% for future Contracts).

                          Annual contract maintenance charge of $30 (waived in certain cases).

                          If you select the MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT
                             OPTION ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20% (up to 0.30% for Options added in the future).

                          If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
                             OPTION, you will pay an additional mortality and expense risk charge of
                             0.30%.

                          If you select the EARNINGS PROTECTION DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later
                             ("RIDER APPLICATION DATE").

6 PROSPECTUS

.   If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION ("TRUERETURN
    OPTION") you would pay an additional annual fee ("RIDER FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract anniversary ("CONTRACT ANNIVERSARY") during the Rider Period.
    You may not select the TrueReturn Option together with a Retirement Income
    Guarantee Option or any Withdrawal Benefit Option.

.   We discontinued offering the SUREINCOME WITHDRAWAL BENEFIT OPTION
    ("SUREINCOME OPTION") as of May 1, 2006, except in a limited number of states. If you elected the SureIncome Option prior to May 1, 2006, you would pay an additional annual fee ("SUREINCOME OPTION FEE") of 0.50% of the BENEFIT BASE on each Contract Anniversary (see the SureIncome Option
    Fee section). You may not select the SureIncome Option together with a
    Retirement Income Guarantee Option, a TrueReturn Option or any other
    Withdrawal Benefit Option.

.   If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION ("SUREINCOME
    PLUS OPTION") you would pay an additional annual fee ("SUREINCOME PLUS
    OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the
    BENEFIT BASE on each Contract Anniversary (see the SureIncome Plus Option
    Fee section). You may not select the SureIncome Plus Option together with a
    Retirement Income Guarantee Option, a TrueReturn Option or any other
    Withdrawal Benefit Option.

.   If you select the SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
    ("SUREINCOME FOR LIFE OPTION") you would pay an additional annual fee
    ("SUREINCOME FOR LIFE OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary (see the
    SureIncome For Life Option Fee section). You may not select the SureIncome
    For Life Option together with a Retirement Income Guarantee Option, a
    TrueReturn Option or any other Withdrawal Benefit Option.
.   We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 1 ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected
    RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider
    Fee") of 0.40% of the Income Base in effect on a Contract Anniversary.

.   We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 2 ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected
    RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of
    0.55% of the INCOME BASE in effect on a Contract Anniversary.

.   If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for
    Options added in the future) during the Payout Phase of your Contract.

.   If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION or
    SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL
    RETIREMENT ACCOUNTS ("CSP") you would pay an additional annual fee ("RIDER
    FEE") of 0.10%* (up to 0.15% for Options added in the future) of the
    Contract Value ("CONTRACT VALUE") on each Contract Anniversary. These
    Options are only available for certain types of IRA Contracts, which are
    Contracts issued with an Individual Retirement Annuity or Account ("IRA")
    under Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual Retirement Accounts established under
    Section 408 of the Internal

7 PROSPECTUS

                            Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at
                            any time prior to the time you elect to receive it.

                            * NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR CONTRACT OWNERS WHO ADDED
                            THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE PAGE 12 FOR DETAILS.

                         .   Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12th transfer in any Contract Year ("CONTRACT
                             YEAR"), which we measure from the date we issue your Contract or a Contract
                             Anniversary.

                         .   State premium tax (if your state imposes one)

                         .   NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES

                            WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT ANY TIME PRIOR TO THE
                            TIME YOU ELECT TO RECEIVE IT.
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INVESTMENT ALTERNATIVES  Each Contract offers several investment alternatives including:

                         .   up to 3 Fixed Account Options that credit interest at rates we guarantee,
                             and

                         .   60* Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

                            .   Morgan Stanley Investment Management Inc.

                            .   Invesco Advisers, Inc.

                            .   AllianceBernstein L.P.

                            .   Fidelity Management & Research Company

                            .   Franklin Advisers, Inc.

                            .   Franklin Mutual Advisers, LLC

                            .   Goldman Sachs Asset Management, L.P.

                            .   Pacific Investment Management Company LLC

                            .   Putnam Investment Management, LLC

                            .   Templeton Investment Counsel, LLC
                            * Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about
                            Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.

                         NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL STATES OR WITH ALL CONTRACTS.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at
                         1-800-457-7617.
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SPECIAL SERVICES         For your convenience, we offer these special services:

                         .   AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                         .   AUTOMATIC ADDITIONS PROGRAM

                         .   DOLLAR COST AVERAGING PROGRAM

                         .   SYSTEMATIC WITHDRAWAL PROGRAM

                         .   TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
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8 PROSPECTUS

-------------------------------------------------------------------------------------------------
INCOME PAYMENTS  You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                 life income with guaranteed number of payments

                 joint and survivor life income with guaranteed number of payments guaranteed number of payments for a specified period

                 life income with cash refund

                 joint life income with cash refund

                 life income with installment refund

                 joint life income with installment refund

                 Prior to May 1, 2004, Allstate Life also offered two Retirement Income
                 Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                 In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.
-------------------------------------------------------------------------------------------------
DEATH BENEFITS   If you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract.
                 In addition to the death benefit included in your Contract ("RETURN OF
                 PREMIUM DEATH BENEFIT" or "ROP DEATH BENEFIT"), the death benefit options we currently offer include:

                 MAV DEATH BENEFIT OPTION;

                 ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION; AND

                 EARNINGS PROTECTION DEATH BENEFIT OPTION

                 The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit,
                 ("SUREINCOME ROP DEATH BENEFIT").
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TRANSFERS        Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the
                 Standard Fixed Account or Market Value Adjusted Account Options is $100.

                 A charge may apply after the 12/th/ transfer in each Contract Year.
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WITHDRAWALS      You may withdraw some or all of your Contract Value at any time during the
                 Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the
                 Payout Start Date are generally considered to come from the earnings in the
                 Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a MARKET VALUE
                 ADJUSTMENT may also apply.

                 If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value unless a
                 Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.
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9 PROSPECTUS

HOW THE CONTRACTS WORK

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 61. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

[FLOW CHART]

Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

10 PROSPECTUS

EXPENSE TABLE

THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY

WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                     Number of Complete Years Since We Received the Purchase Payment
                                     Being Withdrawn/Applicable Charge:
-------------------------------------------------------------------------------------------------------------
Contract:                                                      0        1           2          3         4          5         6           7       8+
Allstate Variable Annuity                        7%       7%      6%      5%      4%      3%      2%      0%      0%
Allstate Variable Annuity - L Share       7%       6%      5%      0%

All Contracts:
Annual Contract Maintenance Charge             $30**
Transfer Fee                         up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                             Mortality and Expense Administrative  Total Variable Account
Basic Contract (without any optional benefit)                     Risk Charge      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                            1.10%              0.19%              1.29%
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                  1.50%              0.19%              1.69%
-------------------------------------------------------------------------------------------------------------------------

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option                                      0.20% (up to 0.30% for Options added in the future)
Enhanced Beneficiary Protection (Annual Increase) Option      0.30%
Earnings Protection Death Benefit Option (issue age 0-70)     0.25% (up to 0.35% for Options added in the future)
Earnings Protection Death Benefit Option (issue age 71-79)    0.40% (up to 0.50% for Options added in the future)

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, Earnings    Mortality and Expense Administrative  Total Variable Account
Protection Death Benefit Option (issue age 71-79)                Risk Charge*      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                                                      2.00%              0.19%                       2.19%
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                                      2.40%              0.19%                      2.59%
-------------------------------------------------------------------------------------------------------------------------

* As described above, the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

11 PROSPECTUS

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn/SM/ Accumulation Benefit Option 0.50%* -------------------------------------------------------------------

* Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option 0.50%** --------------------------------------------------------------------

* Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

** Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Plus Withdrawal Benefit Option 0.65%* -------------------------------------------------------------------

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome For Life Withdrawal Benefit Option 0.65%* -------------------------------------------------------------------

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF INCOME BASE ON A CONTRACT ANNIVERSARY)

RIG 1 0.40% ------------------------------------------------------------------ RIG 2 0.55% ------------------------------------------------------------------

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option 0.10%* -------------------------------------------------------------------

* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts 0.10%* -------------------------------------------------------------------

* Applies to Contract owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

12 PROSPECTUS

INCOME PROTECTION BENEFIT OPTION

(AS A PERCENTAGE OF THE AVERAGE DAILY NET VARIABLE ACCOUNT ASSETS SUPPORTING

THE VARIABLE INCOME PAYMENTS TO WHICH THE OPTION APPLIES)

Income Protection Benefit Option 0.50%* -------------------------------------------------------------------

* The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option," below, for details.

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

ANNUAL PORTFOLIO EXPENSES

                                                             Minimum Maximum
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses/(1)/ (expenses
that are deducted from Portfolio assets, which may include
management fees, distribution and/or services (12b-1) fees,
and other expenses)                                           0.51%   1.95%
----------------------------------------------------------------------------

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2011 (except as otherwise noted).

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses (with a 0.19% annual administrative charge), and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

. invested $10,000 in the Contract for the time periods indicated;

. earned a 5% annual return on your investment;

. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection (Annual Increase) Option;

. elected the Earnings Protection Death Benefit Option (assuming issue age 71-79);

. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

. elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                  Allstate Variable Annuity    Allstate Variable Annuity - L Share
                               1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses             $1,166 $2,231  $3,223   $5,836  $1,204  $2,253   $3,050    $6,116
--------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses             $1,028 $1,833  $2,588   $4,717  $1,067  $1,861   $2,430    $5,047
--------------------------------------------------------------------------------------------------

13 PROSPECTUS

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                  Allstate Variable Annuity    Allstate Variable Annuity - L Share
                               1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses              $571  $1,721  $2,883   $5,836   $609   $1,828   $3,050    $6,116
--------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses              $433  $1,323  $2,248   $4,717   $472   $1,436   $2,430    $5,047
--------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

14 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.

No Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

THE CONTRACTS

CONTRACT OWNER

 Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

. the investment alternatives during the Accumulation and Payout Phases,

. the amount and timing of your purchase payments and withdrawals,

. the programs you want to use to invest or withdraw money,

. the income payment plan(s) you want to use to receive retirement income,

. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on

15 PROSPECTUS

the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contract. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT

 The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

. the Contract Owner must be age 90 or younger on the Rider Application Date;

. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

. the beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

. the Co-Annuitant must be the legal spouse of the Annuitant and only one Co-Annuitant may be named;

. the Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

. the Annuitant must be age 90 or younger on the Rider Application Date; and

. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

16 PROSPECTUS

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY

 You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

. your spouse or, if he or she is no longer alive,

. your surviving children equally, or if you have no surviving children,

. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT

 Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

17 PROSPECTUS

ASSIGNMENT

 You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

 You may make purchase payments at any time prior to the Payout Start Date. All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). Additional payments may be limited in some states. Please consult with your Morgan Stanley Financial Advisor for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM

 You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your Morgan Stanley Financial Advisor for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS

 At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

TRIAL EXAMINATION PERIOD

 You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code

Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

We reserve the right to allocate your purchase payments to the Morgan Stanley VIS Money Market - Class Y Sub-Account during the Trial Examination Period.

18 PROSPECTUS

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to your initial purchase payment.

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS

 To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

 As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION

 We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

19 PROSPECTUS

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation

Benefit. The excess amount of any such increase will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. You may transfer the excess amount out of the Morgan Stanley VIS Money Market - Class Y Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

             AB FACTORS
  RIDER PERIOD    GUARANTEE GUARANTEE
(NUMBER OF YEARS) OPTION 1  OPTION 2
-------------------------------------
       8                                 100.0%       NA
-------------------------------------
       9                                112.5%       NA
-------------------------------------
       10                            125.0%    100.0%
-------------------------------------
       11                            137.5%    110.0%
-------------------------------------
       12                           150.0%    120.0%
-------------------------------------
       13                          162.5%    130.0%
-------------------------------------
       14                          175.0%    140.0%
-------------------------------------
       15                         187.5%    150.0%
-------------------------------------
       16                        200.0%    160.0%
-------------------------------------
       17                        212.5%    170.0%
-------------------------------------
       18                         225.0%    180.0%
-------------------------------------
       19                        237.5%    190.0%
-------------------------------------
       20                        250.0%    200.0%
-------------------------------------

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

Guarantee Option: 1 Rider Period: 15 AB Factor: 187.5% Rider Date: 1/2/04 Rider Maturity Date: 1/2/19 Benefit Base on Rider Date: $50,000 Benefit Base on rider Maturity Date: $50,000

On the Rider Maturity Date (1/2/19):

Accumulation Benefit = Benefit Base on Rider Maturity Date X AB Factor

=$50,000 X 187.5% =$93,750

Example 2: Guarantee Option 2

Guarantee Option: 2 Rider Period: 15 AB Factor: 150.0% Rider Date: 1/2/04 Rider Maturity Date: 1/2/19 Benefit Base on Rider Date: $50,000 Benefit Base on rider Maturity Date: $50,000

On the Rider Maturity Date (1/2/19):

Accumulation Benefit = Benefit Base on Rider Maturity Date X AB Factor

=$50,000 X 150.0% =$75,000

20 PROSPECTUS

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

. The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by

(b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately prior to the withdrawal; and

(c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1)to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2)to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3)to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract

21 PROSPECTUS

change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

GUARANTEE OPTION 1 GUARANTEE OPTION 2

*Model Portfolio Option 1 *Model Portfolio Option 2
*TrueBalance *TrueBalance Conservative Model Conservative Model Portfolio Option Portfolio Option

*TrueBalance Moderately *TrueBalance Moderately Conservative Model Conservative Model Portfolio Option Portfolio Option *TrueBalance Moderate Model Portfolio Option *TrueBalance Moderately Aggressive Model Portfolio Option *TrueBalance Aggressive Model Portfolio Option

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004.

The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category (1,3,4,5):

MODEL PORTFOLIO OPTION 1

20% Category A 50% Category B 30% Category C 0% Category D

CATEGORY A

 Morgan Stanley VIS Money Market - Class Y Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account

CATEGORY B

 Invesco V. I. High Yield Securities - Series II Sub-Account/(1)/ Morgan Stanley VIS Income Plus - Class Y Sub-Account Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/ Fidelity VIP High Income - Service Class 2 Sub-Account FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/ PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account PIMCO VIT Real Return - Advisor Shares Sub-Account PIMCO VIT Total Return - Advisor Shares Sub-Account UIF Emerging Markets Debt, Class II Sub-Account/(1)/ UIF U.S. Real Estate, Class II Sub-Account

CATEGORY C

 Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/ Invesco Van Kampen V. I. Global Value Equity - Series II Sub-Account Invesco Van Kampen V. I. Equity and Income - Series II Sub-Account/(1)/ Morgan Stanley VIS Strategist - Class Y Sub-Account Invesco V. I. S&P 500 Index - Series II Sub-Account Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ AllianceBernstein VPS Growth - Class B Sub-Account AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account/(1)(5)/ Invesco V.I. Core Equity - Series II Sub-Account/(4)/ Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account

22 PROSPECTUS

Fidelity VIP Growth & Income - Service Class 2 Sub-Account

Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account TVIP Templeton Foreign Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account Goldman Sachs VIT Structured U.S. Equity Sub-Account Goldman Sachs VIT Large Cap Value Sub-Account Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/ Putnam VT Equity Income - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account/(1)/ Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account/(2)/ Putnam VT George Putnam Balanced Fund - Class IB Sub - Account Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Equity, Class II Sub-Account Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value - Series II Sub-Account/(5)/ Invesco Van Kampen V.I. International Growth Equity - Series II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Comstock - Series II Sub-Account Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account

 CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1)

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/ AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ UIF Growth, Class II Sub-Account

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account Invesco Van Kampen V.I. American Franchise - Series II Sub-Account/(5)/

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION

1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield Securities - Series II Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Invesco Van Kampen V.I Equity and Income - Series II Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

3)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

5)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
     Invesco V.I. Basic Value -            Invesco Van Kampen V.I. Value
              Series II                                 Opportunities - Series II
-----------------------------------------------------------------------------
    Invesco V.I. Dividend Growth        Invesco V.I. Diversified Dividend -
             - Series II                             Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                           Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Invesco Van Kampen V.I. American
             - Series II                         Value - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

MODEL PORTFOLIO OPTION 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

23 PROSPECTUS

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category (1, 3, 4, 5):

MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)

10% Category A 20% Category B 50% Category C 20% Category D

CATEGORY A

 Morgan Stanley VIS Money Market - Class Y Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account

CATEGORY B

 Invesco V. I. High Yield - Series II Sub-Account/(1)/ Morgan Stanley VIS Income Plus - Class Y Sub-Account Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/ Fidelity VIP High Income - Service Class 2 Sub-Account FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/ PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account PIMCO VIT Real Return - Advisor Shares Sub-Account PIMCO VIT Total Return - Advisor Shares Sub-Account UIF U.S. Real Estate, Class II Sub-Account UIF Emerging Markets Debt, Class II Sub-Account/(1)/

CATEGORY C

 Morgan Stanley VIS Multi-Cap Growth - Class Y Sub-Account Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/ Invesco Van Kampen V. I. Equity and Income - Series II Sub-Account/(1)/ Invesco V.I. S&P 500 Index - Series II Sub-Account Morgan Stanley VIS Strategist - Class Y Sub-Account Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account/(1)(5)/ Invesco V.I. Core Equity - Series II Sub-Account/(4)/ AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Growth & Income - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account Goldman Sachs VIT Structured U.S. Equity Sub-Account Goldman Sachs VIT Large Cap Value Sub-Account Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/ Putnam VT Equity Income - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account/(1)/ Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account Invesco Van Kampen V.I. American Value, Series II Sub-Account Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Comstock, Series II Sub-Account Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account

 CATEGORY D

 Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/ Invesco V.I. Global Core Equity - Series II Sub-Account/(5)/ Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ AllianceBernstein VPS Growth - Class B Sub-Account AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account/(2)/ Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Equity, Class II Sub-Account UIF Growth, Class II Sub-Account

UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. American Franchise, Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION

2 (RIDER DATE OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income

- Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

2)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

3)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs,

24 PROSPECTUS

through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

5)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II       Invesco Van Kampen V.I. Value
                                                                   Opportunities - Series II
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth - Series   Invesco V.I. Diversified Dividend -
                 II                                                  Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                              Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Core Equity Fund
       Equity Fund - Series II                      - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Invesco Van Kampen V.I. American
        Portfolio - Series II                                 Value Fund - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

Model Portfolio Option 2 (Rider Date on or after October 1, 2004)

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1, 3, 4, 5):

MODEL PORTFOLIO OPTION 2

(RIDER DATE ON OR AFTER OCTOBER 1, 2004)

AVAILABLE

Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/ Invesco V. I. Global Core Equity - Series II Sub-Account/(5)/ Invesco V. I. High Yield - Series II Sub-Account/(1)/ Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)/ Morgan Stanley VIS Income Plus - Class Y Sub-Account Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/ Morgan Stanley VIS Money Market - Class Y Sub-Account Invesco V.I. S&P 500 Index - Series II Sub-Account Morgan Stanley VIS Strategist - Class Y Sub-Account Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account/(1)(5)/ Invesco V.I. Core Equity - Series II Sub-Account/(4)/ Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ AllianceBernstein VPS Growth - Class B Sub-Account AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Growth & Income - Service Class 2 Sub-Account Fidelity VIP High Income - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/ FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account Goldman Sachs VIT Structured U.S. Equity Sub-Account Goldman Sachs VIT Large Cap Value Sub-Account Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/

MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)

PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account PIMCO VIT Real Return - Advisor Shares Sub-Account PIMCO VIT Total Return - Advisor Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account/(1)/ Putnam VT International Equity - Class IB Sub-Account Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Debt, Class II Sub-Account/(1)/ UIF Emerging Markets Equity, Class II Sub-Account Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account UIF U.S. Mid Cap Value, Class II Sub-Account UIF U.S. Real Estate, Class II Sub-Account Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account

25 PROSPECTUS

Invesco Van Kampen V.I. American Franchise, Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Comstock, Series II Sub-Account Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account

EXCLUDED

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/ Invesco Van Kampen V.I. American Franchise Fund - Series II Sub-Account/(5)/ AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ UIF Growth, Class II Sub-Account

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income

- Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

2)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with this TrueReturn Option.*

3)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

5)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II       Invesco Van Kampen V.I. Value
                                                                  Opportunities - Series II
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth - Series   Invesco V.I. Diversified Dividend -
                 II                                                 Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                            Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Core Equity Fund
       Equity Fund - Series II                      - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or

26 PROSPECTUS

Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 73 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

. any waiting period for canceling the New Option will start again on the new Rider Date;

. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the new Withdrawal Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you

27 PROSPECTUS

select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your Morgan Stanley Financial Advisor before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

. on the Rider Maturity Date;

. on the Payout Start Date;

. on the date your Contract is terminated;

. on the date the Option is cancelled;

. on the date we receive a Complete Request for Settlement of the Death Proceeds; or

. on the date the Option is replaced with a New Option under the Rider Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

WITHDRAWAL BENEFIT OPTIONS

 "WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

SUREINCOME WITHDRAWAL BENEFIT OPTION

 Effective May 1, 2006, we ceased offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current

28 PROSPECTUS

Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to

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any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time

30 PROSPECTUS

will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age

85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your Morgan Stanley Financial Advisor before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Option is cancelled;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION

 We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the Death Benefits section starting on page 69.

31 PROSPECTUS

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"), (the maximum age may depend on your state), up to age 85 or younger if selected by utilizing the Rider Trade-in Option. (See Rider Trade-In Option, above, under TrueReturn Accumulation Benefit Option and SureIncome Withdrawal Benefit Option.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit

32 PROSPECTUS

Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further

33 PROSPECTUS

withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code

Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code

Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

34 PROSPECTUS

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 69 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

. On the date we receive a Complete Request for Settlement of the Death Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION

 We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 69.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time:

a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below.

35 PROSPECTUS

Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.

We currently offer the following Withdrawal Benefit Factors:

ATTAINED AGE OF SUREINCOME COVERED LIFE WITHDRAWAL BENEFIT FACTOR ----------------------- ------------------------- 50 - 59 4% 60 - 69 5% 70 + 6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a

36 PROSPECTUS

Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

37 PROSPECTUS

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 69 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

. The Benefit Payment is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS) If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model

38 PROSPECTUS

Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

(1)to a MODEL PORTFOLIO OPTION available as described below;

(2)to the DCA Fixed Account Option and then transfer all purchase payments and interest to an available Model Portfolio Option; or

(3)to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

*MODEL PORTFOLIO OPTION 1

*TrueBalance Conservative Model Portfolio Option *TrueBalance Moderately Conservative Model Portfolio Option *TrueBalance Moderate Model Portfolio Option *TrueBalance Moderately Aggressive Model Portfolio Option *TrueBalance Aggressive Model Portfolio Option

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available," and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

39 PROSPECTUS

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 3, 4, 5):

Available

Morgan Stanley Multi Cap Growth - Class Y Sub-Account Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Global Value Equity - Series II Sub-Account Invesco V. I. High Yield - Series II Sub-Account//(1)/ Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)/ Morgan Stanley VIS Income Plus - Class Y Sub-Account Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/ Morgan Stanley VIS Money Market - Class Y Sub-Account Invesco V.I. S&P 500 Index - Series II Sub-Account Morgan Stanley VIS Strategist - Class Y Sub-Account Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account/(1)(5)/ Invesco V.I. Core Equity - Series II Sub-Account/(4)/ Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ AllianceBernstein VPS Growth - Class B Sub-Account AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Growth & Income - Service Class 2 Sub-Account Fidelity VIP High Income - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/ FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account Goldman Sachs VIT Structured U.S. Equity Sub-Account Goldman Sachs VIT Large Cap Value Sub-Account Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/ PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account PIMCO VIT Real Return - Advisor Shares Sub-Account PIMCO VIT Total Return - Advisor Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account/(1)/ Putnam VT International Equity - Class IB Sub-Account Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Voyager - Class IB Sub-Account UIF Emerging Markets Debt, Class II Sub-Account/(1)/ UIF Emerging Markets Equity, Class II Sub-Account Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account UIF Global Franchise, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account Invesco Van Kampen V.I. American Value, Series II Sub-Account/(5)/ UIF U.S. Real Estate, Class II Sub-Account Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. American Franchise, Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Comstock, Series II Sub-Account Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account

Excluded

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/ AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ UIF Growth, Class II Sub-Account

UIF Small Company Growth, Class II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

 1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income

- Class II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

2)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with any Withdrawal Benefit Option.*

3)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

5)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II       Invesco Van Kampen V.I. Value
                                                                  Opportunities - Series II
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth - Series   Invesco V.I. Diversified Dividend -
                 II                                                   Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                            Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Invesco Van Kampen V.I. American
             - Series II                                              Value - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

40 PROSPECTUS

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

41 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 60* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO

PROSPECTUSES, PLEASE CONTACT US AT 1-800-457-7617 OR GO TO WWW.ACCESSALLSTATE.COM.

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISOR:
---------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VARIABLE INVESTMENT
 SERIES
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity     Long-term capital growth
 Portfolio - Class Y
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth      As a primary objective, growth of capital through
 Portfolio - Class Y                      investments in common stocks believed by the
                                          Investment Adviser to have potential for superior
                                          growth. As a secondary objective, income but only
                                          when consistent with its primary objective.            MORGAN STANLEY INVESTMENT
-------------------------------------------------------------------------------------------------MANAGEMENT INC.
Morgan Stanley VIS European Equity       To maximize the capital appreciation of its
 Portfolio - Class Y/(1)/                 investments
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global                Both capital appreciation and current income
 Infrastructure Portfolio - Class Y/(2)/
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus           As a primary objective, high level of current income
 Portfolio - Class Y                      by investing primarily in U.S. government
                                          securities and other fixed-income securities. As a
                                          secondary objective, capital appreciation but only
                                          when consistent with its primary objective.
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration      High level of current income consistent with
 Portfolio - Class Y/(1)/                 preservation of capital
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market          High current income, preservation of capital and
 Portfolio - Class Y                      liquidity
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio  High total investment return through a fully
 - Class Y                                managed investment policy utilizing equity, fixed-
                                          income and money market securities and the
                                          writing of covered call and put options.
-------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II           Long-term capital appreciation by investing primarily
                                          in growth-oriented equity securities of large
                                          capitalization companies.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio,     High total return by investing primarily in fixed
 Class II/(2)/                            income securities of government and government-        MORGAN STANLEY INVESTMENT
                                          related issuers and, to a lesser extent, of corporate  MANAGEMENT INC.
                                          issuers in emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio,   Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of issuers in
                                          emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II Long-term capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II   Long-term capital growth by investing primarily in
                                          common stocks and other equity securities.
-------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio,      Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of small
                                          companies.
-------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II Above average current income and long-term capital appreciation by investing primarily in equity
                                          securities of companies in the U.S. real estate
                                          industry, including real estate investment trusts.
---------------------------------------------------------------------------------------------------------------------------

42 PROSPECTUS

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISOR:
-----------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
-----------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American         Capital appreciation.
 Franchise Fund - Series II/(6)/
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Comstock         Capital growth and income through investments in
 Portfolio - Series II                    equity securities, including common stocks,
                                          preferred stocks and securities convertible into
                                          common and preferred stocks.
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Equity and       Capital appreciation and current income.
 Income Portfolio, Series II
-------------------------------------------------------------------------------------------------
Invesco V.I. Global Core Equity Fund -   Long-term capital appreciation by investing primarily
 Series II/(6)/                           in equity securities of issuers throughout the world,
                                          including U.S. issuers                                 INVESCO ADVISERS, INC./(3)/
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and       Long-term growth of capital and income.
 Income Portfolio - Series II
-------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund   Long-term growth of capital
 - Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth   Capital growth
 Portfolio - Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Value   Above-average total return over a market cycle of
 Fund - Series II/(6)/                    three to five years by investing in common stocks
                                          and other equity securities.
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Value            Long-term growth of capital
 Opportunities Fund - Series II/(2)(6)/
-------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series   Growth of capital
 II/(4)/
-------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund   Reasonable current income and long term growth of
 - Series II/(6)/                         income and capital.
-------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities       High level of current income by investing in a
 Portfolio - Series II                    diversified portfolio consisting principally of fixed-
                                          income securities, which may include both
                                          non-convertible and convertible debt securities and
                                          preferred stocks. As a secondary objective, the
                                          Portfolio will seek capital appreciation, but only
                                          when consistent with its primary objective.
-------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund -  Long-term growth of capital
 Series II/(2)/
-------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Portfolio -   Investment results that, before expenses, correspond
 Series II                                to the total return (i.e., combination of capital
                                          changes and income) of the Standard and Poor's
                                          500 Composite Stock Price Index
-------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income  Long-term growth of capital
 Portfolio - Class B/(2)/
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio   Long-term growth of capital
 - Class B
-------------------------------------------------------------------------------------------------ALLIANCEBERNSTEIN L.P.
AllianceBernstein VPS International      Long-term growth of capital
 Value Portfolio - Class B
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth   Long-term growth of capital
 Portfolio - Class B/(2)/
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap      Long-term growth of capital
 Value Portfolio - Class B
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio -  Long-term growth of capital
 Class B
-------------------------------------------------------------------------------------------------

43 PROSPECTUS

PORTFOLIO:                               EACH PORTFOLIO SEEKS:                    INVESTMENT ADVISOR:
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio -   Long-term capital appreciation
 Service Class 2
----------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio   High total return through a combination
 - Service Class 2                        of current income and capital           FIDELITY MANAGEMENT &
                                          appreciation                            RESEARCH COMPANY
----------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio -     High level of current income, while
 Service Class 2                          also considering growth of capital
----------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio -         Long-term growth of capital
 Service Class 2
----------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio -    As high a level of current income as is
 Service Class 2                          consistent with preservation of
                                          capital and liquidity.
----------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth           Capital appreciation
 Securities Fund - Class 2
----------------------------------------------------------------------------------FRANKLIN ADVISERS, INC.
FTVIP Franklin High Income Securities    High level of current income with
 Fund - Class 2/(2)/                      capital appreciation as a secondary
                                          goal
----------------------------------------------------------------------------------
FTVIP Franklin Income Securities Fund -  To maximize income while maintaining
 Class 2                                  prospects for capital appreciation.
----------------------------------------------------------------------------------
FTVIP Mutual Global Discovery            Capital appreciation
 Securities Fund - Class 2                                                        FRANKLIN MUTUAL ADVISERS,
----------------------------------------------------------------------------------LLC
FTVIP Mutual Shares Securities Fund -    Capital appreciation with income as a
 Class 2                                  secondary goal
----------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities Fund  Long-term capital growth.                TEMPLETON INVESTMENT
 - Class 2                                                                        COUNSEL, LLC
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund   Long-term capital appreciation
----------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value          Long-term capital appreciation
 Fund/(1)/                                                                        GOLDMAN SACHS ASSET
----------------------------------------------------------------------------------MANAGEMENT, L.P.
Goldman Sachs VIT Structured Small Cap   Long-term growth of capital
 Equity Fund
----------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S.        Long-term growth of capital and
 Equity Fund                              dividend income
----------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(TM)        Seeks maximum real return, consistent
 Strategy Portfolio - Advisor Shares      with prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond          Seeks maximum total return, consistent   PACIFIC INVESTMENT
 Portfolio - Advisor Shares               with preservation of capital and        MANAGEMENT COMPANY LLC
                                          prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -        Seeks maximum real return, consistent
 Advisor Shares                           with preservation of real capital and
                                          prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -       Seeks maximum total return, consistent
 Advisor Shares                           with preservation of capital and
                                          prudent investment management
----------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB  Capital growth and current income.
----------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund -  To provide a balanced investment
 Class IB                                 composed of a well diversified
                                          portfolio of stocks and bonds, which
                                          produce both capital growth and         PUTNAM INVESTMENT
                                          current income.                         MANAGEMENT, LLC
----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -       Capital growth and current income.
 Class IB/(2)/
----------------------------------------------------------------------------------
Putnam VT International Equity Fund -    Capital appreciation.
 Class IB
----------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB/(5)/ Long-term growth of capital and any increased income that results from
                                          this growth.
----------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB        Capital appreciation.
----------------------------------------------------------------------------------

44 PROSPECTUS

(1)Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Sub-Account, Morgan Stanley VIS European Equity - Class Y Sub-Account and Morgan Stanley VIS Limited Duration - Class Y Sub-Account are no longer available for new investments. If you are currently invested in theseVariable Sub-Accounts you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2)Effective May 1, 2005, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Capital Appreciation - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder

- Class Y Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3)The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.

(4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(5)Effective May 1, 2004, the Putnam VT Investors Fund - Class IB Sub-Account is no longer available for new investments. If you are currently invested in this Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(6)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II       Invesco Van Kampen V.I. Value
                                                                 Opportunities - Series II
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth - Series   Invesco V.I. Diversified Dividend -
                 II                                                  Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                             Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Core Equity Fund
       Equity Fund - Series II                      - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Invesco Van Kampen V.I. American
        Portfolio - Series II                                 Value Fund - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO

MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH

FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM

 THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions.

45 PROSPECTUS

By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life does not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may only select one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your Morgan Stanley Financial Advisor before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent

46 PROSPECTUS

instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected with the TrueReturn Option or a Withdrawal Benefit Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Option, on the Rider Maturity Date, the Contract Value may be increased due to the Option. Any increase will be allocated to the Morgan Stanley VIS Money Market-Class Y Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected without the TrueReturn or a Withdrawal Benefit Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the Contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your Morgan Stanley Financial Advisor before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your Morgan Stanley Financial Advisor.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

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DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

 The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 53.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Morgan Stanley VIS Money Market - Class Y Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Morgan Stanley VIS Money Market - Class Y Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 53.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option may not be available in your state. Please check with your Morgan Stanley Financial Advisor for availability.

STANDARD FIXED ACCOUNT OPTION

 You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Variable Annuity Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Variable Annuity - L Share Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee

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Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Standard Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the Allstate Variable Annuity - L Share Contract.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION

 You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that

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allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed

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Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

 During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer

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transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

 During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS

 You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

 The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

 We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

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In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

. the total dollar amount being transferred, both in the aggregate and in the transfer request;

. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

. the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

 The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM

 Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

 Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or

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telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Morgan Stanley VIS Income Plus - Class Y Sub-Account and 60% to be in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Morgan Stanley VIS Income Plus - Class Y Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Morgan Stanley VIS Income Plus - Class Y Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

 During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Morgan Stanley VIS Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

. for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE

 For Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. For Contracts issued on or after January 1, 2005 and prior to October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. Effective October 17, 2005 and thereafter, the administrative expense charge we deduct for such Contracts is at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE

 We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE VARIABLE ANNUITY 1.10% ------------------------------------------ ALLSTATE VARIABLE ANNUITY - L SHARE 1.50% ------------------------------------------

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for

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assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

. 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

. 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

 We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the

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Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE

 We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE

 Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states. We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option

Fee as the "WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is

used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable

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Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE

 We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

 We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 12. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 49 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT

 You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The

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withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

. The Free Withdrawal Amount described above; or

. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

. withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

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"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF " includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

 Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

 We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES

 Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 11-14. We receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution, or other services we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY

WITHDRAWALS

 You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 61.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax

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withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 48.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

 Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS

 We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

 You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your Morgan Stanley Financial Advisor or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

 If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

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INCOME PAYMENTS

PAYOUT START DATE

 The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

. the Annuitant's 99th birthday, or

. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

 An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

. fixed income payments;

. variable income payments; or

. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600.

We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

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INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or

(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time

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and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                     Number of Complete Years Since We Received the Purchase
                                     Payment Being Withdrawn/Applicable Charge:
CONTRACT:                                                        0           1        2         3      4          5         6         7      8+
-----------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                  7%      7%      6%     5%     4%     3%     2%     0%     0%
Allstate Variable Annuity - L Share                 7%      6%      5%     0%

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

. reduce the frequency of your payments so that each payment will be at least $20.

VARIABLE INCOME PAYMENTS

 The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and

(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check

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with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION

 We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

. You may apply the Income Protection Benefit Option to more than one Income Plan.

. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the

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average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

Morgan Stanley VIS Income Plus - Class Y Sub-Account Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/ Morgan Stanley VIS Money Market - Class Y Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account PIMCO VIT Real Return - Advisor Shares Sub-Account PIMCO VIT Total Return - Advisor Shares Sub-Account

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account Morgan Stanley Multi Cap Growth - Class Y Sub-Account Invesco V.I. Diversified Dividend - Series II Sub-Account Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/ Invesco Van Kampen V.I. Global Value Equity - Series II Sub-Account/(5)/ Invesco V. I. High Yield - Series II Sub-Account/(1)/ Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)(5)/ Invesco V.I. S&P 500 Index - Series II Sub-Account Morgan Stanley VIS Strategist - Class Y Sub-Account Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account/(1)/ Invesco V.I. Core Equity - Series II Sub-Account/(4)/ AllianceBernstein VPS Growth - Class B Sub-Account AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Growth & Income - Service Class 2 Sub-Account Fidelity VIP High Income - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/ FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Goldman Sachs VIT Structured U.S. Equity Sub-Account Goldman Sachs VIT Large Cap Value Sub-Account Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/ PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account

PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account Putnam VT Equity Income - Class IB Sub-Account Putnam VT George Putnam Balanced Fund - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account/(1)/ Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account/(2)/ Putnam VT Voyager - Class IB Sub-Account UIF Growth, Class II Sub-Account

Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account UIF Global Franchise, Class II Sub-Account Invesco Van Kampen V.I. American Value, Series II Sub-Account/(5)/ UIF U.S. Real Estate, Class II Sub-Account Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Comstock, Series II Sub-Account Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account UIF Small Company Growth, Class II Sub-Account UIF Emerging Markets Equity, Class II Sub-Account UIF Mid Cap Growth, Class II Sub-Account UIF Emerging Markets Debt, Class II Sub-Account/(1)/ Invesco Van Kampen V.I. American Franchise, Series II Sub-Account/(5)/ Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income -Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High

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Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

2)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

3)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

5)Effective on or after April 30, 2012, the following Portfolios changed their names:

            PREVIOUS NAME                            NEW NAME
-----------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II       Invesco Van Kampen V.I. Value
                                                                 Opportunities - Series II
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth - Series   Invesco V.I. Diversified Dividend -
                 II                                                  Series II
-----------------------------------------------------------------------------
   Invesco Van Kampen V.I. Capital       Invesco Van Kampen V.I. American
         Growth - Series II                              Franchise - Series II
-----------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Invesco Van Kampen V.I. American
             - Series II                                           Value - Series II
-----------------------------------------------------------------------------

Effective as of August 19, 2011, the Invesco Van Kampen V.I. Value Opportunities - Series II Sub-Account (formerly, the Invesco V.I. Basic Value

- Series II Sub-Account), was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS

 We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

. deducting any applicable taxes; and

. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

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We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS

 Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your Morgan Stanley Financial Advisor for details.

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to May 1, 2004.

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

. The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

. The Payout Start Date must occur during the 30-day period following a Contract Anniversary.

. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

. You must select Fixed Amount Income Payments only.

. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

. 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

. 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

. The Guaranteed Retirement Income Benefit; or

. For fixed income payments, the Contract Value, adjusted by any applicable Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

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The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. The date the Contract is terminated;

. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

. The Payout Start Date; or

. You elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a Cap equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

. In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

. In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME

BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the

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Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

. On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS

 The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

DEATH BENEFITS

DEATH PROCEEDS

 Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

. A certified copy of the death certificate;

. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for Settlement:

. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "DEATH BENEFIT."

. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS

 In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

. MAV Death Benefit Option

. Enhanced Beneficiary Protection (Annual Increase) Option

. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

. The Contract Value;

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. The Settlement Value;

. The ROP Death Benefit;

. The MAV Death Benefit Option (if selected);

. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

. On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73 below, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or

. The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the earlier of:

(a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

(b) the date we determine the Death Proceeds.

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After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

. The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals); or

. The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

. 100% of "IN-FORCE PREMIUM" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve- month period immediately prior to the death of the Contract Owner or Annuitant); or

. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

. 50% of "IN-FORCE PREMIUM" (excluding purchase payments made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

71 PROSPECTUS

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

. The Rider Date will be changed to the date we determine the Death Proceeds;

. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.

 WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. the date the Contract is terminated;

. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 73, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole

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New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

. Over the life of the New Contract Owner; or

. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

. One year of the date of death;

. The same calendar year as the date we receive the first Complete Request for Settlement; and

. One withdrawal frequency.

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The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

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SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

. The Contract Owner must be age 90 or younger on the Rider Application Date; and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

. upon the death of the Co-Annuitant (as of the date we determine the Death Proceeds);

. upon the death of the Contract Owner (as of the date we determine the Death Proceeds);

. on the date the Contract is terminated;

. on the Payout Start Date; or

. on the date you change the beneficiary of the Contract and the change is accepted by us;

. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

. The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. The Co-Annuitant must be the legal spouse of the Annuitant. Only one Co-Annuitant may be named.

. The Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

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. The Annuitant must be age 90 or younger on the CSP Application Date.

. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

. We have made no payments under any Income Plan.

. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

. On the date CSP is terminated as described above; or

. Upon the death of the Annuitant; or

. Upon the death of the Co-Annuitant; or

. On the date the Contract is terminated; or

. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT. This section applies if:

. The CSP Conditions are met.

. The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. We have received proof satisfactory to us that the Co-Annuitant has died.

. The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

. the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

. The Owner does not thereafter name a new Co-Annuitant; and

. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and

. The Contract may only be continued once.

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MORE INFORMATION

ALLSTATE

 Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT

 Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

 DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further

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investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

 DISTRIBUTION. The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) ("Morgan Stanley & Co."). Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, is located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and FINRA. Contracts are sold through the registered representatives of Morgan Stanley & Co. These registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts.

We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments. In addition, we may pay ongoing annual compensation of up to 1.40% of Contract value. To compensate Morgan Stanley for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.'s practices.

We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.

In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.

The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.

Morgan Stanley & Co. does not receive compensation for its role as principal underwriter.

Effective June 1, 2009, Morgan Stanley and Citigroup Inc. ("Citi") established a new broker dealer, Morgan Stanley Smith Barney LLC ("MSSB"), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6/th/ Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2011, consisted of the following:

Keane BPO, LLC (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5/th/ Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance

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mailings) located at 29305 44/th/ Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5/th/ Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

. maintenance of Contract Owner records;

. Contract Owner services;

. calculation of unit values;

. maintenance of the Variable Account; and

. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ANNUITIES HELD WITHIN A QUALIFIED PLAN

 If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

 All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

 Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

 TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

. the Contract Owner is a natural person,

. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural

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persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and

(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract

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by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION

 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

We administer certain spousal rights under the Contract, and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Contract within the meaning of the tax law upon the death of the first partner under the Contract's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the Contract.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

MEDICARE TAX ON NET INVESTMENT INCOME The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of

81 PROSPECTUS

payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or becoming totally disabled,

. made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made under an immediate annuity, or

. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For changes occurring between June 30, 2008 and October 23, 2011, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from, annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

. the contract owner is at least 59 1/2 or dies; or becomes totally disabled or obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

. if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

. the withdrawal is allocable to investment in the Contract before August 14, 1982; or,

. the annuity is a qualified funding asset within the meaning of Code section 130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

82 PROSPECTUS

INCOME TAX WITHHOLDING

 Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

 The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

. Individual Retirement Annuities (IRAs) under Code Section 408(b);

. Roth IRAs under Code Section 408A;

. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code

Section 408(p);

. Tax Sheltered Annuities under Code Section 403(b);

. Corporate and Self Employed Pension and Profit Sharing Plans under Code

Section 401; and

. State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

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"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

. made on or after the date the Contract Owner attains age 59 1/2,

. made to a beneficiary after the Contract Owner's death,

. attributable to the Contract Owner being disabled, or

. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or total disability,

. made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made after separation from service after age 55 (does not apply to IRAs),

. made pursuant to an IRS levy,

. made for certain medical expenses,

. made to pay for health insurance premiums while unemployed (applies only for IRAs),

. made for qualified higher education expenses (applies only for IRAs)

. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

. from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another

84 PROSPECTUS

exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

. required minimum distributions, or,

. a series of substantially equal periodic payments made over a period of at least 10 years, or,

. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

. hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.

For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

85 PROSPECTUS

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made

86 PROSPECTUS

after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

. attains age 59 1/2,

. severs employment,

. dies,

. becomes disabled, or

. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under

Section 401(a): a qualified plan fiduciary or an annuitant owner.

. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under

Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2011, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

87 PROSPECTUS

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K quarterly reports on Form 10-Q and current reports on Form 8-K electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

88 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS              2
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THE CONTRACTS                                                      2
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   Purchase of Contracts                                           2
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   Tax-Free Exchange (1035 Exchanges, Rollovers and Transfers)     3
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CALCULATION OF ACCUMULATION UNIT VALUES                            3
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   Net Investment Factor                                           3
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CALCULATION OF VARIABLE INCOME PAYMENTS                            4
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CALCULATION OF ANNUITY UNIT VALUES                                 5
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GENERAL MATTERS                                                    5
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   Incontestability                                 5
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   Settlements                                      5
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   Safekeeping of the Variable Account's Assets     5
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      Premium Taxes                                 6
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      Tax Reserves                                  6
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EXPERTS                                             6
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FINANCIAL STATEMENTS                                6
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APPENDIX A - ACCUMULATION UNIT VALUES
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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

89 PROSPECTUS

APPENDIX A

CONTRACT COMPARISON CHART

                                   Allstate
                   Allstate        Variable
                   Variable      Annuity - L
Feature            Annuity          Share
--------------- --------------  --------------
                 3 to 6 month    3 to 6 month
                   transfer        transfer
                   periods         periods
                7 to 12 month   7 to 12 month
DCA Fixed          transfer        transfer
Account Option     periods         periods
-----------------------------------------------
                1-, 3-*, 5-*,
                 and 7-* year
Standard Fixed    guarantee
Account Option     periods           N/A
-----------------------------------------------
                 3-, 5-, 7-,     3-, 5-, 7-,
MVA Fixed        and 10- year    and 10- year
Account           guarantee       guarantee
Option**           periods         periods
-----------------------------------------------
Mortality and
Expense
Risk Charge
(Base Contract)     1.10%           1.50%
-----------------------------------------------
Withdrawal
Charge
(% of purchase  7/ 7/ 6/ 5/ 4/
payment)             3/ 2          7/ 6/ 5
-----------------------------------------------
                Confinement,    Confinement,
Withdrawal      Terminal        Terminal
Charge          Illness,        Illness,
Waivers         Unemployment    Unemployment
-----------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The table summarizes the availability of the Fixed Account Options in general. Please check with your Morgan Stanley Financial Advisor for specific details for your state.

* Available only in states in which the MVA Fixed Account Option is not offered.

**Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account Options are offered.

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APPENDIX B - MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

.9 X [I-(J + .0025)] X N

The denominator of the MVA formula includes a factor, currently equal to 0.0025 or 25 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Guarantee Period Account.

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:  $10,000 allocated to a Market Value Adjusted
                   Fixed Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Variable Annuity*

                        EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)
Step 1:  Calculate Contract Value at End of Contract Year 3: =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:               =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:                    =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment:              I   =   4.50%
                                                             J   =   4.20%
                                                                     730 DAYS
                                                             N   =             = 2
                                                                     365 DAYS
                                                             Market Value Adjustment Factor: .9 X [I - (J +
                                                             .0025)] X N
                                                             =   .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                                             Market Value Adjustment = Market Value
                                                             Adjustment Factor X Amount
                                                             Subject To Market Value Adjustment:
                                                             =   .0009 X $11,411.66 = $10.27
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                             =   $11,411.66 - $510 + $10.27 = $10,911.93

91 PROSPECTUS

                          EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1:  Calculate Contract Value at End of Contract Year 3: =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate The Free Withdrawal Amount:               =   .15 X $10,000 = $1,500
Step 3:  Calculate the Withdrawal Charge:                    =   0.06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment:              I   =   4.50%
                                                             J   =   4.80%
                                                                     730 DAYS
                                                             N   =             = 2
                                                                     365 DAYS
                                                             Market Value Adjustment Factor: .9 X [I - (J +
                                                             .0025)] X N
                                                             =   .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                             Market Value Adjustment = Market Value
                                                             Adjustment Factor X Amount Subject To Market
                                                             Value Adjustment:
                                                             =   -.0099 X $11,411.66 = -$112.98
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                             =   $11,411.66 - $510 - $112.98 = $10,788.68

* These examples assume the election of the ALLSTATE VARIABLE ANNUITY CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT, which has different expenses and withdrawal charges.

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APPENDIX C

EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

Adjusted age of
Annuitant on the Payout
Start Date:               65
---------------------------------------------------
Sex of Annuitant:         male
---------------------------------------------------
Income Plan selected:     1
---------------------------------------------------
Payment frequency:        monthly
---------------------------------------------------
Amount applied to
variable income payments
under the Income Plan:    $100,000.00
---------------------------------------------------

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:  3%
---------------------------------------------------
Guaranteed minimum        85% of the initial
variable income payment:  variable amount income
                          value
---------------------------------------------------

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

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APPENDIX D

WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000.

                                                           Income Benefit Amount
                                                  ---------------------------------------
                            Beginning              Contract     Maximum
             Type of        Contract  Transaction Value After Anniversary       5%
 Date       Occurrence        Value     Amount    Occurrence     Value    Roll-Up Value**
-----------------------------------------------------------------------------------------
1/1/04 Contract Anniversary  $55,000          _     $55,000     $55,000       $52,500
-----------------------------------------------------------------------------------------
7/1/04  Partial Withdrawal   $60,000    $15,000     $45,000     $41,250       $40,176
-----------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                 (a)            $15,000
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                    (b)            $60,000
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                    (c)            $55,000
----------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                [(a)/(b)]*(c)       $13,750
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                                  $41,250
----------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
----------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                           (a)            $15,000
----------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                    (b)            $60,000
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes
181 days worth of interest on $52,500 and $54,600, respectively)                          (c)            $53,786
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)                      (d)            $ 2,625
----------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of
interest)                                                                        (e) = (d) * 1.05 ^-0.5  $ 2,562
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                         (b') = (b) - (d)     $57,375
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                (c') = (c) - (e)     $51,224
----------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                           (a') = (a) - (d)     $12,375
----------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                            (a') /(b') * (c')     $11,048
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                           (b') - (a')        $45,000
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                                                     $40,176
----------------------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

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APPENDIX E

WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                      Death Benefit Amount
                                                                --------------------------------
                              Beginning              Contract   Purchase   Maximum    Enhanced
               Type of        Contract  Transaction Value After Payment  Anniversary Beneficiary
  Date        Occurrence        Value     Amount    Occurrence   Value      Value      Value**
------------------------------------------------------------------------------------------------
1/1/2008 Contract Anniversary  $55,000          _     $55,000   $50,000    $55,000     $52,500
------------------------------------------------------------------------------------------------
7/1/2008  Partial Withdrawal   $60,000    $15,000     $45,000   $37,500    $41,250     $40,339
------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal           (c)       $50,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $12,500
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $37,500
-------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal           (c)       $55,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $13,750
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $41,250
-------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal
(assumes 181 days worth of interest on $52,500 and $54,600, respectively)       (c)       $53,786
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $13,446
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $40,339
-------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Enhanced Beneficiary Protection (Annual Increase) Benefit assumed that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

95 PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+ $0 - $0)
In-Force Earnings                                  =   $25,000
                                                       ($125,000- $100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40% * $25,000 = $10,000

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000+$0-$5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$19,000=$7,600

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the

96 PROSPECTUS

Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     =   $30,000
                                                       ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $120,000
                                                       ($110,000+$40,000-$30,000)
In-Force Earnings                                  =   $20,000
                                                       .($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+$0-$0)
In-Force Earnings                                  =   $50,000
                                                       ($150,000-$100,000)
Earnings Protection Death Benefit**                =   40%*$50,000=$20,000
Contract Value                                     =   $150,000
Death Benefit                                      =   $160,000
Earnings Protection Death Benefit                  =   $20,000
Continuing Contract Value                          =   $180,000
                                                       ($160,000+$20,000)

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

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APPENDIX G

WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*

Issue Date: January 2, 2007

Initial Purchase Payment: $50,000

Initial Benefit Base: $50,000

                              Beginning              Contract
               Type of        Contract  Transaction Value After Benefit
  Date        Occurrence        Value     Amount    Occurrence   Base
-----------------------------------------------------------------------
1/2/2008 Contract Anniversary  $55,000          _     $55,000   $50,000
-----------------------------------------------------------------------
7/2/2008  Partial Withdrawal   $60,000    $15,000     $45,000   $37,500
-----------------------------------------------------------------------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Bases by the same proportion as the withdrawal reduces the Contract Value.

-------------------------------------------------------------------------------------------
BENEFIT BASE
-------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)      $15,000
-------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)      $60,000
-------------------------------------------------------------------------------------------
Value of Benefit Base Amount Immediately Prior to Partial Withdrawal       (c)      $50,000
-------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c) $12,500
-------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                               $37,500
-------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

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APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000. Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000). The Benefit Payment is unchanged and remains $8,000. The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000. The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000 - $25,000)) = $8,000. There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000. The Benefit Payment is reduced to $4,400, determined by the following formula:

the lesser of ($8,000) and ((8% x ($60,000 - $5,000)) = $4,400. The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200). The Benefit Payment is unchanged and remains $7,600. The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

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APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation:

the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

100 PROSPECTUS

The Benefit Payment is reduced to $4,400, determined by the following formula:
the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

101 PROSPECTUS

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Variable Annuity contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% x current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

102 PROSPECTUS

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

103 PROSPECTUS

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula:

the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

104 PROSPECTUS

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

105 PROSPECTUS

APPENDIX K - ACCUMULATION UNIT VALUES

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

In addition, no Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

The Allstate Variable Annuity Contracts, the Allstate Variable Annuity-L Share Contracts and all available Benefit Options were first offered on May 1, 2003. All of the Variable Sub-Accounts shown below were first offered under the Contracts on May 1, 2003 except for the Invesco V.I. Mid Cap Core Equity Fund--Series II Sub-Account, FTVIP Franklin High Income Securities--Class 2 Sub-Account, FTVIP Franklin Income Securities--Class 2 Sub-Account, FTVIP Mutual Shares Securities--Class 2 Sub-Account, and FTVIP Templeton Foreign Securities--Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value--Class B Sub-Account, the AllianceBernstein VPS Utility Income--Class B Sub-Account, the AllianceBernstein VPS Value--Class B Sub-Account, the Fidelity VIP Contrafund--Service Class 2 Sub-Account, the Fidelity VIP Growth & Income--Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities--Class 2 Sub-Account, the FTVIP Mutual Global Discovery Securities Fund--Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Large Cap Value Fund Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value--Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the Invesco V.I. Core Equity--Series II Sub-Account, the Fidelity VIP Money Market--Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy--Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond--Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return--Advisor Shares Sub-Account and the Invesco Van Kampen V.I. International Growth Equity Fund--Series II Sub-Account which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009.

SUB-ACCOUNT NAME AS OF DECEMBER 31,

  2011 (AS APPEARS IN THE FOLLOWING
 TABLES OF ACCUMULATION UNIT VALUES)   SUB-ACCOUNT NAME ON/ABOUT MAY 1, 2012
-----------------------------------------------------------------------------
Invesco V.I. Dividend Growth -                                    Invesco V.I. Diversified Dividend -
Series II                                                                            Series II
Invesco V.I. Basic Value - Series II                              Invesco Van Kampen V.I. Value
                                                                                         Opportunities - Series II
Invesco Van Kampen V.I. Capital                            Invesco Van Kampen V.I. American
Growth - Series II                                                        Franchise - Series II
Invesco Van Kampen V.I. Global Value                  Invesco V.I. Global Core Equity Fund
Equity Fund - Series II                                                - Series II
Invesco Van Kampen V.I. Mid Cap Value  Invesco Van Kampen V.I. American
Portfolio - Series II                                                     Value Fund - Series II
-----------------------------------------------------------------------------

* Effective as of April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund - Series II (formerly, the Invesco Van Kampen V.I. Capital Growth Fund - Series II) acquired the Invesco V.I. Capital Appreciation Fund

- Series II.

106 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                   2003       $10.000      $12.313      186,043
                                                                   2004       $12.313      $13.518      415,731
                                                                   2005       $13.518      $13.957      444,440
                                                                   2006       $13.957      $16.118      392,648
                                                                   2007       $16.118      $16.682      336,404
                                                                   2008       $16.682       $9.766      303,800
                                                                   2009        $9.766      $11.601      269,512
                                                                   2010       $11.601      $12.917      234,256
                                                                   2011       $12.917      $13.525      156,985
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                   2003       $10.000      $12.479       84,678
                                                                   2004       $12.479      $14.108      170,808
                                                                   2005       $14.108      $15.547      369,989
                                                                   2006       $15.547      $15.157      387,737
                                                                   2007       $15.157      $16.855      356,669
                                                                   2008       $16.855       $9.550      305,855
                                                                   2009        $9.550      $12.525      289,591
                                                                   2010       $12.525      $14.193      243,621
                                                                   2011       $14.193      $14.146      200,172
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                   2005       $10.000      $11.902      347,354
                                                                   2006       $11.902      $15.875      662,259
                                                                   2007       $15.875      $16.544      645,090
                                                                   2008       $16.544       $7.629      670,721
                                                                   2009        $7.629      $10.118      567,122
                                                                   2010       $10.118      $10.417      530,629
                                                                   2011       $10.417       $8.284      501,353
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                   2003       $10.000      $11.511       61,318
                                                                   2004       $11.511      $12.311      104,368
                                                                   2005       $12.311      $13.956      129,269
                                                                   2006       $13.956      $13.688      116,723
                                                                   2007       $13.688      $15.350      109,489
                                                                   2008       $15.350       $9.118       91,770
                                                                   2009        $9.118      $12.341       77,990
                                                                   2010       $12.341      $13.379       53,765
                                                                   2011       $13.379      $12.775       40,933
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                   2003       $10.000      $13.642      128,236
                                                                   2004       $13.642      $16.034      220,201
                                                                   2005       $16.034      $16.877      394,485
                                                                   2006       $16.877      $19.026      422,123
                                                                   2007       $19.026      $19.066      377,632
                                                                   2008       $19.066      $12.092      342,681
                                                                   2009       $12.092      $17.028      285,949
                                                                   2010       $17.028      $21.278      246,911
                                                                   2011       $21.278      $19.193      187,137

107 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                              2005       $10.000      $10.978       46,526
                                                              2006       $10.978      $13.383       85,825
                                                              2007       $13.383      $16.121       86,127
                                                              2008       $16.121      $10.064       59,080
                                                              2009       $10.064      $10.904            0
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                              2005       $10.000      $10.757       58,921
                                                              2006       $10.757      $12.852      107,014
                                                              2007       $12.852      $12.157       92,965
                                                              2008       $12.157       $7.078       73,569
                                                              2009        $7.078       $8.456       67,766
                                                              2010        $8.456       $9.301       55,429
                                                              2011        $9.301       $8.834       48,835
------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $11.917      557,027
                                                              2006       $11.917      $13.108      934,340
                                                              2007       $13.108      $15.177      953,870
                                                              2008       $15.177       $8.586      906,812
                                                              2009        $8.586      $11.481      842,828
                                                              2010       $11.481      $13.251      782,880
                                                              2011       $13.251      $12.716      577,610
------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $11.114      148,705
                                                              2006       $11.114      $12.382      257,982
                                                              2007       $12.382      $13.670      244,669
                                                              2008       $13.670       $7.840      250,198
                                                              2009        $7.840       $9.830      230,522
                                                              2010        $9.830      $11.114      221,910
                                                              2011       $11.114      $11.120      191,412
------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $10.498      130,227
                                                              2006       $10.498      $11.506      227,510
                                                              2007       $11.506      $11.645      234,374
                                                              2008       $11.645       $8.605      210,481
                                                              2009        $8.605      $12.186      179,059
                                                              2010       $12.186      $13.673      158,631
                                                              2011       $13.673      $13.999      135,359
------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $12.136      226,223
                                                              2006       $12.136      $13.466      356,831
                                                              2007       $13.466      $15.330      369,677
                                                              2008       $15.330       $9.139      324,260
                                                              2009        $9.139      $12.607      321,406
                                                              2010       $12.607      $16.000      308,116
                                                              2011       $16.000      $14.080      206,809

108 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                              2006       $10.000      $10.235      114,860
                                                              2007       $10.235      $10.603      159,940
                                                              2008       $10.603      $10.755      520,911
                                                              2009       $10.755      $10.667      464,222
                                                              2010       $10.667      $10.537      375,839
                                                              2011       $10.537      $10.403      315,165
------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                              2005       $10.000      $11.178       40,690
                                                              2006       $11.178      $11.608       94,418
                                                              2007       $11.608      $13.099       92,942
                                                              2008       $13.099       $8.364       90,854
                                                              2009        $8.364      $10.978       87,018
                                                              2010       $10.978      $12.591       86,487
                                                              2011       $12.591      $11.832       84,137
------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                              2004       $10.000      $10.717      126,010
                                                              2005       $10.717      $10.930      201,704
                                                              2006       $10.930      $11.800      182,881
                                                              2007       $11.800      $11.963      173,502
                                                              2008       $11.963       $9.048      157,840
                                                              2009        $9.048      $12.745      126,761
                                                              2010       $12.745      $14.248      120,554
                                                              2011       $14.248      $14.706       78,938
------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                              2004       $10.000      $11.263      117,847
                                                              2005       $11.263      $11.297      701,458
                                                              2006       $11.297      $13.185      908,698
                                                              2007       $13.185      $13.503      885,514
                                                              2008       $13.503       $9.376      810,005
                                                              2009        $9.376      $12.550      729,159
                                                              2010       $12.550      $13.958      645,367
                                                              2011       $13.958      $14.107      535,353
------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                              2005       $10.000      $11.405       76,341
                                                              2006       $11.405      $13.854      155,329
                                                              2007       $13.854      $15.294      183,230
                                                              2008       $15.294      $10.801      172,918
                                                              2009       $10.801      $13.148      162,316
                                                              2010       $13.148      $14.530      159,207
                                                              2011       $14.530      $13.919      143,035

109 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                        2004       $10.000      $10.974       89,975
                                                        2005       $10.974      $11.976      415,887
                                                        2006       $11.976      $13.995      488,856
                                                        2007       $13.995      $14.294      445,687
                                                        2008       $14.294       $8.874      404,303
                                                        2009        $8.874      $11.041      333,595
                                                        2010       $11.041      $12.119      277,117
                                                        2011       $12.119      $11.838      237,390
------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                        2004       $10.000      $11.543       91,246
                                                        2005       $11.543      $12.553      664,497
                                                        2006       $12.553      $15.049      828,191
                                                        2007       $15.049      $17.150      745,295
                                                        2008       $17.150      $10.093      641,464
                                                        2009       $10.093      $13.653      575,128
                                                        2010       $13.653      $14.610      506,308
                                                        2011       $14.610      $12.888      453,275
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
                                                        2005       $10.000      $10.546      109,697
                                                        2006       $10.546      $12.766      149,560
                                                        2007       $12.766      $12.633      161,324
                                                        2008       $12.633       $8.266      137,300
                                                        2009        $8.266       $9.654      160,660
                                                        2010        $9.654      $10.596      115,320
                                                        2011       $10.596       $9.722      106,309
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                        2005       $10.000      $11.401      203,640
                                                        2006       $11.401      $13.074      222,560
                                                        2007       $13.074      $13.247      203,257
                                                        2008       $13.247       $8.275      163,375
                                                        2009        $8.275      $10.876      148,557
                                                        2010       $10.876      $13.420      128,149
                                                        2011       $13.420      $12.403      111,768
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                        2005       $10.000      $11.367      347,710
                                                        2006       $11.367      $12.598      450,996
                                                        2007       $12.598      $10.356      463,960
                                                        2008       $10.356       $6.763      422,890
                                                        2009        $6.763       $8.523      384,856
                                                        2010        $8.523      $10.948      336,667
                                                        2011       $10.948      $10.879      278,687

110 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                       2005       $10.000      $11.295      154,801
                                                       2006       $11.295      $12.587      252,665
                                                       2007       $12.587      $12.132      262,920
                                                       2008       $12.132       $7.600      251,425
                                                       2009        $7.600       $9.089      221,142
                                                       2010        $9.089      $10.124      201,152
                                                       2011       $10.124      $10.398      171,843
-----------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
                                                       2003       $10.000      $12.922       93,006
                                                       2004       $12.922      $14.138      197,926
                                                       2005       $14.138      $14.713      205,195
                                                       2006       $14.713      $16.404      175,011
                                                       2007       $16.404      $16.412      160,793
                                                       2008       $16.412       $7.791      177,479
                                                       2009        $7.791      $11.363      148,519
                                                       2010       $11.363      $11.995      127,880
                                                       2011       $11.995      $11.439      105,881
-----------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                       2003       $10.000      $12.268       41,151
                                                       2004       $12.268      $12.876       74,440
                                                       2005       $12.876      $13.801       78,672
                                                       2006       $13.801      $14.449       66,299
                                                       2007       $14.449      $15.935       62,808
                                                       2008       $15.935       $9.024       55,950
                                                       2009        $9.024      $10.753       53,464
                                                       2010       $10.753      $12.229       46,413
                                                       2011       $12.229      $11.092       41,810
-----------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND--SERIES II
                                                       2006       $10.000      $10.804       59,634
                                                       2007       $10.804      $11.504       52,025
                                                       2008       $11.504       $7.913       49,165
                                                       2009        $7.913       $9.996       44,333
                                                       2010        $9.996      $10.780       40,181
                                                       2011       $10.780      $10.610       39,159
-----------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
                                                       2003       $10.000      $12.260      237,797
                                                       2004       $12.260      $13.095      556,690
                                                       2005       $13.095      $13.619      590,383
                                                       2006       $13.619      $14.900      513,182
                                                       2007       $14.900      $15.280      433,504
                                                       2008       $15.280       $9.584      394,305
                                                       2009        $9.584      $11.725      311,712
                                                       2010       $11.725      $12.754      273,597
                                                       2011       $12.754      $12.582      206,876

111 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.971      150,827
                                                         2004       $12.971      $14.679      331,007
                                                         2005       $14.679      $15.385      355,868
                                                         2006       $15.385      $18.468      304,398
                                                         2007       $18.468      $19.462      274,405
                                                         2008       $19.462      $11.317      240,021
                                                         2009       $11.317      $12.972      199,739
                                                         2010       $12.972      $14.326      177,987
                                                         2011       $14.326      $15.462            0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
                                                         2003       $10.000      $11.331       95,060
                                                         2004       $11.331      $12.255      191,354
                                                         2005       $12.255      $12.330      181,345
                                                         2006       $12.330      $13.268      165,461
                                                         2007       $13.268      $13.607      142,464
                                                         2008       $13.607      $10.315      111,487
                                                         2009       $10.315      $14.690       90,257
                                                         2010       $14.690      $15.944       74,319
                                                         2011       $15.944      $15.999       58,774
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
                                                         2003       $10.000      $11.666       83,633
                                                         2004       $11.666      $12.750      132,998
                                                         2005       $12.750      $13.430      130,194
                                                         2006       $13.430      $15.108      112,840
                                                         2007       $15.108      $15.339       84,148
                                                         2008       $15.339      $11.137       66,790
                                                         2009       $11.137      $13.731       59,867
                                                         2010       $13.731      $15.199       48,617
                                                         2011       $15.199      $16.184            0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND--SERIES II
                                                         2011       $10.000       $8.279      200,401
-------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                         2004       $10.000      $10.826       41,968
                                                         2005       $10.826      $11.463       87,736
                                                         2006       $11.463      $12.559       75,209
                                                         2007       $12.559      $13.547       66,771
                                                         2008       $13.547       $9.537       63,651
                                                         2009        $9.537      $12.224       58,380
                                                         2010       $12.224      $13.729       53,132
                                                         2011       $13.729      $12.671       44,645

112 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
                                                                 2003       $10.000      $12.114       380,784
                                                                 2004       $12.114      $13.188       779,233
                                                                 2005       $13.188      $13.596     1,205,985
                                                                 2006       $13.596      $15.462     1,252,976
                                                                 2007       $15.462      $16.026     1,151,976
                                                                 2008       $16.026       $9.923     1,135,623
                                                                 2009        $9.923      $12.348     1,011,779
                                                                 2010       $12.348      $13.967       900,102
                                                                 2011       $13.967      $13.999       620,524
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                                 2003       $10.000      $11.853       105,623
                                                                 2004       $11.853      $12.493       143,473
                                                                 2005       $12.493      $13.275       181,523
                                                                 2006       $13.275      $13.448       174,613
                                                                 2007       $13.448      $15.483       157,178
                                                                 2008       $15.483       $7.777       145,869
                                                                 2009        $7.777      $12.715       140,339
                                                                 2010       $12.715      $15.007       122,371
                                                                 2011       $15.007      $13.867        98,771
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                                 2003       $10.000      $12.525       611,638
                                                                 2004       $12.525      $14.519     1,368,363
                                                                 2005       $14.519      $14.921     2,024,042
                                                                 2006       $14.921      $17.092     2,064,458
                                                                 2007       $17.092      $16.478     1,899,584
                                                                 2008       $16.478      $10.442     1,630,400
                                                                 2009       $10.442      $13.235     1,426,710
                                                                 2010       $13.235      $15.115     1,220,309
                                                                 2011       $15.115      $14.606     1,021,451
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                                 2003       $10.000      $11.622       125,143
                                                                 2004       $11.622      $12.793       215,383
                                                                 2005       $12.793      $13.561       424,921
                                                                 2006       $13.561      $15.070       488,356
                                                                 2007       $15.070      $15.374       463,892
                                                                 2008       $15.374      $11.734       366,052
                                                                 2009       $11.734      $14.187       339,381
                                                                 2010       $14.187      $15.689       287,074
                                                                 2011       $15.689      $15.286       283,842
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND--SERIES II
                                                                 2011       $10.000      $12.554       127,266

113 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                                         2003       $10.000      $12.423       346,255
                                                                         2004       $12.423      $13.994       706,160
                                                                         2005       $13.994      $15.157       998,766
                                                                         2006       $15.157      $17.352     1,008,188
                                                                         2007       $17.352      $17.559       900,886
                                                                         2008       $17.559      $11.750       780,887
                                                                         2009       $11.750      $14.394       719,108
                                                                         2010       $14.394      $15.941       593,027
                                                                         2011       $15.941      $15.380       500,922
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
                                                                         2006       $10.000      $10.761        66,650
                                                                         2007       $10.761      $12.136        72,239
                                                                         2008       $12.136       $6.166        96,162
                                                                         2009        $6.166       $8.311        86,149
                                                                         2010        $8.311       $9.016        84,235
                                                                         2011        $9.016       $9.828             0
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                                         2003       $10.000      $12.864        64,393
                                                                         2004       $12.864      $14.589        91,273
                                                                         2005       $14.589      $16.001        90,402
                                                                         2006       $16.001      $16.573        90,586
                                                                         2007       $16.573      $19.237        81,088
                                                                         2008       $19.237      $10.095        75,417
                                                                         2009       $10.095      $15.583        70,514
                                                                         2010       $15.583      $19.577        54,925
                                                                         2011       $19.577      $17.516        48,586
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                         2003       $10.000      $13.408       162,337
                                                                         2004       $13.408      $15.158       366,700
                                                                         2005       $15.158      $16.781       592,052
                                                                         2006       $16.781      $19.981       628,145
                                                                         2007       $19.981      $21.249       569,614
                                                                         2008       $21.249      $12.287       535,515
                                                                         2009       $12.287      $16.878       440,565
                                                                         2010       $16.878      $20.356       359,531
                                                                         2011       $20.356      $20.260       293,048
-----------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS - GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                         2003       $10.000      $11.505        30,741
                                                                         2004       $11.505      $13.660        45,533
                                                                         2005       $13.660      $15.420        95,239
                                                                         2006       $15.420      $18.270        90,617
                                                                         2007       $18.270      $21.647        86,092
                                                                         2008       $21.647      $14.221        80,258
                                                                         2009       $14.221      $16.681        44,277
                                                                         2010       $16.681      $17.576        41,418
                                                                         2011       $17.576      $20.095        33,660

114 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.234        24,578
                                                             2004       $12.234      $13.583        35,573
                                                             2005       $13.583      $16.455        37,997
                                                             2006       $16.455      $17.484        37,633
                                                             2007       $17.484      $20.603        35,654
                                                             2008       $20.603      $10.372        34,174
                                                             2009       $10.372      $17.308        37,731
                                                             2010       $17.308      $21.481        25,726
                                                             2011       $21.481      $19.594        20,965
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.690        65,859
                                                             2004       $12.690      $14.090       102,460
                                                             2005       $14.090      $15.071        94,898
                                                             2006       $15.071      $19.322        90,663
                                                             2007       $19.322      $21.998        81,637
                                                             2008       $21.998      $12.411        71,612
                                                             2009       $12.411      $15.609        63,468
                                                             2010       $15.609      $16.480        56,422
                                                             2011       $16.480      $14.665        50,201
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.603        10,209
                                                             2004       $12.603      $13.968        19,661
                                                             2005       $13.968      $14.677        18,678
                                                             2006       $14.677      $17.147        17,635
                                                             2007       $17.147      $19.748        13,437
                                                             2008       $19.748      $10.924        12,351
                                                             2009       $10.924      $10.445             0
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                             2003       $10.000      $10.311       285,576
                                                             2004       $10.311      $10.694     1,071,611
                                                             2005       $10.694      $10.881     2,234,712
                                                             2006       $10.881      $11.315     2,686,693
                                                             2007       $11.315      $11.808     2,527,529
                                                             2008       $11.808      $10.594     1,986,494
                                                             2009       $10.594      $12.789     1,790,282
                                                             2010       $12.789      $13.761     1,572,045
                                                             2011       $13.761      $14.224     1,319,372

115 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                                Number of
                                                                                     Accumulation Accumulation    Units
                                                                        For The Year  Unit Value   Unit Value  Outstanding
                                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                                            December 31   of period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $10.018       337,847
                                                                            2004       $10.018      $10.005       691,339
                                                                            2005       $10.005      $10.025     1,064,766
                                                                            2006       $10.025      $10.295     1,070,500
                                                                            2007       $10.295      $10.446       951,430
                                                                            2008       $10.446       $8.742       779,527
                                                                            2009        $8.742       $9.109       716,650
                                                                            2010        $9.109       $9.191       583,997
                                                                            2011        $9.191       $9.295       445,327
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                                            2003       $10.000       $9.936       184,536
                                                                            2004        $9.936       $9.868       812,228
                                                                            2005        $9.868       $9.988     1,150,064
                                                                            2006        $9.988      $10.289     1,226,200
                                                                            2007       $10.289      $10.629     1,227,382
                                                                            2008       $10.629      $10.723     1,158,126
                                                                            2009       $10.723      $10.586     1,026,288
                                                                            2010       $10.586      $10.450       858,610
                                                                            2011       $10.450      $10.317       675,122
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MULTI CAP GROWTH PORTFOLIO--CLASS Y
 FORMERLY, MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $11.884       180,194
                                                                            2004       $11.884      $13.005       463,438
                                                                            2005       $13.005      $15.136       529,631
                                                                            2006       $15.136      $15.526       475,152
                                                                            2007       $15.526      $18.273       433,093
                                                                            2008       $18.273       $9.425       414,460
                                                                            2009        $9.425      $15.895       310,698
                                                                            2010       $15.895      $19.993       279,782
                                                                            2011       $19.993      $18.361       250,814
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $12.034       156,369
                                                                            2004       $12.034      $13.080       290,870
                                                                            2005       $13.080      $13.953       341,132
                                                                            2006       $13.953      $15.805       321,608
                                                                            2007       $15.805      $16.907       283,081
                                                                            2008       $16.907      $12.650       228,394
                                                                            2009       $12.650      $14.914       237,057
                                                                            2010       $14.914      $15.678       224,263
                                                                            2011       $15.678      $14.218       165,645
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000       $9.517        40,712
                                                                            2007        $9.517      $11.567        50,173
                                                                            2008       $11.567       $6.411        51,624
                                                                            2009        $6.411       $8.961        76,870
                                                                            2010        $8.961      $10.991        85,668
                                                                            2011       $10.991      $10.031       121,676

116 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                               2006       $10.000      $10.732       10,024
                                                               2007       $10.732      $11.200       13,492
                                                               2008       $11.200       $9.434       13,090
                                                               2009        $9.434      $12.149       20,723
                                                               2010       $12.149      $13.438       21,287
                                                               2011       $13.438      $14.090       18,978
-------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                               2006       $10.000      $10.146       37,825
                                                               2007       $10.146      $11.073       71,055
                                                               2008       $11.073      $10.151      126,069
                                                               2009       $10.151      $11.851      203,245
                                                               2010       $11.851      $12.635      181,438
                                                               2011       $12.635      $13.914      152,768
-------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                               2006       $10.000      $10.329      311,062
                                                               2007       $10.329      $11.077      456,710
                                                               2008       $11.077      $11.450      458,173
                                                               2009       $11.450      $12.880      652,330
                                                               2010       $12.880      $13.732      598,564
                                                               2011       $13.732      $14.031      540,321
-------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                               2009       $10.000       $8.191      321,699
                                                               2010        $8.191       $9.104      293,986
                                                               2011        $9.104       $9.160      267,769
-------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                               2003       $10.000      $11.342       59,242
                                                               2004       $11.342      $12.114       89,594
                                                               2005       $12.114      $12.437      105,484
                                                               2006       $12.437      $13.740       97,467
                                                               2007       $13.740      $13.692       92,913
                                                               2008       $13.692       $8.011       71,820
                                                               2009        $8.011       $9.934       65,216
                                                               2010        $9.934      $10.868       58,715
                                                               2011       $10.868      $11.025       56,562
-------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                               2003       $10.000      $12.318        8,159
                                                               2004       $12.318      $13.510       83,914
                                                               2005       $13.510      $14.034       93,677
                                                               2006       $14.034      $16.057       80,043
                                                               2007       $16.057      $14.892       74,546
                                                               2008       $14.892       $9.011       72,093
                                                               2009        $9.011      $11.547       54,941
                                                               2010       $11.547      $13.037       42,887
                                                               2011       $13.037      $12.272       32,445

117 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.000      $12.688       71,672
                                                   2004       $12.688      $14.553      165,086
                                                   2005       $14.553      $16.118      239,237
                                                   2006       $16.118      $20.321      238,989
                                                   2007       $20.321      $21.736      222,845
                                                   2008       $21.736      $12.025      193,760
                                                   2009       $12.025      $14.794      172,893
                                                   2010       $14.794      $16.068      135,957
                                                   2011       $16.068      $13.175      103,342
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.000      $12.184        8,159
                                                   2004       $12.184      $13.547        5,886
                                                   2005       $13.547      $14.550        4,547
                                                   2006       $14.550      $16.364        3,355
                                                   2007       $16.364      $15.317        3,106
                                                   2008       $15.317       $9.140        2,276
                                                   2009        $9.140      $11.803        2,256
                                                   2010       $11.803      $13.273        2,240
                                                   2011       $13.273      $13.108        2,481
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2005       $10.000      $10.948      254,363
                                                   2006       $10.948      $12.538      372,360
                                                   2007       $12.538      $11.770      355,677
                                                   2008       $11.770       $6.418      365,722
                                                   2009        $6.418       $6.045            0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.000      $11.752       63,955
                                                   2004       $11.752      $12.184      135,230
                                                   2005       $12.184      $12.712      164,024
                                                   2006       $12.712      $13.230      169,816
                                                   2007       $13.230      $13.780      155,642
                                                   2008       $13.780       $8.565      145,665
                                                   2009        $8.565      $13.856      135,902
                                                   2010       $13.856      $16.522      110,339
                                                   2011       $16.522      $13.398       82,424
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.319       32,114
                                                   2004       $11.319      $12.299      141,903
                                                   2005       $12.299      $13.614      159,451
                                                   2006       $13.614      $14.891      158,346
                                                   2007       $14.891      $15.638      147,971
                                                   2008       $15.638      $13.124      121,506
                                                   2009       $13.124      $16.856      109,210
                                                   2010       $16.856      $18.259       88,226
                                                   2011       $18.259      $19.265       64,103

118 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                       2003       $10.000      $14.912       35,093
                                                       2004       $14.912      $18.105      100,831
                                                       2005       $18.105      $23.907      166,567
                                                       2006       $23.907      $32.371      223,116
                                                       2007       $32.371      $44.878      201,793
                                                       2008       $44.878      $19.162      160,087
                                                       2009       $19.162      $32.178      142,501
                                                       2010       $32.178      $37.782      115,955
                                                       2011       $37.782      $30.494      106,196
-----------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                       2003       $10.000      $12.251       91,178
                                                       2004       $12.251      $13.637      311,486
                                                       2005       $13.637      $15.073      581,451
                                                       2006       $15.073      $18.080      726,809
                                                       2007       $18.080      $19.591      683,552
                                                       2008       $19.591      $13.741      578,764
                                                       2009       $13.741      $17.574      497,576
                                                       2010       $17.574      $19.784      418,112
                                                       2011       $19.784      $21.297      369,041
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $11.715      121,087
                                                       2004       $11.715      $12.423      179,761
                                                       2005       $12.423      $14.161      189,322
                                                       2006       $14.161      $14.512      176,167
                                                       2007       $14.512      $17.427      199,929
                                                       2008       $17.427       $8.713      135,126
                                                       2009        $8.713      $14.203      117,702
                                                       2010       $14.203      $17.191       99,028
                                                       2011       $17.191      $16.453       77,957
-----------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.116      104,776
                                                       2004       $13.116      $15.727      190,348
                                                       2005       $15.727      $18.210      270,496
                                                       2006       $18.210      $19.618      310,882
                                                       2007       $19.618      $23.743      294,553
                                                       2008       $23.743      $12.464      267,442
                                                       2009       $12.464      $19.361      207,754
                                                       2010       $19.361      $25.279      163,878
                                                       2011       $25.279      $23.163      126,912

119 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.1

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                  2003       $10.000      $13.621      104,846
                                                  2004       $13.621      $15.993      150,004
                                                  2005       $15.993      $17.821      165,471
                                                  2006       $17.821      $19.674      151,653
                                                  2007       $19.674      $19.994      135,433
                                                  2008       $19.994      $11.755      122,362
                                                  2009       $11.755      $17.016      104,428
                                                  2010       $17.016      $21.258       81,572
                                                  2011       $21.258      $19.156       68,574
------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                  2003       $10.000      $12.785       95,259
                                                  2004       $12.785      $17.172      267,480
                                                  2005       $17.172      $19.791      385,379
                                                  2006       $19.791      $26.896      379,250
                                                  2007       $26.896      $21.962      330,940
                                                  2008       $21.962      $13.428      286,772
                                                  2009       $13.428      $17.032      246,512
                                                  2010       $17.032      $21.776      199,546
                                                  2011       $21.776      $22.713      171,972

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administration expense charge of 0.19%.

120 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                   2003       $10.000      $12.238      30,085
                                                                   2004       $12.238      $13.313      30,581
                                                                   2005       $13.313      $13.621      32,696
                                                                   2006       $13.621      $15.586      30,707
                                                                   2007       $15.586      $15.984      24,486
                                                                   2008       $15.984       $9.271      20,315
                                                                   2009        $9.271      $10.914      12,376
                                                                   2010       $10.914      $12.041      11,728
                                                                   2011       $12.041      $12.493       5,973
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                   2003       $10.000      $12.403       5,243
                                                                   2004       $12.403      $13.894       6,926
                                                                   2005       $13.894      $15.172       6,809
                                                                   2006       $15.172      $14.657       6,796
                                                                   2007       $14.657      $16.149       6,783
                                                                   2008       $16.149       $9.067       6,959
                                                                   2009        $9.067      $11.783       5,803
                                                                   2010       $11.783      $13.230       4,467
                                                                   2011       $13.230      $13.067       4,037
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                   2005       $10.000      $11.829       3,437
                                                                   2006       $11.829      $15.635       3,209
                                                                   2007       $15.635      $16.144      11,918
                                                                   2008       $16.144       $7.376      15,561
                                                                   2009        $7.376       $9.694      16,226
                                                                   2010        $9.694       $9.889      17,324
                                                                   2011        $9.889       $7.793      20,046
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                   2003       $10.000      $11.441       5,752
                                                                   2004       $11.441      $12.124      11,686
                                                                   2005       $12.124      $13.620      11,685
                                                                   2006       $13.620      $13.237      11,263
                                                                   2007       $13.237      $14.708      11,262
                                                                   2008       $14.708       $8.657      11,026
                                                                   2009        $8.657      $11.609      11,026
                                                                   2010       $11.609      $12.472       9,603
                                                                   2011       $12.472      $11.800       5,377

121 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                             2003       $10.000      $13.558       5,419
                                                             2004       $13.558      $15.791       7,226
                                                             2005       $15.791      $16.471       7,449
                                                             2006       $16.471      $18.399       7,250
                                                             2007       $18.399      $18.269       5,854
                                                             2008       $18.269      $11.481       4,030
                                                             2009       $11.481      $16.019       2,222
                                                             2010       $16.019      $19.835       1,769
                                                             2011       $19.835      $17.729         908
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.911       1,315
                                                             2006       $10.911      $13.180         293
                                                             2007       $13.180      $15.732         273
                                                             2008       $15.732       $9.731       1,452
                                                             2009        $9.731      $10.473           0
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.691           0
                                                             2006       $10.691      $12.657           0
                                                             2007       $12.657      $11.863           0
                                                             2008       $11.863       $6.844           0
                                                             2009        $6.844       $8.102           0
                                                             2010        $8.102       $8.830           0
                                                             2011        $8.830       $8.310           0
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.844       6,441
                                                             2006       $11.844      $12.910       6,854
                                                             2007       $12.910      $14.810       5,944
                                                             2008       $14.810       $8.301       3,333
                                                             2009        $8.301      $10.999       8,133
                                                             2010       $10.999      $12.580       3,549
                                                             2011       $12.580      $11.962       3,089
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.046         366
                                                             2006       $11.046      $12.194       1,882
                                                             2007       $12.194      $13.340       6,674
                                                             2008       $13.340       $7.580       7,366
                                                             2009        $7.580       $9.417       6,626
                                                             2010        $9.417      $10.551       6,679
                                                             2011       $10.551      $10.461       6,437

122 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $10.434       3,328
                                                              2006       $10.434      $11.331       2,044
                                                              2007       $11.331      $11.364       1,883
                                                              2008       $11.364       $8.320         764
                                                              2009        $8.320      $11.675         459
                                                              2010       $11.675      $12.981         449
                                                              2011       $12.981      $13.169         427
------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                              2005       $10.000      $12.062         290
                                                              2006       $12.062      $13.262         269
                                                              2007       $13.262      $14.959         251
                                                              2008       $14.959       $8.836       1,649
                                                              2009        $8.836      $12.078       2,487
                                                              2010       $12.078      $15.190         196
                                                              2011       $15.190      $13.245         176
------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                              2006       $10.000      $10.172           0
                                                              2007       $10.172      $10.441       4,439
                                                              2008       $10.441      $10.495       8,295
                                                              2009       $10.495      $10.314      18,960
                                                              2010       $10.314      $10.095       5,453
                                                              2011       $10.095       $9.876       5,278
------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                              2005       $10.000      $11.110           0
                                                              2006       $11.110      $11.432           0
                                                              2007       $11.432      $12.782       5,150
                                                              2008       $12.782       $8.087       5,196
                                                              2009        $8.087      $10.518       5,010
                                                              2010       $10.518      $11.953       4,872
                                                              2011       $11.953      $11.130       4,980
------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                              2004       $10.000      $10.652       1,781
                                                              2005       $10.652      $10.764       2,337
                                                              2006       $10.764      $11.515       2,364
                                                              2007       $11.515      $11.568       3,061
                                                              2008       $11.568       $8.669       2,025
                                                              2009        $8.669      $12.100       1,670
                                                              2010       $12.100      $13.404       1,579
                                                              2011       $13.404      $13.709       1,505

123 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                      2004       $10.000      $11.194       1,924
                                                      2005       $11.194      $11.126       2,412
                                                      2006       $11.126      $12.868       2,245
                                                      2007       $12.868      $13.057       1,492
                                                      2008       $13.057       $8.984       1,577
                                                      2009        $8.984      $11.915       3,077
                                                      2010       $11.915      $13.131       2,990
                                                      2011       $13.131      $13.150       2,778
----------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                      2005       $10.000      $11.335       3,984
                                                      2006       $11.335      $13.644       3,791
                                                      2007       $13.644      $14.925       3,586
                                                      2008       $14.925      $10.444       3,182
                                                      2009       $10.444      $12.597       1,348
                                                      2010       $12.597      $13.794       1,262
                                                      2011       $13.794      $13.094       1,169
----------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                      2004       $10.000      $10.907       7,597
                                                      2005       $10.907      $11.795       8,427
                                                      2006       $11.795      $13.658       8,625
                                                      2007       $13.658      $13.822       8,002
                                                      2008       $13.822       $8.502       7,984
                                                      2009        $8.502      $10.482       2,974
                                                      2010       $10.482      $11.401       2,980
                                                      2011       $11.401      $11.035       2,826
----------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                      2004       $10.000      $11.472           0
                                                      2005       $11.472      $12.363       1,345
                                                      2006       $12.363      $14.686       1,891
                                                      2007       $14.686      $16.583       1,366
                                                      2008       $16.583       $9.670       2,607
                                                      2009        $9.670      $12.962       3,304
                                                      2010       $12.962      $13.744       2,228
                                                      2011       $13.744      $12.014       2,371
----------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
                                                      2005       $10.000      $10.481         693
                                                      2006       $10.481      $12.573         531
                                                      2007       $12.573      $12.327         551
                                                      2008       $12.327       $7.992         538
                                                      2009        $7.992       $9.249         573
                                                      2010        $9.249      $10.060         579
                                                      2011       $10.060       $9.146         615

124 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                         2005       $10.000      $11.331           0
                                                         2006       $11.331      $12.875           0
                                                         2007       $12.875      $12.926           0
                                                         2008       $12.926       $8.001           0
                                                         2009        $8.001      $10.420           0
                                                         2010       $10.420      $12.740           0
                                                         2011       $12.740      $11.667           0
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                         2005       $10.000      $11.298         607
                                                         2006       $11.298      $12.407       1,238
                                                         2007       $12.407      $10.106       1,346
                                                         2008       $10.106       $6.539       2,010
                                                         2009        $6.539       $8.166       2,421
                                                         2010        $8.166      $10.393       1,185
                                                         2011       $10.393      $10.234       1,177
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                         2005       $10.000      $11.226         791
                                                         2006       $11.226      $12.397       1,419
                                                         2007       $12.397      $11.839       6,517
                                                         2008       $11.839       $7.349       6,690
                                                         2009        $7.349       $8.708       7,054
                                                         2010        $8.708       $9.611       7,071
                                                         2011        $9.611       $9.781       6,625
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
                                                         2003       $10.000      $12.843       2,967
                                                         2004       $12.843      $13.924       4,311
                                                         2005       $13.924      $14.359       3,964
                                                         2006       $14.359      $15.863       3,935
                                                         2007       $15.863      $15.725       3,632
                                                         2008       $15.725       $7.397       1,439
                                                         2009        $7.397      $10.689         213
                                                         2010       $10.689      $11.181         227
                                                         2011       $11.181      $10.565         232
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                         2003       $10.000      $12.193       1,401
                                                         2004       $12.193      $12.681         895
                                                         2005       $12.681      $13.468         890
                                                         2006       $13.468      $13.972         885
                                                         2007       $13.972      $15.268         880
                                                         2008       $15.268       $8.567         872
                                                         2009        $8.567      $10.116           0
                                                         2010       $10.116      $11.399           0
                                                         2011       $11.399      $10.245           0

125 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND--SERIES II
                                                         2006       $10.000      $10.738       8,630
                                                         2007       $10.738      $11.329       8,588
                                                         2008       $11.329       $7.721       8,530
                                                         2009        $7.721       $9.665       8,483
                                                         2010        $9.665      $10.328       8,437
                                                         2011       $10.328      $10.072         405
-------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.185      20,116
                                                         2004       $12.185      $12.897      18,199
                                                         2005       $12.897      $13.291      22,604
                                                         2006       $13.291      $14.408      20,625
                                                         2007       $14.408      $14.641      19,418
                                                         2008       $14.641       $9.099      13,916
                                                         2009        $9.099      $11.030       8,360
                                                         2010       $11.030      $11.889       7,909
                                                         2011       $11.889      $11.622       4,437
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.892       5,234
                                                         2004       $12.892      $14.457      11,314
                                                         2005       $14.457      $15.014      12,341
                                                         2006       $15.014      $17.859      11,659
                                                         2007       $17.859      $18.647      11,536
                                                         2008       $18.647      $10.745      11,196
                                                         2009       $10.745      $12.203       7,090
                                                         2010       $12.203      $13.354       6,673
                                                         2011       $13.354      $14.370           0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
                                                         2003       $10.000      $11.262       5,624
                                                         2004       $11.262      $12.069       5,399
                                                         2005       $12.069      $12.033       7,464
                                                         2006       $12.033      $12.830       7,040
                                                         2007       $12.830      $13.037       6,708
                                                         2008       $13.037       $9.794       6,374
                                                         2009        $9.794      $13.820       1,346
                                                         2010       $13.820      $14.863       1,346
                                                         2011       $14.863      $14.779       1,346
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
                                                         2003       $10.000      $11.595         388
                                                         2004       $11.595      $12.556         388
                                                         2005       $12.556      $13.106       6,319
                                                         2006       $13.106      $14.610       5,300
                                                         2007       $14.610      $14.697       4,876
                                                         2008       $14.697      $10.574       4,428
                                                         2009       $10.574      $12.917           0
                                                         2010       $12.917      $14.168           0
                                                         2011       $14.168      $15.042           0

126 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND--SERIES II
                                                        2011       $10.000       $7.860      10,076
------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                        2004       $10.000      $10.760           0
                                                        2005       $10.760      $11.290           0
                                                        2006       $11.290      $12.256           0
                                                        2007       $12.256      $13.099           0
                                                        2008       $13.099       $9.137           0
                                                        2009        $9.137      $11.605           0
                                                        2010       $11.605      $12.915           0
                                                        2011       $12.915      $11.811           0
------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
                                                        2003       $10.000      $12.040      15,094
                                                        2004       $12.040      $12.988      15,844
                                                        2005       $12.988      $13.268      23,949
                                                        2006       $13.268      $14.953      22,947
                                                        2007       $14.953      $15.355      28,701
                                                        2008       $15.355       $9.421      28,554
                                                        2009        $9.421      $11.617      26,320
                                                        2010       $11.617      $13.020      26,155
                                                        2011       $13.020      $12.931       8,009
------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                        2003       $10.000      $11.781       7,119
                                                        2004       $11.781      $12.304       5,330
                                                        2005       $12.304      $12.955       4,868
                                                        2006       $12.955      $13.004       4,578
                                                        2007       $13.004      $14.835       4,090
                                                        2008       $14.835       $7.383       2,959
                                                        2009        $7.383      $11.962       1,813
                                                        2010       $11.962      $13.989           0
                                                        2011       $13.989      $12.809           0
------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                        2003       $10.000      $12.449      73,598
                                                        2004       $12.449      $14.299      44,257
                                                        2005       $14.299      $14.561      49,881
                                                        2006       $14.561      $16.529      49,325
                                                        2007       $16.529      $15.788      50,066
                                                        2008       $15.788       $9.913      38,421
                                                        2009        $9.913      $12.451      21,619
                                                        2010       $12.451      $14.090      18,655
                                                        2011       $14.090      $13.491       9,842

127 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                              Number of
                                                                                   Accumulation Accumulation    Units
                                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                                          December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                                          2003       $10.000      $11.551       4,382
                                                                          2004       $11.551      $12.599       8,845
                                                                          2005       $12.599      $13.234       7,060
                                                                          2006       $13.234      $14.573       7,902
                                                                          2007       $14.573      $14.731       5,965
                                                                          2008       $14.731      $11.140         776
                                                                          2009       $11.140      $13.347         768
                                                                          2010       $13.347      $14.625         763
                                                                          2011       $14.625      $14.120         758
------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND--SERIES II
                                                                          2011       $10.000      $11.596       1,673
------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                                          2003       $10.000      $12.347      52,658
                                                                          2004       $12.347      $13.782      27,103
                                                                          2005       $13.782      $14.792      32,255
                                                                          2006       $14.792      $16.780      30,931
                                                                          2007       $16.780      $16.825      29,153
                                                                          2008       $16.825      $11.155       9,573
                                                                          2009       $11.155      $13.541       6,001
                                                                          2010       $13.541      $14.860       5,552
                                                                          2011       $14.860      $14.206       4,995
------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
                                                                          2006       $10.000      $10.695           0
                                                                          2007       $10.695      $11.951       7,868
                                                                          2008       $11.951       $6.017       9,863
                                                                          2009        $6.017       $8.036       9,439
                                                                          2010        $8.036       $8.638       9,658
                                                                          2011        $8.638       $9.388           0
------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES II
                                                                          2003       $10.000      $12.785         428
                                                                          2004       $12.785      $14.368       1,015
                                                                          2005       $14.368      $15.616         429
                                                                          2006       $15.616      $16.027         427
                                                                          2007       $16.027      $18.433         424
                                                                          2008       $18.433       $9.585         216
                                                                          2009        $9.585      $14.660           0
                                                                          2010       $14.660      $18.250           0
                                                                          2011       $18.250      $16.180           0

128 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                    2003       $10.000      $13.327      13,892
                                                                    2004       $13.327      $14.928       9,406
                                                                    2005       $14.928      $16.376      10,565
                                                                    2006       $16.376      $19.322      10,421
                                                                    2007       $19.322      $20.360      12,160
                                                                    2008       $20.360      $11.665      11,195
                                                                    2009       $11.665      $15.878       9,150
                                                                    2010       $15.878      $18.975       8,826
                                                                    2011       $18.975      $18.714       5,125
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS - GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $11.435       1,101
                                                                    2004       $11.435      $13.453       1,096
                                                                    2005       $13.453      $15.048       1,052
                                                                    2006       $15.048      $17.668       1,007
                                                                    2007       $17.668      $20.742         962
                                                                    2008       $20.742      $13.501         894
                                                                    2009       $13.501      $15.693          48
                                                                    2010       $15.693      $16.385           0
                                                                    2011       $16.385      $18.562           0
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $12.159         189
                                                                    2004       $12.159      $13.377         951
                                                                    2005       $13.377      $16.058         951
                                                                    2006       $16.058      $16.908         951
                                                                    2007       $16.908      $19.741         951
                                                                    2008       $19.741       $9.847         951
                                                                    2009        $9.847      $16.283         762
                                                                    2010       $16.283      $20.024         762
                                                                    2011       $20.024      $18.099         762
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $12.613       3,061
                                                                    2004       $12.613      $13.877       3,942
                                                                    2005       $13.877      $14.708       3,940
                                                                    2006       $14.708      $18.685       3,935
                                                                    2007       $18.685      $21.078       3,931
                                                                    2008       $21.078      $11.783       3,926
                                                                    2009       $11.783      $14.684       3,494
                                                                    2010       $14.684      $15.362       3,491
                                                                    2011       $15.362      $13.546       3,488

129 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.526          979
                                                             2004       $12.526      $13.757            0
                                                             2005       $13.757      $14.323            0
                                                             2006       $14.323      $16.581            0
                                                             2007       $16.581      $18.922            0
                                                             2008       $18.922      $10.371            0
                                                             2009       $10.371       $9.888            0
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                             2003       $10.000      $10.248       36,354
                                                             2004       $10.248      $10.532       31,834
                                                             2005       $10.532      $10.619       50,822
                                                             2006       $10.619      $10.942       41,532
                                                             2007       $10.942      $11.314       42,065
                                                             2008       $11.314      $10.058       22,447
                                                             2009       $10.058      $12.031       17,766
                                                             2010       $12.031      $12.828       15,605
                                                             2011       $12.828      $13.139       14,082
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                             2003       $10.000       $9.957       22,303
                                                             2004        $9.957       $9.853       25,373
                                                             2005        $9.853       $9.783       23,571
                                                             2006        $9.783       $9.955       22,489
                                                             2007        $9.955      $10.008       21,727
                                                             2008       $10.008       $8.300       18,154
                                                             2009        $8.300       $8.569        1,103
                                                             2010        $8.569       $8.567        1,072
                                                             2011        $8.567       $8.586        1,044
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                             2003       $10.000       $9.875       45,906
                                                             2004        $9.875       $9.719      100,138
                                                             2005        $9.719       $9.747      106,824
                                                             2006        $9.747       $9.950      102,072
                                                             2007        $9.950      $10.185        9,365
                                                             2008       $10.185      $10.180        6,937
                                                             2009       $10.180       $9.959       20,745
                                                             2010        $9.959       $9.742        7,966
                                                             2011        $9.742       $9.530        5,569

130 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                                                Number of
                                                                                     Accumulation Accumulation    Units
                                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                                            December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MULTI CAP GROWTH PORTFOLIO--CLASS Y
 FORMERLY, MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $11.812      22,754
                                                                            2004       $11.812      $12.808      25,327
                                                                            2005       $12.808      $14.771      23,766
                                                                            2006       $14.771      $15.014      22,872
                                                                            2007       $15.014      $17.509      19,501
                                                                            2008       $17.509       $8.948      10,965
                                                                            2009        $8.948      $14.953      10,337
                                                                            2010       $14.953      $18.637       8,454
                                                                            2011       $18.637      $16.960       7,847
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $11.961      14,926
                                                                            2004       $11.961      $12.882      15,995
                                                                            2005       $12.882      $13.617      13,820
                                                                            2006       $13.617      $15.284      12,721
                                                                            2007       $15.284      $16.199      11,588
                                                                            2008       $16.199      $12.010       2,185
                                                                            2009       $12.010      $14.030       1,977
                                                                            2010       $14.030      $14.615       1,845
                                                                            2011       $14.615      $13.133       1,710
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000       $9.458           0
                                                                            2007        $9.458      $11.391         796
                                                                            2008       $11.391       $6.255       1,548
                                                                            2009        $6.255       $8.664         971
                                                                            2010        $8.664      $10.530         970
                                                                            2011       $10.530       $9.523       1,019
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000      $10.666           0
                                                                            2007       $10.666      $11.029           0
                                                                            2008       $11.029       $9.206         502
                                                                            2009        $9.206      $11.747           0
                                                                            2010       $11.747      $12.874           0
                                                                            2011       $12.874      $13.376           0
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000      $10.084           0
                                                                            2007       $10.084      $10.905         416
                                                                            2008       $10.905       $9.905       5,427
                                                                            2009        $9.905      $11.459       4,137
                                                                            2010       $11.459      $12.105         806
                                                                            2011       $12.105      $13.210         729

131 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                       2006       $10.000      $10.265           0
                                                       2007       $10.265      $10.908      11,176
                                                       2008       $10.908      $11.173      14,260
                                                       2009       $11.173      $12.453      15,405
                                                       2010       $12.453      $13.157      14,701
                                                       2011       $13.157      $13.321      14,031
-----------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                       2009       $10.000       $7.847       5,922
                                                       2010        $7.847       $8.643       5,941
                                                       2011        $8.643       $8.617       5,683
-----------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                       2003       $10.000      $11.273           0
                                                       2004       $11.273      $11.931       1,133
                                                       2005       $11.931      $12.137           0
                                                       2006       $12.137      $13.287           0
                                                       2007       $13.287      $13.119           0
                                                       2008       $13.119       $7.606           0
                                                       2009        $7.606       $9.346           0
                                                       2010        $9.346      $10.131           0
                                                       2011       $10.131      $10.184           0
-----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                       2003       $10.000      $12.243      14,285
                                                       2004       $12.243      $13.306      12,788
                                                       2005       $13.306      $13.695      11,515
                                                       2006       $13.695      $15.528      10,443
                                                       2007       $15.528      $14.269       5,977
                                                       2008       $14.269       $8.555       4,752
                                                       2009        $8.555      $10.863       2,431
                                                       2010       $10.863      $12.152       2,163
                                                       2011       $12.152      $11.335       1,889
-----------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                       2003       $10.000      $12.611         128
                                                       2004       $12.611      $14.333       2,233
                                                       2005       $14.333      $15.730       1,975
                                                       2006       $15.730      $19.651       1,950
                                                       2007       $19.651      $20.827       1,940
                                                       2008       $20.827      $11.417       1,959
                                                       2009       $11.417      $13.918       1,731
                                                       2010       $13.918      $14.978         970
                                                       2011       $14.978      $12.169         918

132 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                      2003       $10.000      $12.109           0
                                                      2004       $12.109      $13.342           0
                                                      2005       $13.342      $14.199           0
                                                      2006       $14.199      $15.825           0
                                                      2007       $15.825      $14.676           0
                                                      2008       $14.676       $8.678           0
                                                      2009        $8.678      $11.104           0
                                                      2010       $11.104      $12.373           0
                                                      2011       $12.373      $12.107           0
----------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                      2005       $10.000      $10.881       1,554
                                                      2006       $10.881      $12.348         902
                                                      2007       $12.348      $11.485       5,080
                                                      2008       $11.485       $6.206       6,006
                                                      2009        $6.206       $5.838           0
----------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                      2003       $10.000      $11.680       2,470
                                                      2004       $11.680      $11.999       2,601
                                                      2005       $11.999      $12.405       2,052
                                                      2006       $12.405      $12.794       2,064
                                                      2007       $12.794      $13.203         201
                                                      2008       $13.203       $8.131         217
                                                      2009        $8.131      $13.035         174
                                                      2010       $13.035      $15.402         164
                                                      2011       $15.402      $12.376         198
----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                      2003       $10.000      $11.250      15,238
                                                      2004       $11.250      $12.113         793
                                                      2005       $12.113      $13.286         676
                                                      2006       $13.286      $14.400         593
                                                      2007       $14.400      $14.984         508
                                                      2008       $14.984      $12.460         409
                                                      2009       $12.460      $15.857           0
                                                      2010       $15.857      $17.021           0
                                                      2011       $17.021      $17.795           0
----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                      2003       $10.000      $14.821      12,008
                                                      2004       $14.821      $17.831         578
                                                      2005       $17.831      $23.331       1,273
                                                      2006       $23.331      $31.304       1,273
                                                      2007       $31.304      $43.002       1,297
                                                      2008       $43.002      $18.193         833
                                                      2009       $18.193      $30.272         830
                                                      2010       $30.272      $35.220         729
                                                      2011       $35.220      $28.167         757

133 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $12.176       1,170
                                                   2004       $12.176      $13.430       4,254
                                                   2005       $13.430      $14.710      12,144
                                                   2006       $14.710      $17.484      12,292
                                                   2007       $17.484      $18.771      11,242
                                                   2008       $18.771      $13.046       8,277
                                                   2009       $13.046      $16.533       6,919
                                                   2010       $16.533      $18.443       4,966
                                                   2011       $18.443      $19.672       3,004
-------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.643         732
                                                   2004       $11.643      $12.234       1,444
                                                   2005       $12.234      $13.820       2,590
                                                   2006       $13.820      $14.033       2,582
                                                   2007       $14.033      $16.697       2,573
                                                   2008       $16.697       $8.272       2,559
                                                   2009        $8.272      $13.362       1,640
                                                   2010       $13.362      $16.025       1,636
                                                   2011       $16.025      $15.198       1,130
-------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.036       6,524
                                                   2004       $13.036      $15.489       7,472
                                                   2005       $15.489      $17.772       7,621
                                                   2006       $17.772      $18.972       7,340
                                                   2007       $18.972      $22.750       9,962
                                                   2008       $22.750      $11.833      10,113
                                                   2009       $11.833      $18.214       8,474
                                                   2010       $18.214      $23.565       7,296
                                                   2011       $23.565      $21.396       7,422
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.538      12,094
                                                   2004       $13.538      $15.751       7,725
                                                   2005       $15.751      $17.392       7,880
                                                   2006       $17.392      $19.025       7,706
                                                   2007       $19.025      $19.158       7,661
                                                   2008       $19.158      $11.161       6,513
                                                   2009       $11.161      $16.008       6,542
                                                   2010       $16.008      $19.816       6,323
                                                   2011       $19.816      $17.694       2,841

134 PROSPECTUS

ALLSTATE VARIABLE ANNUITY--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION

AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.0

                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub-Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                               2003       $10.000      $12.707       2,217
                                               2004       $12.707      $16.912       7,785
                                               2005       $16.912      $19.314       8,404
                                               2006       $19.314      $26.009       7,578
                                               2007       $26.009      $21.043       7,640
                                               2008       $21.043      $12.748       6,485
                                               2009       $12.748      $16.022       1,695
                                               2010       $16.022      $20.299       1,284
                                               2011       $20.299      $20.979       1,252

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administration expense charge of 0.19%.

135 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.279       54,387
                                                                  2004       $12.279      $13.427      166,492
                                                                  2005       $13.427      $13.807      447,898
                                                                  2006       $13.807      $15.880      413,771
                                                                  2007       $15.880      $16.369      345,766
                                                                  2008       $16.369       $9.543      119,126
                                                                  2009        $9.543      $11.291      103,086
                                                                  2010       $11.291      $12.521       86,534
                                                                  2011       $12.521      $13.057       68,395
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.446       28,817
                                                                  2004       $12.446      $14.013       80,635
                                                                  2005       $14.013      $15.380      325,340
                                                                  2006       $15.380      $14.933      424,521
                                                                  2007       $14.933      $16.538      373,318
                                                                  2008       $16.538       $9.333      258,510
                                                                  2009        $9.333      $12.191      182,344
                                                                  2010       $12.191      $13.758      133,260
                                                                  2011       $13.758      $13.657      111,522
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.870      200,944
                                                                  2006       $11.870      $15.768      538,385
                                                                  2007       $15.768      $16.365      527,670
                                                                  2008       $16.365       $7.516      554,744
                                                                  2009        $7.516       $9.928      455,435
                                                                  2010        $9.928      $10.180      390,099
                                                                  2011       $10.180       $8.062      345,808
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.480       40,183
                                                                  2004       $11.480      $12.228       66,960
                                                                  2005       $12.228      $13.806       64,208
                                                                  2006       $13.806      $13.486       50,284
                                                                  2007       $13.486      $15.062       26,777
                                                                  2008       $15.062       $8.911       22,011
                                                                  2009        $8.911      $12.011       14,295
                                                                  2010       $12.011      $12.969        7,561
                                                                  2011       $12.969      $12.333        7,435

136 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.605        46,809
                                                                  2004       $13.605      $15.926       101,345
                                                                  2005       $15.926      $16.696       461,511
                                                                  2006       $16.696      $18.746       547,841
                                                                  2007       $18.746      $18.709       492,368
                                                                  2008       $18.709      $11.817       266,076
                                                                  2009       $11.817      $16.573       194,269
                                                                  2010       $16.573      $20.626       143,862
                                                                  2011       $20.626      $18.530       103,942
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.948        62,544
                                                                  2006       $10.948      $13.293       104,446
                                                                  2007       $13.293      $15.948       105,948
                                                                  2008       $15.948       $9.915        75,031
                                                                  2009        $9.915      $10.711             0
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.728        24,330
                                                                  2006       $10.728      $12.765        84,687
                                                                  2007       $12.765      $12.025        73,715
                                                                  2008       $12.025       $6.973        71,808
                                                                  2009        $6.973       $8.297        55,919
                                                                  2010        $8.297       $9.089        48,769
                                                                  2011        $9.089       $8.598        33,726
----------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                                  2005       $10.000      $11.885       588,555
                                                                  2006       $11.885      $13.020     1,179,793
                                                                  2007       $13.020      $15.013     1,070,999
                                                                  2008       $15.013       $8.458       834,097
                                                                  2009        $8.458      $11.265       684,175
                                                                  2010       $11.265      $12.949       489,383
                                                                  2011       $12.949      $12.376       376,737
----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                                  2005       $10.000      $11.084       109,025
                                                                  2006       $11.084      $12.298       289,123
                                                                  2007       $12.298      $13.523       274,217
                                                                  2008       $13.523       $7.724       254,479
                                                                  2009        $7.724       $9.645       230,339
                                                                  2010        $9.645      $10.861       172,953
                                                                  2011       $10.861      $10.823       119,785

137 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.470      105,832
                                                             2006       $10.470      $11.428      211,031
                                                             2007       $11.428      $11.520      228,615
                                                             2008       $11.520       $8.478      148,744
                                                             2009        $8.478      $11.957      112,768
                                                             2010       $11.957      $13.362       83,389
                                                             2011       $13.362      $13.625       73,963
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.103      146,107
                                                             2006       $12.103      $13.375      305,980
                                                             2007       $13.375      $15.164      279,884
                                                             2008       $15.164       $9.003      190,988
                                                             2009        $9.003      $12.370      158,160
                                                             2010       $12.370      $15.635      119,897
                                                             2011       $15.635      $13.703       87,649
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.207      105,566
                                                             2007       $10.207      $10.531      233,662
                                                             2008       $10.531      $10.639      390,322
                                                             2009       $10.639      $10.509      307,616
                                                             2010       $10.509      $10.339      239,805
                                                             2011       $10.339      $10.166      117,660
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.148       40,286
                                                             2006       $11.148      $11.530      133,880
                                                             2007       $11.530      $12.957      141,437
                                                             2008       $12.957       $8.240      128,083
                                                             2009        $8.240      $10.771      112,939
                                                             2010       $10.771      $12.304       93,989
                                                             2011       $12.304      $11.516       69,408
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.688      105,202
                                                             2005       $10.688      $10.856      171,901
                                                             2006       $10.856      $11.673      155,403
                                                             2007       $11.673      $11.786      114,261
                                                             2008       $11.786       $8.878       73,253
                                                             2009        $8.878      $12.455       64,034
                                                             2010       $12.455      $13.868       57,649
                                                             2011       $13.868      $14.256       48,513

138 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.233        86,915
                                                            2005       $11.233      $11.221       769,097
                                                            2006       $11.221      $13.044     1,446,601
                                                            2007       $13.044      $13.304     1,392,292
                                                            2008       $13.304       $9.200       958,297
                                                            2009        $9.200      $12.264       762,025
                                                            2010       $12.264      $13.585       569,805
                                                            2011       $13.585      $13.674       418,754
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                            2005       $10.000      $11.374        64,062
                                                            2006       $11.374      $13.760       133,205
                                                            2007       $13.760      $15.129       128,508
                                                            2008       $15.129      $10.641        84,601
                                                            2009       $10.641      $12.901        70,890
                                                            2010       $12.901      $14.199        53,473
                                                            2011       $14.199      $13.547        37,875
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $10.944        51,882
                                                            2005       $10.944      $11.896       475,155
                                                            2006       $11.896      $13.845       564,827
                                                            2007       $13.845      $14.083       513,207
                                                            2008       $14.083       $8.707       341,061
                                                            2009        $8.707      $10.790       277,165
                                                            2010       $10.790      $11.795       214,576
                                                            2011       $11.795      $11.475       137,727
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.511        36,969
                                                            2005       $11.511      $12.468       860,022
                                                            2006       $12.468      $14.887     1,019,766
                                                            2007       $14.887      $16.896       920,177
                                                            2008       $16.896       $9.903       467,082
                                                            2009        $9.903      $13.342       349,030
                                                            2010       $13.342      $14.220       270,180
                                                            2011       $14.220      $12.493       215,424
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
                                                            2005       $10.000      $10.517        76,141
                                                            2006       $10.517      $12.680       154,410
                                                            2007       $12.680      $12.497       172,441
                                                            2008       $12.497       $8.143       125,940
                                                            2009        $8.143       $9.472       102,650
                                                            2010        $9.472      $10.355        77,343
                                                            2011       $10.355       $9.462        64,372

139 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                        2005       $10.000      $11.370      121,130
                                                        2006       $11.370      $12.985      141,849
                                                        2007       $12.985      $13.104      125,334
                                                        2008       $13.104       $8.152       93,609
                                                        2009        $8.152      $10.672       83,346
                                                        2010       $10.672      $13.114       67,253
                                                        2011       $13.114      $12.071       60,767
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                        2005       $10.000      $11.336      303,063
                                                        2006       $11.336      $12.513      551,622
                                                        2007       $12.513      $10.244      540,006
                                                        2008       $10.244       $6.663      417,070
                                                        2009        $6.663       $8.363      330,031
                                                        2010        $8.363      $10.698      228,901
                                                        2011       $10.698      $10.589      168,315
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                        2005       $10.000      $11.265      108,569
                                                        2006       $11.265      $12.502      255,308
                                                        2007       $12.502      $12.001      267,974
                                                        2008       $12.001       $7.488      236,625
                                                        2009        $7.488       $8.918      199,427
                                                        2010        $8.918       $9.893      158,663
                                                        2011        $9.893      $10.120      123,858
------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
                                                        2003       $10.000      $12.887       29,372
                                                        2004       $12.887      $14.042       99,790
                                                        2005       $14.042      $14.555      111,926
                                                        2006       $14.555      $16.162      105,994
                                                        2007       $16.162      $16.104       77,794
                                                        2008       $16.104       $7.614       77,108
                                                        2009        $7.614      $11.059       68,921
                                                        2010       $11.059      $11.627       61,971
                                                        2011       $11.627      $11.043       50,108
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                        2003       $10.000      $12.234       12,830
                                                        2004       $12.234      $12.789       21,060
                                                        2005       $12.789      $13.652       20,111
                                                        2006       $13.652      $14.235       19,172
                                                        2007       $14.235      $15.635       12,902
                                                        2008       $15.635       $8.819        9,631
                                                        2009        $8.819      $10.466        5,685
                                                        2010       $10.466      $11.854        4,182
                                                        2011       $11.854      $10.708        3,743

140 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND--SERIES II
                                                         2004       $10.000      $10.797       21,750
                                                         2005       $10.797      $11.386       58,290
                                                         2006       $10.000      $10.775       21,343
                                                         2007       $10.775      $11.426       15,644
                                                         2008       $11.426       $7.827        8,455
                                                         2009        $7.827       $9.848       13,233
                                                         2010        $9.848      $10.577        9,478
                                                         2011       $10.577      $10.368        8,641
-------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.227       66,915
                                                         2004       $12.227      $13.007      240,939
                                                         2005       $13.007      $13.473      294,781
                                                         2006       $13.473      $14.680      280,797
                                                         2007       $14.680      $14.993      171,337
                                                         2008       $14.993       $9.366      122,838
                                                         2009        $9.366      $11.412      109,319
                                                         2010       $11.412      $12.363       92,715
                                                         2011       $12.363      $12.147       73,078
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.936       78,822
                                                         2004       $12.936      $14.580      127,171
                                                         2005       $14.580      $15.219      144,625
                                                         2006       $15.219      $18.195      123,985
                                                         2007       $18.195      $19.096       99,611
                                                         2008       $19.096      $11.060       73,529
                                                         2009       $11.060      $12.625       67,838
                                                         2010       $12.625      $13.887       64,546
                                                         2011       $13.887      $14.968            0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
                                                         2003       $10.000      $11.301       65,540
                                                         2004       $11.301      $12.172      163,222
                                                         2005       $12.172      $12.197      175,113
                                                         2006       $12.197      $13.072      142,566
                                                         2007       $13.072      $13.351       93,648
                                                         2008       $13.351      $10.081       62,827
                                                         2009       $10.081      $14.298       47,661
                                                         2010       $14.298      $15.456       43,081
                                                         2011       $15.456      $15.446       41,148

141 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
                                                            2003       $10.000      $11.634       21,733
                                                            2004       $11.634      $12.664       47,530
                                                            2005       $12.664      $13.285       54,141
                                                            2006       $13.285      $14.885       49,117
                                                            2007       $14.885      $15.051       36,595
                                                            2008       $15.051      $10.884       18,279
                                                            2009       $10.884      $13.364       15,511
                                                            2010       $13.364      $14.733       14,674
                                                            2011       $14.733      $15.667            0
----------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND--SERIES II
                                                            2011       $10.000       $8.091       80,492
----------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                            2003       $10.000      $11.753        5,582
                                                            2004       $11.753      $12.189       15,922
                                                            2005       $12.189      $12.626       20,572
                                                            2006       $11.386      $12.424       52,964
                                                            2007       $12.424      $13.346       45,968
                                                            2008       $13.346       $9.357       29,739
                                                            2009        $9.357      $11.946       22,776
                                                            2010       $11.946      $13.362       19,849
                                                            2011       $13.362      $12.282       15,109
----------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
                                                            2003       $10.000      $12.081      103,071
                                                            2004       $12.081      $13.099      207,780
                                                            2005       $13.099      $13.449      360,938
                                                            2006       $13.449      $15.234      490,716
                                                            2007       $15.234      $15.725      473,195
                                                            2008       $15.725       $9.698      399,210
                                                            2009        $9.698      $12.018      347,195
                                                            2010       $12.018      $13.539      268,847
                                                            2011       $13.539      $13.515      216,637
----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                            2003       $10.000      $11.821       67,081
                                                            2004       $11.821      $12.409      101,974
                                                            2005       $12.409      $13.132      176,876
                                                            2006       $13.132      $13.249      193,340
                                                            2007       $13.249      $15.192      158,278
                                                            2008       $15.192       $7.600      100,605
                                                            2009        $7.600      $12.376       78,391
                                                            2010       $12.376      $14.547       60,020
                                                            2011       $14.547      $13.388       44,137

142 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                                         2003       $10.000      $12.491       286,089
                                                                         2004       $12.491      $14.421       699,495
                                                                         2005       $14.421      $14.760     1,601,297
                                                                         2006       $14.760      $16.840     1,655,939
                                                                         2007       $16.840      $16.168     1,404,832
                                                                         2008       $16.168      $10.204       899,592
                                                                         2009       $10.204      $12.881       722,463
                                                                         2010       $12.881      $14.652       585,755
                                                                         2011       $14.652      $14.101       461,656
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                                         2003       $10.000      $11.590        31,795
                                                                         2004       $11.590      $12.707       121,831
                                                                         2005       $12.707      $13.415       355,800
                                                                         2006       $13.415      $14.847       514,333
                                                                         2007       $14.847      $15.086       413,713
                                                                         2008       $15.086      $11.467       270,176
                                                                         2009       $11.467      $13.808       201,195
                                                                         2010       $13.808      $15.208       151,369
                                                                         2011       $15.208      $14.757       128,724
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND--SERIES II
                                                                         2011       $10.000      $12.120        53,809
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                                         2003       $10.000      $12.390       176,200
                                                                         2004       $12.390      $13.900       319,496
                                                                         2005       $13.900      $14.994       548,723
                                                                         2006       $14.994      $17.096       594,846
                                                                         2007       $17.096      $17.230       512,719
                                                                         2008       $17.230      $11.482       375,128
                                                                         2009       $11.482      $14.010       312,086
                                                                         2010       $14.010      $15.452       248,674
                                                                         2011       $15.452      $14.848       186,366
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
                                                                         2006       $10.000      $10.731       110,844
                                                                         2007       $10.731      $12.054       125,536
                                                                         2008       $12.054       $6.100       137,445
                                                                         2009        $6.100       $8.188       122,981
                                                                         2010        $8.188       $8.846       105,229
                                                                         2011        $8.846       $9.630             0

143 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                                    2003       $10.000      $12.829       14,674
                                                                    2004       $12.829      $14.490       22,291
                                                                    2005       $14.490      $15.829       23,151
                                                                    2006       $15.829      $16.329       22,049
                                                                    2007       $16.329      $18.876       13,222
                                                                    2008       $18.876       $9.866        7,991
                                                                    2009        $9.866      $15.167        4,547
                                                                    2010       $15.167      $18.977        4,031
                                                                    2011       $18.977      $16.911        4,027
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                    2003       $10.000      $13.372       88,639
                                                                    2004       $13.372      $15.056      199,551
                                                                    2005       $15.056      $16.600      428,687
                                                                    2006       $16.600      $19.686      494,479
                                                                    2007       $19.686      $20.850      407,795
                                                                    2008       $20.850      $12.007      304,971
                                                                    2009       $12.007      $16.427      236,510
                                                                    2010       $16.427      $19.732      186,104
                                                                    2011       $19.732      $19.559      141,406
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS - GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $11.474        6,583
                                                                    2004       $11.474      $13.568       31,117
                                                                    2005       $13.568      $15.254       42,719
                                                                    2006       $15.254      $18.000       35,485
                                                                    2007       $18.000      $21.241       21,779
                                                                    2008       $21.241      $13.897       14,062
                                                                    2009       $13.897      $16.235       14,827
                                                                    2010       $16.235      $17.038       16,061
                                                                    2011       $17.038      $19.400        6,526
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $12.201        6,634
                                                                    2004       $12.201      $13.491       10,689
                                                                    2005       $13.491      $16.278       21,194
                                                                    2006       $16.278      $17.226       26,698
                                                                    2007       $17.226      $20.216       22,494
                                                                    2008       $20.216      $10.136       10,781
                                                                    2009       $10.136      $16.846       11,010
                                                                    2010       $16.846      $20.823       10,083
                                                                    2011       $20.823      $18.917        7,377

144 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.656        15,404
                                                             2004       $12.656      $13.995        35,187
                                                             2005       $13.995      $14.909        39,213
                                                             2006       $14.909      $19.037        25,159
                                                             2007       $19.037      $21.585        17,986
                                                             2008       $21.585      $12.128         8,493
                                                             2009       $12.128      $15.192         6,505
                                                             2010       $15.192      $15.975         6,524
                                                             2011       $15.975      $14.158         6,082
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                             2003       $10.000      $12.568        11,186
                                                             2004       $12.568      $13.874        16,323
                                                             2005       $13.874      $14.519        16,425
                                                             2006       $14.519      $16.894        14,916
                                                             2007       $16.894      $19.377        11,065
                                                             2008       $19.377      $10.675         8,445
                                                             2009       $10.675      $10.194             0
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                             2003       $10.000      $10.283       184,686
                                                             2004       $10.283      $10.622       643,073
                                                             2005       $10.622      $10.764     1,462,440
                                                             2006       $10.764      $11.148     1,916,928
                                                             2007       $11.148      $11.586     1,666,801
                                                             2008       $11.586      $10.353     1,135,993
                                                             2009       $10.353      $12.447       990,914
                                                             2010       $12.447      $13.339       784,873
                                                             2011       $13.339      $13.733       610,134
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                             2003       $10.000       $9.991       206,331
                                                             2004        $9.991       $9.937       413,637
                                                             2005        $9.937       $9.917       657,808
                                                             2006        $9.917      $10.143       667,110
                                                             2007       $10.143      $10.249       522,713
                                                             2008       $10.249       $8.543       396,358
                                                             2009        $8.543       $8.865       347,249
                                                             2010        $8.865       $8.909       289,396
                                                             2011        $8.909       $8.974       222,112
-----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                             2003       $10.000       $9.909       108,929
                                                             2004        $9.909       $9.802       428,989
                                                             2005        $9.802       $9.881       701,011
                                                             2006        $9.881      $10.137       795,045
                                                             2007       $10.137      $10.430       721,750
                                                             2008       $10.430      $10.479       651,907
                                                             2009       $10.479      $10.303       399,239
                                                             2010       $10.303      $10.130       358,976
                                                             2011       $10.130       $9.960       282,737

145 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                                                Number of
                                                                                     Accumulation Accumulation    Units
                                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                                            December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MULTI CAP GROWTH PORTFOLIO--CLASS Y
 FORMERLY, MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $11.852       46,977
                                                                            2004       $11.852      $12.918      184,114
                                                                            2005       $12.918      $14.973      279,675
                                                                            2006       $14.973      $15.297      435,170
                                                                            2007       $15.297      $17.930      347,503
                                                                            2008       $17.930       $9.210      282,038
                                                                            2009        $9.210      $15.470      217,547
                                                                            2010       $15.470      $19.380      154,281
                                                                            2011       $19.380      $17.726      107,382
--------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                                            2003       $10.000      $12.001       70,971
                                                                            2004       $12.001      $12.992      147,140
                                                                            2005       $12.992      $13.803      196,467
                                                                            2006       $13.803      $15.572      247,410
                                                                            2007       $15.572      $16.589      178,415
                                                                            2008       $16.589      $12.362      128,309
                                                                            2009       $12.362      $14.515      104,362
                                                                            2010       $14.515      $15.197       76,931
                                                                            2011       $15.197      $13.726       57,644
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000       $9.491       78,439
                                                                            2007        $9.491      $11.489       78,415
                                                                            2008       $11.489       $6.341       86,439
                                                                            2009        $6.341       $8.829      120,701
                                                                            2010        $8.829      $10.784      116,277
                                                                            2011       $10.784       $9.802      116,346
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000      $10.703       13,419
                                                                            2007       $10.703      $11.124       20,429
                                                                            2008       $11.124       $9.332       24,792
                                                                            2009        $9.332      $11.969       30,425
                                                                            2010       $11.969      $13.185       24,441
                                                                            2011       $13.185      $13.769       20,380
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                            2006       $10.000      $10.118       56,188
                                                                            2007       $10.118      $10.998      149,722
                                                                            2008       $10.998      $10.041      138,483
                                                                            2009       $10.041      $11.675      117,920
                                                                            2010       $11.675      $12.397       86,005
                                                                            2011       $12.397      $13.598       62,061

146 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                      2006       $10.000      $10.300      333,924
                                                      2007       $10.300      $11.002      541,720
                                                      2008       $11.002      $11.326      436,998
                                                      2009       $11.326      $12.689      517,932
                                                      2010       $12.689      $13.474      442,840
                                                      2011       $13.474      $13.712      339,838
----------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                      2009       $10.000       $8.037      208,702
                                                      2010        $8.037       $8.897      174,188
                                                      2011        $8.897       $8.915      138,176
----------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                      2003       $10.000      $11.311       50,397
                                                      2004       $11.311      $12.033       50,051
                                                      2005       $12.033      $12.303      295,949
                                                      2006       $12.303      $13.538       78,718
                                                      2007       $13.538      $13.435       42,032
                                                      2008       $13.435       $7.829       30,400
                                                      2009        $7.829       $9.669       29,381
                                                      2010        $9.669      $10.535       21,966
                                                      2011       $10.535      $10.644       15,111
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.000      $12.285       28,104
                                                      2004       $12.285      $13.419       34,565
                                                      2005       $13.419      $13.883       45,145
                                                      2006       $13.883      $15.820       30,417
                                                      2007       $15.820      $14.612       26,162
                                                      2008       $14.612       $8.806       13,522
                                                      2009        $8.806      $11.238       13,276
                                                      2010       $11.238      $12.637        8,470
                                                      2011       $12.637      $11.847        6,475
----------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                      2003       $10.000      $12.654       57,292
                                                      2004       $12.654      $14.455      104,567
                                                      2005       $14.455      $15.945      199,020
                                                      2006       $15.945      $20.022      301,515
                                                      2007       $20.022      $21.328      267,807
                                                      2008       $21.328      $11.752      200,134
                                                      2009       $11.752      $14.399      173,859
                                                      2010       $14.399      $15.575      129,035
                                                      2011       $15.575      $12.719      108,108

147 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                      2003       $10.000      $12.151        1,120
                                                      2004       $12.151      $13.455        1,114
                                                      2005       $13.455      $14.394        1,108
                                                      2006       $14.394      $16.123          192
                                                      2007       $16.123      $15.030          191
                                                      2008       $15.030       $8.932          189
                                                      2009        $8.932      $11.488          187
                                                      2010       $11.488      $12.866          185
                                                      2011       $12.866      $12.654          183
----------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                      2005       $10.000      $10.918      162,309
                                                      2006       $10.918      $12.453      324,998
                                                      2007       $12.453      $11.643      289,114
                                                      2008       $11.643       $6.323      250,595
                                                      2009        $6.323       $5.953            0
----------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                      2003       $10.000      $11.720       44,404
                                                      2004       $11.720      $12.102       93,142
                                                      2005       $12.102      $12.575      148,490
                                                      2006       $12.575      $13.035      154,681
                                                      2007       $13.035      $13.521      111,462
                                                      2008       $13.521       $8.370       90,140
                                                      2009        $8.370      $13.486       66,820
                                                      2010       $13.486      $16.016       50,759
                                                      2011       $16.016      $12.935       49,709
----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                      2003       $10.000      $11.288        9,598
                                                      2004       $11.288      $12.216       69,282
                                                      2005       $12.216      $13.468      111,007
                                                      2006       $13.468      $14.671       95,830
                                                      2007       $14.671      $15.344       62,789
                                                      2008       $15.344      $12.825       38,419
                                                      2009       $12.825      $16.405       25,051
                                                      2010       $16.405      $17.699       17,996
                                                      2011       $17.699      $18.599       23,559
----------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                      2003       $10.000      $14.872       15,373
                                                      2004       $14.872      $17.983       39,200
                                                      2005       $17.983      $23.650      293,630
                                                      2006       $23.650      $31.893      369,132
                                                      2007       $31.893      $44.036      317,054
                                                      2008       $44.036      $18.726      165,074
                                                      2009       $18.726      $31.319      122,124
                                                      2010       $31.319      $36.624       81,377
                                                      2011       $36.624      $29.439       56,860

148 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                       2003       $10.000      $12.217       64,033
                                                       2004       $12.217      $13.545      234,429
                                                       2005       $13.545      $14.911      673,072
                                                       2006       $14.911      $17.813      953,357
                                                       2007       $17.813      $19.223      887,941
                                                       2008       $19.223      $13.429      700,311
                                                       2009       $13.429      $17.105      580,432
                                                       2010       $17.105      $19.178      264,878
                                                       2011       $19.178      $20.561      195,007
-----------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $11.683       51,300
                                                       2004       $11.683      $12.339      103,097
                                                       2005       $12.339      $14.009      105,569
                                                       2006       $14.009      $14.298       73,771
                                                       2007       $14.298      $17.100       40,684
                                                       2008       $17.100       $8.515       31,807
                                                       2009        $8.515      $13.824       29,106
                                                       2010       $13.824      $16.664       19,742
                                                       2011       $16.664      $15.884       19,173
-----------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.080       56,943
                                                       2004       $13.080      $15.621      107,152
                                                       2005       $15.621      $18.015      468,020
                                                       2006       $18.015      $19.329      587,636
                                                       2007       $19.329      $23.297      505,179
                                                       2008       $23.297      $12.180      275,791
                                                       2009       $12.180      $18.844      202,880
                                                       2010       $18.844      $24.504      148,110
                                                       2011       $24.504      $22.362      103,090
-----------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                       2003       $10.000      $13.584       66,608
                                                       2004       $13.584      $15.885      104,445
                                                       2005       $15.885      $17.630      105,122
                                                       2006       $17.630      $19.384       84,445
                                                       2007       $19.384      $19.619       39,071
                                                       2008       $19.619      $11.488       30,629
                                                       2009       $11.488      $16.562       22,825
                                                       2010       $16.562      $20.606       19,551
                                                       2011       $20.606      $18.493       15,235

149 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

BASIC CONTRACT

MORTALITY & EXPENSE = 1.5

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.750       61,183
                                              2004       $12.750      $17.057      172,705
                                              2005       $17.057      $19.578      246,519
                                              2006       $19.578      $26.499      221,922
                                              2007       $26.499      $21.549      176,152
                                              2008       $21.549      $13.122      143,148
                                              2009       $13.122      $16.576      108,273
                                              2010       $16.576      $21.108       83,837
                                              2011       $21.108      $21.928       62,484

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administration expense charge of 0.19%.

150 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.204       7,429
                                                                  2004       $12.204      $13.222      13,342
                                                                  2005       $13.222      $13.473      17,762
                                                                  2006       $13.473      $15.354      14,584
                                                                  2007       $15.354      $15.681      14,359
                                                                  2008       $15.681       $9.058       9,079
                                                                  2009        $9.058      $10.619       8,892
                                                                  2010       $10.619      $11.669       7,903
                                                                  2011       $11.669      $12.057       7,902
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.369       5,816
                                                                  2004       $12.369      $13.800      16,835
                                                                  2005       $13.800      $15.008      10,239
                                                                  2006       $15.008      $14.439      13,771
                                                                  2007       $14.439      $15.843       9,151
                                                                  2008       $15.843       $8.858       7,354
                                                                  2009        $8.858      $11.465       7,307
                                                                  2010       $11.465      $12.821       7,206
                                                                  2011       $12.821      $12.611       7,079
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.797       9,446
                                                                  2006       $11.797      $15.528      15,798
                                                                  2007       $15.528      $15.968      19,309
                                                                  2008       $15.968       $7.266       9,170
                                                                  2009        $7.266       $9.510       4,424
                                                                  2010        $9.510       $9.662       4,460
                                                                  2011        $9.662       $7.582       4,564
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.410       3,318
                                                                  2004       $11.410      $12.042       4,534
                                                                  2005       $12.042      $13.472       6,063
                                                                  2006       $13.472      $13.040       6,062
                                                                  2007       $13.040      $14.429       5,877
                                                                  2008       $14.429       $8.458       5,876
                                                                  2009        $8.458      $11.296       4,936
                                                                  2010       $11.296      $12.086       4,308
                                                                  2011       $12.086      $11.388       4,077

151 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.521       6,234
                                                                  2004       $13.521      $15.684      11,695
                                                                  2005       $15.684      $16.292      12,398
                                                                  2006       $16.292      $18.125      20,551
                                                                  2007       $18.125      $17.923      19,903
                                                                  2008       $17.923      $11.217      11,021
                                                                  2009       $11.217      $15.587       9,368
                                                                  2010       $15.587      $19.222       7,286
                                                                  2011       $19.222      $17.110       6,958
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.881           0
                                                                  2006       $10.881      $13.091       4,381
                                                                  2007       $13.091      $15.560       5,000
                                                                  2008       $15.560       $9.586       4,780
                                                                  2009        $9.586      $10.285           0
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.662       1,874
                                                                  2006       $10.662      $12.571      20,333
                                                                  2007       $12.571      $11.733       3,520
                                                                  2008       $11.733       $6.741       2,806
                                                                  2009        $6.741       $7.948       2,613
                                                                  2010        $7.948       $8.627       2,355
                                                                  2011        $8.627       $8.086       2,077
----------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2
                                                                  2005       $10.000      $11.812       6,639
                                                                  2006       $11.812      $12.822      18,110
                                                                  2007       $12.822      $14.649      15,101
                                                                  2008       $14.649       $8.177       7,743
                                                                  2009        $8.177      $10.791       7,100
                                                                  2010       $10.791      $12.291       7,165
                                                                  2011       $12.291      $11.640       6,530
----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                                  2005       $10.000      $11.016       2,529
                                                                  2006       $11.016      $12.111       2,146
                                                                  2007       $12.111      $13.194       2,099
                                                                  2008       $13.194       $7.467       1,848
                                                                  2009        $7.467       $9.239       1,636
                                                                  2010        $9.239      $10.309       1,453
                                                                  2011       $10.309      $10.179       1,275

152 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.405         249
                                                             2006       $10.405      $11.254           0
                                                             2007       $11.254      $11.240           0
                                                             2008       $11.240       $8.196           0
                                                             2009        $8.196      $11.454           0
                                                             2010       $11.454      $12.683           0
                                                             2011       $12.683      $12.814           0
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.029           0
                                                             2006       $12.029      $13.172       5,260
                                                             2007       $13.172      $14.796       7,956
                                                             2008       $14.796       $8.704       2,971
                                                             2009        $8.704      $11.849       2,770
                                                             2010       $11.849      $14.841       2,544
                                                             2011       $14.841      $12.888       2,781
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.144           0
                                                             2007       $10.144      $10.370       5,931
                                                             2008       $10.370      $10.381       5,928
                                                             2009       $10.381      $10.160       8,066
                                                             2010       $10.160       $9.904       8,058
                                                             2011        $9.904       $9.649       8,052
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.079           0
                                                             2006       $11.079      $11.354       3,810
                                                             2007       $11.354      $12.643       3,613
                                                             2008       $12.643       $7.966       3,613
                                                             2009        $7.966      $10.318       2,610
                                                             2010       $10.318      $11.679       2,610
                                                             2011       $11.679      $10.830       2,363
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.623           0
                                                             2005       $10.623      $10.691           0
                                                             2006       $10.691      $11.390           0
                                                             2007       $11.390      $11.395           0
                                                             2008       $11.395       $8.505           0
                                                             2009        $8.505      $11.822       3,600
                                                             2010       $11.822      $13.043       4,654
                                                             2011       $13.043      $13.285       6,477

153 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.164           0
                                                            2005       $11.164      $11.050      20,756
                                                            2006       $11.050      $12.728      13,478
                                                            2007       $12.728      $12.862      10,456
                                                            2008       $12.862       $8.813       4,438
                                                            2009        $8.813      $11.641       4,218
                                                            2010       $11.641      $12.777       7,074
                                                            2011       $12.777      $12.744      10,002
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                            2005       $10.000      $11.304           0
                                                            2006       $11.304      $13.551           0
                                                            2007       $13.551      $14.762           0
                                                            2008       $14.762      $10.288           0
                                                            2009       $10.288      $12.358           0
                                                            2010       $12.358      $13.478           0
                                                            2011       $13.478      $12.741           0
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $10.877       1,636
                                                            2005       $10.877      $11.715       7,047
                                                            2006       $11.715      $13.510       6,203
                                                            2007       $13.510      $13.616      17,832
                                                            2008       $13.616       $8.341       9,681
                                                            2009        $8.341      $10.241      10,310
                                                            2010       $10.241      $11.093      10,527
                                                            2011       $11.093      $10.694       5,967
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.441         410
                                                            2005       $11.441      $12.279       2,533
                                                            2006       $12.279      $14.527       2,484
                                                            2007       $14.527      $16.336       2,216
                                                            2008       $16.336       $9.487       2,125
                                                            2009        $9.487      $12.665       1,313
                                                            2010       $12.665      $13.374       1,321
                                                            2011       $13.374      $11.643       1,337
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
                                                            2005       $10.000      $10.453       2,234
                                                            2006       $10.453      $12.487       2,533
                                                            2007       $12.487      $12.193       2,505
                                                            2008       $12.193       $7.873       2,277
                                                            2009        $7.873       $9.074       2,048
                                                            2010        $9.074       $9.828       1,809
                                                            2011        $9.828       $8.899       1,587

154 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                         2005       $10.000      $11.300       1,182
                                                         2006       $11.300      $12.788       1,177
                                                         2007       $12.788      $12.785       1,172
                                                         2008       $12.785       $7.881       1,166
                                                         2009        $7.881      $10.222       1,160
                                                         2010       $10.222      $12.448       1,155
                                                         2011       $12.448      $11.353       1,149
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                         2005       $10.000      $11.267       5,369
                                                         2006       $11.267      $12.323         215
                                                         2007       $12.323       $9.995         391
                                                         2008        $9.995       $6.441         160
                                                         2009        $6.441       $8.011         156
                                                         2010        $8.011      $10.154         136
                                                         2011       $10.154       $9.958         131
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                         2005       $10.000      $11.195       6,796
                                                         2006       $11.195      $12.312         227
                                                         2007       $12.312      $11.710         242
                                                         2008       $11.710       $7.239         162
                                                         2009        $7.239       $8.542         171
                                                         2010        $8.542       $9.390         172
                                                         2011        $9.390       $9.517         160
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
                                                         2003       $10.000      $12.808       7,325
                                                         2004       $12.808      $13.829       7,540
                                                         2005       $13.829      $14.203       7,400
                                                         2006       $14.203      $15.627       6,351
                                                         2007       $15.627      $15.427       4,004
                                                         2008       $15.427       $7.227       2,286
                                                         2009        $7.227      $10.401       2,023
                                                         2010       $10.401      $10.835           0
                                                         2011       $10.835      $10.197           0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                         2003       $10.000      $12.160       7,325
                                                         2004       $12.160      $12.595       3,493
                                                         2005       $12.595      $13.322       3,628
                                                         2006       $13.322      $13.764       3,264
                                                         2007       $13.764      $14.979       3,130
                                                         2008       $14.979       $8.371       2,970
                                                         2009        $8.371       $9.843       2,783
                                                         2010        $9.843      $11.047         740
                                                         2011       $11.047       $9.888         740

155 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND--SERIES II
                                                         2006       $10.000      $10.709         943
                                                         2007       $10.709      $11.252         852
                                                         2008       $11.252       $7.637         232
                                                         2009        $7.637       $9.520         231
                                                         2010        $9.520      $10.132         231
                                                         2011       $10.132       $9.841         230
-------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.152       9,726
                                                         2004       $12.152      $12.809      13,250
                                                         2005       $12.809      $13.147       9,282
                                                         2006       $13.147      $14.194       8,259
                                                         2007       $14.194      $14.363       8,238
                                                         2008       $14.363       $8.890       4,299
                                                         2009        $8.890      $10.733       4,299
                                                         2010       $10.733      $11.522       3,859
                                                         2011       $11.522      $11.217       3,850
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
                                                         2003       $10.000      $12.857       5,126
                                                         2004       $12.857      $14.359      15,771
                                                         2005       $14.359      $14.851      10,533
                                                         2006       $14.851      $17.593      11,598
                                                         2007       $17.593      $18.294      11,832
                                                         2008       $18.294      $10.498      11,267
                                                         2009       $10.498      $11.874      10,238
                                                         2010       $11.874      $12.941       8,822
                                                         2011       $12.941      $13.907           0
-------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
                                                         2003       $10.000      $11.232       5,462
                                                         2004       $11.232      $11.987       8,598
                                                         2005       $11.987      $11.902       7,542
                                                         2006       $11.902      $12.639       6,543
                                                         2007       $12.639      $12.790       6,326
                                                         2008       $12.790       $9.569       4,724
                                                         2009        $9.569      $13.448       3,327
                                                         2010       $13.448      $14.404       2,616
                                                         2011       $14.404      $14.263       2,378
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
                                                         2003       $10.000      $11.563       3,527
                                                         2004       $11.563      $12.471       4,145
                                                         2005       $12.471      $12.964       4,121
                                                         2006       $12.964      $14.392       2,203
                                                         2007       $14.392      $14.419       2,185
                                                         2008       $14.419      $10.331         540
                                                         2009       $10.331      $12.569         537
                                                         2010       $12.569      $13.730         527
                                                         2011       $13.730      $14.557           0

156 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For The Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND--SERIES II
                                                            2011       $10.000       $7.679       1,144
----------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                            2004       $10.000      $10.730           0
                                                            2005       $10.730      $11.213           0
                                                            2006       $11.213      $12.123           0
                                                            2007       $12.123      $12.904           0
                                                            2008       $12.904       $8.964           0
                                                            2009        $8.964      $11.339           0
                                                            2010       $11.339      $12.567           0
                                                            2011       $12.567      $11.446           0
----------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
                                                            2003       $10.000      $12.007      10,343
                                                            2004       $12.007      $12.900      11,431
                                                            2005       $12.900      $13.124      15,174
                                                            2006       $13.124      $14.730      18,338
                                                            2007       $14.730      $15.064      15,588
                                                            2008       $15.064       $9.205      12,007
                                                            2009        $9.205      $11.303      11,472
                                                            2010       $11.303      $12.617      11,274
                                                            2011       $12.617      $12.479      10,795
----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
                                                            2003       $10.000      $11.749       9,005
                                                            2004       $11.749      $12.220      12,541
                                                            2005       $12.220      $12.814      12,307
                                                            2006       $12.814      $12.811      10,564
                                                            2007       $12.811      $14.554       5,242
                                                            2008       $14.554       $7.213       1,120
                                                            2009        $7.213      $11.639       1,120
                                                            2010       $11.639      $13.556          38
                                                            2011       $13.556      $12.362          36
----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
                                                            2003       $10.000      $12.415      54,058
                                                            2004       $12.415      $14.201      67,986
                                                            2005       $14.201      $14.403      63,782
                                                            2006       $14.403      $16.282      44,758
                                                            2007       $16.282      $15.489      44,340
                                                            2008       $15.489       $9.686      37,134
                                                            2009        $9.686      $12.115      34,739
                                                            2010       $12.115      $13.654      26,921
                                                            2011       $13.654      $13.021      22,309

157 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
                                                                         2003       $10.000      $11.519       4,613
                                                                         2004       $11.519      $12.514       6,479
                                                                         2005       $12.514      $13.090       4,656
                                                                         2006       $13.090      $14.356       3,982
                                                                         2007       $14.356      $14.452       3,982
                                                                         2008       $14.452      $10.884       3,982
                                                                         2009       $10.884      $12.987       3,982
                                                                         2010       $12.987      $14.173       5,681
                                                                         2011       $14.173      $13.627       8,582
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND--SERIES II
                                                                         2011       $10.000      $11.191       8,816
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
                                                                         2003       $10.000      $12.314      10,194
                                                                         2004       $12.314      $13.689      22,591
                                                                         2005       $13.689      $14.631      25,043
                                                                         2006       $14.631      $16.530      23,686
                                                                         2007       $16.530      $16.506      18,625
                                                                         2008       $16.506      $10.899      17,211
                                                                         2009       $10.899      $13.176      15,190
                                                                         2010       $13.176      $14.400      12,800
                                                                         2011       $14.400      $13.711       8,326
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
                                                                         2006       $10.000      $10.665           0
                                                                         2007       $10.665      $11.869       1,317
                                                                         2008       $11.869       $5.951       1,300
                                                                         2009        $5.951       $7.915       1,164
                                                                         2010        $7.915       $8.474       1,154
                                                                         2011        $8.474       $9.197           0
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
                                                                         2003       $10.000      $12.750       4,072
                                                                         2004       $12.750      $14.270       4,072
                                                                         2005       $14.270      $15.446       4,218
                                                                         2006       $15.446      $15.788       4,206
                                                                         2007       $15.788      $18.083       4,220
                                                                         2008       $18.083       $9.364       4,072
                                                                         2009        $9.364      $14.264       4,072
                                                                         2010       $14.264      $17.685       4,072
                                                                         2011       $17.685      $15.615       4,072

158 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
                                                                   2003       $10.000      $13.290       9,060
                                                                   2004       $13.290      $14.827      15,617
                                                                   2005       $14.827      $16.199      13,461
                                                                   2006       $16.199      $19.035      12,152
                                                                   2007       $19.035      $19.975      11,997
                                                                   2008       $19.975      $11.397       9,148
                                                                   2009       $11.397      $15.450       9,100
                                                                   2010       $15.450      $18.388       8,178
                                                                   2011       $18.388      $18.061       7,619
-----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS - GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                   2003       $10.000      $11.404       4,063
                                                                   2004       $11.404      $13.362       5,082
                                                                   2005       $13.362      $14.885       2,882
                                                                   2006       $14.885      $17.405          87
                                                                   2007       $17.405      $20.349          87
                                                                   2008       $20.349      $13.192          87
                                                                   2009       $13.192      $15.270          87
                                                                   2010       $15.270      $15.878          86
                                                                   2011       $15.878      $17.914          86
-----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                   2003       $10.000      $12.126         975
                                                                   2004       $12.126      $13.286       2,497
                                                                   2005       $13.286      $15.884       2,217
                                                                   2006       $15.884      $16.656       2,744
                                                                   2007       $16.656      $19.367       2,507
                                                                   2008       $19.367       $9.621       2,256
                                                                   2009        $9.621      $15.844       2,047
                                                                   2010       $15.844      $19.405         314
                                                                   2011       $19.405      $17.467         314
-----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                   2003       $10.000      $12.579       2,328
                                                                   2004       $12.579      $13.782       3,942
                                                                   2005       $13.782      $14.548       3,757
                                                                   2006       $14.548      $18.407       3,535
                                                                   2007       $18.407      $20.679       1,743
                                                                   2008       $20.679      $11.512       1,800
                                                                   2009       $11.512      $14.288         324
                                                                   2010       $14.288      $14.887           0
                                                                   2011       $14.887      $13.073           0

159 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                            2003       $10.000      $12.492       1,841
                                                            2004       $12.492      $13.663       1,851
                                                            2005       $13.663      $14.168       1,841
                                                            2006       $14.168      $16.334       1,807
                                                            2007       $16.334      $18.563       1,798
                                                            2008       $18.563      $10.133       1,782
                                                            2009       $10.133       $9.648           0
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.220      13,208
                                                            2004       $10.220      $10.460      30,413
                                                            2005       $10.460      $10.504      27,233
                                                            2006       $10.504      $10.779      29,123
                                                            2007       $10.779      $11.100      28,661
                                                            2008       $11.100       $9.827      21,062
                                                            2009        $9.827      $11.707      17,702
                                                            2010       $11.707      $12.431      14,477
                                                            2011       $12.431      $12.681       9,962
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.930      28,903
                                                            2004        $9.930       $9.786      45,574
                                                            2005        $9.786       $9.677      46,747
                                                            2006        $9.677       $9.807      22,019
                                                            2007        $9.807       $9.819      21,492
                                                            2008        $9.819       $8.109      20,130
                                                            2009        $8.109       $8.338      17,348
                                                            2010        $8.338       $8.302      12,482
                                                            2011        $8.302       $8.286       6,056
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.848          34
                                                            2004        $9.848       $9.652       3,303
                                                            2005        $9.652       $9.641       3,661
                                                            2006        $9.641       $9.801      18,115
                                                            2007        $9.801       $9.992       5,039
                                                            2008        $9.992       $9.946      11,716
                                                            2009        $9.946       $9.690      10,603
                                                            2010        $9.690       $9.440       1,223
                                                            2011        $9.440       $9.197       1,176

160 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MULTI CAP GROWTH PORTFOLIO--CLASS Y
 FORMERLY, MORGAN STANLEY VIS CAPITAL OPPORTUNITIES
 PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.780       8,629
                                                                  2004       $11.780      $12.721       6,633
                                                                  2005       $12.721      $14.611       9,698
                                                                  2006       $14.611      $14.791      11,219
                                                                  2007       $14.791      $17.177      10,970
                                                                  2008       $17.177       $8.742       4,936
                                                                  2009        $8.742      $14.550       3,635
                                                                  2010       $14.550      $18.061       3,852
                                                                  2011       $18.061      $16.368       3,861
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.928       4,574
                                                                  2004       $11.928      $12.794      11,396
                                                                  2005       $12.794      $13.469      10,665
                                                                  2006       $13.469      $15.056      13,938
                                                                  2007       $15.056      $15.893      14,434
                                                                  2008       $15.893      $11.734      14,324
                                                                  2009       $11.734      $13.652      13,966
                                                                  2010       $13.652      $14.163      12,523
                                                                  2011       $14.163      $12.675       9,565
----------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO--ADVISOR
 SHARES
                                                                  2006       $10.000       $9.432           0
                                                                  2007        $9.432      $11.313           0
                                                                  2008       $11.313       $6.187           0
                                                                  2009        $6.187       $8.535           0
                                                                  2010        $8.535      $10.330           0
                                                                  2011       $10.330       $9.304           0
----------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                  2006       $10.000      $10.637           0
                                                                  2007       $10.637      $10.954           0
                                                                  2008       $10.954       $9.105           0
                                                                  2009        $9.105      $11.571           0
                                                                  2010       $11.571      $12.630           0
                                                                  2011       $12.630      $13.069           0
----------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                  2006       $10.000      $10.056           0
                                                                  2007       $10.056      $10.830           0
                                                                  2008       $10.830       $9.797           0
                                                                  2009        $9.797      $11.287           0
                                                                  2010       $11.287      $11.875           0
                                                                  2011       $11.875      $12.906         939

161 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                      2006       $10.000      $10.237           0
                                                      2007       $10.237      $10.834           0
                                                      2008       $10.834      $11.051           0
                                                      2009       $11.051      $12.267       4,524
                                                      2010       $12.267      $12.907       6,291
                                                      2011       $12.907      $13.015       4,384
----------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                      2009       $10.000       $7.698         109
                                                      2010        $7.698       $8.444         110
                                                      2011        $8.444       $8.384         104
----------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
                                                      2003       $10.000      $11.242       2,556
                                                      2004       $11.242      $11.850       2,552
                                                      2005       $11.850      $12.005       2,548
                                                      2006       $12.005      $13.089       2,544
                                                      2007       $13.089      $12.870       2,539
                                                      2008       $12.870       $7.431         737
                                                      2009        $7.431       $9.094         731
                                                      2010        $9.094       $9.817           0
                                                      2011        $9.817       $9.829           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.000      $12.210           0
                                                      2004       $12.210      $13.215           0
                                                      2005       $13.215      $13.547           0
                                                      2006       $13.547      $15.297           0
                                                      2007       $15.297      $13.999           0
                                                      2008       $13.999       $8.359           0
                                                      2009        $8.359      $10.570           0
                                                      2010       $10.570      $11.777           0
                                                      2011       $11.777      $10.940           0
----------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                      2003       $10.000      $12.577       6,690
                                                      2004       $12.577      $14.235      10,996
                                                      2005       $14.235      $15.559      10,092
                                                      2006       $15.559      $19.359      10,327
                                                      2007       $19.359      $20.432       9,971
                                                      2008       $20.432      $11.155       8,305
                                                      2009       $11.155      $13.542       7,495
                                                      2010       $13.542      $14.515       4,317
                                                      2011       $14.515      $11.745       4,141

162 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                     2003       $10.000      $12.076           0
                                                     2004       $12.076      $13.251           0
                                                     2005       $13.251      $14.045           0
                                                     2006       $14.045      $15.589           0
                                                     2007       $15.589      $14.399           0
                                                     2008       $14.399       $8.478           0
                                                     2009        $8.478      $10.804           0
                                                     2010       $10.804      $11.990           0
                                                     2011       $11.990      $11.685           0
---------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                     2005       $10.000      $10.851         528
                                                     2006       $10.851      $12.264         130
                                                     2007       $12.264      $11.360         142
                                                     2008       $11.360       $6.113         110
                                                     2009        $6.113       $5.748           0
---------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                     2003       $10.000      $11.648       1,000
                                                     2004       $11.648      $11.917       1,219
                                                     2005       $11.917      $12.271       1,737
                                                     2006       $12.271      $12.603       1,733
                                                     2007       $12.603      $12.953       1,776
                                                     2008       $12.953       $7.945           0
                                                     2009        $7.945      $12.684           0
                                                     2010       $12.684      $14.925           0
                                                     2011       $14.925      $11.944           0
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                     2003       $10.000      $11.219         819
                                                     2004       $11.219      $12.030       1,348
                                                     2005       $12.030      $13.142       1,248
                                                     2006       $13.142      $14.186       1,494
                                                     2007       $14.186      $14.700         694
                                                     2008       $14.700      $12.174         655
                                                     2009       $12.174      $15.430         638
                                                     2010       $15.430      $16.495         604
                                                     2011       $16.495      $17.175         558
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                     2003       $10.000      $14.781           0
                                                     2004       $14.781      $17.709           6
                                                     2005       $17.709      $23.078       1,380
                                                     2006       $23.078      $30.838       2,220
                                                     2007       $30.838      $42.188       3,775
                                                     2008       $42.188      $17.775       2,348
                                                     2009       $17.775      $29.456       1,915
                                                     2010       $29.456      $34.131       1,910
                                                     2011       $34.131      $27.185       1,906

163 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                        2003       $10.000      $12.143       3,320
                                                        2004       $12.143      $13.339       6,166
                                                        2005       $13.339      $14.550       7,995
                                                        2006       $14.550      $17.223       8,811
                                                        2007       $17.223      $18.416      11,096
                                                        2008       $18.416      $12.747       8,184
                                                        2009       $12.747      $16.088      10,354
                                                        2010       $16.088      $17.873       9,196
                                                        2011       $17.873      $18.986       8,143
------------------------------------------------------------------------------------------------------
UIF GROWTH PORTFOLIO, CLASS II
 FORMERLY, UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2003       $10.000      $11.611       6,422
                                                        2004       $11.611      $12.151       6,273
                                                        2005       $12.151      $13.670       5,131
                                                        2006       $13.670      $13.824       5,492
                                                        2007       $13.824      $16.381       5,417
                                                        2008       $16.381       $8.082       3,843
                                                        2009        $8.082      $13.002       3,774
                                                        2010       $13.002      $15.529       3,745
                                                        2011       $15.529      $14.668       3,720
------------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO, CLASS II
                                                        2003       $10.000      $13.000      10,978
                                                        2004       $13.000      $15.384      11,035
                                                        2005       $15.384      $17.579      10,793
                                                        2006       $17.579      $18.689      10,759
                                                        2007       $18.689      $22.319      11,169
                                                        2008       $22.319      $11.562      10,551
                                                        2009       $11.562      $17.723      10,423
                                                        2010       $17.723      $22.836       8,994
                                                        2011       $22.836      $20.649       8,966
------------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                        2003       $10.000      $13.501       1,773
                                                        2004       $13.501      $15.644       3,184
                                                        2005       $15.644      $17.203       2,113
                                                        2006       $17.203      $18.742       4,660
                                                        2007       $18.742      $18.795       7,471
                                                        2008       $18.795      $10.904       1,684
                                                        2009       $10.904      $15.577       1,682
                                                        2010       $15.577      $19.203         690
                                                        2011       $19.203      $17.077         376

164 PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS--PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH

VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL

INCREASE) OPTION AND

THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

MORTALITY & EXPENSE = 2.4

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.672       9,699
                                              2004       $12.672      $16.797       9,204
                                              2005       $16.797      $19.105       8,525
                                              2006       $19.105      $25.622       7,469
                                              2007       $25.622      $20.644       9,257
                                              2008       $20.644      $12.456       6,778
                                              2009       $12.456      $15.590       5,036
                                              2010       $15.590      $19.671       4,970
                                              2011       $19.671      $20.247       5,330

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administration expense charge of 0.19%.

165 PROSPECTUS

PA195-4
[LOGO]

THE ALLSTATE ADVISOR VARIABLE ANNUITIES
 (ADVISOR, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY

STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:

P.O. BOX 80469, LINCOLN, NE 68501-0469 TELEPHONE NUMBER: 1-800-203-0068 FAX NUMBER: 1-866-628-1006 PROSPECTUS DATED MAY 1, 2007

Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

. ALLSTATE ADVISOR

. ALLSTATE ADVISOR PREFERRED

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Both Contracts may not be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 59* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

LORD ABBETT SERIES FUND, INC. (CLASS VC)

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

PUTNAM VARIABLE TRUST (CLASS IB)

STI CLASSIC VARIABLE TRUST

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS II)

* Up to five additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 45 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2007, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 89 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

1 PROSPECTUS

            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
            DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT
            PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE
            WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

IMPORTANT   THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE
  NOTICES   RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY
            EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS IN,
            OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SUCH INSTITUTIONS
            OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
            INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

            THE CONTRACTS ARE NOT FDIC INSURED.

2 PROSPECTUS

PAGE

OVERVIEW
  Important Terms                                                              4
  Overview of Contracts                                                        6
  The Contracts at a Glance                                                    7
  How the Contracts Work                                                      12
  Expense Table                                                               13
  Financial Information                                                       19
CONTRACT FEATURES
  The Contract                                                                19
  Purchases                                                                   22
  Contract Value                                                              22
  Investment Alternatives                                                     45
     The Variable Sub-Accounts                                                45
     The Fixed Account Options                                                49
     Transfers                                                                52
  Expenses                                                                    55
  Access to Your Money                                                        61
  Income Payments                                                             62
  Death Benefits                                                              70

PAGE

OTHER INFORMATION
  More Information                                                            78
  Taxes                                                                       81
  Annual Reports and Other Documents                                          88
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                         89
APPENDIX A - CONTRACT COMPARISON CHART                                        90
APPENDIX B - MARKET VALUE ADJUSTMENT                                          91
APPENDIX C - EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT              93
APPENDIX D-WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME BENEFITS                      94
APPENDIX E-WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH BENEFITS                       95
APPENDIX F-CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT                   96
APPENDIX G- WITHDRAWAL ADJUSTMENT EXAMPLE-TRUERETURN ACCUMULATION BENEFIT     99
APPENDIX H-SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES         100
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION
  EXAMPLES                                                                   102
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION
  EXAMPLES                                                                   105
APPENDIX K-ACCUMULATION UNIT VALUES                                          109

3 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

PAGE

AB Factor                                                                     24
Accumulation Benefit                                                          24
Accumulation Phase                                                            12
Accumulation Unit                                                             23
Accumulation Unit Value                                                       23
Allstate Life ("We")                                                           1
Annuitant                                                                     20
Automatic Additions Program                                                   22
Automatic Portfolio Rebalancing Program                                       55
Beneficiary                                                                   20
Benefit Base (for the TrueReturn Accumulation Benefit Option)                 24
Benefit Base (for the SureIncome Withdrawal Benefit Option)                   33
Benefit Base (for the SureIncome Plus Withdrawal Benefit Option)              35
Benefit Base (for the SureIncome For Life Withdrawal Benefit Option)          40
Benefit Payment (for the SureIncome Withdrawal Benefit Option)                32
Benefit Payment (for the SureIncome Plus Withdrawal Benefit Option)           36
Benefit Payment (for the SureIncome For Life Withdrawal Benefit Option)       39
Benefit Payment Remaining (for the SureIncome Withdrawal Benefit Option)      32
Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
  Option)                                                                     36
Benefit Payment Remaining (for the SureIncome For Life Withdrawal Benefit
  Option)                                                                     39
Benefit Year (for the SureIncome Withdrawal Benefit Option)                   32
Benefit Year (for the SureIncome Plus Withdrawal Benefit Option)              35
Benefit Year (for the SureIncome For Life Withdrawal Benefit Option)          39
Co-Annuitant                                                                  20
*Contract                                                                     79
Contract Anniversary                                                           9
Contract Owner ("You")                                                        19
Contract Value                                                                 9
Contract Year                                                                  9
Dollar Cost Averaging Program                                                 54
Due Proof of Death                                                            70
Earnings Protection Death Benefit Option                                      72
Enhanced Beneficiary Protection (Annual Increase) Option                      72
Excess of Earnings Withdrawal                                                 73
Fixed Account Options                                                         49
Free Withdrawal Amount                                                        59
Funds                                                                          1

PAGE

Guarantee Period Accounts                                                     49
Guarantee Option                                                              23
Income Base                                                                   68
Income Plan                                                                   62
Income Protection Benefit Option                                              65
In-Force Earnings                                                             73
In-Force Premium                                                              73
Investment Alternatives                                                       45
IRA Contract                                                                   9
Issue Date                                                                    12
Market Timing and Excessive Trading                                           53
Market Value Adjustment                                                       11
Maximum Anniversary Value (MAV) Death Benefit Option                           8
Payout Phase                                                                  12
Payout Start Date                                                             62
Payout Withdrawal                                                             63
Portfolios                                                                     1
Qualified Contract                                                            19
Retirement Income Guarantee Options                                           68
Return of Premium (ROP") Death Benefit                                        11
Rider Anniversary                                                             23
Rider Application Date                                                         8
Rider Date (for the TrueReturn Accumulation Benefit Option)                   23
Rider Date (for the SureIncome Withdrawal Benefit Option)                     32
Rider Date (for the SureIncome Plus Withdrawal Benefit Option)                35
Rider Date (for the SureIncome For Life Withdrawal Benefit Option)            39
Rider Fee (for the TrueReturn Accumulation Benefit Option)                     8
Rider Fee (for the SureIncome Withdrawal Benefit Option)                       8
Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)                  8
Rider Fee (for the SureIncome For Life Withdrawal Benefit Option)              8
Rider Fee Percentage                                                          56
Rider Maturity Date                                                           23
Rider Period                                                                  23
Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)        30
Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)          34
Right to Cancel                                                               22
SEC                                                                            1
Settlement Value                                                              24
Spousal Protection Benefit (Co-Annuitant) Option                              57

                                  4 PROSPECTUS

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual

Retirement Accounts                                                           57
Standard Fixed Account Option                                                 49
SureIncome Covered Life                                                        8
SureIncome Option Fee                                                          8
SureIncome Plus Option                                                         8
SureIncome Plus Option Fee                                                     8
SureIncome Plus Withdrawal Benefit Option                                      8
SureIncome For Life Option                                                     8
SureIncome For Life Option Fee                                                 8
SureIncome For Life Withdrawal Benefit Option                                  8
SureIncome ROP Death Benefit                                                  11
SureIncome Withdrawal Benefit Option                                           8
Systematic Withdrawal Program                                                 61
Tax Qualified Contract                                                        84
Transfer Period Accounts                                                      49
Trial Examination Period                                                       7
TrueReturn (SM) Accumulation Benefit Option                                    8
Unemployment Compensation                                                     60
Valuation Date                                                                22
Variable Account                                                              78
Variable Sub-Account                                                          45
Withdrawal Benefit Factor (for the SureIncome Withdrawal Benefit Option)      32
Withdrawal Benefit Factor (for the SureIncome Plus Withdrawal Benefit
  Option)                                                                     36
Withdrawal Benefit Factor (for the SureIncome for Life Withdrawal Benefit
  Option)                                                                     39
Withdrawal Benefit Payout Phase (for the SureIncome Withdrawal Benefit
  Option)                                                                     33
Withdrawal Benefit Payout Phase (for the SureIncome Plus Withdrawal
  Benefit Option)                                                             37
Withdrawal Benefit Payout Phase (for the SureIncome for Life Withdrawal
  Benefit Option)                                                             39
Withdrawal Benefit Payout Start Date (for the SureIncome Withdrawal
  Benefit Option)                                                             33
Withdrawal Benefit Payout Start Date (for the SureIncome Plus Withdrawal
  Benefit Option)                                                             37
Withdrawal Benefit Payout Start Date (for the SureIncome for Life
  Withdrawal Benefit Option)                                                  41
Withdrawal Benefit Option                                                     32
Withdrawal Benefit Option Fee                                                 57

* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

5 PROSPECTUS

OVERVIEW OF CONTRACTS

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

. The ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 5-YEAR WITHDRAWAL CHARGE OPTION ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 3-YEAR WITHDRAWAL CHARGE OPTION ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.

6 PROSPECTUS

THE CONTRACTS AT A GLANCE

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS          You can purchase each Contract with as little as
                           $10,000 ($2,000 for Contracts issued with an IRA or
                           TSA). You can add to your Contract as often and as
                           much as you like, but each subsequent payment must be
                           at least $1,000 ($50 for automatic payments).

                           We reserve the right to accept a lesser initial
                           purchase payment amount for each Contract. We may
                           limit the cumulative amount of purchase payments to a
                           maximum of $1,000,000 in any Contract.

TRIAL EXAMINATION PERIOD   You may cancel your Contract within 20 days of
                           receipt or any longer period as your state may
                           require ("TRIAL EXAMINATION PERIOD"). Upon
                           cancellation, we will return your purchase payments
                           adjusted, to the extent federal or state law permits,
                           to reflect the investment experience of any amounts
                           allocated to the Variable Account, including the
                           deduction of mortality and expense risk charges and
                           administrative expense charges. See "Trial
                           Examination Period" for details.

EXPENSES                   Each Portfolio pays expenses that you will bear
                           indirectly if you invest in a Variable Sub-Account.

You also will bear the following expenses:

ALLSTATE ADVISOR CONTRACTS

. Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

. Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR

WITHDRAWAL CHARGE OPTION)

. Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

. Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR

WITHDRAWAL CHARGE OPTION)

. Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

. Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

7 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO

WITHDRAWAL CHARGE OPTION)

. Annual mortality and expense risk charge equal to 1.60% of average daily net assets.

. No withdrawal charge.

ALL CONTRACTS

. Annual administrative expense charge of 0.19% (up to 0.35% for future Contracts).

. Annual contract maintenance charge of $30 (waived in certain cases).

. If you select the MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT OPTION ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20% (up to 0.30% for Options added in the future).

. If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, you will pay an additional mortality and expense risk charge of 0.30%.

. If you select the EARNINGS PROTECTION DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later ("RIDER APPLICATION DATE").

. If you select the TRUERETURN(SM) ACCUMULATION BENEFIT OPTION ("TRUERETURN OPTION") you will pay an additional annual fee ("RIDER FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract Anniversary ("CONTRACT ANNIVERSARY") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee Option or any Withdrawal Benefit Option.

. We discontinued offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION") as of May 1, 2006, except in a limited number of states. If you elected the SureIncome Option prior to May 1, 2006, you would pay an additional annual fee ("SUREINCOME OPTION FEE") of 0.50% of the BENEFIT BASE on each Contract Anniversary (see the SureIncome Option Fee section). You may not select the SureIncome Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

. If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION ("SUREINCOME PLUS OPTION") you would pay an additional annual fee ("SUREINCOME PLUS OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary (see the SureIncome Plus Option Fee section). You may not select the SureIncome Plus Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

. If you select the SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION ("SUREINCOME FOR LIFE OPTION") you would pay an additional annual fee ("SUREINCOME FOR LIFE OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary (see the SureIncome For Life Option Fee section). You may not select the SureIncome For Life Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

8 PROSPECTUS

. We discontinued offering the RETIREMENT INCOME GUARANTEE OPTION 1 ("RIG 1") as of January 1, 2004. If you selected RIG 1 prior to January 1, 2004, you will pay an additional annual fee ("Rider Fee") of 0.40% of the INCOME BASE in effect on a Contract Anniversary.

. We discontinued offering the RETIREMENT INCOME GUARANTEE OPTION 2 ("RIG 2") as of January 1, 2004. If you selected RIG 2 prior to January 1, 2004, you will pay an additional annual Rider Fee of 0.55% of the INCOME BASE in effect on a Contract Anniversary.

. If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

. If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION or SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS ("CSP") you would pay an additional annual fee ("RIDER FEE") of 0.10%* (up to 0.15% for Options added in the future) of the Contract value ("CONTRACT VALUE") on each Contract Anniversary. These Options are only available for certain types of IRA Contracts, which are Contracts issued with an Individual Retirement Annuity or Account ("IRA") under Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual Retirement Accounts established under

Section 408 of the Internal Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

* NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE PAGE 57 FOR DETAILS.

. Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12th transfer in any Contract year ("CONTRACT YEAR"), which we measure from the date we issue your Contract or a Contract Anniversary.

. State premium tax (if your state imposes one)

WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT

ANY TIME PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.

9 PROSPECTUS

INVESTMENT ALTERNATIVES    Each Contract offers several investment alternatives
                           including:

                           .    up to 3 Fixed Account Options that credit
                                interest at rates we guarantee, and

                           .    59* Variable Sub-Accounts investing in
                                Portfolios offering professional money

management by these investment advisers:

. Fidelity Management & Research Company

. Franklin Advisers, Inc.

. Franklin Advisory Services, LLC

. Franklin Mutual Advisers, LLC

. Lord, Abbett & Co. LLC

. OppenheimerFunds, Inc.

. Putnam Investment Management, LLC

. Templeton Asset Management Ltd.

. Templeton Investment Counsel, LLC

. Trusco Capital Management, Inc.

. Van Kampen Asset Management

. Van Kampen**

* Up to five additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see pages 45-48 for information about Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

** Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL

STATES OR WITH ALL CONTRACTS.

To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-203-0068.

10 PROSPECTUS

SPECIAL SERVICES For your convenience, we offer these special services:

. AUTOMATIC PORTFOLIO REBALANCING PROGRAM

. AUTOMATIC ADDITIONS PROGRAM

. DOLLAR COST AVERAGING PROGRAM

. SYSTEMATIC WITHDRAWAL PROGRAM

INCOME PAYMENTS            You can choose fixed income payments, variable income
                           payments, or a combination of the two. You can
                           receive your income payments in one of the following
                           ways (you may select more than one income plan):

                           .    life income with guaranteed number of payments

                           .    joint and survivor life income with guaranteed
                                number of payments

                           .    guaranteed number of payments for a specified
                                period

                           .    life income with cash refund

                           .    joint life income with cash refund

                           .    life income with installment refund

                           .    joint life income with installment refund

                           Prior to January 1, 2004, Allstate Life also offered
                           two Retirement Income Guarantee Options that
                           guarantee a minimum amount of fixed income payments
                           you can receive if you elect to receive income
                           payments.

                           In addition, we offer an Income Protection Benefit
                           Option that guarantees that your variable income
                           payments will not fall below a certain level.

DEATH BENEFITS             If you, the Annuitant, or Co-Annuitant die before the
                           Payout Start Date, we will pay a death benefit
                           subject to the conditions described in the Contract.
                           In addition to the death benefit included in your
                           Contract ("RETURN OF PREMIUM DEATH BENEFIT" or "ROP
                           DEATH BENEFIT"), the death benefit options we

currently offer include:

. MAV DEATH BENEFIT OPTION;

. ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION; and

. EARNINGS PROTECTION DEATH BENEFIT OPTION

                           The SureIncome Plus Option and SureIncome For Life
                           Option also include a death benefit option, the
                           SureIncome Return of Premium Death Benefit,
                           ("SUREINCOME ROP DEATH BENEFIT").

TRANSFERS                  Before the Payout Start Date, you may transfer your
                           Contract Value among the investment alternatives,
                           with certain restrictions. The minimum amount you may
                           transfer is $100 or the amount remaining in the
                           investment alternative, if less. The minimum amount
                           that can be transferred into the Standard Fixed
                           Account or Market Value Adjusted Account Options is
                           $100.

                           A charge may apply after the 12th transfer in each
                           Contract Year. See page 54 for information about
                           short term trading fees.

WITHDRAWALS                You may withdraw some or all of your Contract Value
                           at any time during the Accumulation Phase and during
                           the Payout Phase in certain cases. In general, you
                           must withdraw at least $50 at a time. Withdrawals
                           taken prior to the Payout Start Date are generally
                           considered to come from the earnings in the Contract
                           first. If the Contract is tax-qualified, generally
                           all withdrawals are treated as distributions of
                           earnings. Withdrawals of earnings are taxed as
                           ordinary income and, if taken prior to age 59 1/2,
                           may be subject to an additional 10% federal tax
                           penalty. A withdrawal charge and a MARKET VALUE
                           ADJUSTMENT may also apply.

                           If any withdrawal reduces your Contract Value to less
                           than $1,000, we will treat the request as a
                           withdrawal of the entire Contract Value unless the
                           SureIncome Withdrawal Benefit Option is in effect
                           under your Contract. Your Contract will terminate if
                           you withdraw all of your Contract Value.

11 PROSPECTUS

HOW THE CONTRACTS WORK

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 62. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                      Payout Start
Date            Accumulation Phase             Date                    Payout Phase
---------------------------------------------------------------------------------------------------
You buy      You save for retirement   You elect to receive   You can receive    Or you can receive
a Contract                             income payments or     income payments    income payments
                                       receive a lump sum     for a set period   for life
                                       payment

Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-203-0068 if you have any question about how the Contracts work.

12 PROSPECTUS

EXPENSE TABLE

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)/* /

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:

Contract:                                                  0       1       2       3        4         5       6         7     7+
---------                                                         ---   ---     ---   ---       ---       ---     ---       ---   ---
Allstate Advisor                                   7%    7%    6%    5%    4%     3%    2%    0%    0%
Allstate Advisor
  Preferred with:
  5-Year Withdrawal Charge Option    7%    6%    5%    4%    3%     0%
  3-Year Withdrawal Charge Option    7%    6%    5%    0%
  No Withdrawal Charge Option                               None
All Contracts:
--------------
Annual Contract
  Maintenance Charge                                        $30**
Transfer Fee                                up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES

 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE

SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                                                         Mortality and Expense Risk           Administrative
Basic Contract (without any optional benefit)                            Charge                         Expense Charge*
------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                              1.10%                   0.19%
Allstate Advisor Preferred (5- year Withdrawal Charge Option)              1.40%                   0.19%
Allstate Advisor Preferred (3- year Withdrawal Charge Option)              1.50%                   0.19%
Allstate Advisor Preferred (No Withdrawal Charge Option)                   1.60%                   0.19%

                                                                                              Total Variable Account
                                                                                            Annual Expense
--------------------------------------------------------------------------------------
Basic Contract (without any optional benefit)
Allstate Advisor                                                                                            1.29%
Allstate Advisor Preferred (5- year Withdrawal Charge Option)            1.59%
Allstate Advisor Preferred (3- year Withdrawal Charge Option)            1.69%
Allstate Advisor Preferred (No Withdrawal Charge Option)                 1.79%

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option                           0.20% (up to 0.30% for Options added in
                                                   the future)
Enhanced Beneficiary Protection (Annual Increase)
   Option                                                              0.30%
Earnings Protection Death Benefit Option (issue    0.25% (up to 0.35% for Options added in
   age 0-70)                                       the future)
Earnings Protection Death Benefit Option (issue    0.40% (up to 0.50% for Options added in
   age 71-79)                                      the future)

13 PROSPECTUS

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings   Mortality and Expense    Administrative
Protection Death Benefit Option (issue age 71-79)                    Risk Charge*       Expense Charge*
-------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                           2.00%                0.19%
Allstate Advisor Preferred (5- year Withdrawal Charge Option)            2.30%                0.19%
Allstate Advisor Preferred (3- year Withdrawal Charge Option)            2.40%                0.19%
Allstate Advisor Preferred (No Withdrawal Charge Option)                 2.50%                0.19%

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings   Total Variable Account
Protection Death Benefit Option (issue age 71-79)                   Annual Expense
--------------------------------------------------------------------------------------
Allstate Advisor                                                                                            2.19%
Allstate Advisor Preferred (5- year Withdrawal Charge Option)            2.49%
Allstate Advisor Preferred (3- year Withdrawal Charge Option)            2.59%
Allstate Advisor Preferred (No Withdrawal Charge Option)                 2.69%

* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.

TRUERETURN(SM) ACCUMULATION BENEFIT OPTION FEE

 (ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn(SM) Accumulation Benefit Option 0.50%*

* Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn(SM) Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE*

 (ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option 0.50%**

* Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

** Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

 (ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Plus Withdrawal Benefit Option 0.65%*

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

 (ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome For Life Withdrawal Benefit Option 0.65%*

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

 (ANNUAL RATE AS A PERCENTAGE OF INCOME BASE ON A CONTRACT ANNIVERSARY)

RIG 1 0.40% RIG 2 0.55%

* We discontinued offering the Retirement Income Guarantee Option as of January 1, 2004. Fees shown apply to owners who selected the option prior to January 1, 2004.

14 PROSPECTUS

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option 0.10%*

* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

 (AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option for Custodial 0.10%* Individual Retirement Accounts

* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit {Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION

(AS A PERCENTAGE OF THE AVERAGE DAILY NET VARIABLE ACCOUNT ASSETS SUPPORTING THE

VARIABLE INCOME PAYMENTS TO WHICH THE OPTION APPLIES)

Income Protection Benefit Option 0.50%*

* The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option" for details.

15 PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.

ANNUAL PORTFOLIO EXPENSES

                                                                                   Minimum   Maximum
                                                                                        -------        -------
Total Annual Portfolio Operating
Expenses/(1)/
  (expenses that are deducted from Portfolio
  assets, which may include management fees,
  distribution and/or services (12b-1) fees,    0.35%     1.73%
  and other expenses)

More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2006 (except as otherwise noted).

16 PROSPECTUS

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

. invested $10,000 in the Contract for the time periods indicated;

. earned a 5% annual return on your investment;

. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection (Annual Increase) Option;

. elected the Earnings Protection Death Benefit Option (assuming issue age 71-79);

. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

. elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                                     Allstate Advisor
                                                         -------------------------------------
                                                     1 Year   3 Years   5 Years   10 Years
                                                           ------   -------   -------   --------
Costs Based on Maximum Annual Portfolio
   Expenses                               $1,105    $1,964    $2,835    $5,238
Costs Based on Minimum Annual Portfolio
   Expenses                               $  964    $1,552    $2,170    $4,021

                               Allstate Advisor Preferred              Allstate Advisor Preferred
                                        (5 Year)                                (3 Year)
                         -------------------------------------   -------------------------------------
                         1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------   ------   -------   -------   --------
Costs Based on Maximum
   Annual Portfolio
   Expenses              $1,051    $1,967    $2,720    $5,481    $1,061    $1,656    $2,766    $5,560
Costs Based on Minimum
   Annual Portfolio
   Expenses              $  909    $1,558    $2,063    $4,300    $  920    $1,248    $2,112    $4,392

                               Allstate Advisor Preferred
                                        (0 Year)
                         -------------------------------------
                         1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------
Costs Based on Maximum
   Annual Portfolio
   Expenses               $561     $1,685    $2,812    $5,638
Costs Based on Minimum
   Annual Portfolio
   Expenses               $420     $1,278    $2,161    $4,482

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                                                        Allstate Advisor
                                                                             -------------------------------------
                                                                          1 Year   3 Years   5 Years   10 Years
                                                                             ------   -------         -------   --------

Costs Based on Maximum Annual Portfolio    $510     $1,539    $2,580    $5,238
   Expenses

Costs Based on Minimum Annual Portfolio    $369     $1,127    $1,915    $4,021
   Expenses

                               Allstate Advisor Preferred               Allstate Advisor Preferred
                                        (5 Year)                                 (3 Year)
                         -------------------------------------   -------------------------------------
                         1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------   ------   -------   -------   --------
Costs Based on Maximum
   Annual Portfolio
   Expenses               $541     $1,627    $2,720    $5,481     $551     $1,656    $2,766    $5,560
Costs Based on Minimum
   Annual Portfolio
   Expenses               $399     $1,218    $2,063    $4,300     $410     $1,248    $2,112    $4,392

                               Allstate Advisor Preferred
                                        (0 Year)
                         -------------------------------------
                         1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------
Costs Based on Maximum
  Annual Portfolio
  Expenses                $561     $1,685    $2,812    $5,638
Costs Based on Minimum
  Annual Portfolio
  Expenses               $420      $1,278    $2,161    $4,482

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT

17 PROSPECTUS

OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

18 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.

THE CONTRACTS

CONTRACT OWNER

Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

. the investment alternatives during the Accumulation and Payout Phases,

. the amount and timing of your purchase payments and withdrawals,

. the programs you want to use to invest or withdraw money,

. the income payment plan(s) you want to use to receive retirement income,

. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Plans. Please consult with a competent tax

19 PROSPECTUS

advisor prior to making a request for a change of Contract Owner.

ANNUITANT

The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

. the Contract Owner must be age 90 or younger on the Rider Application Date;

. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

. the beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

. the Co-Annuitant must be the legal spouse of the Annuitant and only one Co-Annuitant may be named;

. the Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

. the Annuitant must be age 90 or younger on the Rider Application Date; and

. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY

You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new

20 PROSPECTUS

Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

. your spouse or, if he or she is no longer alive,

. your surviving children equally, or if you have no surviving children,

. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours.

Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT

Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.

21 PROSPECTUS

PURCHASES

MINIMUM PURCHASE PAYMENTS

The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date; however, additional payments may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-203-0068.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to your initial purchase payment.

22 PROSPECTUS

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN(SM) ACCUMULATION BENEFIT OPTION

We offer the TrueReturn(SM) Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

23 PROSPECTUS

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market Variable Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market Variable Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                    AB FACTORS
  RIDER PERIOD       GUARANTEE   GUARANTEE
(NUMBER OF YEARS)    OPTION 1     OPTION 2
------------------------------------------
        8             100.0%          NA
        9             112.5%          NA
       10             125.0%       100.0%
       11             137.5%       110.0%
       12             150.0%       120.0%
       13             162.5%       130.0%
       14             175.0%       140.0%
       15             187.5%       150.0%
       16             200.0%       160.0%
       17             212.5%       170.0%
       18             225.0%       180.0%
       19             237.5%       190.0%
       20             250.0%       200.0%

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

Guarantee Option:                          1
Rider Period:                             15
AB Factor:                             187.5%
Rider Date:                            1/2/04
Rider Maturity Date:                   1/2/19
Benefit Base on Rider Date:            $50,000
Benefit Base on rider Maturity Date:   $50,000

On the Rider Maturity Date (1/2/19):

Accumulation Benefit = Benefit Base on Rider Maturity Date X AB Factor

= $50,000 X 187.5%

                     = $93,750

Example 2: Guarantee Option 2

Guarantee Option:                          2
Rider Period:                             15
AB Factor:                             150.0%
Rider Date:                            1/2/04
Rider Maturity Date:                   1/2/19
Benefit Base on Rider Date:            $50,000
Benefit Base on rider Maturity Date:   $50,000

On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                        Date X AB Factor
                      = $50,000 X 150.0%
                      = $75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

. The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The

24 PROSPECTUS

Withdrawal Adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately prior to the withdrawal; and

(c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2) to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. We currently offer one Model Portfolio Option with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add Model Portfolio Options in the future. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Option currently available for use with each Guarantee Period under the TrueReturn Option:

                   GUARANTEE OPTION 1                                                       GUARANTEE OPTION 2
--------------------------------------------------------------------------------------------
                *Model Portfolio Option 1                                                     *Model Portfolio Option 2
*Fidelity VIP Freedom Income Fund Model Portfolio Option         *Fidelity VIP Freedom Income Fund
 *Fidelity VIP Freedom 2010 Fund Model Portfolio Option               Model Portfolio Option
                                                            *Fidelity VIP Freedom 2010 Fund
                                                                 Model Portfolio Option
                                                            *Fidelity VIP Freedom 2020 Fund
                                                                 Model Portfolio Option
                                                            *Fidelity VIP Freedom 2030 Fund
                                                                 Model Portfolio Option

* NOTE: FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term

25 PROSPECTUS

"Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your most recent instructions on file with us. You must comply with any required percentage allocations for the Model Portfolio Option you have selected. You may also request that purchase payments be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category (1, 4):

MODEL PORTFOLIO OPTION 1

 20% Category A

50% Category B

30% Category C

0% Category D

CATEGORY A

Putnam VT Money Market - Class IB Sub-Account Van Kampen LIT Money Market, Class II Sub-Account

CATEGORY B

FTVIP Franklin U.S. Government - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Strategic Bond/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2) Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)

CATEGORY C

Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Mutual Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - All Value Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Value Sub-Account Oppenheimer Balanced/VA - Service Shares Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Oppenheimer MidCap/VA - Service Shares Sub-Account

26 PROSPECTUS

Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT New Value - Class IB Sub-Account Putnam VT Research - Class IB Sub-Account (1) Putnam VT Utilities Growth and Income - Class IB Sub-Account (1) Putnam VT Voyager - Class IB Sub-Account STI Classic Capital Appreciation Sub-Account (3) STI Classic Large Cap Relative Value Sub-Account (3) STI Classic Small Cap Value Equity Sub-Account STI Classic Large Cap Value Equity Sub-Account Van Kampen LIT Comstock, Class II Sub-Account Van Kampen LIT Strategic Growth, Class II Sub-Account Van Kampen LIT Growth and Income, Class II Sub-Account Van Kampen UIF Equity and Income, Class II Sub-Account (2) Van Kampen UIF Global Franchise, Class II Sub-Account (2) Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2) Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)

CATEGORY D

(VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1)

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Putnam VT Health Sciences - Class IB Sub-Account (1) Putnam VT New Opportunities - Class IB Sub-Account (1) Putnam VT Vista - Class IB Sub-Account

STI Classic Mid-Cap Equity Sub-Account (3) Van Kampen LIT Aggressive Growth, Class II Sub-Account (4) Van Kampen UIF Equity Growth, Class II Sub-Account (2) Van Kampen UIF Small Company Growth, Class II Sub-Account (2)

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION

1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

MODEL PORTFOLIO OPTION 2.

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you select Model Portfolio Option 2, you must allocate your Contract Value among four asset categories in accordance with the percentage allocation requirements set out in the table below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date

27 PROSPECTUS

prior to October 1, 2004) and the Variable Sub-Accounts available under each category (1, 4):

MODEL PORTFOLIO OPTION 2
(RIDER DATE PRIOR TO OCTOBER 1, 2004)
 10% Category A
20% Category B
50% Category C
20% Category D

CATEGORY A

 Putnam VT Money Market - Class IB Sub-Account Van Kampen LIT Money Market, Class II Sub-Account

CATEGORY B

FTVIP Franklin U.S. Government - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Strategic Bond/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2) Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)

CATEGORY C

Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Mutual Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account Lord Abbett Series - All Value Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Value Sub-Account Oppenheimer Balanced/VA - Service Shares Sub-Account Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT New Value - Class IB Sub-Account Putnam VT Research - Class IB Sub-Account (1) Putnam VT Utilities Growth and Income - Class IB Sub-Account (1) STI Classic Large Cap Relative Value Sub-Account (3) STI Classic Large Cap Value Equity Sub-Account Van Kampen LIT Comstock, Class II Sub-Account Van Kampen LIT Growth and Income, Class II Sub-Account Van Kampen UIF Equity and Income, Class II Sub-Account (2) Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2) Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)

CATEGORY D

Fidelity VIP Growth Stock - Service Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Oppenheimer MidCap/VA - Service Shares Sub-Account Putnam VT Health Sciences - Class IB Sub-Account (1) Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT New Opportunities - Class IB Sub-Account (1) Putnam VT Vista - Class IB Sub-Account

Putnam VT Voyager - Class IB Sub-Account STI Classic Capital Appreciation Sub-Account (3) STI Classic Mid-Cap Equity Sub-Account (3) STI Classic Small Cap Value Equity Sub-Account Van Kampen LIT Aggressive Growth, Class II Sub-Account (4) Van Kampen LIT Strategic Growth, Class II Sub-Account Van Kampen UIF Equity Growth, Class II Sub-Account (2) Van Kampen UIF Global Franchise, Class II Sub-Account (2) Van Kampen UIF Small Company Growth, Class II Sub-Account (2)

THE FOLLOWING VARIABLE SUB-ACCOUNTS ARE NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004): FIDELITY VIP FREEDOM INCOME - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2010 - SERVICE CLASS 2 SUB--

28 PROSPECTUS

ACCOUNT, FIDELITY VIP FREEDOM 2020 - SERVICE CLASS 2 SUB-ACCOUNT AND FIDELITY VIP FREEDOM 2030 - SERVICE CLASS 2 SUB-ACCOUNT. INSTEAD, THE FIDELITY VIP FREEDOM FUNDS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS (SEE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE).

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED.

MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you select Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1, 4):

MODEL PORTFOLIO OPTION 2

 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)

AVAILABLE

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account FTVIP Mutual Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - All Value Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Value Sub-Account Oppenheimer Balanced/VA - Service Shares Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Oppenheimer Strategic Bond/VA - Service Shares Sub-Account Oppenheimer MidCap/VA - Service Shares Sub-Account Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Money Market - Class IB Sub-Account Putnam VT New Value - Class IB Sub-Account Putnam VT Voyager - Class IB Sub-Account STI Classic Capital Appreciation Sub-Account (2) STI Classic Large Cap Relative Value Sub-Account (2) STI Classic Small Cap Value Equity Sub-Account STI Classic Large Cap Value Equity Sub-Account Van Kampen LIT Comstock, Class II Sub-Account Van Kampen LIT Strategic Growth, Class II Sub-Account Van Kampen LIT Growth and Income, Class II Sub-Account Van Kampen LIT Money Market, Class II Sub-Account Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3) Van Kampen UIF Equity and Income, Class II Sub-Account (3) Van Kampen UIF Global Franchise, Class II Sub-Account (3) Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3) Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3) Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)

29 PROSPECTUS

EXCLUDED

Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Putnam VT Vista - Class IB Sub-Account

STI Classic Mid-Cap Equity Sub-Account (2) Van Kampen LIT Aggressive Growth, Class II Sub-Account (4) Van Kampen UIF Equity Growth, Class II Sub-Account (3) Van Kampen UIF Small Company Growth, Class II Sub-Account (3)

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 74 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion.

Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

30 PROSPECTUS

. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

. any waiting period for canceling the New Option will start again on the new Rider Date;

. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option.

You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the new Withdrawal Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

. on the Rider Maturity Date;

. on the Payout Start Date;

. on the date your Contract is terminated;

. on the date the Option is cancelled;

. on the date we receive a Complete Request for Settlement of the Death Proceeds; or

. on the date the Option is replaced with a New Option under the Rider Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.

If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub-Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

              FIDELITY VIP FREEDOM FUNDS                       FIDELITY VIP FREEDOM
                MODEL PORTFOLIO OPTIONS                            SUB-ACCOUNT
---------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Fund Model Portfolio Option   Fidelity VIP Freedom Income -
                                                                                                         Service Class 2 Sub-Account

Fidelity VIP Freedom 2010 Fund Model Portfolio Option     Fidelity VIP Freedom 2010 -
                                                                                                       Service Class 2 Sub-Account

Fidelity VIP Freedom 2020 Fund Model Portfolio Option     Fidelity VIP Freedom 2020 -
                                                                                                      Service Class 2 Sub-Account

Fidelity VIP Freedom 2030 Fund Model Portfolio Option     Fidelity VIP Freedom 2030 -
                                                                                                     Service Class 2 Sub-Account

The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

31 PROSPECTUS

WITHDRAWAL BENEFIT OPTIONS

"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

SUREINCOME WITHDRAWAL BENEFIT OPTION

Effective May 1, 2006, we ceased offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

32 PROSPECTUS

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

33 PROSPECTUS

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age

85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

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If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Option is cancelled;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION

We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 70.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"), (the maximum age may depend on your state). The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once

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added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

. The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

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BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option.

On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section

401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section

401(a)(9), we will not permit a change in the payment frequency or level.

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If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 70 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

. The Benefit Base is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase asdefined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

. On the date we receive a Complete Request for Settlement of the Death Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION

We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions.

Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

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The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT").

This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 70.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS

DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.

We currently offer the following Withdrawal Benefit Factors:

Attained Age of SureIncome Covered Life Withdrawal Benefit Factor ----------------------- ------------------------- 50-59 4% 60-69 5% 70+ 6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

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The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

. The Benefit Payment immediately prior to the withdrawal; or

. The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

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. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code

Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

41 PROSPECTUS

. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

. The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

. The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 70 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

. The Benefit Payment is reduced to zero;

. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

. On the date the Contract is terminated;

. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

. On the date we receive a Complete Request for Settlement of the Death Proceeds; or

. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS) If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to the Model Portfolio Option available as described below;

(2) to the DCA Fixed Account Option and then transfer all purchase payments and interest to the Model Portfolio Option; or

(3) to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select the Variable Sub-Accounts available under your Model Portfolio Option to which to allocate your Contract Value. We currently offer one Model Portfolio Option. Please refer to the Model Portfolio Option section of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we

42 PROSPECTUS

may revise the Model Portfolio Options. The following is the Model Portfolio Option currently available for use:

* Model Portfolio Option 1

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

Under Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 4):

Available

Fidelity VIP Freedom Income - Service Class 2 Sub-Account Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account Fidelity VIP Index 500 - Service Class 2 Sub-Account Fidelity VIP Mid Cap - Service Class 2 Sub-Account FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account FTVIP Franklin Income Securities - Class 2 Sub-Account FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account FTVIP Mutual Discovery Securities - Class 2 Sub-Account FTVIP Mutual Shares Securities - Class 2 Sub-Account FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account FTVIP Templeton Foreign Securities - Class 2 Sub-Account Lord Abbett Series - All Value Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account Lord Abbett Series - Growth and Income Sub-Account Lord Abbett Series - Growth Opportunities Sub-Account Lord Abbett Series - Mid-Cap Value Sub-Account Oppenheimer Balanced/VA - Service Shares Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Main Street(R)/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Oppenheimer Strategic Bond/VA - Service Shares Sub-Account Oppenheimer MidCap/VA - Service Shares Sub-Account Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account Putnam VT Global Asset Allocation - Class IB Sub-Account Putnam VT Growth and Income - Class IB Sub-Account Putnam VT High Yield - Class IB Sub-Account Putnam VT Income - Class IB Sub-Account

Putnam VT International Equity - Class IB Sub-Account Putnam VT Investors - Class IB Sub-Account Putnam VT Money Market - Class IB Sub-Account Putnam VT New Value - Class IB Sub-Account Putnam VT Voyager - Class IB Sub-Account STI Classic Capital Appreciation Sub-Account (2) STI Classic Large Cap Relative Value Sub-Account (2) STI Classic Small Cap Value Equity Sub-Account STI Classic Large Cap Value Equity Sub-Account Van Kampen LIT Comstock, Class II Sub-Account Van Kampen LIT Strategic Growth, Class II Sub-Account Van Kampen LIT Growth and Income, Class II Sub-Account Van Kampen LIT Money Market, Class II Sub-Account Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3) Van Kampen UIF Equity and Income, Class II Sub-Account (3) Van Kampen UIF Global Franchise, Class II Sub-Account (3) Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3) Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3) Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)

43 PROSPECTUS

EXCLUDED

Fidelity VIP Growth Stock - Service Class 2 Sub-Account Oppenheimer Global Securities/VA - Service Shares Sub-Account Putnam VT Vista - Class IB Sub-Account

STI Classic Mid-Cap Equity Sub-Account (2) Van Kampen LIT Aggressive Growth, Class II Sub-Account (4) Van Kampen UIF Equity Growth, Class II Sub-Account (3) Van Kampen UIF Small Company Growth, Class II Sub-Account (3)

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

44 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 59* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO

PROSPECTUSES, PLEASE CONTACT US AT 1-800-203-0068 OR GO TO WWW.ACCESSALLSTATE.COM.

* Up to five additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 48 for information about Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

PORTFOLIO:
Fidelity VIP                   EACH PORTFOLIO SEEKS:
Contrafund(R) Portfolio        Long-term capital
- Service Class 2              appreciation                     INVESTMENT ADVISER:
-------------------------------------------------------------   -----------------------
Fidelity VIP Freedom           High total return with a
2010 Portfolio - Service       secondary objective of
Class 2                        principal preservation as
                               the fund approaches its
                               target date and beyond
-------------------------------------------------------------
Fidelity VIP Freedom           High total return with a
2020 Portfolio - Service       secondary objective of
Class 2                        principal preservation as
                               the fund approaches its
                               target date and beyond
-------------------------------------------------------------
Fidelity VIP Freedom           High total return with a         Fidelity Management &
2030 Portfolio - Service       secondary objective of              Research Company
Class 2                        principal preservation as
                               the fund approaches its
                               target date and beyond
-------------------------------------------------------------
Fidelity VIP Freedom           High total return with a
Income Portfolio -             secondary objective of
Service Class 2                principal preservation
              -----------------------------------------------
Fidelity VIP Growth            To achieve capital
Stock Portfolio -              appreciation
Service Class 2
-------------------------------------------------------------
Fidelity VIP Index 500         Investment results that
Portfolio - Service            correspond to the total
Class 2                        return of common stocks
                               publicly traded in the
                               United States as
                               represented by the Standard
                               & Poor's 500(SM) Index (S&P
                               500(R))
-------------------------------------------------------------
Fidelity VIP Mid Cap           Long-term growth of capital
Portfolio - Service
Class 2
-------------------------------------------------------------
FTVIP Franklin Growth          Capital appreciation with
and Income Securities          current income as a
Fund - Class 2                 secondary goal.
-------------------------------------------------------------
FTVIP Franklin Income          To maximize income while
Securities Fund - Class        maintaining prospects for        Franklin Advisers, Inc.
2                              capital appreciation.
-------------------------------------------------------------
FTVIP Franklin Large Cap       Capital appreciation
Growth Securities Fund -
Class 2
-------------------------------------------------------------
FTVIP Franklin U.S.            Income
Government Fund - Class
2

FTVIP Franklin Small Cap       Long-term total return.          Franklin Advisory
Value Securities Fund -                                          Services, LLC
Class 2
-------------------------------------------------------------   -----------------------
FTVIP Mutual Discovery         Capital appreciation
with Securities Fund - Class   current income as a              Franklin Mutual
2                              secondary goal.                   Advisers, LLC
FTVIP Mutual Shares            Capital appreciation with
Securities Fund - Class 2      income as a secondary goal
-------------------------------------------------------------   -----------------------
FTVIP Templeton                Long-term capital                Templeton Asset
Developing Markets             appreciation.                     Management Ltd.
Securities Fund - Class 2

45 PROSPECTUS

FTVIP Templeton Foreign        Long-term capital growth.        Templeton Investment
Securities Fund - Class 2                                                                 Counsel, LLC
-------------------------------------------------------------   ------------------------
Lord Abbett Series Fund        Long-term growth of capital
- All Value Portfolio          and income without
                               excessive fluctuations in
                               market value
-------------------------------------------------------------
Lord Abbett Series Fund        High current income and the
- Bond-Debenture               opportunity for capital
Portfolio                      appreciation to produce a
                               high total return
-------------------------------------------------------------   Lord, Abbett & Co. LLC
Lord Abbett Series Fund        Long-term growth of capital
- Growth and Income            and income without
Portfolio                      excessive fluctuations in
                               market value
-------------------------------------------------------------
Lord Abbett Series Fund        Capital appreciation
- Growth Opportunities
Portfolio
-------------------------------------------------------------
Lord Abbett Series Fund        Capital appreciation
- Mid-Cap Value                through investments,
Portfolio                      primarily in equity
                               securities, which are
                               believed to be undervalued
                               in the marketplace
-------------------------------------------------------------
Oppenheimer MidCap             Capital appreciation by
Fund/VA - Service Shares       investing in ''growth
                               type'' companies.
-------------------------------------------------------------
Oppenheimer Balanced           A high total investment
Fund/VA - Service Shares       return, which includes
                               current income and capital
                               appreciation in the value
                               of its shares.
Oppenheimer Capital            Capital appreciation by
Appreciation Fund/VA -         investing in securities of
Service Shares                 well-known, established
                               companies.
                               ------------------------------
Oppenheimer Core Bond          High level of current
Fund/VA - Service Shares       income. As a secondary
                               objective, the Portfolio
                               seeks capital appreciation
                               when consistent with its
                               primary objective.
                               ------------------------------   OppenheimerFunds, Inc.
Oppenheimer Global             Long-term capital
Securities Fund/VA -           appreciation by investing a
Service Shares                 substantial portion of
                               assets in securities of
                               foreign issuers,
                               growth-type companies,
                               cyclical industries and
                               special situations that are
                               considered to have
                               appreciation possibilities.
Oppenheimer High Income        A high level of current
Fund/VA - Service Shares       income from investment in
                               high-yield fixed-income
                               securities.
-------------------------------------------------------------
Oppenheimer Main Street        High total return (which
Fund(R)/VA - Service           includes growth in the
Shares                         value of its shares as well
                               as current income) from
                               equity and debt securities.
Oppenheimer Main Street        Capital appreciation.
Small Cap Fund(R)/VA -
Service Shares
----------------------------------------------------------------------------------------
Oppenheimer Strategic          A high level of current
Bond Fund/VA - Service         income principally derived
Shares                         from interest on debt
                               securities.
-------------------------------------------------------------

46 PROSPECTUS

Putnam VT Global Asset         A high level of long-term
Allocation Fund - Class        total return consistent
IB                             with preservation of
                               capital.
-------------------------------------------------------------
Putnam VT Growth and           Capital growth and current
Income Fund - Class IB         income.
-------------------------------------------------------------
Putnam VT Health               Capital appreciation.
Sciences Fund - Class
IB/(1)/
-------------------------------------------------------------
Putnam VT High Yield           High current income.
Fund - Class IB                Capital growth is a
                               secondary goal when
                               consistent with achieving
                               high current income.
-------------------------------------------------------------
Putnam VT Income Fund -        High current income
Class IB                       consistent with what Putnam
                               Management believes to be
                               prudent risk.
-------------------------------------------------------------   Putnam Investment
Putnam VT International        Capital appreciation.            Management, LLC
Equity Fund - Class IB                                          ("Putnam Management")
-------------------------------------------------------------
Putnam VT Investors Fund       Long-term growth of capital
- Class IB                     and any increased income
                               that results from this
                               growth.
-------------------------------------------------------------
Putnam VT Money Market         As high a rate of current
Fund - Class IB                income as Putnam Management
                               believes is consistent with
                               preservation of capital and
                               maintenance of liquidity.
-------------------------------------------------------------
Putnam VT New                  Long-term capital
Opportunities Fund -           appreciation.
Class IB/(1)/
-------------------------------------------------------------
Putnam VT New Value Fund       Long-term capital
- Class IB                     appreciation.
-------------------------------------------------------------
Putnam VT Research Fund        Capital appreciation.
- Class IB/(1)/
-------------------------------------------------------------
Putnam VT The George           To provide a balanced
Putnam Fund of Boston -        investment composed of a
Class IB                       well diversified portfolio
                               of value stocks and bonds,
                               which produce both capital
                               growth and current income.
Putnam VT Utilities            Capital growth and current
Growth and Income Fund -       income.
Class IB/(1)/
-------------------------------------------------------------
Putnam VT Vista Fund -         Capital appreciation.
Class IB
-------------------------------------------------------------
Putnam VT Voyager Fund -       Capital appreciation.
Class IB
-------------------------------------------------------------
STI Classic Capital            Capital appreciation
Appreciation Fund/(2)/
-------------------------------------------------------------
STI Classic Large Cap          Long-term capital
Relative Value Fund/(2)/       appreciation with the
                               secondary goal of current        Trusco Capital
                               income                           Management, Inc.
-------------------------------------------------------------
STI Classic Large Cap          Capital appreciation with
Value Equity Fund              the secondary goal of
                               current income
-------------------------------------------------------------
STI Classic Mid-Cap            Capital appreciation
Equity Fund/(2)/
----------------------------------------------------------------------------------------
STI Classic Small Cap          Capital appreciation with
Value Equity Fund              the secondary goal of
                               current income
-------------------------------------------------------------
Van Kampen LIT                 Capital growth
Aggressive Growth
Portfolio, Class II/(3)/
Van Kampen LIT Comstock        Capital growth and income
Portfolio, Class II            through investments in
                               equity securities,
                               including common stocks,
                               preferred stocks and
                               securities convertible into
                               common and preferred             Van Kampen Asset
                               stocks.                          Management
Van Kampen LIT Strategic       Capital appreciation.
Growth Portfolio, Class
II
Van Kampen LIT Growth          Long-term growth of capital
and Income Portfolio,          and income.
Class II
-------------------------------------------------------------
Van Kampen LIT Money           Protection of capital and
Market Portfolio, Class        high current income through
II                             investments in money market
                               instruments.
-------------------------------------------------------------

47 PROSPECTUS

Van Kampen UIF Emerging        High total return by
Markets Debt Portfolio,        investing primarily in
Class II                       fixed income securities of
                               government and
                               government-related issuers
                               and, to a lesser extent, of
                               corporate issuers in
                               emerging market countries.
Van Kampen UIF Equity          Capital appreciation and
and Income Portfolio,          current income.
Class II
-------------------------------------------------------------
Van Kampen UIF Equity          Long-term capital
Growth Portfolio, Class        appreciation by investing
II                             primarily in
                               growth-oriented equity
                               securities of large
                               capitalization companies.
-------------------------------------------------------------
Van Kampen UIF Global          Long-term capital
Franchise Portfolio,           appreciation.
Class II                                                         Van Kampen/(4)/
-------------------------------------------------------------
Van Kampen UIF Mid Cap         Long-term capital growth by
Growth Portfolio, Class        investing primarily in
II                             common stocks and other
                               equity securities.
-------------------------------------------------------------
Van Kampen UIF Small           Long-term capital
Company Growth                 appreciation by investing
Portfolio, Class II            primarily in
                               growth-oriented equity
                               securities of small
                               companies.
-------------------------------------------------------------
Van Kampen UIF U.S. Mid        Above-average total return
Cap Value Portfolio,           over a market cycle of
Class II                       three to five years by
                               investing in common stocks
                               and other equity
                               securities.
-------------------------------------------------------------
Van Kampen UIF U.S. Real       Above average current
Estate Portfolio, Class        income and long-term
II                             capital appreciation by
                               investing primarily in
                               equity securities of
                               companies in the U.S. real
                               estate industry, including
                               real estate investment
                               trusts.
-------------------------------------------------------------

(1) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments. If you invested in this Variable Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

48 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 54.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "TRANSFER PERIOD ACCOUNT" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. The minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Account to any of the Fixed Account Options available under your Contract.The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market - Class IB Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market - Class IB Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Money Market - Class IB Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 54.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market - Class IB Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the

ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your sales representative for availability.

STANDARD FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT"

49 PROSPECTUS

within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Advisor Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Advisor Preferred Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your sales representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Standard Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Standard Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared

50 PROSPECTUS

renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the ALLSTATE

ADVISOR PREFERRED CONTRACT.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods").

We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered.

If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states.

Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate

51 PROSPECTUS

at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

. transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to other investment alternatives available at the time; or

. withdraw all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account.

If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount

52 PROSPECTUS

transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn(SM) Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS

You may make transfers by telephone by calling 1-800-203-0068. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity.

53 PROSPECTUS

Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

. the total dollar amount being transferred, both in the aggregate and in the transfer request;

. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

. the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12

54 PROSPECTUS

transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer MidCap/VA - Service Shares Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer MidCap/VA - Service Shares Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

. for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given

55 PROSPECTUS

Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE ADVISOR                       1.10%
ALLSTATE ADVISOR PREFERRED
   (5-YEAR WITHDRAWAL CHARGE OPTION)   1.40%
ALLSTATE ADVISOR PREFERRED
   (3-YEAR WITHDRAWAL CHARGE OPTION)   1.50%
ALLSTATE ADVISOR PREFERRED
   (NO WITHDRAWAL CHARGE OPTION)       1.60%

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

. 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

. 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN(SM) ACCUMULATION BENEFIT OPTION FEE

We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee

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from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn(SM) Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE

We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004. Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004. We impose a separate annual Rider Fee for RIG 1 and RIG 2. The annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE

Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states. We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option

Fee as the "WITHDRAWAL BENEFIT OPTION FEES".

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"WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.

We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE

We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge from the purchase payment(s) you withdraw.

The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 14. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

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Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 51 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT

You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

. The Free Withdrawal Amount described above; or

. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

. withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

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3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO

WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 13-15. We may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1) or other services we provide to the Portfolios.

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ACCESS TO YOUR MONEY

WITHDRAWALS

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 62.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 49.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-203-0068 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

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INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

. the Annuitant's 99th birthday, or

. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

. fixed income payments;

. variable income payments; or

. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF

PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of

1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

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INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or

(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Plans. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value

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of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:

Contract:                                              0         1       2        3     4           5      6          7     7+
---------------------                                ---           ---   ---       ---   ---          ---   ---       ---   ---
Allstate Advisor                                 7%    7%    6%    5%    4%    3%    2%    0%    0%
Allstate Advisor
 Preferred with:
 5-Year Withdrawal
 Charge Option                                  7%    6%    5%    4%    3%    0%
 3-Year Withdrawal
 Charge Option                                   7%    6%    5%    0%
 No Withdrawal Charge
 Option                                        None

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

. reduce the frequency of your payments so that each payment will be at least $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply.

The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not

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available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION

We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

. You may apply the Income Protection Benefit Option to more than one Income Plan.

. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of

1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole

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discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

Fidelity VIP Freedom Income - Service Class 2 Sub-Account

FTVIP Franklin U.S. Government - Class 2 Sub-Account

Oppenheimer Core Bond/VA - Service Shares Sub-Account

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account

Putnam VT Income - Class IB Sub-Account

Putnam VT Money Market - Class IB Sub-Account

Van Kampen LIT Money Market, Class II Sub-Account

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account

Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account

Fidelity VIP Index 500 - Service Class 2 Sub-Account

Fidelity VIP Mid Cap - Service Class 2 Sub-Account

FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account

FTVIP Franklin Income Securities - Class 2 Sub-Account

FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account

FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account

FTVIP Mutual Discovery Securities - Class 2 Sub-Account

FTVIP Mutual Shares Securities - Class 2 Sub-Account

FTVIP Templeton Foreign Securities - Class 2 Sub-Account

Lord Abbett Series - All Value Sub-Account

Lord Abbett Series - Bond-Debenture Sub-Account

Lord Abbett Series - Growth and Income Sub-Account

Lord Abbett Series - Growth Opportunities Sub-Account

Lord Abbett Series - Mid-Cap Value Sub-Account

Oppenheimer Balanced/VA - Service Shares Sub-Account

Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account

Oppenheimer Global Securities/VA - Service Shares Sub-Account

Oppenheimer High Income/VA - Service Shares Sub-Account

Oppenheimer Main Street(R)/VA - Service Shares Sub-Account

Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account

Putnam VT Global Asset Allocation - Class IB Sub-Account

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Putnam VT Growth and Income - Class IB Sub-Account

Putnam VT High Yield - Class IB Sub-Account

Putnam VT International Equity - Class IB Sub-Account

Putnam VT Investors - Class IB Sub-Account

Putnam VT New Value - Class IB Sub-Account

Putnam VT Research - Class IB Sub-Account (1)

Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account

Putnam VT Utilities Growth and Income - Class IB Sub-Account (1)

Putnam VT Voyager - Class IB Sub-Account

STI Classic Capital Appreciation Sub-Account (2)

STI Classic Large Cap Relative Value Sub-Account (2)

STI Classic Mid-Cap Equity Sub-Account (2)

STI Classic Small Cap Value Equity Sub-Account

STI Classic Large Cap Value Equity Sub-Account

Van Kampen LIT Comstock, Class II Sub-Account

Van Kampen LIT Growth and Income, Class II Sub-Account

Van Kampen UIF Equity and Income, Class II Sub-Account (3)

Van Kampen UIF Equity Growth, Class II Sub-Account (3)

Van Kampen UIF Global Franchise, Class II Sub-Account (3)

Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3)

Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)

1) Effective October 1, 2004, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account closed to new investments. If you choose to add the Income Protection Benefit Option on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the Income Protection Benefit Option prior to adding the Income Protection Benefit Option to your Contract.

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Fidelity VIP Growth Stock - Service Class 2 Sub-Account

FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account

Oppenheimer MidCap/VA - Service Shares Sub-Account

Putnam VT Health Sciences - Class IB Sub-Account (1)

Putnam VT New Opportunities - Class IB Sub-Account (1)

Putnam VT Vista - Class IB Sub-Account

Van Kampen LIT Aggressive Growth, Class II Sub-Account (2)

Van Kampen LIT Strategic Growth, Class II Sub-Account

Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3)

Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3)

Van Kampen UIF Small Company Growth, Class II Sub-Account (3)

1) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account and the Putnam VT New Opportunities - Class IB Sub-Account closed to new investments.

2) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

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The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

. deducting any applicable taxes; and

. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS

Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"). If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004, your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details.

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004.

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except that Contract Owners may elect to cancel a RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 as described above. The options may not be available in all states.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

. The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

. The Payout Start Date must occur during the 30-day period following a Contract Anniversary.

. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

. You must select Fixed Amount Income Payments only.

. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

. 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

. 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

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The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

. The Guaranteed Retirement Income Benefit; or

. For fixed income payments, the Contract Value, adjusted by any applicable Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. The date the Contract is terminated;

. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

. The Payout Start Date; or

. If you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year, subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends, the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

. In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

. In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the

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withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5%, and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5%.

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME

BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

. On each Contract Anniversary until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

DEATH BENEFITS

DEATH PROCEEDS

Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

. A certified copy of the death certificate;

. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for Settlement:

. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds is equal to the "DEATH BENEFIT."

. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

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DEATH BENEFIT OPTIONS

In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

. MAV Death Benefit Option

. Enhanced Beneficiary Protection (Annual Increase) Option

. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

. The Contract Value;

. The Settlement Value;

. The ROP Death Benefit;

. The MAV Death Benefit Option (if selected);

. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

. On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

. The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or

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. The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year, subject to the "CAP" defined below. This accumulation will continue until the earlier of:

(a) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

(b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends, the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

. 200% of the Contract Value as of the Rider Date; plus

. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year from the date we determine the Death Proceeds, until the earlier of:

. The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals; or

. The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

. 100% of "IN-FORCE PREMIUM" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

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. 50% of "IN-FORCE PREMIUM" (excluding purchase payments made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

. The Rider Date will be changed to the date we determine the Death Proceeds;

. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

. the date the Contract is terminated;

. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 74, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

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If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

. Over the life of the New Contract Owner; or

. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

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The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

. One year of the date of death;

. The same calendar year as the date we receive the first Complete Request for Settlement; and

. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

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We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Plans, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Plan. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

. The Contract Owner must be age 90 or younger on the Rider Application Date; and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

. upon the death of the Co-Annuitant (as of the date we determine the Death Proceeds);

. upon the death of the Contract Owner (as of the date we determine the Death Proceeds);

. on the date the Contract is terminated;

. on the Payout Start Date; or

. on the date you change the beneficiary of the Contract and the change is accepted by us;

. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

. The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

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. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. The Co-Annuitant must be the legal spouse of the Annuitant. Only one Co-Annuitant may be named.

. The Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

. The Annuitant must be age 90 or younger on the CSP Application Date.

. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

. We have made no payments under any Income Plan.

. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

. On the date CSP is terminated as described above; or

. Upon the death of the Annuitant; or

. Upon the death of the Co-Annuitant; or

. On the date the Contract is terminated; or

. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT. This section applies if:

. The CSP Conditions are met.

. The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

. We have received proof satisfactory to us that the Co-Annuitant has died.

. The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

. the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

. The Owner does not thereafter name a new Co-Annuitant; and

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. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and

. The Contract may only be continued once.

MORE INFORMATION

ALLSTATE

Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also have entered into an administrative services agreement which provides that PICA or an affiliate will administer the Variable Account and the Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT

Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting

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instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. Allstate Distributors, L.L.C. ("Allstate Distributors"), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

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Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. Pursuant to the Agreement, we entered into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

We provide the following administrative services, among others:

. issuance of the Contracts;

. maintenance of Contract Owner records;

. Contract Owner services;

. calculation of unit values;

. maintenance of the Variable Account; and

. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

LeBoeuf, Lamb, Greene & MacRae, L.L.P., Washington, D.C., has advised Allstate Life on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.

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TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

. the Contract Owner is a natural person,

. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.

In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future

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guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

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. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or becoming totally disabled,

. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made under an immediate annuity, or

. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue

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to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").

ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

. Individual Retirement Annuities (IRAs) under Code Section 408(b);

. Roth IRAs under Code Section 408A;

. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);

. Tax Sheltered Annuities under Code Section 403(b);

. Corporate and Self Employed Pension and Profit Sharing Plans under Code

Section 401; and

. State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

. made on or after the date the Contract Owner attains age 59 1/2,

. made to a beneficiary after the Contract Owner's death,

. attributable to the Contract Owner being disabled, or

. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.

These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code

84 PROSPECTUS

and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

. made on or after the date the Contract Owner attains age 59 1/2,

. made as a result of the Contract Owner's death or total disability,

. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

. made after separation from service after age 55 (does not apply to IRAs),

. made pursuant to an IRS levy,

. made for certain medical expenses,

. made to pay for health insurance premiums while unemployed (applies only for IRAs),

. made for qualified higher education expenses (applies only for IRAs)

. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

. from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, and before Dec. 31, 2007, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

. required minimum distributions, or,

. a series of substantially equal periodic payments made over a period of at least 10 years, or,

. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

. hardship distributions.

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For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 Included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes.

For distributions in tax years beginning after 2005 and before 2008, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to a certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 701/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. An individual with adjusted gross income (AGI) of $100,000 or more won't be able to rollover amounts from an eligible retirement plan into a Roth IRA. Please note, however, that the $100,000 AGI limit will be eliminated for tax years beginning after December 31, 2009. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving

86 PROSPECTUS

spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

. attains age 59 1/2,

. severs employment,

. dies,

. becomes disabled, or

. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section

401(a): a qualified plan fiduciary or an annuitant owner.

. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the

87 PROSPECTUS

required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2006, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 80469, Lincoln, NE 68501-0469 or 1-800-203-0068.

88 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

THE CONTRACTS

Agreements with the Prudential Insurance Company of America

Distribution

Purchase of Contracts

Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)

CALCULATION OF ACCUMULATION UNIT VALUES

Net Investment Factor

CALCULATION OF VARIABLE INCOME PAYMENTS

CALCULATION OF ANNUITY UNIT VALUES

GENERAL MATTERS

Incontestability

Settlements

Safekeeping of the Variable Account's Assets

Premium Taxes

Tax Reserves

EXPERTS

FINANCIAL STATEMENTS

APPENDIX A-ACCUMULATION UNIT VALUES

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

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APPENDIX A

CONTRACT COMPARISON CHART

                                                                         ADVISOR PREFERRED
                                                -----------------------------------------------------------
                                                  5-YEAR WITHDRAWAL      3-YEAR WITHDRAWAL    NO WITHDRAWAL
        FEATURE                 ADVISOR             CHARGE OPTION          CHARGE OPTION      CHARGE OPTION
-----------------------------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge                      1.10%                  1.40%                  1.50%              1.60%
(Base Contract)

Withdrawal Charge
(% of purchase payment)   7/ 7/ 6/ 5/ 4/ 3/ 2       7/ 6/ 5/ 4/ 3             7/ 6/ 5              None

Withdrawal Charge        Confinement, Terminal  Confinement, Terminal  Confinement, Terminal       N/A
Waivers                  Illness, Unemployment  Illness, Unemployment  Illness, Unemployment

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

DCA FIXED ACCOUNT OPTION

                                                     Advisor Preferred
                                  ---------------------------------------------------
                                       5-YEAR             3-YEAR
                                  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE  NO WITHDRAWAL
                      Advisor          OPTION             OPTION        CHARGE OPTION
                   ------------------------------------------------------------------
TRANSFER PERIODS    3 to 6 month     3 to 6 month       3 to 6 month         N/A
                   7 to 12 month    7 to 12 month      7 to 12 month         N/A

STANDARD FIXED ACCOUNT OPTION (SOME OPTIONS NOT AVAILABLE IN ALL STATES)

                                                     Advisor Preferred
                                  -------------------------------------------------------
                                       5-YEAR             3-YEAR               NO
                                  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE
                      Advisor          OPTION             OPTION             OPTION
                   ----------------------------------------------------------------------
GUARANTEE PERIODS      1-year            N/A                N/A                N/A
                       3-year*           N/A                N/A                N/A
                       5-year*           N/A                N/A                N/A
                       7-year*           N/A                N/A                N/A

MVA FIXED ACCOUNT OPTION (NOT AVAILABLE IN ALL STATES)**

                                                     Advisor Preferred
                                  -------------------------------------------------------
                                       5-YEAR             3-YEAR               NO
                                  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE
                      Advisor          OPTION             OPTION             OPTION
                   ----------------------------------------------------------------------
GUARANTEE PERIODS      3-year           3-year             3-year             3-year
                       5-year           5-year             5-year             5-year
                       7-year           7-year             7-year             7-year
                      10-year          10-year            10-year            10-year

* Available only in states in which the MVA Fixed Account Option is not offered.

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account Options are offered.

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APPENDIX B - MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the term length of the Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J = the Treasury Rate for a maturity equal to the term length of the Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").

N = the number of whole and partial years from the Market Value Adjustment Date to the expiration of the term length of the Market Value Adjusted Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

.9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000 allocated to a Market Value Adjusted Fixed Guarantee
                  Period Account

Guarantee Period: 5 years
Interest Rate:    4.50%
Full Withdrawal:  End of Contract Year 3
Contract:         Allstate Advisor*

                  EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at End of Contract Year 3:   = $10,000.00 X (1.045) /3/ = $11,411.66

Step 2: Calculate the Free  Withdrawal Amount:                = .15 X $10,000 = $1500

Step 3: Calculate the Withdrawal Charge:                      = .06 X ($10,000 - $1,500) = $510

Step 4: Calculate the Market Value  Adjustment:               I = 4.50%
                                                              J = 4.20%
                                                                   730 DAYS
                                                              N = ---------   =   2
                                                                   365 DAYS
                                                              Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                              = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                                              Market Value Adjustment = Market Value Adjustment Factor X
                                                              Amount Subject To Market Value Adjustment:
                                                              = .0009 X $11,411.66 = $10.27

Step 5: Calculate the amount received by Contract owner as a  = $11,411.66 - $510 + $10.27 = $10,911.93 result of full withdrawal at the end of Contract Year 3:

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EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Contract Value at End of Contract Year 3:   = $10,000.00 X (1.045) /3/ = $11,411.66

Step 2: Calculate The Free Withdrawal Amount:                 = .15 X $10,000 = $1,500

Step 3: Calculate the Withdrawal Charge:                      = 0.06 X ($10,000 - $1,500) = $510

Step 4: Calculate the Market Value Adjustment:                I  =   4.50%
                                                              J  =   4.80%
                                                                      730 DAYS
                                                              N  =   ---------   =   2
                                                                      365 DAYS
                                                              Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                              = .9 X [(.045 - (.048 + .0025)]  X (2) = -.0099
                                                              Market Value Adjustment = Market Value Adjustment Factor X
                                                              Amount Subject To Market Value Adjustment:
                                                              = -.0099 X $11,411.66 = -$112.98

Step 5: Calculate the amount received by Contract owner as a  = $11,411.66 - $510 -  $112.98 = $10,788.68 result of full withdrawal at the end of Contract Year 3:

* These examples assume the election of the ALLSTATE ADVISOR CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the ALLSTATE ADVISOR PREFERRED CONTRACT, which has different expenses and withdrawal charges.

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APPENDIX C

EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

Adjusted age of Annuitant on the Payout Start Date:                       65
Sex of Annuitant:                                                        male
Income Plan selected:                                                      1
Payment frequency:                                                     monthly
Amount applied to variable income payments under the Income Plan:    $100,000.00

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate: 3% Guaranteed minimum variable income 85% of the initial variable amount income payment: value

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

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APPENDIX D

WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000

                                                                           Income Benefit Amount
                                                                        ---------------------------
                                Beginning                   Contract      Maximum
                Type of          Contract   Transaction   Value After   Anniversary        5%
 Date         Occurrence          Value        Amount      Occurrence      Value      Roll-Up Value
---------------------------------------------------------------------------------------------------
1/1/04   Contract Anniversary    $55,000           --       $55,000       $55,000        $52,500
7/1/04    Partial Withdrawal     $60,000      $15,000       $45,000       $41,250        $40,176

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
Partial Withdrawal Amount                                                      (a)         $15,000
Contract Value Immediately Prior to Partial Withdrawal                         (b)         $60,000
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal         (c)         $55,000
Withdrawal Adjustment                                                     [(a)/(b)]*(c)    $13,750
Adjusted Income Benefit                                                                    $41,250

5% ROLL-UP VALUE INCOME BENEFIT**
Total Partial Withdrawal Amount                                                (a)         $15,000
STEP I - DOLLAR FOR DOLLAR PORTION
Contract Value Immediately Prior to Partial Withdrawal                         (b)         $60,000
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal
(assumes 181 days worth of interest on $52,500)                                (c)         $53,786
Partial Withdrawal Amount
(Corridor = 5% of Roll-Up Value on 1/1/04)                                     (d)         $ 2,625
Dollar for Dollar Withdrawal Adjustment
(discounted for a half year's worth of interest)                        (e)=(d)*1.05^-0.5  $ 2,562
Contract Value After Step 1                                               (b')=(b)-(d)     $57,375
Adjusted Income Benefit After Step 1                                      (c')=(c)-(e)     $51,224
STEP 2 - PROPORTIONAL PORTION
Partial Withdrawal Amount                                                 (a')=(a)-(d)     $12,375
Proportional Adjustment                                                  (a')/(b')*(c')    $11,048
Contract Value After Step 2                                                 (b')-(a')      $45,000
Adjusted Income Benefit After Step 2                                                       $40,176

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

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APPENDIX E

WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                                 Death Benefit Amount
                                                                          ------------------------------------
                                  Beginning                  Contract     Purchase     Maximum       Enhanced
                 Type of          Contract    Transaction   Value After    Payment   Anniversary   Beneficiary
  Date          Occurrence          Value        Amount     Occurrence      Value       Value         Value
--------------------------------------------------------------------------------------------------------------
1/1/2008   Contract Anniversary    $55,000          --       $55,000     $50,000      $55,000       $52,500
7/1/2008    Partial Withdrawal     $60,000     $15,000       $45,000     $37,500      $41,250       $40,339

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
Partial Withdrawal Amount                                                    (a)       $15,000
Contract Value Immediately Prior to Partial Withdrawal                       (b)       $60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal        (c)       $50,000
Withdrawal Adjustment                                                   [(a)/(b)]*(c)  $12,500
Adjusted Death Benefit                                                                 $37,500
MAV DEATH BENEFIT
Partial Withdrawal Amount                                                    (a)       $15,000
Contract Value Immediately Prior to Partial Withdrawal                       (b)       $60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal        (c)       $55,000
Withdrawal Adjustment                                                   [(a)/(b)]*(c)  $13,750
Adjusted Death Benefit                                                                 $41,250
ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT
Partial Withdrawal Amount                                                    (a)       $15,000
Contract Value Immediately Prior to Partial Withdrawal                       (b)       $60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal
(assumes 181 days worth of interest on $52,500)                              (c)       $53,786
Withdrawal Adjustment                                                   [(a)/(b)]*(c)  $13,446
Adjusted Death Benefit                                                                 $40,339

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

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APPENDIX F

CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                = $0
Purchase Payments in the 12 months prior to
 death                                        = $0
In-Force Premium                              = $100,000
                                                 ($100,000 + $0 - $0)
In-Force Earnings                             = $25,000
                                                 ($125,000 - $100,000)
EARNINGS PROTECTION DEATH BENEFIT**           = 40% * $25,000 = $10,000

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     = $5,000
                                                      ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $95,000
                                                      ($100,000+$0-$5,000)
In-Force Earnings                                  = $19,000
                                                      ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 40%*$19,000=$7,600

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

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EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     = $30,000
                                                      ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $120,000
                                                      ($110,000+$40,000-$30,000)
In-Force Earnings                                  = $20,000
                                                      ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

** If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and Maximum Anniversary Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     = $0
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $100,000
                                                      ($100,000+$0-$0)
In-Force Earnings                                  = $50,000
                                                      ($150,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 40%*$50,000=$20,000
Contract Value                                     = $150,000
Death Benefit                                      = $160,000
Earnings Protection Death Benefit                  = $20,000
Continuing Contract Value                          = $180,000
                                                      ($160,000+$20,000)

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is

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continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

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APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*

RIDER DATE: JANUARY 2, 2005

INITIAL PURCHASE PAYMENT: $50,000

INITIAL BENEFIT BASE: $50,000

               Type of          Beginning Contract   Transaction    Contract Value
 Date         Occurrence               Value            Amount     After Occurrence   Benefit Base
--------------------------------------------------------------------------------------------------
1/2/06   Contract Anniversary         $55,000               --         $55,000          $50,000
7/2/06    Partial Withdrawal          $60,000          $15,000         $45,000          $37,500

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

BENEFIT BASE
Partial Withdrawal Amount                                            (a)        $15,000
Contract Value Immediately Prior to Partial Withdrawal               (b)        $60,000
Value of Benefit Base Immediately Prior to Partial Withdrawal        (c)        $50,000
Withdrawal Adjustment                                           [(a)/(b)]*(c)   $12,500
Adjusted Benefit Base                                                           $37,500

* For the purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

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APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000). The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation:

the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000. The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000-$25,000))=$8,000 There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation:

the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula:

the lesser of ($8,000) and ((8% x ($60,000-$5,000))=$4,400. The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

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The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200). The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

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APPENDIX I- SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation:

the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

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Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation:

the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula:

the lesser of ($8,000) and ((8% X ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

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The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

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APPENDIX J- SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES

Example 1: Assume you purchase an Allstate Advisor Variable Annuity contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

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Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation:

the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000)=$3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

106 PROSPECTUS

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation:

the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000)=$3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation:

the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula:

the lesser of ($4,000) and (4% X $55,000)=$2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

107 PROSPECTUS

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

108 PROSPECTUS

APPENDIX K- ACCUMULATION UNIT VALUES

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contract us at 1-800-203-0068 to obtain a copy of the Statement of Additional Information.

ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.10% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.749  $ 11.327  $ 11.081
 Accumulation Unit Value, End of Period                                $10.749  $ 11.327  $ 11.081  $ 12.123
 Number of Units Outstanding, End of Period                              2,073    11,497    11,274    12,680
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.356  $ 12.813  $ 13.790
 Accumulation Unit Value, End of Period                                $11.356  $ 12.813  $ 13.790  $ 15.817
 Number of Units Outstanding, End of Period                              4,346    14,479    17,044    17,290
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.262  $ 12.818  $ 13.127
 Accumulation Unit Value, End of Period                                $11.262  $ 12.818  $ 13.127  $ 15.869
 Number of Units Outstanding, End of Period                                  0     3,813     3,884     4,114
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.438  $ 13.189  $ 14.884
 Accumulation Unit Value, End of Period                                $11.438  $ 13.189  $ 14.884  $ 16.267
 Number of Units Outstanding, End of Period                              5,312     8,657     9,168     9,538
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.233  $ 14.996  $ 16.564
 Accumulation Unit Value, End of Period                                $12.233  $ 14.996  $ 16.564  $ 18.985
 Number of Units Outstanding, End of Period                              1,982    12,820    17,258    19,799
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.291
 Number of Units Outstanding, End of Period                                 --        --        --    62,580

109 PROSPECTUS

Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.483
 Number of Units Outstanding, End of Period                                 --        --        --    18,112
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.513
 Number of Units Outstanding, End of Period                                 --        --        --    10,459
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.522
 Number of Units Outstanding, End of Period                                 --        --        --     2,393
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.373
 Number of Units Outstanding, End of Period                                 --        --        --     9,360
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.766
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.846
 Number of Units Outstanding, End of Period                                 --        --        --     4,280
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.899
 Number of Units Outstanding, End of Period                                 --        --        --     8,115
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.851  $ 13.475  $ 14.713  $ 15.034
 Accumulation Unit Value, End of Period                                $13.475  $ 14.713  $ 15.034  $ 17.328
 Number of Units Outstanding, End of Period                             19,258    91,878   121,852   140,550
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.263  $ 11.297
 Accumulation Unit Value, End of Period                                     --  $ 11.263  $ 11.297  $ 13.185
 Number of Units Outstanding, End of Period                                 --    36,695   238,778   363,937
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.533  $ 10.508
 Accumulation Unit Value, End of Period                                     --  $ 10.533  $ 10.508  $ 11.503
 Number of Units Outstanding, End of Period                                 --    19,883    52,660    76,907
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.508  $ 14.653  $ 17.899  $ 19.217
 Accumulation Unit Value, End of Period                                $14.653  $ 17.899  $ 19.217  $ 22.191
 Number of Units Outstanding, End of Period                              6,008    30,266    42,724    49,578
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.274  $ 10.385
 Accumulation Unit Value, End of Period                                     --  $ 10.274  $ 10.385  $ 10.664
 Number of Units Outstanding, End of Period                                 --    26,530    45,396    55,428
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 11.041
 Number of Units Outstanding, End of Period                                 --        --        --     4,832
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.428  $ 12.765  $ 14.192  $ 15.488
 Accumulation Unit Value, End of Period                                $12.765  $ 14.192  $ 15.488  $ 18.099
 Number of Units Outstanding, End of Period                             11,247    93,951   175,870   208,410

110 PROSPECTUS

FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.323  $ 16.979  $ 20.902  $ 26.292
 Accumulation Unit Value, End of Period                                $16.979  $ 20.902  $ 26.292  $ 33.244
 Number of Units Outstanding, End of Period                                384     4,722     9,019    12,236
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.618  $ 13.683  $ 16.009  $ 17.410
 Accumulation Unit Value, End of Period                                $13.683  $ 16.009  $ 17.410  $ 20.872
 Number of Units Outstanding, End of Period                              3,281    22,173    79,063   105,367
Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.920  $ 11.529
 Accumulation Unit Value, End of Period                                     --  $ 10.920  $ 11.529  $ 13.047
 Number of Units Outstanding, End of Period                                 --     2,505     8,154    10,663
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.370  $ 10.371
 Accumulation Unit Value, End of Period                                     --  $ 10.370  $ 10.371  $ 11.192
 Number of Units Outstanding, End of Period                                 --    10,261    19,485    27,740
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.904  $ 11.114
 Accumulation Unit Value, End of Period                                     --  $ 10.904  $ 11.114  $ 12.866
 Number of Units Outstanding, End of Period                                 --     8,652    38,241    73,155
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.153  $ 11.518
 Accumulation Unit Value, End of Period                                     --  $ 11.153  $ 11.518  $ 12.268
 Number of Units Outstanding, End of Period                                 --     9,878    19,719    24,154
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.136  $ 11.896
 Accumulation Unit Value, End of Period                                     --  $ 11.136  $ 11.896  $ 13.179
 Number of Units Outstanding, End of Period                                 --     7,818    22,310    31,595
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.053  $ 13.176  $ 14.280  $ 14.614
 Accumulation Unit Value, End of Period                                $13.176  $ 14.280  $ 14.614  $ 15.992
 Number of Units Outstanding, End of Period                              7,178    53,108    61,320    60,538
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.115  $ 12.323  $ 12.968  $ 13.424
 Accumulation Unit Value, End of Period                                $12.323  $ 12.968  $ 13.424  $ 14.269
 Number of Units Outstanding, End of Period                             13,298    39,477    87,943   108,136
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.118  $ 10.221
 Accumulation Unit Value, End of Period                                     --  $ 10.118  $ 10.221  $ 10.587
 Number of Units Outstanding, End of Period                                 --     2,979    11,046    31,731
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.823  $ 14.323  $ 16.808  $ 18.924
 Accumulation Unit Value, End of Period                                $14.323  $ 16.808  $ 18.924  $ 21.924
 Number of Units Outstanding, End of Period                              3,710    15,213    18,532    19,698
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.246  $ 13.039  $ 13.995  $ 14.092
 Accumulation Unit Value, End of Period                                $13.039  $ 13.995  $ 14.092  $ 15.194
 Number of Units Outstanding, End of Period                              3,104    36,988    51,530    60,120
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.504  $ 12.713  $ 13.696  $ 14.296
 Accumulation Unit Value, End of Period                                $12.713  $ 13.696  $ 14.296  $ 16.195
 Number of Units Outstanding, End of Period                              4,075    77,828    99,260   107,767
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.695  $ 14.755  $ 17.358  $ 18.799
 Accumulation Unit Value, End of Period                                $14.755  $ 17.358  $ 18.799  $ 21.278
 Number of Units Outstanding, End of Period                              2,464    28,649    52,533    61,366

111 PROSPECTUS

Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.282  $ 12.468  $ 14.698  $ 16.248
 Accumulation Unit Value, End of Period                                $12.468  $ 14.698  $ 16.248  $ 16.472
 Number of Units Outstanding, End of Period                              2,972    14,766    29,855    42,659
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.496  $ 12.213  $ 13.072  $ 13.224
 Accumulation Unit Value, End of Period                                $12.213  $ 13.072  $ 13.224  $ 13.998
 Number of Units Outstanding, End of Period                             10,834   101,918   149,231   175,264
Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.631  $ 12.510  $ 13.473  $ 14.227
 Accumulation Unit Value, End of Period                                $12.510  $ 13.473  $ 14.227  $ 15.850
 Number of Units Outstanding, End of Period                                 90       758     2,993     4,525
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.266  $ 13.589  $ 14.904  $ 15.482
 Accumulation Unit Value, End of Period                                $13.589  $ 14.904  $ 15.482  $ 17.714
 Number of Units Outstanding, End of Period                              2,429     5,716     8,351    11,258
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.035  $ 11.373  $ 12.026  $ 13.438
 Accumulation Unit Value, End of Period                                $11.373  $ 12.026  $ 13.438  $ 13.636
 Number of Units Outstanding, End of Period                                173     2,926     4,443     5,622
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.454  $ 13.428  $ 14.652  $ 14.911
 Accumulation Unit Value, End of Period                                $13.428  $ 14.652  $ 14.911  $ 16.269
 Number of Units Outstanding, End of Period                                350    14,873    27,417    32,729
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.514  $ 10.507  $ 10.832  $ 10.945
 Accumulation Unit Value, End of Period                                $10.507  $ 10.832  $ 10.945  $ 11.292
 Number of Units Outstanding, End of Period                              4,742    19,067    36,943    47,355
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.502  $ 13.465  $ 15.444  $ 17.105
 Accumulation Unit Value, End of Period                                $13.465  $ 15.444  $ 17.105  $ 21.566
 Number of Units Outstanding, End of Period                                135     1,836     6,571    12,890
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.838  $ 13.072  $ 14.535  $ 15.611
 Accumulation Unit Value, End of Period                                $13.072  $ 14.535  $ 15.611  $ 17.558
 Number of Units Outstanding, End of Period                                329     1,359     1,606     2,177
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.956  $  9.914  $  9.851  $  9.970
 Accumulation Unit Value, End of Period                                $ 9.914  $  9.851  $  9.970  $ 10.274
 Number of Units Outstanding, End of Period                              1,651    34,280    45,925    61,161
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.478  $ 13.580  $ 14.787  $ 16.056
 Accumulation Unit Value, End of Period                                $13.580  $ 14.787  $ 16.056  $ 17.206
 Number of Units Outstanding, End of Period                                726     3,714     2,619     2,522
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.840  $ 14.664  $ 16.708  $ 17.465
 Accumulation Unit Value, End of Period                                $14.664  $ 16.708  $ 17.465  $ 20.001
 Number of Units Outstanding, End of Period                                  0     2,459     5,666    10,718
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.091  $ 13.177  $ 13.990  $ 14.502
 Accumulation Unit Value, End of Period                                $13.177  $ 13.990  $ 14.502  $ 15.935
 Number of Units Outstanding, End of Period                                  0     2,430     2,189     2,201
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.490  $ 12.158  $ 12.986  $ 13.332
 Accumulation Unit Value, End of Period                                $12.158  $ 12.986  $ 13.332  $ 14.729
 Number of Units Outstanding, End of Period                                752    15,384    27,840    28,124

112 PROSPECTUS

Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.769  $ 14.145  $ 16.978  $ 18.197
 Accumulation Unit Value, End of Period                                $14.145  $ 16.978  $ 18.197  $ 22.819
 Number of Units Outstanding, End of Period                                187     1,374     1,179     1,136
Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.550  $ 13.646  $ 15.976  $ 17.687
 Accumulation Unit Value, End of Period                                $13.646  $ 15.976  $ 17.687  $ 18.411
 Number of Units Outstanding, End of Period                                400     2,022     2,576     2,795
Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.661  $ 12.475  $ 12.934  $ 13.494
 Accumulation Unit Value, End of Period                                $12.475  $ 12.934  $ 13.494  $ 14.045
 Number of Units Outstanding, End of Period                              3,962    16,384    23,818    23,983
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.153  $ 12.233
 Accumulation Unit Value, End of Period                                     --  $ 11.153  $ 12.233  $ 12.670
 Number of Units Outstanding, End of Period                                 --     3,279     4,772     4,811
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.366  $ 11.681
 Accumulation Unit Value, End of Period                                     --  $ 11.366  $ 11.681  $ 13.381
 Number of Units Outstanding, End of Period                                 --    25,133    62,429    67,470
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.136  $ 11.811  $ 12.448  $ 13.227
 Accumulation Unit Value, End of Period                                $11.811  $ 12.448  $ 13.227  $ 13.399
 Number of Units Outstanding, End of Period                              2,236    12,034    14,984    15,927
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.891  $ 13.437  $ 15.137  $ 16.394
 Accumulation Unit Value, End of Period                                $13.437  $ 15.137  $ 16.394  $ 18.769
 Number of Units Outstanding, End of Period                              2,729    18,865    23,632    29,013
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.925  $ 10.036
 Accumulation Unit Value, End of Period                                $10.000  $  9.925  $ 10.036  $ 10.319
 Number of Units Outstanding, End of Period                                  0    73,330    79,438    93,283
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.736  $ 13.960  $ 15.169  $ 16.791
 Accumulation Unit Value, End of Period                                $13.960  $ 15.169  $ 16.791  $ 18.365
 Number of Units Outstanding, End of Period                                107    14,258    15,431    18,937
Van Kampen UIF Equity and Income, Class II Sub-Account/ (4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.989  $ 11.648
 Accumulation Unit Value, End of Period                                     --  $ 10.989  $ 11.648  $ 12.945
 Number of Units Outstanding, End of Period                                 --    12,926    19,278    22,786
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.760  $ 12.265
 Accumulation Unit Value, End of Period                                     --  $ 10.760  $ 12.265  $ 12.569
 Number of Units Outstanding, End of Period                                 --       480     3,737     3,931
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 11.131  $ 12.304
 Accumulation Unit Value, End of Period                                $10.000  $ 11.131  $ 12.304  $ 14.758
 Number of Units Outstanding, End of Period                                  0     4,885    11,534    23,713
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.853
 Number of Units Outstanding, End of Period                                 --        --        --     1,041
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.125  $ 13.621  $ 15.993  $ 17.821
 Accumulation Unit Value, End of Period                                $13.621  $ 15.993  $ 17.821  $ 19.674
 Number of Units Outstanding, End of Period                                 43     3,787     4,364     4,498

113 PROSPECTUS

Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.323  $ 12.535
 Accumulation Unit Value, End of Period                                     --  $ 11.323  $ 12.535  $ 14.926
 Number of Units Outstanding, End of Period                                 --    22,127    24,381    26,548
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.657  $ 14.601  $ 19.611  $ 22.602
 Accumulation Unit Value, End of Period                                $14.601  $ 19.611  $ 22.602  $ 30.715
 Number of Units Outstanding, End of Period                                114    27,144    30,274    28,872

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments. If you invested in this Variable Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

114 PROSPECTUS

ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.00% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,              2003      2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.704  $ 11.176  $ 10.834
 Accumulation Unit Value, End of Period                                $10.704  $ 11.176  $ 10.834  $ 11.745
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Relative Value Sub-Account/(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.308  $ 12.643  $ 13.483
 Accumulation Unit Value, End of Period                                $11.308  $ 12.643  $ 13.483  $ 15.325
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.215  $ 12.647  $ 12.835
 Accumulation Unit Value, End of Period                                $11.215  $ 12.647  $ 12.835  $ 15.374
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.390  $ 13.014  $ 14.553
 Accumulation Unit Value, End of Period                                $11.390  $ 13.014  $ 14.553  $ 15.760
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.181  $ 14.796  $ 16.196
 Accumulation Unit Value, End of Period                                $12.181  $ 14.796  $ 16.196  $ 18.393
 Number of Units Outstanding, End of Period                                  0         0         0         0
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.228
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.419
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.448
 Number of Units Outstanding, End of Period                                 --        --        --         0

115 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.457
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.310
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.706
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.779
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.838
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.784  $ 13.341  $ 14.434  $ 14.615
 Accumulation Unit Value, End of Period                                $13.341  $ 14.434  $ 14.615  $ 16.691
 Number of Units Outstanding, End of Period                                  0         0       274       274
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.194  $ 11.126
 Accumulation Unit Value, End of Period                                     --  $ 11.194  $ 11.126  $ 12.868
 Number of Units Outstanding, End of Period                                 --         0       240       240
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.509  $ 10.389
 Accumulation Unit Value, End of Period                                     --  $ 10.509  $ 10.389  $ 11.269
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.436  $ 14.507  $ 17.559  $ 18.682
 Accumulation Unit Value, End of Period                                $14.507  $ 17.559  $ 18.682  $ 21.377
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.211  $ 10.228
 Accumulation Unit Value, End of Period                                     --  $ 10.211  $ 10.228  $ 10.406
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.974
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.363  $ 12.638  $ 13.923  $ 15.057
 Accumulation Unit Value, End of Period                                $12.638  $ 13.923  $ 15.057  $ 17.435
 Number of Units Outstanding, End of Period                                  0         0       373       373
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.247  $ 16.810  $ 20.505  $ 25.559
 Accumulation Unit Value, End of Period                                $16.810  $ 20.505  $ 25.559  $ 32.024
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.551  $ 13.547  $ 15.705  $ 16.925
 Accumulation Unit Value, End of Period                                $13.547  $ 15.705  $ 16.925  $ 20.105
 Number of Units Outstanding, End of Period                                  0         0       170       170

116 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.895  $ 11.398
 Accumulation Unit Value, End of Period                                     --  $ 10.895  $ 11.398  $ 12.782
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.347  $ 10.253
 Accumulation Unit Value, End of Period                                     --  $ 10.347  $ 10.253  $ 10.965
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.880  $ 10.988
 Accumulation Unit Value, End of Period                                     --  $ 10.880  $ 10.988  $ 12.604
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.127  $ 11.388
 Accumulation Unit Value, End of Period                                     --  $ 11.127  $ 11.388  $ 12.018
 Number of Units Outstanding, End of Period                                 --         0       244       244
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.110  $ 11.761
 Accumulation Unit Value, End of Period                                     --  $ 11.110  $ 11.761  $ 12.912
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.984  $ 13.045  $ 14.009  $ 14.206
 Accumulation Unit Value, End of Period                                $13.045  $ 14.009  $ 14.206  $ 15.405
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.095  $ 12.248  $ 12.772  $ 13.100
 Accumulation Unit Value, End of Period                                $12.248  $ 12.772  $ 13.100  $ 13.799
 Number of Units Outstanding, End of Period                                  0         0       208       208
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.095  $ 10.105
 Accumulation Unit Value, End of Period                                     --  $ 10.095  $ 10.105  $ 10.371
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.756  $ 14.181  $ 16.489  $ 18.397
 Accumulation Unit Value, End of Period                                $14.181  $ 16.489  $ 18.397  $ 21.119
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.176  $ 12.909  $ 13.729  $ 13.698
 Accumulation Unit Value, End of Period                                $12.909  $ 13.729  $ 13.698  $ 14.636
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.438  $ 12.586  $ 13.437  $ 13.898
 Accumulation Unit Value, End of Period                                $12.586  $ 13.437  $ 13.898  $ 15.601
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.622  $ 14.608  $ 17.029  $ 18.275
 Accumulation Unit Value, End of Period                                $14.608  $ 17.029  $ 18.275  $ 20.496
 Number of Units Outstanding, End of Period                                  0         0       242       242
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.212  $ 12.344  $ 14.419  $ 15.795
 Accumulation Unit Value, End of Period                                $12.344  $ 14.419  $ 15.795  $ 15.867
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.431  $ 12.091  $ 12.824  $ 12.855
 Accumulation Unit Value, End of Period                                $12.091  $ 12.824  $ 12.855  $ 13.484
 Number of Units Outstanding, End of Period                                  0         0         0         0

117 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.565  $ 12.385  $ 13.218  $ 13.831
 Accumulation Unit Value, End of Period                                $12.385  $ 13.218  $ 13.831  $ 15.268
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.196  $ 13.454  $ 14.621  $ 15.050
 Accumulation Unit Value, End of Period                                $13.454  $ 14.621  $ 15.050  $ 17.064
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $10.972  $ 11.260  $ 11.798  $ 13.063
 Accumulation Unit Value, End of Period                                $11.260  $ 11.798  $ 13.063  $ 13.135
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.383  $ 13.294  $ 14.374  $ 14.495
 Accumulation Unit Value, End of Period                                $13.294  $ 14.374  $ 14.495  $ 15.671
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.453  $ 10.403  $ 10.626  $ 10.639
 Accumulation Unit Value, End of Period                                $10.403  $ 10.626  $ 10.639  $ 10.877
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.436  $ 13.331  $ 15.151  $ 16.628
 Accumulation Unit Value, End of Period                                $13.331  $ 15.151  $ 16.628  $ 20.774
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.770  $ 12.942  $ 14.259  $ 15.176
 Accumulation Unit Value, End of Period                                $12.942  $ 14.259  $ 15.176  $ 16.913
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.899  $  9.815  $  9.664  $  9.692
 Accumulation Unit Value, End of Period                                $ 9.815  $  9.664  $  9.692  $  9.897
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.407  $ 13.445  $ 14.506  $ 15.609
 Accumulation Unit Value, End of Period                                $13.445  $ 14.506  $ 15.609  $ 16.574
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.767  $ 14.518  $ 16.391  $ 16.978
 Accumulation Unit Value, End of Period                                $14.518  $ 16.391  $ 16.978  $ 19.267
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.022  $ 13.046  $ 13.725  $ 14.098
 Accumulation Unit Value, End of Period                                $13.046  $ 13.725  $ 14.098  $ 15.350
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.424  $ 12.037  $ 12.740  $ 12.960
 Accumulation Unit Value, End of Period                                $12.037  $ 12.740  $ 12.960  $ 14.188
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.696  $ 14.004  $ 16.656  $ 17.690
 Accumulation Unit Value, End of Period                                $14.004  $ 16.656  $ 17.690  $ 21.981
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.478  $ 13.510  $ 15.673  $ 17.194
 Accumulation Unit Value, End of Period                                $13.510  $ 15.673  $ 17.194  $ 17.735
 Number of Units Outstanding, End of Period                                  0         0         0         0

118 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.594  $ 12.351  $ 12.688  $ 13.118
 Accumulation Unit Value, End of Period                                $12.351  $ 12.688  $ 13.118  $ 13.529
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.084  $ 12.047
 Accumulation Unit Value, End of Period                                     --  $ 11.084  $ 12.047  $ 12.364
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.297  $ 11.505
 Accumulation Unit Value, End of Period                                     --  $ 11.297  $ 11.505  $ 13.059
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.072  $ 11.693  $ 12.212  $ 12.858
 Accumulation Unit Value, End of Period                                $11.693  $ 12.212  $ 12.858  $ 12.907
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.823  $ 13.304  $ 14.850  $ 15.937
 Accumulation Unit Value, End of Period                                $13.304  $ 14.850  $ 15.937  $ 18.080
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.835  $  9.854
 Accumulation Unit Value, End of Period                                $10.000  $  9.835  $  9.854  $ 10.040
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.664  $ 13.821  $ 14.881  $ 16.322
 Accumulation Unit Value, End of Period                                $13.821  $ 14.881  $ 16.322  $ 17.691
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.922  $ 11.472
 Accumulation Unit Value, End of Period                                     --  $ 10.922  $ 11.472  $ 12.633
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.694  $ 12.080
 Accumulation Unit Value, End of Period                                     --  $ 10.694  $ 12.080  $ 12.266
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 11.030  $ 12.081
 Accumulation Unit Value, End of Period                                $10.000  $ 11.030  $ 12.081  $ 14.359
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Mid Cap Growth, Class II Sub-Account/(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.793
 Number of Units Outstanding, End of Period                                 --        --        --         0
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.103  $ 13.538  $ 15.751  $ 17.392
 Accumulation Unit Value, End of Period                                $13.538  $ 15.751  $ 17.392  $ 19.025
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.254  $ 12.345
 Accumulation Unit Value, End of Period                                     --  $ 11.254  $ 12.345  $ 14.566
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.584  $ 14.455  $ 19.239  $ 21.972
 Accumulation Unit Value, End of Period                                $14.455  $ 19.239  $ 21.972  $ 29.588
 Number of Units Outstanding, End of Period                                  0         0       134       134

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

119 PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

120 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.40% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.734  $ 11.277  $ 10.998
 Accumulation Unit Value, End of Period                                $10.734  $ 11.277  $ 10.998  $ 11.996
 Number of Units Outstanding, End of Period                              4,938    13,882    15,389    12,236
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.341  $ 12.756  $ 13.687
 Accumulation Unit Value, End of Period                                $11.341  $ 12.756  $ 13.687  $ 15.652
 Number of Units Outstanding, End of Period                                507    12,800    13,593    14,429
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.247  $ 12.761  $ 13.029
 Accumulation Unit Value, End of Period                                $11.247  $ 12.761  $ 13.029  $ 15.703
 Number of Units Outstanding, End of Period                                  0     9,125     9,157     8,998
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.422  $ 13.131  $ 14.773
 Accumulation Unit Value, End of Period                                $11.422  $ 13.131  $ 14.773  $ 16.097
 Number of Units Outstanding, End of Period                                  0     3,708     3,658     3,668
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.215  $ 14.929  $ 16.441
 Accumulation Unit Value, End of Period                                $12.215  $ 14.929  $ 16.441  $ 18.786
 Number of Units Outstanding, End of Period                                734     6,053     7,215     7,363
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.270
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.462
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.491
 Number of Units Outstanding, End of Period                                 --        --        --         0

121 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.500
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.352
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.746
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.824
 Number of Units Outstanding, End of Period                                 --        --        --       672
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.879
 Number of Units Outstanding, End of Period                                 --        --        --       341
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.825  $ 13.425  $ 14.614  $ 14.888
 Accumulation Unit Value, End of Period                                $13.425    14.614  $ 14.888  $ 17.107
 Number of Units Outstanding, End of Period                              2,690    18,565    27,125    27,070
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.240  $ 11.240
 Accumulation Unit Value, End of Period                                     --  $ 11.240  $ 11.240  $ 13.079
 Number of Units Outstanding, End of Period                                 --       224     7,312    15,839
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.525  $ 10.468
 Accumulation Unit Value, End of Period                                     --  $ 10.525  $ 10.468  $ 11.425
 Number of Units Outstanding, End of Period                                 --       388     1,445     2,766
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.479  $ 14.599  $ 17.778  $ 19.031
 Accumulation Unit Value, End of Period                                $14.599  $ 17.778  $ 19.031  $ 21.909
 Number of Units Outstanding, End of Period                                557     2,528     2,821     3,038
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.253  $ 10.333
 Accumulation Unit Value, End of Period                                     --  $ 10.253  $ 10.333  $ 10.577
 Number of Units Outstanding, End of Period                                 --         0       321       718
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 11.019
 Number of Units Outstanding, End of Period                                 --        --        --       316
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.402  $ 12.718  $ 14.097  $ 15.338
 Accumulation Unit Value, End of Period                                $12.718  $ 14.097  $ 15.338  $ 17.869
 Number of Units Outstanding, End of Period                              6,143    22,288    28,316    26,607
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.293  $ 16.917  $ 20.762  $ 26.037
 Accumulation Unit Value, End of Period                                $16.917  $ 20.762  $ 26.037  $ 32.822
 Number of Units Outstanding, End of Period                                 37       164       822       964
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.591  $ 13.633  $ 15.902  $ 17.241
 Accumulation Unit Value, End of Period                                $13.633  $ 15.902  $ 17.241  $ 20.606
 Number of Units Outstanding, End of Period                              1,488     6,270    10,083     8,674

122 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.912  $ 11.485
 Accumulation Unit Value, End of Period                                     --  $ 10.912  $ 11.485  $ 12.958
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.363  $ 10.332
 Accumulation Unit Value, End of Period                                     --  $ 10.363  $ 10.332  $ 11.116
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.896  $ 11.072
 Accumulation Unit Value, End of Period                                     --  $ 10.896  $ 11.072  $ 12.778
 Number of Units Outstanding, End of Period                                 --         0     1,404     5,397
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.144  $ 11.475
 Accumulation Unit Value, End of Period                                     --  $ 11.144  $ 11.475  $ 12.184
 Number of Units Outstanding, End of Period                                 --         0       348       330
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.127  $ 11.851
 Accumulation Unit Value, End of Period                                     --  $ 11.127  $ 11.851  $ 13.090
 Number of Units Outstanding, End of Period                                 --       471       733     1,548
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.026  $ 13.128  $ 14.184  $ 14.472
 Accumulation Unit Value, End of Period                                $13.128  $ 14.184  $ 14.472  $ 15.789
 Number of Units Outstanding, End of Period                                130     1,256     1,271     1,688
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.109  $ 12.298  $ 12.903  $ 13.316
 Accumulation Unit Value, End of Period                                $12.298  $ 12.903  $ 13.316  $ 14.111
 Number of Units Outstanding, End of Period                                154     1,320     7,204    10,257
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.110  $ 10.182
 Accumulation Unit Value, End of Period                                     --  $ 10.110  $ 10.182  $ 10.515
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.797  $ 14.270  $ 16.695  $ 18.740
 Accumulation Unit Value, End of Period                                $14.270  $ 16.695  $ 18.740  $ 21.645
 Number of Units Outstanding, End of Period                              1,014     4,200     3,992     4,069
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.219  $ 12.991  $ 13.901  $ 13.955
 Accumulation Unit Value, End of Period                                $12.991  $ 13.901  $ 13.955  $ 15.000
 Number of Units Outstanding, End of Period                                 91     8,566     8,879     8,878
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.478  $ 12.666  $ 13.604  $ 14.157
 Accumulation Unit Value, End of Period                                $12.666  $ 13.604  $ 14.157  $ 15.989
 Number of Units Outstanding, End of Period                              4,343    16,760    15,793    15,738
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.666  $ 14.701  $ 17.242  $ 18.617
 Accumulation Unit Value, End of Period                                $14.701  $ 17.242  $ 18.617  $ 21.007
 Number of Units Outstanding, End of Period                              2,342     4,241     4,382     4,280
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.254  $ 12.422  $ 14.600  $ 16.090
 Accumulation Unit Value, End of Period                                $12.422  $ 14.600  $ 16.090  $ 16.263
 Number of Units Outstanding, End of Period                                146       525       321       359
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.470  $ 12.168  $ 12.984  $ 13.095
 Accumulation Unit Value, End of Period                                $12.168  $ 12.984  $ 13.095  $ 13.820
 Number of Units Outstanding, End of Period                              2,645    16,170    24,924    27,170

123 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.605  $ 12.464  $ 13.383  $ 14.089
 Accumulation Unit Value, End of Period                                $12.464  $ 13.383  $ 14.089  $ 15.649
 Number of Units Outstanding, End of Period                                  0         0         0       135
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.239  $ 13.539  $ 14.804  $ 15.331
 Accumulation Unit Value, End of Period                                $13.539  $ 14.804  $ 15.331  $ 17.489
 Number of Units Outstanding, End of Period                                  0     2,410     2,503     2,931
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.010  $ 11.331  $ 11.945  $ 13.308
 Accumulation Unit Value, End of Period                                $11.331  $ 11.945  $ 13.308  $ 13.462
 Number of Units Outstanding, End of Period                                284     4,700     4,406     3,896
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.426  $ 13.378  $ 14.554  $ 14.766
 Accumulation Unit Value, End of Period                                $13.378  $ 14.554  $ 14.766  $ 16.062
 Number of Units Outstanding, End of Period                                 63     2,312     4,720     5,442
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.490  $ 10.469  $ 10.759  $ 10.838
 Accumulation Unit Value, End of Period                                $10.469  $ 10.759  $ 10.838  $ 11.149
 Number of Units Outstanding, End of Period                                  0     1,134     1,226     1,508
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.475  $ 13.416  $ 15.341  $ 16.939
 Accumulation Unit Value, End of Period                                $13.416  $ 15.341  $ 16.939  $ 21.291
 Number of Units Outstanding, End of Period                                  0       550     1,530     1,929
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.811  $ 13.024  $ 14.437  $ 15.460
 Accumulation Unit Value, End of Period                                $13.024  $ 14.437  $ 15.460  $ 17.334
 Number of Units Outstanding, End of Period                              2,390     2,334     2,339       609
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.934  $  9.878  $  9.785  $  9.873
 Accumulation Unit Value, End of Period                                $ 9.878  $  9.785  $  9.873  $ 10.144
 Number of Units Outstanding, End of Period                                  0     9,403    10,956    13,441
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.450  $ 13.530  $ 14.687  $ 15.900
 Accumulation Unit Value, End of Period                                $13.530  $ 14.687  $ 15.900  $ 16.987
 Number of Units Outstanding, End of Period                                460     2,148     2,096       624
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.811  $ 14.610  $ 16.596  $ 17.296
 Accumulation Unit Value, End of Period                                $14.610  $ 16.596  $ 17.296  $ 19.747
 Number of Units Outstanding, End of Period                                  0         0       728       719
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.064  $ 13.126  $ 13.896  $ 14.361
 Accumulation Unit Value, End of Period                                $13.128  $ 13.896  $ 14.361  $ 15.733
 Number of Units Outstanding, End of Period                                  0     6,467     6,545     6,668
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.464  $ 12.113  $ 12.899  $ 13.202
 Accumulation Unit Value, End of Period                                $12.113  $ 12.899  $ 13.202  $ 14.542
 Number of Units Outstanding, End of Period                              2,559     2,503     3,277       596
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.740  $ 14.093  $ 16.864  $ 18.020
 Accumulation Unit Value, End of Period                                $14.093  $ 16.864  $ 18.020  $ 22.529
 Number of Units Outstanding, End of Period                                189     4,857     4,744     4,211
Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.521  $ 13.596  $ 15.869  $ 17.515
 Accumulation Unit Value, End of Period                                $13.596  $ 15.869  $ 17.515  $ 18.177
 Number of Units Outstanding, End of Period                                710     1,167       997     1,303

124 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.635  $ 12.429  $ 12.847  $ 13.363
 Accumulation Unit Value, End of Period                                $12.429  $ 12.847  $ 13.363  $ 13.866
 Number of Units Outstanding, End of Period                              2,969     3,768     3,742     1,947
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.130  $ 12.171
 Accumulation Unit Value, End of Period                                     --  $ 11.130  $ 12.171  $ 12.567
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.343  $ 11.622
 Accumulation Unit Value, End of Period                                     --  $ 11.343  $ 11.622  $ 13.273
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.111  $ 11.767  $ 12.365  $ 13.098
 Accumulation Unit Value, End of Period                                $11.767  $ 12.365  $ 13.098  $ 13.229
 Number of Units Outstanding, End of Period                                  0     1,047     1,045     1,518
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.864  $ 13.388  $ 15.035  $ 16.235
 Accumulation Unit Value, End of Period                                $13.388  $ 15.035  $ 16.235  $ 18.530
 Number of Units Outstanding, End of Period                                  0       615       615       615
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.895  $  9.975
 Accumulation Unit Value, End of Period                                $10.000  $  9.895  $  9.975  $ 10.226
 Number of Units Outstanding, End of Period                                  0    12,369    13,259    14,072
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.708  $ 13.908  $ 15.067  $ 16.627
 Accumulation Unit Value, End of Period                                $13.908  $ 15.067  $ 16.627  $ 18.131
 Number of Units Outstanding, End of Period                                  0     2,517     3,722     4,727
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.967  $ 11.589
 Accumulation Unit Value, End of Period                                     --  $ 10.967  $ 11.589  $ 12.840
 Number of Units Outstanding, End of Period                                 --     1,674     1,657     1,652
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.738  $ 12.203
 Accumulation Unit Value, End of Period                                     --  $ 10.738  $ 12.203  $ 12.468
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 11.098  $ 12.230
 Accumulation Unit Value, End of Period                                $10.000  $ 11.098  $ 12.230  $ 14.625
 Number of Units Outstanding, End of Period                                  0         0       285       284
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.833
 Number of Units Outstanding, End of Period                                 --        --        --         0
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.118  $ 13.593  $ 15.912  $ 17.677
 Accumulation Unit Value, End of Period                                $13.593  $ 15.912  $ 17.677  $ 19.456
 Number of Units Outstanding, End of Period                                  0       604       604       604
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.300  $ 12.472
 Accumulation Unit Value, End of Period                                     --  $ 11.300  $ 12.472  $ 14.805
 Number of Units Outstanding, End of Period                                 --     1,625     1,539     1,745
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.628  $ 14.547  $ 19.479  $ 22.382
 Accumulation Unit Value, End of Period                                $14.547  $ 19.479  $ 22.382  $ 30.325
 Number of Units Outstanding, End of Period                                617     7,305     7,506     6,148

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

125 PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

126 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.30% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.689  $ 11.126  $ 10.753
 Accumulation Unit Value, End of Period                                $10.689  $ 11.126  $ 10.753  $ 11.621
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.292  $ 12.586  $ 13.382
 Accumulation Unit Value, End of Period                                $11.292  $ 12.586  $ 13.382  $ 15.163
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.199  $ 12.590  $ 12.738
 Accumulation Unit Value, End of Period                                $11.199  $ 12.590  $ 12.738  $ 15.212
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.374  $ 12.956  $ 14.443
 Accumulation Unit Value, End of Period                                $11.374  $ 12.956  $ 14.443  $ 15.594
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.164  $ 14.730  $ 16.074
 Accumulation Unit Value, End of Period                                $12.164  $ 14.730  $ 16.074  $ 18.199
 Number of Units Outstanding, End of Period                                  0         0         0         0
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.207
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.397
 Number of Units Outstanding, End of Period                                 --        --        --         0

127 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.427
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.436
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.289
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.686
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.757
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.818
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.757  $ 13.292  $ 14.336  $ 14.472
 Accumulation Unit Value, End of Period                                $13.292  $ 14.336  $ 14.472  $ 16.477
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.171  $ 11.069
 Accumulation Unit Value, End of Period                                     --  $ 11.171  $ 11.069  $ 12.763
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.501  $ 10.349
 Accumulation Unit Value, End of Period                                     --  $ 10.501  $ 10.349  $ 11.192
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.408  $ 14.453  $ 17.440  $ 18.498
 Accumulation Unit Value, End of Period                                $14.453  $ 17.440  $ 18.498  $ 21.102
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.190  $ 10.176
 Accumulation Unit Value, End of Period                                     --  $ 10.190  $ 10.176  $ 10.322
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.951
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.337  $ 12.591  $ 13.829  $ 14.909
 Accumulation Unit Value, End of Period                                $12.591  $ 13.829  $ 14.909  $ 17.211
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.217  $ 16.748  $ 20.367  $ 25.309
 Accumulation Unit Value, End of Period                                $16.748  $ 20.367  $ 25.309  $ 31.613
 Number of Units Outstanding, End of Period                                  0         0         0         0

128 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.525  $ 13.497  $ 15.599  $ 16.759
 Accumulation Unit Value, End of Period                                $13.497  $ 15.599  $ 16.759  $ 19.847
 Number of Units Outstanding, End of Period                                  0         0         0         0
Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.887  $ 11.355
 Accumulation Unit Value, End of Period                                     --  $ 10.887  $ 11.355  $ 12.694
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.339  $ 10.214
 Accumulation Unit Value, End of Period                                     --  $ 10.339  $ 10.214  $ 10.890
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.871  $ 10.946
 Accumulation Unit Value, End of Period                                     --  $ 10.871  $ 10.946  $ 12.518
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.119  $ 11.344
 Accumulation Unit Value, End of Period                                     --  $ 11.119  $ 11.344  $ 11.936
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.102  $ 11.716
 Accumulation Unit Value, End of Period                                     --  $ 11.102  $ 11.716  $ 12.823
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.957  $ 12.997  $ 13.914  $ 14.067
 Accumulation Unit Value, End of Period                                $12.997  $ 13.914  $ 14.067  $ 15.207
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.088  $ 12.222  $ 12.707  $ 12.994
 Accumulation Unit Value, End of Period                                $12.222  $ 12.707  $ 12.994  $ 13.644
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.087  $ 10.066
 Accumulation Unit Value, End of Period                                     --  $ 10.087  $ 10.066  $ 10.300
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.729  $ 14.128  $ 16.377  $ 18.216
 Accumulation Unit Value, End of Period                                $14.128  $ 16.377  $ 18.216  $ 20.848
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.149  $ 12.861  $ 13.636  $ 13.564
 Accumulation Unit Value, End of Period                                $12.861  $ 13.636  $ 13.564  $ 14.448
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.412  $ 12.540  $ 13.346  $ 13.761
 Accumulation Unit Value, End of Period                                $12.540  $ 13.346  $ 13.761  $ 15.400
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.594  $ 14.554  $ 16.914  $ 18.096
 Accumulation Unit Value, End of Period                                $14.554  $ 16.914  $ 18.096  $ 20.234
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.184  $ 12.298  $ 14.322  $ 15.640
 Accumulation Unit Value, End of Period                                $12.298  $ 14.322  $ 15.640  $ 15.664
 Number of Units Outstanding, End of Period                                  0         0         0         0

129 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.404  $ 12.046  $ 12.737  $ 12.729
 Accumulation Unit Value, End of Period                                $12.046  $ 12.737  $ 12.729  $ 13.310
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.538  $ 12.339  $ 13.128  $ 13.695
 Accumulation Unit Value, End of Period                                $12.339  $ 13.128  $ 13.695  $ 15.072
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.168  $ 13.404  $ 14.522  $ 14.902
 Accumulation Unit Value, End of Period                                $13.404  $ 14.522  $ 14.902  $ 16.845
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $10.947  $ 11.218  $ 11.718  $ 12.935
 Accumulation Unit Value, End of Period                                $11.218  $ 11.718  $ 12.935  $ 12.966
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.355  $ 13.245  $ 14.277  $ 14.353
 Accumulation Unit Value, End of Period                                $13.245  $ 14.277  $ 14.353  $ 15.470
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.429  $ 10.364  $ 10.554  $ 10.535
 Accumulation Unit Value, End of Period                                $10.364  $ 10.554  $ 10.535  $ 10.738
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.410  $ 13.282  $ 15.049  $ 16.465
 Accumulation Unit Value, End of Period                                $13.282  $ 15.049  $ 16.465  $ 20.507
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.743  $ 12.894  $ 14.163  $ 15.027
 Accumulation Unit Value, End of Period                                $12.894  $ 14.163  $ 15.027  $ 16.696
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.877  $  9.779  $  9.598  $  9.597
 Accumulation Unit Value, End of Period                                $ 9.779  $  9.598  $  9.597  $  9.770
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.378  $ 13.395  $ 14.408  $ 15.456
 Accumulation Unit Value, End of Period                                $13.395  $ 14.408  $ 15.456  $ 16.362
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.738  $ 14.464  $ 16.280  $ 16.812
 Accumulation Unit Value, End of Period                                $14.464  $ 16.280  $ 16.812  $ 19.020
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.995  $ 12.997  $ 13.632  $ 13.960
 Accumulation Unit Value, End of Period                                $12.997  $ 13.632  $ 13.960  $ 15.153
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.398  $ 11.992  $ 12.654  $ 12.833
 Accumulation Unit Value, End of Period                                $11.992  $ 12.654  $ 12.833  $ 14.006
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.667  $ 13.952  $ 16.543  $ 17.516
 Accumulation Unit Value, End of Period                                $13.952  $ 16.543  $ 17.516  $ 21.699
 Number of Units Outstanding, End of Period                                  0         0         0         0

130 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.449  $ 13.460  $ 15.567  $ 17.025
 Accumulation Unit Value, End of Period                                $13.460  $ 15.567  $ 17.025  $ 17.507
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.568  $ 12.305  $ 12.603  $ 12.989
 Accumulation Unit Value, End of Period                                $12.305  $ 12.603  $ 12.989  $ 13.355
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.062  $ 11.986
 Accumulation Unit Value, End of Period                                     --  $ 11.062  $ 11.986  $ 12.263
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.274  $ 11.446
 Accumulation Unit Value, End of Period                                     --  $ 11.274  $ 11.446  $ 12.952
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.047  $ 11.650  $ 12.129  $ 12.732
 Accumulation Unit Value, End of Period                                $11.650  $ 12.129  $ 12.732  $ 12.742
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.796  $ 13.254  $ 14.749  $ 15.781
 Accumulation Unit Value, End of Period                                $13.254  $ 14.749  $ 15.781  $ 17.848
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.805  $  9.793
 Accumulation Unit Value, End of Period                                $10.000  $  9.805  $  9.793  $  9.948
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.635  $ 13.770  $ 14.780  $ 16.162
 Accumulation Unit Value, End of Period                                $13.770  $ 14.780  $ 16.162  $ 17.464
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.900  $ 11.413
 Accumulation Unit Value, End of Period                                     --  $ 10.900  $ 11.413  $ 12.530
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.672  $ 12.018
 Accumulation Unit Value, End of Period                                     --  $ 10.672  $ 12.018  $ 12.166
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 10.996  $ 12.007
 Accumulation Unit Value, End of Period                                $10.000  $ 10.996  $ 12.007  $ 14.228
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.772
 Number of Units Outstanding, End of Period                                 --        --        --         0
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.095  $ 13.510  $ 15.670  $ 17.250
 Accumulation Unit Value, End of Period                                $13.510  $ 15.670  $ 17.250  $ 18.813
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.231  $ 12.282
 Accumulation Unit Value, End of Period                                     --  $ 11.231  $ 12.282  $ 14.447
 Number of Units Outstanding, End of Period                                 --         0         0         0

131 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.556  $ 14.402  $ 19.109  $ 21.756
 Accumulation Unit Value, End of Period                                $14.402  $ 19.109  $ 21.756  $ 29.208
 Number of Units Outstanding, End of Period                                  0         0         0         0

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments. If you invested in this Variable Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

132 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.50% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.729  $ 11.260  $ 10.971
 Accumulation Unit Value, End of Period                                $10.729  $ 11.260  $ 10.971  $ 11.954
 Number of Units Outstanding, End of Period                                  0       345     1,188     4,462
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.335  $ 12.737  $ 13.653
 Accumulation Unit Value, End of Period                                $11.335  $ 12.737  $ 13.653  $ 15.597
 Number of Units Outstanding, End of Period                                  0     9,787    13,594    10,697
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.241  $ 12.742  $ 12.997
 Accumulation Unit Value, End of Period                                $11.241  $ 12.742  $ 12.997  $ 15.648
 Number of Units Outstanding, End of Period                                  0     7,210    17,105    19,915
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.417  $ 13.111  $ 14.736
 Accumulation Unit Value, End of Period                                $11.417  $ 13.111  $ 14.736  $ 16.041
 Number of Units Outstanding, End of Period                              2,002     2,436     6,398     2,561
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.210  $ 14.907  $ 16.400
 Accumulation Unit Value, End of Period                                $12.210  $ 14.907  $ 16.400  $ 18.720
 Number of Units Outstanding, End of Period                                  0     5,082    13,157    50,107
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.263
 Number of Units Outstanding, End of Period                                 --        --        --   126,418
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.454
 Number of Units Outstanding, End of Period                                 --        --        --    32,825
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.484
 Number of Units Outstanding, End of Period                                 --        --        --    30,209

133 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.493
 Number of Units Outstanding, End of Period                                 --        --        --     5,514
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.345
 Number of Units Outstanding, End of Period                                 --        --        --    10,533
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.739
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.816
 Number of Units Outstanding, End of Period                                 --        --        --    12,979
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.872
 Number of Units Outstanding, End of Period                                 --        --        --    24,400
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.816  $ 13.409  $ 14.582  $ 14.840
 Accumulation Unit Value, End of Period                                $13.409  $ 14.582  $ 14.840  $ 17.034
 Number of Units Outstanding, End of Period                              3,844    50,264    85,228   151,273
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.233  $ 11.221
 Accumulation Unit Value, End of Period                                     --  $ 11.233  $ 11.221  $ 13.044
 Number of Units Outstanding, End of Period                                 --     8,142   395,841   952,145
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.523  $ 10.455
 Accumulation Unit Value, End of Period                                     --  $ 10.523  $ 10.455  $ 11.399
 Number of Units Outstanding, End of Period                                 --       268    38,415    96,407
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.470  $ 14.581  $ 17.739  $ 18.969
 Accumulation Unit Value, End of Period                                $14.581  $ 17.739  $ 18.969  $ 21.816
 Number of Units Outstanding, End of Period                                175     6,512    26,368    32,680
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.246  $ 10.315
 Accumulation Unit Value, End of Period                                     --  $ 10.246  $ 10.315  $ 10.549
 Number of Units Outstanding, End of Period                                 --    10,347    73,104    94,018
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 11.011
 Number of Units Outstanding, End of Period                                 --        --        --    33,772
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.394  $ 12.703  $ 14.065  $ 15.288
 Accumulation Unit Value, End of Period                                $12.703  $ 14.065  $ 15.288  $ 17.793
 Number of Units Outstanding, End of Period                             10,654    69,739   192,547   446,165
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.283  $ 16.896  $ 20.715  $ 25.952
 Accumulation Unit Value, End of Period                                $16.896  $ 20.715  $ 25.952  $ 32.682
 Number of Units Outstanding, End of Period                                  0     1,296    21,489    27,158
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.583  $ 13.616  $ 15.866  $ 17.185
 Accumulation Unit Value, End of Period                                $13.616  $ 15.866  $ 17.185  $ 20.518
 Number of Units Outstanding, End of Period                              3,050    19,680   150,154   327,648

134 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.909  $ 11.471
 Accumulation Unit Value, End of Period                                     --  $ 10.909  $ 11.471  $ 12.929
 Number of Units Outstanding, End of Period                                 --        84    20,539    34,419
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.360  $ 10.319
 Accumulation Unit Value, End of Period                                     --  $ 10.360  $ 10.319  $ 11.091
 Number of Units Outstanding, End of Period                                 --         0    16,046    43,537
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.893  $ 11.057
 Accumulation Unit Value, End of Period                                     --  $ 10.893  $ 11.057  $ 12.749
 Number of Units Outstanding, End of Period                                 --     1,191   119,764   175,986
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.141  $ 11.460
 Accumulation Unit Value, End of Period                                     --  $ 11.141  $ 11.460  $ 12.156
 Number of Units Outstanding, End of Period                                 --        84    16,168    35,024
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.124  $ 11.836
 Accumulation Unit Value, End of Period                                     --  $ 11.124  $ 11.836  $ 13.060
 Number of Units Outstanding, End of Period                                 --        42    30,129    50,024
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.017  $ 13.112  $ 14.152  $ 14.425
 Accumulation Unit Value, End of Period                                $13.112  $ 14.152  $ 14.425  $ 15.722
 Number of Units Outstanding, End of Period                                358    16,508    36,489    37,800
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.106  $ 12.289  $ 12.881  $ 13.280
 Accumulation Unit Value, End of Period                                $12.289  $ 12.881  $ 13.280  $ 14.059
 Number of Units Outstanding, End of Period                              4,612    17,974   131,952   170,195
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.108  $ 10.169
 Accumulation Unit Value, End of Period                                     --  $ 10.108  $ 10.169  $ 10.491
 Number of Units Outstanding, End of Period                                 --     3,605    37,622   111,981
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.788  $ 14.253  $ 16.657  $ 18.679
 Accumulation Unit Value, End of Period                                $14.253  $ 16.657  $ 18.679  $ 21.553
 Number of Units Outstanding, End of Period                                100     6,058    26,321    38,599
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.209  $ 12.975  $ 13.869  $ 13.909
 Accumulation Unit Value, End of Period                                $12.975  $ 13.869  $ 13.909  $ 14.936
 Number of Units Outstanding, End of Period                              4,529    53,683    98,072   112,865
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.469  $ 12.650  $ 13.574  $ 14.111
 Accumulation Unit Value, End of Period                                $12.650  $ 13.574  $ 14.111  $ 15.921
 Number of Units Outstanding, End of Period                              9,551    80,356   161,258   221,738
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.657  $ 14.682  $ 17.203  $ 18.556
 Accumulation Unit Value, End of Period                                $14.682  $ 17.203  $ 18.556  $ 20.918
 Number of Units Outstanding, End of Period                              3,631    13,562    37,572    65,082
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.245  $ 12.406  $ 14.567  $ 16.038
 Accumulation Unit Value, End of Period                                $12.406  $ 14.567  $ 16.038  $ 16.193
 Number of Units Outstanding, End of Period                                  0     2,522    19,771    56,522
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.462  $ 12.153  $ 12.955  $ 13.052
 Accumulation Unit Value, End of Period                                $12.153  $ 12.955  $ 13.052  $ 13.761
 Number of Units Outstanding, End of Period                                395    47,218   143,674   170,141

135 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.596  $ 12.448  $ 13.353  $ 14.043
 Accumulation Unit Value, End of Period                                $12.448  $ 13.353  $ 14.043  $ 15.582
 Number of Units Outstanding, End of Period                                206     1,622     8,617    13,550
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.229  $ 13.522  $ 14.771  $ 15.281
 Accumulation Unit Value, End of Period                                $13.522  $ 14.771  $ 15.281  $ 17.414
 Number of Units Outstanding, End of Period                                132     2,313     2,961     6,673
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.002  $ 11.317  $ 11.919  $ 13.264
 Accumulation Unit Value, End of Period                                $11.317  $ 11.919  $ 13.264  $ 13.405
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.417  $ 13.362  $ 14.521  $ 14.718
 Accumulation Unit Value, End of Period                                $13.362  $ 14.521  $ 14.718  $ 15.993
 Number of Units Outstanding, End of Period                                118     4,251     8,448    22,959
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.482  $ 10.456  $ 10.735  $ 10.803
 Accumulation Unit Value, End of Period                                $10.456  $ 10.735  $ 10.803  $ 11.101
 Number of Units Outstanding, End of Period                                  0    10,116    40,741    75,490
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.467  $ 13.399  $ 15.306  $ 16.884
 Accumulation Unit Value, End of Period                                $13.399  $ 15.306  $ 16.884  $ 21.200
 Number of Units Outstanding, End of Period                                273       837    11,396    30,034
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.802  $ 13.008  $ 14.405  $ 15.409
 Accumulation Unit Value, End of Period                                $13.008  $ 14.405  $ 15.409  $ 17.260
 Number of Units Outstanding, End of Period                                  0         0         0     1,624
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.926  $  9.865  $  9.763  $  9.841
 Accumulation Unit Value, End of Period                                $ 9.865  $  9.763  $  9.841  $ 10.100
 Number of Units Outstanding, End of Period                                  0    14,631    49,201    84,997
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.440  $ 13.513  $ 14.654  $ 15.849
 Accumulation Unit Value, End of Period                                $13.513  $ 14.654  $ 15.849  $ 16.915
 Number of Units Outstanding, End of Period                                  0       246       236         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.801  $ 14.592  $ 16.559  $ 17.239
 Accumulation Unit Value, End of Period                                $14.592  $ 16.559  $ 17.239  $ 19.663
 Number of Units Outstanding, End of Period                                  0     1,381     9,422    54,274
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.055  $ 13.112  $ 13.865  $ 14.315
 Accumulation Unit Value, End of Period                                $13.112  $ 13.865  $ 14.315  $ 15.665
 Number of Units Outstanding, End of Period                                  0     3,194     3,193     2,973
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.455  $ 12.098  $ 12.870  $ 13.159
 Accumulation Unit Value, End of Period                                $12.098  $ 12.870  $ 13.159  $ 14.480
 Number of Units Outstanding, End of Period                                832     3,226     3,937     7,631
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.730  $ 14.075  $ 16.826  $ 17.961
 Accumulation Unit Value, End of Period                                $14.075  $ 16.826  $ 17.961  $ 22.432
 Number of Units Outstanding, End of Period                                  0       914       666       554
Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.512  $ 13.579  $ 15.833  $ 17.458
 Accumulation Unit Value, End of Period                                $13.579  $ 15.833  $ 17.458  $ 18.099
 Number of Units Outstanding, End of Period                                126       436        64       714

136 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.626  $ 12.414  $ 12.818  $ 13.320
 Accumulation Unit Value, End of Period                                $12.414  $ 12.818  $ 13.320  $ 13.807
 Number of Units Outstanding, End of Period                                138     1,441    12,528    15,448
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.122  $ 12.150
 Accumulation Unit Value, End of Period                                     --  $ 11.122  $ 12.150  $ 12.533
 Number of Units Outstanding, End of Period                                 --         0         0       150
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.336  $ 11.603
 Accumulation Unit Value, End of Period                                     --  $ 11.336  $ 11.603  $ 13.237
 Number of Units Outstanding, End of Period                                 --     5,119    93,900    80,868
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.102  $ 11.753  $ 12.337  $ 13.056
 Accumulation Unit Value, End of Period                                $11.753  $ 12.337  $ 13.056  $ 13.172
 Number of Units Outstanding, End of Period                                109     2,529    13,681    14,010
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.855  $ 13.371  $ 15.002  $ 16.182
 Accumulation Unit Value, End of Period                                $13.371  $ 15.002  $ 16.182  $ 18.451
 Number of Units Outstanding, End of Period                                  0     6,865    15,034    26,124
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.885  $  9.955
 Accumulation Unit Value, End of Period                                $10.000  $  9.885  $  9.955  $ 10.195
 Number of Units Outstanding, End of Period                                  0    93,600   119,309   121,505
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.698  $ 13.891  $ 15.033  $ 16.573
 Accumulation Unit Value, End of Period                                $13.891  $ 15.033  $ 16.573  $ 18.054
 Number of Units Outstanding, End of Period                                257    16,793    30,734    45,213
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.959  $ 11.570
 Accumulation Unit Value, End of Period                                     --  $ 10.959  $ 11.570  $ 12.805
 Number of Units Outstanding, End of Period                                 --     1,625    26,263    46,317
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.731  $ 12.183
 Accumulation Unit Value, End of Period                                     --  $ 10.731  $ 12.183  $ 12.434
 Number of Units Outstanding, End of Period                                 --         0     3,013     5,543
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 11.086  $ 12.205
 Accumulation Unit Value, End of Period                                $10.000  $ 11.086  $ 12.205  $ 14.580
 Number of Units Outstanding, End of Period                                  0     1,593    31,755    85,150
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.826
 Number of Units Outstanding, End of Period                                 --        --        --    27,566
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.115  $ 13.584  $ 15.885  $ 17.630
 Accumulation Unit Value, End of Period                                $13.584  $ 15.885  $ 17.630  $ 19.384
 Number of Units Outstanding, End of Period                                  0     1,988     2,136     2,417
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.292  $ 12.451
 Accumulation Unit Value, End of Period                                     --  $ 11.292  $ 12.451  $ 14.765
 Number of Units Outstanding, End of Period                                 --     5,920    26,435    35,711
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.618  $ 14.529  $ 19.436  $ 22.309
 Accumulation Unit Value, End of Period                                $14.529  $ 19.436  $ 22.309  $ 30.195
 Number of Units Outstanding, End of Period                                244    29,798    50,779    45,409

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

137 PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

138 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.40% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.684  $ 11.110  $ 10.726
 Accumulation Unit Value, End of Period                                $10.684  $ 11.110  $ 10.726  $ 11.580
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.287  $ 12.567  $ 13.348
 Accumulation Unit Value, End of Period                                $11.287  $ 12.567  $ 13.348  $ 15.109
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.194  $ 12.572  $ 12.706
 Accumulation Unit Value, End of Period                                $11.194  $ 12.572  $ 12.706  $ 15.158
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.368  $ 12.936  $ 14.407
 Accumulation Unit Value, End of Period                                $11.368  $ 12.936  $ 14.407  $ 15.539
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.158  $ 14.708  $ 16.033
 Accumulation Unit Value, End of Period                                $12.158  $ 14.708  $ 16.033  $ 18.135
 Number of Units Outstanding, End of Period                                  0         0         0         0
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.200
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.390
 Number of Units Outstanding, End of Period                                 --        --        --         0

139 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.420
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.428
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.281
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.680
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.750
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.811
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.748  $ 13.275  $ 14.304  $ 14.424
 Accumulation Unit Value, End of Period                                $13.275  $ 14.304  $ 14.424  $ 16.406
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.164  $ 11.050
 Accumulation Unit Value, End of Period                                     --  $ 11.164  $ 11.050  $ 12.728
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.499  $ 10.336
 Accumulation Unit Value, End of Period                                     --  $ 10.499  $ 10.336  $ 11.166
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.398  $ 14.435  $ 17.401  $ 18.438
 Accumulation Unit Value, End of Period                                $14.435  $ 17.401  $ 18.438  $ 21.012
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.183  $ 10.158
 Accumulation Unit Value, End of Period                                     --  $ 10.183  $ 10.158  $ 10.294
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.943
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.328  $ 12.576  $ 13.797  $ 14.860
 Accumulation Unit Value, End of Period                                $12.576  $ 13.797  $ 14.860  $ 17.137
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.207  $ 16.727  $ 20.321  $ 25.226
 Accumulation Unit Value, End of Period                                $16.727  $ 20.321  $ 25.226  $ 31.477
 Number of Units Outstanding, End of Period                                  0         0         0         0

140 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.516  $ 13.480  $ 15.564  $ 16.704
 Accumulation Unit Value, End of Period                                $13.480  $ 15.564  $ 16.704  $ 19.762
 Number of Units Outstanding, End of Period                                  0         0         0         0
Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.884  $ 11.340
 Accumulation Unit Value, End of Period                                     --  $ 10.884  $ 11.340  $ 12.665
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.336  $ 10.201
 Accumulation Unit Value, End of Period                                     --  $ 10.336  $ 10.201  $ 10.865
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.868  $ 10.932
 Accumulation Unit Value, End of Period                                     --  $ 10.868  $ 10.932  $ 12.489
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.116  $ 11.330
 Accumulation Unit Value, End of Period                                     --  $ 11.116  $ 11.330  $ 11.908
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.099  $ 11.701
 Accumulation Unit Value, End of Period                                     --  $ 11.099  $ 11.701  $ 12.793
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.948  $ 12.981  $ 13.883  $ 14.021
 Accumulation Unit Value, End of Period                                $12.981  $ 13.883  $ 14.021  $ 15.142
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.086  $ 12.214  $ 12.685  $ 12.958
 Accumulation Unit Value, End of Period                                $12.214  $ 12.685  $ 12.958  $ 13.593
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.084  $ 10.053
 Accumulation Unit Value, End of Period                                     --  $ 10.084  $ 10.053  $ 10.277
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.720  $ 14.111  $ 16.340  $ 18.156
 Accumulation Unit Value, End of Period                                $14.111  $ 16.340  $ 18.156  $ 20.759
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.139  $ 12.845  $ 13.605  $ 13.520
 Accumulation Unit Value, End of Period                                $12.845  $ 13.605  $ 13.520  $ 14.385
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.403  $ 12.524  $ 13.315  $ 13.716
 Accumulation Unit Value, End of Period                                $12.524  $ 13.315  $ 13.716  $ 15.334
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.584  $ 14.536  $ 16.875  $ 18.037
 Accumulation Unit Value, End of Period                                $14.536  $ 16.875  $ 18.037  $ 20.146
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.175  $ 12.283  $ 14.289  $ 15.589
 Accumulation Unit Value, End of Period                                $12.283  $ 14.289  $ 15.589  $ 15.596
 Number of Units Outstanding, End of Period                                  0         0         0         0

141 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.396  $ 12.031  $ 12.708  $ 12.687
 Accumulation Unit Value, End of Period                                $12.031  $ 12.708  $ 12.687  $ 13.253
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.529  $ 12.324  $ 13.098  $ 13.650
 Accumulation Unit Value, End of Period                                $12.324  $ 13.098  $ 13.650  $ 15.007
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.159  $ 13.387  $ 14.490  $ 14.853
 Accumulation Unit Value, End of Period                                $13.387  $ 14.490  $ 14.853  $ 16.772
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $10.939  $ 11.204  $ 11.691  $ 12.893
 Accumulation Unit Value, End of Period                                $11.204  $ 11.691  $ 12.893  $ 12.910
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.345  $ 13.228  $ 14.244  $ 14.306
 Accumulation Unit Value, End of Period                                $13.228  $ 14.244  $ 14.306  $ 15.403
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.421  $ 10.351  $ 10.530  $ 10.500
 Accumulation Unit Value, End of Period                                $10.351  $ 10.530  $ 10.500  $ 10.692
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.401  $ 13.265  $ 15.015  $ 16.411
 Accumulation Unit Value, End of Period                                $13.265  $ 15.015  $ 16.411  $ 20.419
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.734  $ 12.878  $ 14.131  $ 14.978
 Accumulation Unit Value, End of Period                                $12.878  $ 14.131  $ 14.978  $ 16.624
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.869  $  9.767  $  9.576  $  9.565
 Accumulation Unit Value, End of Period                                $ 9.767  $  9.576  $  9.565  $  9.728
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.369  $ 13.378  $ 14.375  $ 15.405
 Accumulation Unit Value, End of Period                                $13.378  $ 14.375  $ 15.405  $ 16.291
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.728  $ 14.446  $ 16.244  $ 16.757
 Accumulation Unit Value, End of Period                                $14.446  $ 16.244  $ 16.757  $ 18.938
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.985  $ 12.981  $ 13.601  $ 13.914
 Accumulation Unit Value, End of Period                                $12.981  $ 13.601  $ 13.914  $ 15.088
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.389  $ 11.978  $ 12.625  $ 12.791
 Accumulation Unit Value, End of Period                                $11.978  $ 12.625  $ 12.791  $ 13.946
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.657  $ 13.935  $ 16.506  $ 17.459
 Accumulation Unit Value, End of Period                                $13.935  $ 16.506  $ 17.459  $ 21.606
 Number of Units Outstanding, End of Period                                  0         0         0         0

142 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.440  $ 13.443  $ 15.532  $ 16.969
 Accumulation Unit Value, End of Period                                $13.443  $ 15.532  $ 16.969  $ 17.432
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.559  $ 12.290  $ 12.574  $ 12.947
 Accumulation Unit Value, End of Period                                $12.290  $ 12.574  $ 12.947  $ 13.298
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.054  $ 11.965
 Accumulation Unit Value, End of Period                                     --  $ 11.054  $ 11.965  $ 12.230
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.266  $ 11.426
 Accumulation Unit Value, End of Period                                     --  $ 11.266  $ 11.426  $ 12.917
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.038  $ 11.635  $ 12.102  $ 12.690
 Accumulation Unit Value, End of Period                                $11.635  $ 12.102  $ 12.690  $ 12.687
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.787  $ 13.238  $ 14.716  $ 15.729
 Accumulation Unit Value, End of Period                                $13.238  $ 14.716  $ 15.729  $ 17.771
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.794  $  9.773
 Accumulation Unit Value, End of Period                                $10.000  $  9.794  $  9.773  $  9.918
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.625  $ 13.752  $ 14.746  $ 16.109
 Accumulation Unit Value, End of Period                                $13.752  $ 14.746  $ 16.109  $ 17.388
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.892  $ 11.394
 Accumulation Unit Value, End of Period                                     --  $ 10.892  $ 11.394  $ 12.496
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.665  $ 11.998
 Accumulation Unit Value, End of Period                                     --  $ 10.665  $ 11.998  $ 12.133
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 10.985  $ 11.983
 Accumulation Unit Value, End of Period                                $10.000  $ 10.985  $ 11.983  $ 14.184
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.766
 Number of Units Outstanding, End of Period                                 --        --        --         0
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.093  $ 13.501  $ 15.644  $ 17.203
 Accumulation Unit Value, End of Period                                $13.501  $ 15.644  $ 17.203  $ 18.742
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.223  $ 12.261
 Accumulation Unit Value, End of Period                                     --  $ 11.223  $ 12.261  $ 14.408
 Number of Units Outstanding, End of Period                                 --         0         0         0

143 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.546  $ 14.384  $ 19.066  $ 21.685
 Accumulation Unit Value, End of Period                                $14.384  $ 19.066  $ 21.685  $ 29.083
 Number of Units Outstanding, End of Period                                  0         0         0         0

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments. If you invested in this Variable Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

144 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.60% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.724  $ 11.243  $ 10.944
 Accumulation Unit Value, End of Period                                $10.724  $ 11.243  $ 10.944  $ 11.912
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.330  $ 12.718  $ 13.619
 Accumulation Unit Value, End of Period                                $11.330  $ 12.718  $ 13.619  $ 15.542
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.236  $ 12.723  $ 12.964
 Accumulation Unit Value, End of Period                                $11.236  $ 12.723  $ 12.964  $ 15.593
 Number of Units Outstanding, End of Period                                136       134       138       132
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.411  $ 13.092  $ 14.699
 Accumulation Unit Value, End of Period                                $11.411  $ 13.092  $ 14.699  $ 15.984
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.204  $ 14.885  $ 16.359
 Accumulation Unit Value, End of Period                                $12.204  $ 14.885  $ 16.359  $ 18.655
 Number of Units Outstanding, End of Period                                  0         0       197       197
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.256
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.447
 Number of Units Outstanding, End of Period                                 --        --        --         0

145 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.477
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.486
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.338
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.733
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.809
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.865
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.807  $ 13.392  $ 14.549  $ 14.791
 Accumulation Unit Value, End of Period                                $13.392  $ 14.549  $ 14.791  $ 16.961
 Number of Units Outstanding, End of Period                              2,531     2,399     2,190     2,199
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.225  $ 11.202
 Accumulation Unit Value, End of Period                                     --  $ 11.225  $ 11.202  $ 13.008
 Number of Units Outstanding, End of Period                                 --         0       225    30,492
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.520  $ 10.442
 Accumulation Unit Value, End of Period                                     --  $ 10.520  $ 10.442  $ 11.373
 Number of Units Outstanding, End of Period                                 --         0         0       832
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.460  $ 14.563  $ 17.699  $ 18.907
 Accumulation Unit Value, End of Period                                $14.563  $ 17.699  $ 18.907  $ 21.723
 Number of Units Outstanding, End of Period                                569       535       506       456
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.239  $ 10.298
 Accumulation Unit Value, End of Period                                     --  $ 10.239  $ 10.298  $ 10.520
 Number of Units Outstanding, End of Period                                 --         0       147       897
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 11.004
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.385  $ 12.687  $ 14.034  $ 15.238
 Accumulation Unit Value, End of Period                                $12.687  $ 14.034  $ 15.238  $ 17.717
 Number of Units Outstanding, End of Period                              2,239     2,274     2,440    24,057
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.273  $ 16.875  $ 20.668  $ 25.867
 Accumulation Unit Value, End of Period                                $16.875  $ 20.668  $ 25.867  $ 32.542
 Number of Units Outstanding, End of Period                                  0     8,772         0         0
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.574  $ 13.599  $ 15.830  $ 17.129
 Accumulation Unit Value, End of Period                                $13.599  $ 15.830  $ 17.129  $ 20.431
 Number of Units Outstanding, End of Period                                298       399       759    19,930

146 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.906  $ 11.456
 Accumulation Unit Value, End of Period                                     --  $ 10.906  $ 11.456  $ 12.899
 Number of Units Outstanding, End of Period                                 --         0       536       535
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.357  $ 10.305
 Accumulation Unit Value, End of Period                                     --  $ 10.357  $ 10.305  $ 11.066
 Number of Units Outstanding, End of Period                                 --         0         0     1,056
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.891  $ 11.043
 Accumulation Unit Value, End of Period                                     --  $ 10.891  $ 11.043  $ 12.720
 Number of Units Outstanding, End of Period                                 --         0       676       130
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.139  $ 11.446
 Accumulation Unit Value, End of Period                                     --  $ 11.139  $ 11.446  $ 12.129
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.122  $ 11.821
 Accumulation Unit Value, End of Period                                     --  $ 11.122  $ 11.821  $ 13.030
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.008  $ 13.095  $ 14.121  $ 14.378
 Accumulation Unit Value, End of Period                                $13.095  $ 14.121  $ 14.378  $ 15.654
 Number of Units Outstanding, End of Period                                424       516       346       534
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.104  $ 12.281  $ 12.859  $ 13.244
 Accumulation Unit Value, End of Period                                $12.281  $ 12.859  $ 13.244  $ 14.006
 Number of Units Outstanding, End of Period                                  0         0     1,350       899
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.105  $ 10.156
 Accumulation Unit Value, End of Period                                     --  $ 10.105  $ 10.156  $ 10.467
 Number of Units Outstanding, End of Period                                 --         0     1,035     1,147
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.779  $ 14.235  $ 16.620  $ 18.618
 Accumulation Unit Value, End of Period                                $14.235  $ 16.620  $ 18.618  $ 21.461
 Number of Units Outstanding, End of Period                                109       103        97        96
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.200  $ 12.959  $ 13.838  $ 13.864
 Accumulation Unit Value, End of Period                                $12.959  $ 13.838  $ 13.864  $ 14.873
 Number of Units Outstanding, End of Period                                412       333       270       771
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.460  $ 12.635  $ 13.543  $ 14.065
 Accumulation Unit Value, End of Period                                $12.635  $ 13.543  $ 14.065  $ 15.853
 Number of Units Outstanding, End of Period                              1,009     1,089     2,327     2,475
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.647  $ 14.664  $ 17.164  $ 18.496
 Accumulation Unit Value, End of Period                                $14.664  $ 17.164  $ 18.496  $ 20.828
 Number of Units Outstanding, End of Period                                252       232       339       508
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.236  $ 12.391  $ 14.534  $ 15.986
 Accumulation Unit Value, End of Period                                $12.391  $ 14.534  $ 15.986  $ 16.124
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.453  $ 12.138  $ 12.926  $ 13.010
 Accumulation Unit Value, End of Period                                $12.138  $ 12.926  $ 13.010  $ 13.702
 Number of Units Outstanding, End of Period                                731       920       931     1,490

147 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.587  $ 12.433  $ 13.323  $ 13.997
 Accumulation Unit Value, End of Period                                $12.433  $ 13.323  $ 13.997  $ 15.515
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.220  $ 13.506  $ 14.738  $ 15.231
 Accumulation Unit Value, End of Period                                $13.506  $ 14.738  $ 15.231  $ 17.340
 Number of Units Outstanding, End of Period                              1,510     1,415     1,326     1,184
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $10.993  $ 11.303  $ 11.892  $ 13.221
 Accumulation Unit Value, End of Period                                $11.303  $ 11.892  $ 13.221  $ 13.348
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.407  $ 13.345  $ 14.488  $ 14.670
 Accumulation Unit Value, End of Period                                $13.345  $ 14.488  $ 14.670  $ 15.925
 Number of Units Outstanding, End of Period                                  0         0       613        92
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.474  $ 10.443  $ 10.711  $ 10.768
 Accumulation Unit Value, End of Period                                $10.443  $ 10.711  $ 10.768  $ 11.054
 Number of Units Outstanding, End of Period                                292       304       591     1,464
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.458  $ 13.383  $ 15.272  $ 16.829
 Accumulation Unit Value, End of Period                                $13.383  $ 15.272  $ 16.829  $ 21.110
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.793  $ 12.992  $ 14.373  $ 15.359
 Accumulation Unit Value, End of Period                                $12.992  $ 14.373  $ 15.359  $ 17.187
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.919  $  9.853  $  9.741  $  9.809
 Accumulation Unit Value, End of Period                                $ 9.853  $  9.741  $  9.809  $ 10.057
 Number of Units Outstanding, End of Period                                  0         0         0       324
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.431  $ 13.497  $ 14.621  $ 15.797
 Accumulation Unit Value, End of Period                                $13.497  $ 14.621  $ 15.797  $ 16.843
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.792  $ 14.574  $ 16.522  $ 17.183
 Accumulation Unit Value, End of Period                                $14.574  $ 16.522  $ 17.183  $ 19.579
 Number of Units Outstanding, End of Period                                  0         0         0       130
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.046  $ 13.096  $ 13.834  $ 14.268
 Accumulation Unit Value, End of Period                                $13.096  $ 13.834  $ 14.268  $ 15.599
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.446  $ 12.084  $ 12.841  $ 13.117
 Accumulation Unit Value, End of Period                                $12.084  $ 12.841  $ 13.117  $ 14.418
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.720  $ 14.058  $ 16.789  $ 17.903
 Accumulation Unit Value, End of Period                                $14.058  $ 16.789  $ 17.903  $ 22.337
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.502  $ 13.562  $ 15.798  $ 17.401
 Accumulation Unit Value, End of Period                                $13.562  $ 15.798  $ 17.401  $ 18.022
 Number of Units Outstanding, End of Period                                855       800       750       671

148 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.617  $ 12.398  $ 12.789  $ 13.276
 Accumulation Unit Value, End of Period                                $12.398  $ 12.789  $ 13.276  $ 13.748
 Number of Units Outstanding, End of Period                                255       260       248       255
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.115  $ 12.129
 Accumulation Unit Value, End of Period                                     --  $ 11.115  $ 12.129  $ 12.499
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.328  $ 11.583
 Accumulation Unit Value, End of Period                                     --  $ 11.328  $ 11.583  $ 13.202
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.094  $ 11.738  $ 12.309  $ 13.013
 Accumulation Unit Value, End of Period                                $11.738  $ 12.309  $ 13.013  $ 13.116
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.846  $ 13.355  $ 14.968  $ 16.129
 Accumulation Unit Value, End of Period                                $13.355  $ 14.968  $ 16.129  $ 18.372
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.875  $  9.934
 Accumulation Unit Value, End of Period                                $10.000  $  9.875  $  9.934  $ 10.164
 Number of Units Outstanding, End of Period                                  0         0         0     1,539
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.688  $ 13.874  $ 14.999  $ 16.519
 Accumulation Unit Value, End of Period                                $13.874  $ 14.999  $ 16.519  $ 17.977
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.952  $ 11.550
 Accumulation Unit Value, End of Period                                     --  $ 10.952  $ 11.550  $ 12.771
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.723  $ 12.162
 Accumulation Unit Value, End of Period                                     --  $ 10.723  $ 12.162  $ 12.400
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 11.075  $ 12.180
 Accumulation Unit Value, End of Period                                $10.000  $ 11.075  $ 12.180  $ 14.536
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.820
 Number of Units Outstanding, End of Period                                 --        --        --       212
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.113  $ 13.575  $ 15.858  $ 17.582
 Accumulation Unit Value, End of Period                                $13.575  $ 15.858  $ 17.582  $ 19.312
 Number of Units Outstanding, End of Period                                292       274       258       230
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.284  $ 12.429
 Accumulation Unit Value, End of Period                                     --  $ 11.284  $ 12.429  $ 14.725
 Number of Units Outstanding, End of Period                                 --         0         0       143
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.609  $ 14.511  $ 19.392  $ 22.236
 Accumulation Unit Value, End of Period                                $14.511  $ 19.392  $ 22.236  $ 30.066
 Number of Units Outstanding, End of Period                                152        85       304       545

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

149 PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value

150 PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.50% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,               2003     2004      2005      2006
---------------------------------------------------------------------  -------  --------  --------  --------
SUB-ACCOUNTS
STI Classic Capital Appreciation Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.679  $ 11.093  $ 10.699
 Accumulation Unit Value, End of Period                                $10.679  $ 11.093  $ 10.699  $ 11.539
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Relative Value Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.282  $ 12.548  $ 13.314
 Accumulation Unit Value, End of Period                                $11.282  $ 12.548  $ 13.314  $ 15.056
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Large Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.188  $ 12.553  $ 12.674
 Accumulation Unit Value, End of Period                                $11.188  $ 12.553  $ 12.674  $ 15.104
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Mid-Cap Equity Sub-Account /(1)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 11.363  $ 12.917  $ 14.370
 Accumulation Unit Value, End of Period                                $11.363  $ 12.917  $ 14.370  $ 15.484
 Number of Units Outstanding, End of Period                                  0         0         0         0
STI Classic Small Cap Value Equity Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 12.152  $ 14.686  $ 15.993
 Accumulation Unit Value, End of Period                                $12.152  $ 14.686  $ 15.993  $ 18.071
 Number of Units Outstanding, End of Period                                  0         0         0         0
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.193
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.383
 Number of Units Outstanding, End of Period                                 --        --        --         0

151 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.412
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.421
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.274
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.673
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Index 500 - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.742
 Number of Units Outstanding, End of Period                                 --        --        --         0
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.804
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.739  $ 13.259  $ 14.271  $ 14.377
 Accumulation Unit Value, End of Period                                $13.259  $ 14.271  $ 14.377  $ 16.335
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin Income Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.156  $ 11.031
 Accumulation Unit Value, End of Period                                     --  $ 11.156  $ 11.031  $ 12.693
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.496  $ 10.323
 Accumulation Unit Value, End of Period                                     --  $ 10.496  $ 10.323  $ 11.140
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.389  $ 14.417  $ 17.361  $ 18.377
 Accumulation Unit Value, End of Period                                $14.417  $ 17.361  $ 18.377  $ 20.921
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Franklin U.S. Government - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.176  $ 10.141
 Accumulation Unit Value, End of Period                                     --  $ 10.176  $ 10.141  $ 10.265
 Number of Units Outstanding, End of Period                                 --         0         0         0
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $ 10.936
 Number of Units Outstanding, End of Period                                 --        --        --         0
FTVIP Mutual Shares Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.319  $ 12.560  $ 13.766  $ 14.811
 Accumulation Unit Value, End of Period                                $12.560  $ 13.766  $ 14.811  $ 17.063
 Number of Units Outstanding, End of Period                                  0         0         0         0
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $13.197  $ 16.706  $ 20.275  $ 25.143
 Accumulation Unit Value, End of Period                                $16.706  $ 20.275  $ 25.143  $ 31.342
 Number of Units Outstanding, End of Period                                  0         0         0         0

152 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.507  $ 13.463  $ 15.528  $ 16.649
 Accumulation Unit Value, End of Period                                $13.463  $ 15.528  $ 16.649  $ 19.677
 Number of Units Outstanding, End of Period                                  0         0         0         0
Lord Abbett Series - All Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.881  $ 11.326
 Accumulation Unit Value, End of Period                                     --  $ 10.881  $ 11.326  $ 12.636
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Bond-Debenture Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.334  $ 10.188
 Accumulation Unit Value, End of Period                                     --  $ 10.334  $ 10.188  $ 10.840
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth and Income Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.866  $ 10.918
 Accumulation Unit Value, End of Period                                     --  $ 10.866  $ 10.918  $ 12.460
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Growth Opportunities Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.113  $ 11.315
 Accumulation Unit Value, End of Period                                     --  $ 11.113  $ 11.315  $ 11.881
 Number of Units Outstanding, End of Period                                 --         0         0         0
Lord Abbett Series - Mid-Cap Value Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.096  $ 11.686
 Accumulation Unit Value, End of Period                                     --  $ 11.096  $ 11.686  $ 12.764
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Balanced/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.939  $ 12.964  $ 13.851  $ 13.975
 Accumulation Unit Value, End of Period                                $12.964  $ 13.851  $ 13.975  $ 15.077
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.083  $ 12.206  $ 12.663  $ 12.923
 Accumulation Unit Value, End of Period                                $12.206  $ 12.663  $ 12.923  $ 13.542
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Core Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.082  $ 10.040
 Accumulation Unit Value, End of Period                                     --  $ 10.082  $ 10.040  $ 10.253
 Number of Units Outstanding, End of Period                                 --         0         0         0
Oppenheimer Global Securities/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.711  $ 14.093  $ 16.303  $ 18.097
 Accumulation Unit Value, End of Period                                $14.093  $ 16.303  $ 18.097  $ 20.669
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer High Income/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.130  $ 12.829  $ 13.574  $ 13.475
 Accumulation Unit Value, End of Period                                $12.829  $ 13.574  $ 13.475  $ 14.324
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.395  $ 12.508  $ 13.285  $ 13.671
 Accumulation Unit Value, End of Period                                $12.508  $ 13.285  $ 13.671  $ 15.268
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.574  $ 14.518  $ 16.837  $ 17.977
 Accumulation Unit Value, End of Period                                $14.518  $ 16.837  $ 17.977  $ 20.060
 Number of Units Outstanding, End of Period                                  0         0         0         0
Oppenheimer MidCap/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.165  $ 12.267  $ 14.257  $ 15.538
 Accumulation Unit Value, End of Period                                $12.267  $ 14.257  $ 15.538  $ 15.529
 Number of Units Outstanding, End of Period                                  0         0         0         0

153 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.387  $ 12.016  $ 12.679  $ 12.645
 Accumulation Unit Value, End of Period                                $12.016  $ 12.679  $ 12.645  $ 13.196
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Global Asset Allocation - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.521  $ 12.309  $ 13.069  $ 13.605
 Accumulation Unit Value, End of Period                                $12.309  $ 13.069  $ 13.605  $ 14.943
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Growth and Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.150  $ 13.370  $ 14.457  $ 14.804
 Accumulation Unit Value, End of Period                                $13.370  $ 14.457  $ 14.804  $ 16.700
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $10.930  $ 11.190  $ 11.665  $ 12.850
 Accumulation Unit Value, End of Period                                $11.190  $ 11.665  $ 12.850  $ 12.855
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT High Yield - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.336  $ 13.212  $ 14.212  $ 14.259
 Accumulation Unit Value, End of Period                                $13.212  $ 14.212  $ 14.259  $ 15.337
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Income - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.413  $ 10.338  $ 10.506  $ 10.466
 Accumulation Unit Value, End of Period                                $10.338  $ 10.506  $ 10.466  $ 10.645
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT International Equity - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.392  $ 13.249  $ 14.981  $ 16.357
 Accumulation Unit Value, End of Period                                $13.249  $ 14.981  $ 16.357  $ 20.331
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Investors - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.725  $ 12.862  $ 14.098  $ 14.929
 Accumulation Unit Value, End of Period                                $12.862  $ 14.098  $ 14.929  $ 16.552
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Money Market - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $ 9.862  $  9.755  $  9.555  $  9.534
 Accumulation Unit Value, End of Period                                $ 9.755  $  9.555  $  9.534  $  9.686
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.359  $ 13.362  $ 14.343  $ 15.354
 Accumulation Unit Value, End of Period                                $13.362  $ 14.343  $ 15.354  $ 16.221
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT New Value - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.718  $ 14.429  $ 16.207  $ 16.701
 Accumulation Unit Value, End of Period                                $14.429  $ 16.207  $ 16.701  $ 18.856
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Research - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $11.976  $ 12.965  $ 13.570  $ 13.868
 Accumulation Unit Value, End of Period                                $12.965  $ 13.570  $ 13.868  $ 15.023
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.381  $ 11.963  $ 12.596  $ 12.749
 Accumulation Unit Value, End of Period                                $11.963  $ 12.596  $ 12.749  $ 13.886
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
 Accumulation Unit Value, Beginning of Period                          $12.647  $ 13.918  $ 16.469  $ 17.401
 Accumulation Unit Value, End of Period                                $13.918  $ 16.469  $ 17.401  $ 21.512
 Number of Units Outstanding, End of Period                                  0         0         0         0

154 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $12.430  $ 13.427  $ 15.497  $ 16.913
 Accumulation Unit Value, End of Period                                $13.427  $ 15.497  $ 16.913  $ 17.357
 Number of Units Outstanding, End of Period                                  0         0         0         0
Putnam VT Voyager - Class IB Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.550  $ 12.274  $ 12.545  $ 12.904
 Accumulation Unit Value, End of Period                                $12.274  $ 12.545  $ 12.904  $ 13.240
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.047  $ 11.945
 Accumulation Unit Value, End of Period                                     --  $ 11.047  $ 11.945  $ 12.197
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Comstock, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.258  $ 11.407
 Accumulation Unit Value, End of Period                                     --  $ 11.258  $ 11.407  $ 12.882
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen LIT Strategic Growth, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.030  $ 11.621  $ 12.075  $ 12.648
 Accumulation Unit Value, End of Period                                $11.621  $ 12.075  $ 12.648  $ 12.632
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Growth and Income, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $11.778  $ 13.221  $ 14.683  $ 15.677
 Accumulation Unit Value, End of Period                                $13.221  $ 14.683  $ 15.677  $ 17.694
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen LIT Money Market, Class II Sub-Account
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $  9.784  $  9.753
 Accumulation Unit Value, End of Period                                $10.000  $  9.784  $  9.753  $  9.887
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.615  $ 13.735  $ 14.713  $ 16.056
 Accumulation Unit Value, End of Period                                $13.735  $ 14.713  $ 16.056  $ 17.313
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.885  $ 11.374
 Accumulation Unit Value, End of Period                                     --  $ 10.885  $ 11.374  $ 12.461
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 10.657  $ 11.977
 Accumulation Unit Value, End of Period                                     --  $ 10.657  $ 11.977  $ 12.100
 Number of Units Outstanding, End of Period                                 --         0         0         0
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $10.000  $ 10.000  $ 10.974  $ 11.958
 Accumulation Unit Value, End of Period                                $10.000  $ 10.974  $ 11.958  $ 14.141
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                                     --        --        --  $  9.759
 Number of Units Outstanding, End of Period                                 --        --        --         0
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.090  $ 13.492  $ 15.617  $ 17.156
 Accumulation Unit Value, End of Period                                $13.492  $ 15.617  $ 17.156  $ 18.672
 Number of Units Outstanding, End of Period                                  0         0         0         0
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                               --  $ 10.000  $ 11.215  $ 12.240
 Accumulation Unit Value, End of Period                                     --  $ 11.215  $ 12.240  $ 14.369
 Number of Units Outstanding, End of Period                                 --         0         0         0

155 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
 Accumulation Unit Value, Beginning of Period                          $12.536  $ 14.366  $ 19.022  $ 21.613
 Accumulation Unit Value, End of Period                                $14.366  $ 19.022  $ 21.613  $ 28.957
 Number of Units Outstanding, End of Period                                  0         0         0         0

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments. If you invested in this Variable Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

156 PROSPECTUS

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

Registration fees ..................................................   $4,092.00
Cost of printing and engraving .........................   $_____
Legal fees .........................................................        $0
Accounting fees .................................................... $6,600.00
Mailing fees .......................................................      $_____

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company ("Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.

ITEM 16. EXHIBITS.

  (1)(a) Underwriting Agreement between Allstate Life Insurance Company and Allstate Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288) dated April 27, 2000.)

 (1)(b) Underwriting Agreement among Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and Dean Witter Reynolds Inc. (Northbrook Life Insurance Company was merged into Allstate Life Insurance Company effective January 1, 2003) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412) dated December 31, 1996

 (4) (a) Form of Allstate Advisor Variable Annuity Contract ("Allstate Advisor" or "Morgan Stanley Variable Annuity") (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(b) Form of Allstate Advisor Plus Variable Annuity Contract ("Allstate Advisor Plus") (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(c) Form of Allstate Advisor Preferred Variable Annuity Contract ("Allstate Advisor Preferred" or "Morgan Stanley Variable Annuity--L Share") (Incorporated herein by reference to the initial filing of Allstate Life Insurance Company Separate Account A Form N-4 Registration Statement (File No. 333-31288) dated February 29, 2000.)

(4)(d) Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity--L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(e) Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(f) Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity--L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(g) Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(h) Form of Earnings Protection Death Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(i) Form of Retirement Income Guarantee Rider 1 (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity--L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(j) Form of Retirement Income Guarantee Rider 1 (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(k) Form of Retirement Income Guarantee Rider 2 (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity--L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(l) Form of Retirement Income Guarantee Rider 2 (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(m) Form of Income Protection Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(n) Form of Spousal Protection Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(o) Form of Amendatory Endorsement for Charitable Remainder Trust (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(p) Form of Amendatory Endorsement for Grantor Trust (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(q) Form of Amendatory Endorsement for Waiver of Charges (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(r) Form of Amendatory Endorsement for Employees (Allstate Advisor) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(s) Form of Withdrawal Charge Option Rider 1 (Incorporated herein by reference to the initial filing of Allstate Financial Advisors Separate Account I Form N-4 Registration Statement(File No. 333-102934) dated February 3, 2003.)

(4)(t) Form of Withdrawal Charge Option Rider 2 (Incorporated herein by reference to the initial filing of Allstate Financial Advisors Separate Account I Form N-4 Registration Statement(File No. 333-102934) dated February 3, 2003.)

(4)(u) Form of Retirement Income Guarantee Rider 2 (Plus) (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(v) Form of Income Protection Benefit Rider (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(w) Form of Spousal Protection Benefit Rider (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(x) Form of Amendatory Endorsement for Charitable Remainder Trust (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(y) Form of Amendatory Endorsement for Grantor Trust (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(z) Form of Amendatory Endorsement for Waiver of Charges (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(aa) Form of Amendatory Endorsement for Employees (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(ab) Form of TrueReturn Accumulation Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated August 19, 2003.)

(4)(ac) Form of TrueReturn Accumulation Benefit Rider (for all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 2 of Form N-4 Registration Statement (File No. 333-102934) dated December 19, 2003.)

(4)(ad) Form of SureIncome Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No.5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(ae) Form of Spousal Protection Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(af) Form of Custodial Spousal Protection Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(ag) Form of SureIncome Plus Withdrawal Benefit Rider (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

(4)(ah) Form of SureIncome for Life Withdrawal Benefit Rider (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

(5) Opinion and Consent of General Counsel re: Legality of the securities being registered.  Filed herewith.

(15) Letter re: unaudited interim financial information from Independent Registered Public Accounting Firm.  Filed herewith.

(23) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(24) Powers of Attorney for David A. Bird, Anurag Chandra, Don Civgin, Angela K. Fontana, Judith P. Greffin, , Wilford J. Kavanaugh, Jesse E. Merten, Samuel H. Pilch, John C. Pintozzi, Steven E. Shebik, Thomas J. Wilson, and Matthew E. Winter.  Filed herewith.

 (99)Experts. Filed herewith.

ITEM 17.UNDERTAKINGS.

The undersigned Registrant hereby undertakes:

(1) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(2) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(3) That each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(5)  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 6th day of March, 2013.

ALLSTATE LIFE INSURANCE COMPANY

 (REGISTRANT)

By: /s/ ANGELA K. FONTANA ------------------------------------ Angela K. Fontana Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 6th day of March, 2013

*DON CIVGIN                                                                                      Director, President and Chief Executive Officer
------------------------------------                                                                (Principal Executive Officer)
DON CIVGIN

*/JESSE E. MERTEN                                                                          Director and Chief Financial
------------------------------------                                                                Officer
Jesse E. Merten                                                                                  (Principal Financial Officer)

*/THOMAS J. WILSON                                                                     Director and Chairman of the Board
------------------------------------
Thomas J. Wilson

*/DAVID A. BIRD                                                                               Director
------------------------------------
David A. Bird

*/ANURAG CHANDRA                                                                   Director
------------------------------------
Anurag Chandra

/s/ ANGELA K. FONTANA                                                             Director
Angela K. Fontana

*/JUDITH P. GREFFIN                                                                   Director
------------------------------------
Judith P. Greffin

*/WILFORD J. KAVANAUGH                                                     Director
Wilford J. Kavanaugh

*/SAMUEL H. PILCH                                                                 Director and Controller
------------------------------------                                                        (Principal Accounting Officer)
Samuel H. Pilch

*/ JOHN C. PINTOZZI                                                                Director
John C. Pintozzi

*/STEVEN E. SHEBIK                                                                Director
------------------------------------
Steven E. Shebik

*/ MATTHEW E. WINTER                                                      Director
Matthew E. Winter

*/By:  Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No. Description

(5) Opinion and Consent of General Counsel re: Legality of the securities being registered

(15) Letter re: unaudited interim financial information from Independent Registered Public Accounting Firm.

 (23) Consent of Independent Registered Public Accounting Firm.

 (24) Powers of Attorney for David A. Bird, Anurag Chandra, Don Civgin, Angela K. Fontana, Judith P. Greffin,
        Wilford J. Kavanaugh, Jesse E. Merten,  Samuel H. Pilch, John C. Pintozzi, Steven E. Shebik, Thomas J. Wilson,
        and Matthew E. Winter

 (99) Experts